UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04920

WASATCH FUNDS TRUST

(Exact name of registrant as specified in charter)

150 Social Hall Avenue

4th Floor

Salt Lake City, Utah 84111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Samuel S. Stewart, Jr. Wasatch Funds Trust 150 Social Hall Avenue, 4th Floor Salt Lake City, Utah 84111	Eric F. Fess, Esq. Chapman & Cutler LLP 111 West Monroe Street Chicago, IL 60603

Registrant’s telephone number, including area code: (801) 533-0777

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Item 1:  Report to Shareholders.

Annual Report

September 30, 2012

Equity Funds

Wasatch Core Growth Fund Wasatch Emerging India Fund

Wasatch Emerging Markets Small Cap Fund Wasatch Frontier Emerging Small Countries Fund Wasatch Global Opportunities Fund Wasatch Heritage Growth Fund Wasatch International Growth Fund Wasatch International Opportunities Fund Wasatch Large Cap Value Fund Wasatch Long/Short Fund Wasatch Micro Cap Fund Wasatch Micro Cap Value Fund Wasatch Small Cap Growth Fund Wasatch Small Cap Value Fund Wasatch Strategic Income Fund Wasatch Ultra Growth Fund Wasatch World Innovators Fund

Bond Funds

Wasatch-1st Source Income Fund Wasatch-Hoisington U.S. Treasury Fund

Wasatch funds

Wasatch Funds

Salt Lake City, Utah

www.wasatchfunds.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

LETTER TO SHAREHOLDERS —“NERVOUSLY BULLISH — Why Have I Raised The Caution Flag Even Higher?”

Samuel S. Stewart, Jr. PhD, CFA President of Wasatch Funds

DEAR FELLOW SHAREHOLDERS:

Regular readers of my commentaries know that my outlook has evolved over the past few years.
I was bullish regarding the investment potential for stocks shortly after the 2009 market lows when overall stock valuations were compelling and investors were fearful. As the market has rallied since 2009, my optimism has waned. I’ve gone from bullish to cautiously bullish to nervously bullish. So why have I raised the caution flag even higher from previous commentaries? There are three main reasons: (1) most stocks have become more expensive; (2) the current actions of the U.S. Federal Reserve (Fed) aren’t likely to improve economic conditions in the short term and pose an inflationary threat in the long term; and (3) I’m disappointed by our politicians’ continued refusal to work together to deal with our most critical challenges. While I’m less bullish on the overall stock market, I still believe it’s a stock picker’s environment where we can continue to uncover some of the “World’s Best Growth Companies” that have the potential to outperform the overall economy. At Wasatch, we always look for healthy, innovative and well-managed companies that are growing much faster than the overall economy—we just have to find them and then buy them at the right price.

ECONOMY

After the financial crisis in 2008 and early 2009, the Fed started on a path of “quantitative easing” (QE) by buying government securities to support bond prices and lower interest rates in an effort to stimulate the economy. The first massive purchase of securities was known as QE1. Most reasonable institutional investors considered QE1 to be a prudent response to the crisis. Although QE1 helped to bolster asset prices (stocks, bonds and commodities), economic conditions didn’t improve as much as hoped and unemployment remained stubbornly high. The Fed’s second round of quantitative easing (QE2) and so-called “Operation Twist”—the simultaneous sale of short-term Treasuries and purchase of long-term Treasuries in an effort to lower long-term rates—was met with increasing skepticism among institutional investors. But there was still some sympathy for the Fed’s predicament in trying to meet its dual mandate of promoting maximum employment and stable prices, especially with the concerns surrounding the earthquake and nuclear crisis in Japan.

Now we have come to a third round of quantitative easing (QE3) and a commitment from the Fed to keep interest rates at extremely low levels at least through mid-2015. Fed Chairman Ben Bernanke argues that, in the absence of reasonable fiscal policies coming from our politicians, QE3 is the best alternative. I strongly disagree. If I were in Chairman Bernanke’s shoes, I’d issue a statement that the Fed has already done what it can to put the economy on the right track, and that it’s now time for the Executive Branch and Congress to take the lead in tackling the critical fiscal issues of taxes, spending, debt, deficits, infrastructure, education and employment.

I believe the Fed is out of ammunition primarily because low interest rates alone can’t stimulate the economy and bring down unemployment. As I see it, the problems in our economy have more to do with confidence and demand. An entrepreneur recently told me that when he was young and inexperienced he had no trouble getting financing. Now, even though he’s older and has a successful track record, banks are unwilling to lend. In addition to the challenges in obtaining financing, companies are faced with weak demand from customers who are dealing with their own economic problems. Ironically, announcing QE3 may have actually scared some businesspeople more as they could view the Fed’s action as a sign that conditions are getting weaker.

The main beneficiaries of low interest rates have been large companies that are able to refinance their debt, and large banks that pay little or nothing on deposits and earn a modest spread by investing in Treasuries. Stock, bond and commodity prices have also benefited in general, partially due to the perception that the Fed has been targeting asset prices as a way to improve confidence in the economy.

Unfortunately, many people haven’t participated in these asset-price improvements because they’ve mostly stayed out of the markets after the devastation in 2008 and early 2009. There have been stronger flows into intermediate- and longer-term fixed-income investments, however. I just hope that investors understand the price risks in these investments when interest rates eventually rise.

Political gridlock in Washington is about as bad as I’ve ever seen during my career. And we’re fast approaching the “fiscal cliff” in which tax cuts are set to expire and federal spending is scheduled to be reduced. Although taxes and spending need to be dealt with comprehensively over the long term, the automatic tax increases and spending reductions aren’t what the economy needs right now. I’m cautiously optimistic that the ideologues on both sides of the aisle will get their acts together and initiate a compromise because the political fallout of inaction would be enormous. After we get past the fiscal cliff, I believe that two of the most pressing issues we face today are infrastructure and education. If we’re not strong in both of these areas, we won’t be able to effectively compete on a global basis, grow our economy, employ our people, and pay off our debts.

MARKETS

Despite the challenges in the economy, the overall stock market and most of the companies in our portfolios advanced strongly during the 12 months ended September 30, 2012. Including reinvested dividends, the S&P 500 Index was up 30.20% for the 12 months. Anticipation of QE3 probably played a role in this market advance. But in many cases, I believe that company fundamentals also played a role. Indeed, when I speak to the managements of many of the companies we own, I’m impressed by their resilience. I often hear that our companies are doing well by providing cost-effective products and services to their struggling customers. So the recurring theme seems to be efficiency. Companies that help their customers be efficient and save money are typically the ones we find most attractive as investments.

SEPTEMBER 30, 2012

This focus on efficiency often leads us to companies that are front and center in the information-related economy. For example, technology tends to be less capital intensive than manufacturing. And if a technology company is successful, its cash flows and profits can be enormous relative to the cost of starting the business. I believe the high level of cash being generated by some companies, particularly tech companies, is responsible for a good portion of the stock buybacks we’re seeing today. Buying back stock may be especially attractive to companies because buybacks tend to be more discretionary than increasing a dividend, which establishes an expectation of a commitment going forward. Look at a company like tech giant Apple. The shares currently trade at just 14 times (forward) estimated earnings, so buying back stock is a good way for Apple to increase shareholder value during periods when the company’s excess cash isn’t needed for continuing operations, new ventures or acquisitions.

WASATCH

Like many of the technology companies in which we often invest, our business at Wasatch Advisors isn’t capital intensive. Our people are our most important assets. That’s why we invest heavily in their education and training, give them the resources they need to succeed, and try to create a stimulating work environment.

A further aspect of getting the most from our people—and therefore offering high value to our investors—is our willingness to expand our research and to carefully launch additional investment products. From the outside, it may be difficult to discern the reasons for our product launches. Sometimes we launch products that fall into broader categories, but with a finer focus. A good example is our Wasatch Emerging Markets Small Cap Fund, which at the point of its inception in 2007 was one of the few no-load emerging markets mutual funds focused on small cap stocks. At other times we launch products that may appear to be very specialized. These products play key roles in supporting Wasatch’s overall “Multiple Eyes® ” deep due diligence—where all company research from around the world is shared internally.

Another important point is that our investment products aren’t training grounds for inexperienced analysts. Our products are launched when we see opportunities in the financial markets to generate attractive returns, and when we have the talent on staff to take advantage of these opportunities. I believe this product launch philosophy helps us retain our investment professionals, enhances their skills, and generates more outstanding investment ideas for the firm as a whole. Clearly, this philosophy benefits our people. But more importantly, I believe it benefits our shareholders who understand our vision and invest with us.

With sincere thanks for your continued investment,

Sam Stewart

Information in this report regarding market or economic trends or the factors influencing historical or future performance reflects the opinions of management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

Someone who is “bullish” or “a bull” is optimistic with regard to the stock market’s prospects.

World’s Best Growth Companies (WBGCs) are defined by Wasatch as companies that we believe possess an identifiable, sustainable competitive advantage, are well managed, undervalued and are producing above average earnings growth relative to their industry and country of origin.

Quantitative easing is a government monetary policy used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

QE2 is the nickname for the second round of quantitative easing announced by Fed chairman Ben Bernanke in November 2010 whereby the Fed would buy billions of dollars in long-term U.S. Treasury securities in an effort to jump start the sluggish economic recovery.

QE3 is the nickname for the third round of quantitative easing launched by the Fed whereby the Fed will purchase $40 billion of mortgage-backed securities on a monthly basis in an effort to support the economic recovery.

The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance. One cannot invest directly in an index.

As of September 30, 2012, the Wasatch World Innovators Fund had 3.9% of its net assets invested in Apple, Inc.

Fund holdings are subject to change at any time. References to individual companies should not be construed as recommendations to buy or sell shares in those companies.

The investment objective of the Wasatch Emerging Markets Small Cap Fund is long-term growth of capital.

Multiple Eyes® is a Wasatch term used to describe the firm’s collaborative culture and research process.

CFA® is a trademark owned by CFA Institute.

MSCI benchmark data used in this report was provided by MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report was not approved or produced by MSCI.

WASATCH CORE GROWTH FUND (WGROX / WIGRX) — Management Discussion	SEPTEMBER 30, 2012

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor and Paul Lambert.

JB Taylor Portfolio Manager	Paul Lambert Portfolio Manager	OVERVIEW During the 12 months ended September 30, 2012, the Wasatch Core Growth Fund—Investor Class gained 26.91% and the Russell 2000 Index rose 31.91%. The strong market return for the 12 months is somewhat misleading, considering that it sold off precipitously in the summer of 2011, creating a temporary low “starting point” for the period. If we go back 18 months, the Index has only returned 0.94% on an annualized basis, while the Fund has returned 8.40%. These performance patterns are consistent with the strategy we pursue. The Fund will often keep pace with or slightly lag the Index in strong up markets. But over longer periods (which inevitably include market sell-offs), we hope to outperform.

Given the economy has not improved markedly since the September low of 2011, we believe the strong market has been driven by momentum buying. The Federal Reserve began flooding the market with liquidity in the aftermath of the 2008 financial crisis and has consistently telegraphed a short- and medium-term future of near-zero interest rates. With rates low, investors looking for attractive returns are pushed further out on the risk spectrum. This has benefited equities in general and higher-risk stocks in particular. In the “risk-on” environment, the Fund posted a substantial gain during the year but trailed the benchmark. The steady and consistent growth stocks we own are typically not the stocks that lead the market when risk appetites are elevated.

DETAILS OF THE YEAR

While the gains in the Fund were broad-based, a number of our consumer discretionary and industrial stocks did especially well. Big winners in these sectors included Hibbett Sports, Inc. and InnerWorkings, Inc. Hibbett operates a chain of athletic apparel and equipment stores. The demand for everyday sporting goods has held up in the slow economy.

At the same time, management has remained disciplined about cutting costs.

InnerWorkings is an outsourced print management company. By leveraging a sophisticated database that tracks printing capacity around the world, it is able to find the most cost-effective solutions for its global customers. InnerWorkings continues to add large multinational clients, and quarterly revenue growth (year-over-year) has averaged more than 25% for the last nine quarters.

Our lack of exposure to biotechnology companies was a sector-related headwind for the Fund. Biotechnology stocks accounted for more than one-quarter of the weight of the Russell 2000’s health care sector and they were up approximately

50%, on average. We generally avoid these companies because they are highly speculative. We also do not own domestic banks, which rallied hard and represent a meaningful portion of the Index’s weight in financials. Moreover, some of the financial stocks we owned performed poorly, including DFC Global Corp., a consumer finance company impacted by regulatory uncertainty in the United Kingdom.

We believe U.S. banks still have weak growth prospects and opaque balance sheets. We have found more attractive banks overseas. For example, we own Yes Bank Ltd. in India and Banco Daycoval in Brazil. Both stocks were up sharply during the third quarter of 2012.

ANSYS, Inc., a global leader in simulation software, was another strong performer in the third quarter. In the second quarter, the company’s exposure to an uncertain environment in Europe and, specifically, the auto sector, hung over the stock. In August, these fears proved to be unfounded when ANSYS reported another record quarter of strong revenue and earnings growth.

Two stocks that lagged in the quarter were Allegiant Travel Co. and Polypore International, Inc. Higher oil prices weighed on Allegiant Travel, a discount airline. While it’s true that higher fuel prices will hurt future earnings potential, we believe any impact will be overpowered over the long run by Allegiant’s strong organic growth.

Polypore makes filtration membranes used in lead-acid car batteries and in the lithium batteries of electric vehicles (EVs). The stock was affected for the quarter and the year by disappointing sales of the Chevy Volt and Nissan Leaf, the first real entrants into the EV market. Despite recent selling pressure, our long-term outlook on Polypore remains positive. The timing may be uncertain, but we believe that EVs will begin to steadily take market share. Furthermore, lithium batteries are increasingly being used in high-growth areas of the consumer electronics market, such as smart phones and tablet computers.

OUTLOOK

Over the remainder of 2012 and into 2013, our portfolio companies are on track to deliver high-teens earnings growth on low-to-mid-teens sales growth. The Fund’s price-to-earnings (P/E) ratio was 22.2 times trailing 12-month earnings on September 30, which appears reasonable relative to our projected earnings growth. A metric we follow is EBIT ROA, which is earnings before interest and taxes divided by total assets (excluding cash and intangibles). This metric is a rough measure of the cash a business can generate in relation to its assets and, for us, a measure of business-model quality. The Fund’s weighted-average EBIT ROA is greater than 30% and more than four times higher than that of the Russell 2000 Index.

We believe a portfolio of companies with what we consider to be industry-best management teams, defensible business models, strong cash flows and above-average revenue and earnings growth will continue to be well positioned for solid absolute and relative returns.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH CORE GROWTH FUND (WGROX / WIGRX) — Portfolio Summary	SEPTEMBER 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Core Growth (WGROX) — Investor	26.91%	3.68%	9.65%
Core Growth (WIGRX) — Institutional	27.00%	3.69%	9.66%
Russell 2000® Index	31.91%	2.21%	10.17%
Russell 2000® Growth Index	31.18%	2.96%	10.55%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 Prospectus, the Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund — Investor Class: 1.31% / Institutional Class: 1.23%, Net: 1.21%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to January 31, 2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to January 31, 2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Copart, Inc.	5.3%
Life Time Fitness, Inc.	3.8%
Alliance Data Systems Corp.	3.2%
IDEX Corp.	3.1%
Polypore International, Inc.	3.1%

Company	% of Net Assets
MEDNAX, Inc.	3.0%
MSC Industrial Direct Co., Inc., Class A	2.9%
ANSYS, Inc.	2.7%
Waste Connections, Inc.	2.6%
DFC Global Corp.	2.4%

*	As of September 30, 2012, there were 59 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in these or any indices.

WASATCH EMERGING INDIA FUND (WAINX) — Management Discussion	SEPTEMBER 30, 2012

The Wasatch Emerging India Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan and Roger Edgley.

Ajay Krishnan, CFA Portfolio Manager	Roger D. Edgley, CFA Portfolio Manager	OVERVIEW The Wasatch Emerging India Fund gained 11.42% in the 12 months ended September 30, 2012. The Fund outperformed its benchmark, the MSCI India Investable Market

Index (IMI), which rose 6.04%.

It was a volatile 12 months for the India market overall. The fourth quarter of last year was weak, but the market soared in the first quarter of 2012 rebounding from the prior year’s decline. The market then declined again in the second quarter followed by a strong third quarter. We are pleased with the Fund’s performance during the year. It slightly outperformed the benchmark in periods of strength, and as we would expect, the Fund outperformed when the market was weak, as our quality-focused style provided some insulation. Again, we do not expect to outperform in every market environment. The Fund’s pattern has been to accumulate alpha on the downside, participate somewhat on strong up days, and outperform over a complete market cycle.

DETAILS OF THE YEAR

Our stock picking added value in most sectors, but was particularly strong in industrials, information technology, health care and financials. Our weakest performance over the past 12 months came from the utilities sector.

The Fund’s investments in the financials sector are geared to India’s rising consumers. The top contributor for the year, Gruh Finance Ltd., provides home loans to individuals and families. Mahindra & Mahindra Financial Services Ltd., another top contributor, makes vehicle and home loans to retail customers. Other top contributors included: Amara Raja Batteries Ltd., Jubilant Foodworks Ltd., and Godrej Consumer Products Ltd. Amara Raja is a manufacturer of lead acid storage batteries for industrial and automotive applications. Jubilant Foodworks owns the franchise rights for Dunkin Donuts and Domino’s Pizza. India’s rising consumer class drives the company’s growth. It is one of the few publicly listed restaurant companies in the country. Godrej, a consumer products company, also benefits from the rise of the middle class population. This group accounts for some 300 million people, all of whom have more money to spend than before. Businesses that do a good job of catering to growing consumer appetites can experience healthy levels of earnings growth. India is distinct from many other emerging markets in that its own consumers drive fully 65% of its economic activity. Typically, developing market economies are largely export-driven. We have tried to focus the portfolio on companies that can benefit from domestic Indian demand.

Indraprastha Gas Ltd. (IGL) is one of India’s leading natural gas distributors. The stock was the Fund’s largest detractor from performance for the year. In the June quarter, the government’s newly formed regulatory body overstepped its purview and put a cap on the prices that IGL could charge its customers. This caused the stock to correct over 40% in the quarter. The cap has since been overturned by the courts but the stock has not fully recovered. This regulatory overhang also impacted Gujarat Gas Co. Ltd., a gas distributor in the state of Gujarat, and Petronet LNG Ltd., a liquefied natural gas distributor. While we believe the long-term prospects of these companies are attractive, we have reduced our exposure to salute the lack of visibility and predictability that comes with a regulatory overhang. We generally avoid companies and industries where the threat of government intervention is high. Consequently, we have stayed away from investing in infrastructure-related companies in areas like mining, real estate and power generation.

MakeMyTrip Ltd. was another significant detractor. The company is India’s largest Internet-based travel service provider. Turmoil in the aviation market and appreciation of the rupee, which hurt demand for overseas travel, impacted the stock. We remain optimistic about the prospects for MakeMyTrip since we believe it is a direct beneficiary of the growing travel market in India.

OUTLOOK

In the last couple of months India’s government has moved forward on several key policy initiatives, including allowing foreign direct investment in retail, aviation and broadcasting. The government has also provided clearer guidelines on land acquisition, which will help to move forward several infrastructure-related investments and also make it easier for corporations to proceed with their expansion plans. It also tackled some issues facing India’s power grid by recapitalizing the loans of state electricity boards, the primary distributors of power in the country, and by issuing guidelines on coal block pricing, which will enable investment in new, much needed infrastructure. We believe all of this bodes well for India’s long term economic prospects.

The Fund is broadly positioned across sectors. In terms of immediate outlook, we see a market where sentiment has been weak due to concerns over food inflation, interest rates and growth. This has allowed us to build positions in companies we feel positive about. In some areas of the portfolio we are acquiring names at attractive valuations. Our focus is to continue to invest for the long term. The Indian market is prone to dramatic sentiment shifts and we believe this presents opportunities for disciplined, long-term investors.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH EMERGING INDIA FUND (WAINX) — Portfolio Summary	SEPTEMBER 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 4/26/11
Emerging India	11.42%	N/A	1.36%
MSCI India IMI	6.04%	N/A	-13.49%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging India Fund are 4.85%. The Net Expenses are 1.95%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small or micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus. The Fund is non-diversified, meaning that it can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Jubilant Foodworks Ltd. (India)	3.5%
Gruh Finance Ltd. (India)	3.4%
Mahindra & Mahindra Financial Services Ltd. (India)	3.1%
Amara Raja Batteries Ltd. (India)	2.9%
LIC Housing Finance Ltd. (India)	2.8%

Company	% of Net Assets
Cognizant Technology Solutions Corp., Class A	2.7%
Housing Development Finance Corp. Ltd. (India)	2.6%
Godrej Consumer Products Ltd. (India)	2.6%
WABCO India Ltd. (India)	2.5%
City Union Bank Ltd. (India)	2.5%

*	As of September 30, 2012, there were 60 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ††Inception: April 26, 2011. The MSCI India Investable Market Index (IMI) covers all investable large, mid and small cap securities across India, targeting approximately 99% of the Indian market’s free-float adjusted market capitalization. You cannot invest directly in this or any index.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Management Discussion	SEPTEMBER 30, 2012

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley and Laura Geritz.

Roger D. Edgley, CFA Portfolio Manager	Laura Geritz, CFA Portfolio Manager	OVERVIEW The Wasatch Emerging Markets Small Cap Fund gained 23.15% in the 12 months ended September 30, 2012. The Fund outperformed the MSCI Emerging Markets Small

Cap Index, which rose 15.52%.

It was a strong 12 months for emerging markets overall, with some volatility along the way. The fourth quarter of last year was solid, but the year 2011 overall was pretty dismal with the Fund outperforming nicely in this down market. The market soared in the first quarter of 2012 rebounding from the prior year’s steep decline. Emerging markets then retreated in the spring on concerns about Europe’s debt crisis and slowing economic growth around the world. The market resumed its upward trajectory in the final months of the period as central banks stepped in to support the global economy.

We are pleased with the Fund’s performance during the year. The Fund significantly outperformed the benchmark in a strong market overall. However, it also outperformed when the market was weak in the second quarter of 2012, and we believe our quality-focused style helped to mitigate the downside.

We have also been pleased with the Fund’s risk-adjusted returns and feel that we have not been taking on more than market risk to achieve these returns. We continue to manage the Fund in a risk conscious way. One of the things that may not be appreciated about this strategy is the amount of in-built diversification coming from broad exposure across stocks, sectors, countries and currencies.

DETAILS OF THE YEAR

During the year, our stock picking added value in the majority of countries and was particularly strong in the Philippines and India, where we are overweight, as well as in South Africa, Malaysia and Chile. While our stocks provided positive performance in Taiwan, they were not as strong as those in the Index and we were underweight. Our stocks in China also underperformed those in the Index and provided negative performance.

We are finding many exciting long-run growth stories in India, and the Fund is overweight in Indian stocks relative to the benchmark (almost double). Our stocks were up over 19% while those in the benchmark were down. In the Philippines we are also overweight versus the benchmark, and our stocks were up over 80% for the year while those in the benchmark were up close to 40%.

In China, our weighting is less than half that of the benchmark and our stocks underperformed. Chinese stocks have clearly been in a bear market—whether one considers the domestic Shanghai market or Chinese stocks listed on other exchanges such as the U.S. and Hong Kong for example. The poor sentiment around Chinese stocks is based on some real and justified concerns investors have regarding corporate behavior, and the quality of the economic and political system. We have been underweight in China for the past few years and expect to continue to be underweight—a function reflecting the difficulty of finding companies that meet our quality criteria.

Our best-performing stocks were broadly based in countries and sectors. Mr Price Group, the top contributor, is a South Africa-based fashion retailer, Security Bank Corp. is a Philippines bank, Koza Altin Isletmeleri A.S. is a mineral exploration company based in Istanbul, Turkey and Coastal Energy Co. is an oil and gas exploration company with assets in Thailand and Malaysia.

The same can be said of the Fund’s bottom performers. Indraprastha Gas Ltd. is an Indian natural gas distributor, Highland Gold Mining Ltd. is based in Russia, and Hiwin Technologies Corp. manufactures components primarily in Taiwan. The risks tended to be more stock specific on these companies.

OUTLOOK

The past year has also demonstrated the importance of smaller countries like the Philippines, Thailand and Chile and has emphasized that the Fund’s performance goes beyond the BRIC (Brazil, Russia, India and China) countries. The long-term attraction of emerging markets is about much more than the BRICs. Our outlook for emerging markets in general is positive. We believe we have constructed a high-quality portfolio that has the potential to deliver better-than-market earnings-per-share growth. This gives us confidence that the Fund is positioned for continued strong performance, both in absolute terms and relative to the benchmark. We continue to believe smaller companies will be a key part of positive change across many sectors and countries.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Portfolio Summary	SEPTEMBER 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 10/1/07
Emerging Markets Small Cap	23.15%	6.05%	6.05%
MSCI Emerging Markets Small Cap Index	15.52%	-1.04%	-1.04%
MSCI Emerging Markets Index	16.93%	-1.28%	-1.28%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are 2.19%. The Net Expenses are 1.95%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Security Bank Corp. (Philippines)	1.9%
Siam Makro Public Co. Ltd. (Thailand)	1.7%
Colgate-Palmolive India Ltd. (India)	1.6%
Home Product Center Public Co. Ltd. (Thailand)	1.6%
PT Holcim Indonesia Tbk (Indonesia)	1.6%
Mahindra & Mahindra Financial Services Ltd. (India)	1.6%

Company	% of Net Assets
Universal Robina Corp. (Philippines)	1.6%
Bata India Ltd. (India)	1.6%
Mr Price Group Ltd. (South Africa)	1.6%
International Container Terminal Services, Inc. (Philippines)	1.5%

*	As of September 30, 2012, there were 97 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ††Inception: October 1, 2007. The MSCI Emerging Markets and Small Cap indices are free float-adjusted market capitalization indices that are designed to measure equity market performance in the global emerging markets. You cannot invest directly in these or any indices.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX) — Management Discussion	SEPTEMBER 30, 2012

The Wasatch Frontier Emerging Small Countries Fund is managed by a team of Wasatch portfolio managers led by Laura Geritz.

Laura Geritz, CFA Portfolio Manager

OVERVIEW

The Wasatch Frontier Emerging Small Countries Fund gained 20.50% since its inception on January 31, 2012 through September 30, 2012. The Fund outperformed the MSCI Frontier Emerging Markets Index, which rose 9.10% during the same period. The Fund slightly lagged the benchmark during the first quarter of 2012 due to high cash levels in an up market as we carefully invested the Fund’s assets. The Fund made up significant ground providing positive performance during the second quarter while the market was down, and significantly outperformed in the strong third quarter.

With the continued risks facing the world’s economy, including muddling growth in the U.S., a struggling Europe, which is now hampering global growth, and an uncertain future for China, we continue to invest in companies that we consider to be high quality with strong cash flow characteristics and balance sheets that have the potential to do relatively well in any economic environment.

Our strategy of investing in frontier and emerging small countries isn’t without risks and we believe individual countries will witness setbacks. This is why country diversification is extremely important as a risk management tool. The Fund’s diversification is not driven by sectors as you would see in more global products. We attempt to protect investors from the risk of having one country go astray through broad country selection. Domestic economic opportunities may be one of the prime reasons frontier emerging small countries also offer low correlation with other markets and may enhance portfolio diversification for investors.

We believe that the investment potential has moved on from large emerging markets such as Korea and Taiwan, and Brazil, Russia, India and China (collectively known as the BRICs), to smaller emerging countries including Peru, Colombia, Egypt, the Philippines, Thailand, Indonesia and the Czech Republic, and to frontier countries such as Kenya, Ghana, Nigeria, Bangladesh, Pakistan, Vietnam and Sri Lanka, to name a few. This isn’t to say that investment returns won’t be strong in the large emerging countries. It is simply to point to a subset of the emerging world that is as yet undiscovered by many investors. A key attribute that makes this set of frontier and emerging small countries interesting for us is the low coverage in the universe of companies we are researching—lose to 20% of the Fund’s holdings have no analyst coverage.

DETAILS OF THE PERIOD

Our overweight position in Nigeria’s strong-performing market added significantly to outperformance relative to our benchmark since the Fund’s inception. Our average weighting of over 15% compared to the market’s roughly 5%, with stocks providing performance of over 37% added nicely to performance relative to the benchmark. Our stock picking added value in the majority of countries and was particularly strong in the Philippines, Pakistan, Thailand, Malaysia, Sri Lanka and Indonesia. While our stocks provided positive performance in Colombia, they were not as strong as those in the Index and we were significantly underweight. Our stocks in Brazil (due to Argentinian exposure), Namibia and Morocco also provided negative performance but did not significantly detract from the Fund’s overall performance.

Our top-contributing stocks were heavily weighted in the consumer staples and consumer discretionary sectors and included Cadbury Nigeria plc, Unilever Pakistan Ltd., Arwana Citramulia, an Indonesian producer of ceramic tiles, Unilever Nigeria plc, and Oishi Group Public Co. Ltd., a Japanese restaurant company in Thailand.

The Fund’s bottom performers included Arcos Dorados Holdings, Inc., a McDonald’s franchise in Latin America, Singer Bangladesh Ltd., Brasseries du Maroc, a beverage distributor in Casablanca, Morocco, and Petrominerales Ltd., a Latin American oil and gas exploration and production company. The risks tended to be more stock specific on these companies.

OUTLOOK

In order to unearth these interesting investments, we have ventured to Ghana and Kenya and three times to Nigeria in the last year. The team has also visited Myanmar, Cambodia, Laos, Bangladesh, Sri Lanka, Thailand, Pakistan, Egypt, Morocco, Mexico, Turkey, Brazil, Peru, India, Hong Kong, Germany, London, Taiwan, the Philippines and Singapore. As this report was being written, some team members were en route to Japan and others were visiting companies in South Africa. Clearly, we believe firmly in deep due diligence across the globe in order to populate this Fund with solid investments.

We believe the quality of the companies we have found in these regions of the world is outstanding, and management also has been outstanding. Growth appears to be abundant and valuations lower than what we have seen in emerging markets, especially when we incorporate high dividend yields. In addition, stocks in frontier and emerging small countries appear to be reasonably valued relative to their quality and growth prospects.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX) — Portfolio Summary	SEPTEMBER 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION* 1/31/12
Frontier Emerging Small Countries	N/A	N/A	20.50%
MSCI Frontier Emerging Markets Index	N/A	N/A	9.10%
MSCI Frontier Markets Index	N/A	N/A	5.48%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the Fund’s January 31, 2012 inception and prospectus, the estimated Total Annual Fund Operating Expenses for the Wasatch Frontier Emerging Small Countries Fund are 3.65%. The Net Expenses are 2.25%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

*Not	annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Unilever Nigeria plc (Nigeria)	4.0%
East African Breweries Ltd. (Kenya)	3.4%
Nestlé Nigeria plc (Nigeria)	3.3%
Ceylon Tobacco Co. plc (Sri Lanka)	3.1%
Ecopetrol S.A. (Colombia)	2.9%

Company	% of Net Assets
NagaCorp Ltd. (Cambodia)	2.8%
Unilever Pakistan Ltd. (Pakistan)	2.5%
British American Tobacco Kenya Ltd. (Kenya)	2.3%
Nigerian Breweries plc (Nigeria)	2.3%
Lion Brewery Ceylon plc (Sri Lanka)	2.2%

**	As of September 30, 2012, there were 99 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: January 31, 2012. The MSCI Frontier Emerging Markets and MSCI Frontier Markets indices are free float-adjusted market capitalization indices designed to measure equity market performance in the global frontier and emerging markets. You cannot invest directly in these or any indices.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Management Discussion	SEPTEMBER 30, 2012

The Wasatch Global Opportunities Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Ajay Krishnan and Roger Edgley.

JB Taylor Portfolio Manager	Ajay Krishnan, CFA Portfolio Manager	Roger D. Edgley, CFA Portfolio Manager

OVERVIEW

The Wasatch Global Opportunities Fund gained 26.69% in the 12 months ended September 30, 2012 and outperformed the MSCI AC World Small Cap Index, which rose 22.04%.

It was a good year for the global small cap market, but not without some volatility. The market soared from October through March, rebounding from a steep decline in the third quarter of 2011. Small caps then retreated in the spring on concerns about Europe’s debt crisis and slowing economic growth around the world. The market resumed its upward trajectory in the final months of the period as central banks stepped in to support the global economy.

We are pleased with the Fund’s performance during the year. The Fund kept pace with the benchmark when the market was strong. More importantly, the Fund outperformed when the market was weak, and we believe our quality-focused style provided some insulation. Experience has shown that the long-run power of compounding is greatly enhanced if losses can be mitigated in down markets.

DETAILS OF THE YEAR

During the year, our stock picking added value in the majority of countries in which the Fund invested, and was particularly strong in Japan. One of our best-performers was MonotaRO Co. Ltd., an Internet-based distributor of maintenance, repair and operations supplies to Japanese manufacturers. The company’s broad product line makes it a convenient, one-stop shop for purchasing managers who need to order supplies quickly. With monthly sales growth consistently above 20% (year-over-year), we believe MonotaRO is one of the few genuine organic growth stories in Japan.

Ultimate Software Group, Inc. and Life Healthcare Group Holdings Ltd. were also strong performers. Ultimate Software is a U.S. company that provides payroll processing software over the Internet, a delivery model known as “Software-as-a-Service” (SaaS). This has several advantages over traditional, on-premise software, including ease-of-use for customers and a recurring revenue stream for Ultimate. Life Healthcare operates a network of private hospitals in South Africa and is benefiting from positive industry dynamics. South Africa’s population is aging, the public health care system is underfunded and understaffed, and tax reform is making private health care more affordable.

Immunodiagnostic Systems Holdings plc and Polypore International, Inc. were the Fund’s biggest detractors. United Kingdom-based Immunodiagnostic Systems develops medical diagnostic tests. Competition for its main product, a Vitamin D test, has intensified, and the company has not expanded its product portfolio quickly enough to offset the weakness. Polypore is a U.S. manufacturer of filtration membranes used in lead-acid car batteries and in the lithium batteries of electric vehicles (EVs). The stock was impacted by disappointing sales of the Chevy Volt and Nissan Leaf, the first real entrants in the EV market.

We are finding many exciting long-run growth stories in India, and the Fund is overweight versus the benchmark. While this was a headwind during the year, it was a tailwind in the third quarter of 2012 when India was one of the best-performing small cap markets in the world. Our Indian stocks gained more than 17% during the quarter, and beat the broad Indian small cap market and the Index. One of our biggest winners was Mahindra & Mahindra Financial Services Ltd., a rapidly growing finance company that does most of its lending in rural India.

Two strong performers in the third quarter were Semen Gresik and Indocement Tunggal Prakarsa, cement producers based in Indonesia. Both companies have seen an increase in volumes and have raised prices because the cost of coal, an energy source in cement production, has dropped.

Our domestic health care holdings are concentrated in consistent, stable service providers—companies like IPC The Hospitalist Co., Inc., a physicians’ network, and Covance, Inc., a contract research organization. These stocks lagged in the third-quarter rally when investors gravitated toward more speculative health care stocks in areas like biotechnology and health care technology. We tend to be underinvested here because companies typically lack the dependable earnings streams we find attractive.

OUTLOOK

The Global Opportunities Fund consists of what we believe are the best ideas Wasatch has to offer around the world. In emerging markets, we own stocks that are growing fast yet are still trading at attractive price-to-earnings (P/E) multiples. In developed markets, we have identified numerous companies whose unique characteristics allow them to thrive despite weakness in their domestic economies. Some are market leaders that are taking share from competitors. Others deliver products and services that make their customers more efficient. These companies have the potential for sustainable revenue and earnings growth.

We believe we have constructed a very high-quality portfolio that is trading at a market P/E multiple and we expect it to deliver better-than-market earnings-per-share growth. This gives us confidence that the Fund is positioned for continued strong performance, both in absolute and relative terms.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Portfolio Summary	SEPTEMBER 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 11/17/08
Global Opportunities	26.69%	N/A	26.30%
MSCI AC World Small Cap Index	22.04%	N/A	20.64%
S&P Global SmallCap Index	21.73%	N/A	19.43%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Opportunities Fund are 1.79%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
MonotaRO Co. Ltd. (Japan)	2.9%
Wirecard AG (Germany)	2.2%
Elekta AB, Class B (Sweden)	1.9%
Abcam plc (United Kingdom)	1.8%
Rotork plc (United Kingdom)	1.7%
Multiplan Empreendimentos Imobiliarios S.A. (Brazil)	1.6%

Company	% of Net Assets
Ultimate Software Group, Inc.	1.6%
Copart, Inc.	1.5%
Aberdeen Asset Management plc (United Kingdom)	1.5%
Castrol India Ltd. (India)	1.5%

*	As of September 30, 2012, there were 97 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ††Inception: November 17, 2008. The MSCI AC (All Country) World Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, including securities of U.S. issuers, with market capitalizations between US $200 million and $1.5 billion. The S&P Global SmallCap Index is an unmanaged index and includes reinvestment of all dividends of issuers located across developed and emerging markets, including the United States, that fall in the bottom 15% of their country’s market cap range. You cannot invest directly in these or any indices.

WASATCH HERITAGE GROWTH FUND (WAHGX) — Management Discussion	SEPTEMBER 30, 2012

The Wasatch Heritage Growth Fund is managed by a team of Wasatch portfolio managers led by Chris Bowen and Ryan Snow.

Chris Bowen Portfolio Manager	Ryan Snow Portfolio Manager	OVERVIEW The stock market showed continued resilience over the past year with positive performance across each market sector. The Wasatch Heritage Growth Fund gained

19.76% for the 12-month period ended September 30, 2012, but underperformed its benchmark, the Russell Midcap Growth Index, which added 26.69%.

We continue to see economic pressures on most industries and especially on consumers. Consumer spending continues to be hampered by high unemployment, stagnant real incomes and tight credit markets. These conditions make near-term robust growth for many companies increasingly difficult.

Although we feel that the Fund’s primary attribute is its potential to outperform during weak markets when investors seek the safety of higher quality companies—thus seeking to minimize risk through loss avoidance—we would have expected the Fund to have performed better during the recent strong market environment. Our below benchmark exposure to the consumer discretionary, health care and materials sectors, in particular, hurt performance.

During this time of mixed economic signals, our primary focus continues to be on finding a handful of special businesses that we believe can grow their earnings in spite of the challenging economic backdrop. We believe the companies in which we strive to invest can achieve this because they have unique products or services that offer significant value to customers. They also have strong, disciplined management teams that can guide them through difficult periods and seize opportunities. Strong financial models that won’t leave them susceptible during disruptions in external funding markets also support the type of companies we like to own. We view these as critical drivers of rewarding equity investing, in combination with maintaining a disciplined approach toward equity valuation. We don’t know if the market’s next move will be up or down, but as long as our portfolio companies continue to exhibit the characteristics that caused us to invest in the first place, we are willing to be patient investors.

DETAILS OF THE YEAR

The Fund’s top contributor for the year was Ross Stores, Inc., a discount apparel and home fashion products retailer with over 1,100 stores, primarily in the southern United States. As would be expected, Ross has performed well during the economic downturn as value-conscious consumers have flocked to its stores. Accordingly, it has been able to demonstrate impressive same stores growth as earnings per share and margins have also increased. Ross has implemented better inventory controls, allowing it to provide merchandise to the right demographic markets while also preventing cash from being tied up.

Ultra Petroleum Corp., an oil and natural gas exploration and production company, and CARBO Ceramics, Inc. were two of the Fund’s biggest detractors from performance during the year. Falling natural gas prices weighed heavily on their stock prices as new discoveries and warmer-than-normal weather last winter contributed to a natural gas supply glut. Low prices have caused many drillers to shut down production. This was a significant negative for CARBO, which manufactures a specialized proppant used in the hydraulic fracturing of oil and gas wells.

We continue to view both holdings as attractive investments. We believe that the current inexpensive price of natural gas will spur efforts to use it as a replacement for oil in certain applications, which would boost revenue and earnings opportunities for the two companies.

OUTLOOK

In our view, overall company earnings reports don’t seem to support the recent strength of the equity markets. We are concerned that stimulus efforts by many of the world’s central banks have artificially inflated asset prices, somewhat detaching valuations from companies’ underlying fundamental performance. At this time, we believe it is particularly prudent to be disciplined about portfolio valuation. Our ongoing research continues to demonstrate to us that the Fund holds companies with the right mix of growth prospects and appropriate valuation.

The unprecedented amount of fiscal stimulus combined with policymakers’ lack of urgency and desire to address global debt concerns, creates an extremely uncertain environment for investors. We envision that the economic environment will continue to be sluggish for a prolonged period with little cushion to absorb economic shocks. We believe these conditions create a stock picker’s market, meaning that we think company-by-company stock selection will provide the best chance for long-term success.

While actually finding companies in which to invest requires an extraordinary amount of diligence—and many more rejections than actual investments—our approach to keeping companies that we believe are high quality in the Fund is quite simple. We strive to understand the companies we hold and assess their values better than others do. When a company, through either fundamental deterioration or valuation appreciation, no longer meets our minimum expectations, we will most likely sell it.

As we continue to be disciplined in adhering to our investment process for buying and selling stocks, we believe the Fund will have the potential to provide the long-run results we expect.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH HERITAGE GROWTH FUND (WAHGX) — Portfolio Summary	SEPTEMBER 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 6/18/04
Heritage Growth	19.76%	2.91%	5.31%
Russell Midcap® Growth Index	26.69%	2.54%	7.15%
S&P 500 Index	30.20%	1.05%	5.10%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Heritage Growth Fund are 1.04%. The Net Expenses are 0.95%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in mid cap funds will be more volatile and loss of principal could be greater than investing in large cap funds. Equity investing involves risks including potential loss of the principal amount invested. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP TEN EQUITY HOLDINGS*

Company	% of Net Assets
Cognizant Technology Solutions Corp., Class A	5.5%
MSC Industrial Direct Co., Inc., Class A	4.7%
IHS, Inc., Class A	4.2%
Amphenol Corp., Class A	3.6%
Copart, Inc.	3.5%

Company	% of Net Assets
ANSYS, Inc.	3.0%
Tim Hortons, Inc. (Canada)	2.9%
Ross Stores, Inc.	2.9%
LKQ Corp.	2.9%
Microchip Technology, Inc.	2.8%

*	As of September 30, 2012, there were 45 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ††Inception: June 18, 2004. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell Midcap Growth Index are also members of the Russell 1000 Growth Index. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The index is unmanaged, and a common measure of common stock total return performance. You cannot invest directly in these or any indices.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Management Discussion	SEPTEMBER 30, 2012

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley.

Roger D. Edgley, CFA Portfolio Manager

OVERVIEW

The Wasatch International Growth Fund gained 30.39% in the 12 months ended September 30, 2012. The Fund outperformed the MSCI AC World Ex-U.S.A. Small Cap Index, which rose 13.44%.

We are pleased with the Fund’s outperformance during the year, especially on a risk-adjusted basis. We believe our quality-focused style helped to insulate the Fund when the market was weak.

Experience has shown that the long-run power of compounding is significant if losses can be mitigated in down markets. We should also note that the Fund outperformed during the strong first and third quarters of 2012 when investors were in “risk-on” mode.

DETAILS OF THE YEAR

During the year, our stock picking added value in the majority of countries in which the Fund was invested, and was particularly strong in Japan. While we were significantly underweight in Japan, our stocks were up approximately 38% while those in the Index were down. Growth can be harder to come by in the developed world. That said, we have identified companies in several markets, including Japan, that have been growing much faster than their domestic economies—companies whose unique characteristics are allowing them to thrive in spite of economic conditions. Some are market leaders that are taking share from competitors. Others deliver products and services that make their customers more efficient. These companies have the potential for sustainable revenue and earnings growth.

Other markets that added significantly to the Fund’s outperformance of the Index included Hong Kong, Turkey, the Philippines, Indonesia and India, all markets where we are overweight and our stocks outperformed. In a handful of markets where we held close to or less than 1% of the total portfolio, our stock picks were weak. These markets included United Arab Emirates, Mexico, Ireland, Bermuda and Colombia, none of which detracted significantly from performance.

One of our best-performing stocks was MonotaRO Co. Ltd., an Internet-based distributor of maintenance, repair and operations (MRO) supplies to Japanese manufacturers and, in our view, one of the few genuine organic growth stocks in Japan. The company’s broad product line makes it a convenient, one-stop shop for busy purchasing managers who need to order supplies quickly. The company has had monthly sales growth consistently above 20% (year-over-year). Other top contributors included Rotork plc, a United Kingdom industrial company, Galaxy Entertainment Group Ltd., a developer and operator of entertainment and resort properties out of Hong Kong, and Gruh Finance Ltd., an Indian finance company.

Immunodiagnostic Systems Holdings plc, a United Kingdom based company that develops and markets medical diagnostic tests for the health care industry, was the Fund’s largest detractor. Competition for its main product, a Vitamin D test, has intensified, and the company has not expanded its product portfolio quickly enough to offset the weakness. Other holdings that detracted from performance included Start Today Co. Ltd., a Japanese e-commerce company, Seven Group Holdings Ltd., an Australian investment group, and Dewan Housing Finance Corp. Ltd., an Indian financial company.

OUTLOOK

The Fund continues to be broadly positioned across countries and sectors, which we believe has helped on the risk side, although the key to providing the long-term results we seek is the effort of our team to identify long duration growth businesses. As always, we will search for attractive opportunities that fit our investment criteria by doing our own company specific due diligence.

We believe we are maintaining a high-quality portfolio with close to a market price-to-earnings (P/E) multiple which we believe has the potential to deliver better-than-market earnings-per-share growth. Despite poor economic sentiment and difficult market conditions, we have a high degree of confidence in the Fund’s positioning.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Portfolio Summary	SEPTEMBER 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
International Growth	30.39%	1.29%	13.45%
MSCI AC World Ex-U.S.A. Small Cap Index	13.44%	-2.19%	13.15%
MSCI World Ex-U.S.A. Small Cap Index	12.82%	-2.62%	11.55%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are 1.57%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
MonotaRO Co. Ltd. (Japan)	3.2%
Elekta AB, Class B (Sweden)	2.9%
Rotork plc (United Kingdom)	2.8%
Wirecard AG (Germany)	2.6%
First Pacific Co. Ltd. (Hong Kong)	2.5%
Abcam plc (United Kingdom)	2.2%

Company	% of Net Assets
Oxford Instruments plc. (United Kingdom)	1.9%
Mahindra & Mahindra Financial Services Ltd. (India)	1.9%
Multiplan Empreendimentos Imobiliarios S.A. (Brazil)	1.7%
Security Bank Corp. (Philippines)	1.6%

*	As of September 30, 2012, there were 78 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The MSCI AC (All Country) World Ex-U.S.A. Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities. The MSCI World Ex-U.S.A. Small Cap Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets, excluding the United States. You cannot invest directly in these or any indices.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Management Discussion	SEPTEMBER 30, 2012

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley and Laura Geritz.

Roger D. Edgley, CFA Portfolio Manager	Laura Geritz, CFA Portfolio Manager	OVERVIEW The Wasatch International Opportunities Fund gained 22.33% in the 12 months ended September 30, 2012. The Fund outperformed the MSCI AC World Ex-U.S.A. Small

Cap Index, which rose 13.44%.

We are pleased with the Fund’s outperformance during the year and believe that our focus on high quality companies helped to mitigate the downside when the market was weak. We are also pleased that the Fund outperformed during the strong first and third quarters of 2012.

DETAILS OF THE YEAR

During the year, our stock picking added value in the majority of countries in which the Fund was invested, and was particularly strong in Japan. While we were significantly underweight in Japan, our stocks were up over 50% while those in the Index were down. Other markets that added significantly to relative outperformance included Malaysia, Singapore, Indonesia, the Philippines, Turkey and India, all markets where we are overweight and our stocks outperformed. In New Zealand, Russia, Ireland, Poland, Norway and Israel our stocks were down, however, none of these markets detracted significantly from performance.

One of our best-performing stocks was MonotaRO Co. Ltd., an Internet-based distributor of maintenance, repair and operations (MRO) supplies to Japanese manufacturers and, in our view, one of the few genuine organic growth stocks in Japan. The company’s broad product line makes it a convenient, one-stop shop for busy purchasing managers who need to order supplies quickly. The company has monthly sales growth consistently above 20% (year-over-year). Other top performers include Coastal Energy Co., an oil and gas exploration company with assets in Thailand and Malaysia, Webjet Ltd., an e-commerce travel company based in Australia, Amara Raja Batteries Ltd., an Indian industrial company, and CDON Group AB, an e-commerce company based in Sweden.

Immunodiagnostic Systems Holdings plc, a United Kingdom based company that develops and markets medical diagnostic tests for the health care industry, was the Fund’s largest detractor. Competition for its main product, a Vitamin D test, has intensified, and the company has not expanded its product portfolio quickly enough to offset the weakness. Other holdings that detracted from performance include Dewan Housing Finance Corp. Ltd., an Indian financial company, Craneware plc, a business and technological consultant to the health care industry in the United

Kingdom, and Shaft Sinkers Holdings plc, a South African mining and engineering company.

OUTLOOK

We believe our overweight in the consumer staples sector will continue to provide the Fund with defensive characteristics. In addition, the valuations of our portfolio companies still look reasonable provided global growth doesn’t collapse. We feel we are maintaining a high-quality portfolio with close to a market price-to-earnings (P/E) multiple which we believe has the potential to deliver better-than-market earnings-per-share growth. As always, we will search for attractive opportunities that fit our investment criteria by doing our own company specific due diligence as we canvas the globe.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Portfolio Summary	SEPTEMBER 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 1/27/05
International Opportunities	22.33%	-0.51%	8.61%
MSCI AC World Ex-U.S.A. Small Cap Index	13.44%	-2.19%	6.32%
MSCI World Ex-U.S.A. Small Cap Index	12.82%	-2.62%	4.53%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are 2.55%. The Net Expenses are 2.25%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
MonotaRO Co. Ltd. (Japan)	3.0%
Super Group Ltd. (Singapore)	2.6%
Wirecard AG(Germany)	2.2%
Abcam plc (United Kingdom)	2.1%
Webjet Ltd. (Australia)	1.9%

Company	% of Net Assets
Toridoll.corp (Japan)	1.9%
PT Mitra Adiperkasa Tbk (Indonesia)	1.8%
KPJ Healthcare Berhad (Malaysia)	1.8%
Cosmos Pharmaceutical Corp. (Japan)	1.8%
Berger Paints India Ltd. (India)	1.8%

*	As of September 30, 2012, there were 86 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ††Inception: January 27, 2005. The MSCI AC (All Country) World Ex-U.S.A. Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities. The MSCI World Ex-U.S.A. Small Cap Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets, excluding the United States. You cannot invest directly in these or any indices.

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX) — Management Discussion	SEPTEMBER 30, 2012

The Wasatch Large Cap Value Fund is managed by a team of Wasatch portfolio managers led by Ralph Shive and Michael Shinnick.

Ralph C. Shive, CFA Portfolio Manager	Michael L. Shinnick Portfolio Manager	OVERVIEW The Wasatch Large Cap Value Fund—Investor Class returned 22.50% during the 12 months ended September 30, 2012 and lagged the 30.92% return for the Russell 1000 Value Index.

Throughout the fiscal year, markets bounced in response to headlines concerning the European debt crisis. Clear signs of slowing growth in China overhung investor sentiment, while U.S. economic data fluctuated throughout the year, raising concerns over domestic growth as well. In addition, the political stalemate over U.S. fiscal matters reached crisis stage before being papered over sufficiently to prevent a default on Treasury debt. Nonetheless, stocks powered higher for much of the period, supported in large part by anticipation that the Federal Reserve (Fed) would do whatever was necessary to avoid recession. Given the level of macro uncertainty and with U.S. gross domestic product (GDP) growth at precariously low levels, it was somewhat surprising to see the markets at period end approach levels last seen before the financial crisis.

DETAILS OF THE YEAR

The Fund’s performance relative to its benchmark for the 12 months was disappointing, due in part to sluggish returns within our industrials stocks. We continue to believe that companies we consider to be high quality, such as farm equipment manufacturer Deere & Co., consumer electronics firm Emerson Electric Co. and defense contractor Raytheon Co. have significant growth potential barring a new recession. The consumer discretionary sector suffered from our overall failure to identify winning consumer trends, and in particular from our exposure to retailer Best Buy, Inc. Seemingly underpriced stocks such as Hewlett-Packard Co. in information technology and Ultra Petroleum Corp. in energy turned out to be “value traps” and also detracted from performance.

On the plus side, a strengthening in housing drove Weyerhaeuser Co. and The Home Depot, Inc. to produce strong returns for the year. In addition, the stock of low-cost retailer Wal-Mart Stores, Inc. escaped its trading range to reach all-time highs. Insurance stocks such as The Allstate Corp. and MetLife, Inc. also broke out of the doldrums to be strong performers. Pharmaceuticals as a group were strong, including our holdings of Merck & Co., Inc. and Pfizer, Inc. Strong individual company execution drove performance for stocks such as oil and gas drillers National Oilwell Varco, Inc. and Ensco plc, as well as for drugstore chain CVS Caremark Corp.

With respect to the most recent quarter, two stocks that hindered returns were Intel Corp. and McKesson Corp. We consider both to be high-quality holdings that came under profit-taking on soft earnings reports. The revenue growth of chipmaker Intel has finally experienced an impact from slowing PC sales, and we believe some investors are worried the company’s high margins may come under pressure going forward. While Intel’s earnings growth may be modest in 2013, we think the stock has a strong long-term outlook with a dividend yield of nearly 4% and a valuation of around 10 times earnings. McKesson is a dominant provider of medical supplies and pharmaceutical products to the health care sector. Last quarter’s earnings came in slightly under expectations and that, combined with the fact that the stock price has rebounded from recession lows, spurred some investors to take gains. While health care regulation may impact the company’s profitability, with aging baby boomers in the pipeline we’re confident in future revenue growth for the company.

Strong performers for the quarter included a pair of tech companies, Symantec Corp. and Computer Sciences Corp. Price strength in both cases was primarily driven by the arrival of a new CEO, and also reflected a bounce back after weak performance. In addition, the stock of information technology firm Harris Corp., which we view as trading at inexpensive levels, continued to strengthen. In the energy space, we had several companies rebound after a tough second quarter. National Oilwell Varco, Ensco and Halliburton Co. all rose from what we viewed as extremely low valuations. The housing theme gathered strength in the quarter and our position in Weyerhaeuser was a major beneficiary. Finally, we saw good performance from Barrick Gold Corp., whose stock rallied along with the prospect of further quantitative easing. In our opinion, the Fed’s continued printing of money is bullish for gold miners.

OUTLOOK

It appears that significantly slower growth is indeed the “new normal” stocks will have to deal with for some time. U.S. companies have done an excellent job of driving efficiencies and expanding earnings as a whole. However, this trend feels a bit tired in the fourth year of the recovery. We suspect that for stocks to have further strong appreciation we will need believable fiscal reform to inspire investor confidence. Whoever wins the presidency will face the same fiscal problems that have been swept under the rug for many years. Our hope is that recommendations to deal with the federal budget deficit similar to those made by the Simpson-Bowles commission* can be quickly adopted by the newly elected Congress.

We continue to look for modestly priced companies that can provide significant cash distributions to shareholders. Thank you for the opportunity to manage your assets.

*	The National Commission on Fiscal Responsibility and Reform, often called the Simpson-Bowles commission after its co-chairs, was created in 2010 by U.S. President Barack Obama to identify policies to improve the fiscal situation in the medium term and to achieve fiscal sustainability over the long run.

Current and future holdings are subject to risk.

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX) — Portfolio Summary	SEPTEMBER 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Large Cap Value (FMIEX) — Investor	22.50%	-0.07%	9.56%
Large Cap Value (WILCX) — Institutional	22.60%	-0.06%	9.57%
Russell 1000® Value Index	30.92%	-0.90%	8.17%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Large Cap Value Fund — Investor Class: 1.11%, Net: 1.10% / Institutional Class: 0.98%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to January 31, 2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to January 31, 2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investments in value stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. Loss of principal is a risk of investing.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
JPMorgan Chase & Co.	2.5%
Marathon Oil Corp.	2.2%
Intel Corp.	2.0%
Travelers Cos., Inc. (The)	2.0%
Wal-Mart Stores, Inc.	2.0%

Company	% of Net Assets
Medtronic, Inc.	1.9%
Merck & Co., Inc.	1.9%
Microsoft Corp.	1.9%
Harris Corp.	1.9%
PNC Financial Services Group, Inc.	1.8%

*	As of September 30, 2012, there were 69 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 1000 Value Index measures the performance of Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in these or any indices.

WASATCH LONG/SHORT FUND (FMLSX) — Management Discussion	SEPTEMBER 30, 2012

The Wasatch Long/Short Fund is managed by a team of Wasatch portfolio managers led by Michael Shinnick and Ralph Shive.

Michael L. Shinnick Portfolio Manager	Ralph C. Shive, CFA Portfolio Manager	OVERVIEW The Wasatch Long/Short Fund gained 15.27% for the 12 months ended September 30, 2012, while the S&P 500 Index gained 30.20%. As we will discuss further below, the Fund had varying levels of net long exposure during the period that were far less than 100%, so the Fund’s comparison to the long-only S&P 500 benchmark should also be evaluated in that context.

Throughout the fiscal year, markets responded in both directions to headlines concerning the European debt crisis. Clear signs of slowing growth in China pressured market sentiment, while U.S. data was mixed, raising concerns about domestic growth. Nonetheless, stocks powered higher for much of the period, supported in large part by anticipation that the Federal Reserve would do whatever was necessary to avoid recession. Given the level of macro uncertainty, and with U.S. gross domestic product (GDP) growth at precariously low levels, it was somewhat surprising at period end to see the markets approach levels last seen before the financial crisis.

DETAILS OF THE YEAR

In a strong year for stocks, the Fund captured more than half of the market’s upside. The biggest detractors from performance versus the Index were our cash and short positions, both of which hindered the Fund in such a significant up market. Our short positions rose less than the market for the 12-month period. On the long side of the portfolio, health care and financials detracted as the companies we owned lagged their peers. We are generally satisfied with the companies we hold in these sectors based on such important gauges as free cash flow and the value of their underlying assets.

As always, our goal has been to capture upside without having large exposures to companies that have more aggressive valuation characteristics. This held back performance early in the fiscal period, when financials were the strongest group. Our holdings in the sector rose nicely, but not as much as the broader group, which was led by more leveraged companies such as real estate investment trusts. Biotechnology was the strongest industry within health care for the 12 months. We do not have any exposure to this group given typical valuation characteristics.

A top contributor for the 12 months was customer management solutions firm Convergys Corp., as the company’s strategy to sell assets and focus on steady share buy backs was rewarded. Internet content delivery firm Akamai

Technologies, Inc. was another leading contributor. We bought Akamai shares opportunistically last fall on an unmerited decline due to concerns about competition and pricing that were more than offset by steady increases in volume.

In the most recent quarter, the Fund performed more in line with the gain of the S&P 500, while carrying an approximately 70% net long exposure. The sector with the largest positive contribution to relative return was energy. In particular, our allocation to energy services rebounded along with oil prices. Four of the top 10 Fund holdings were energy related and gained more than the strong-performing energy sector. Our positive views on ongoing offshore drilling activity and rates were confirmed as reflected in the performance of Ensco plc and Noble Corp. Patterson-UTI Energy, Inc. and Halliburton Co. benefited as land rig utilization and pricing held up better than expected with activity levels remaining strong in North American liquid basins. Other holdings that contributed positively included technology firm Silicon Graphics International Corp. and fertilizer company, The Mosaic Co. The recovery in Silicon Graphics was a welcome development and we see additional upside in 2013 as the new management team executes on their strategy with a particular focus on cost discipline and better working capital management. Mosaic benefited as expected from the continued demand for fertilizer globally with particular emphasis on North American demand in the current environment of high corn prices.

Health care continued to be a challenging sector for the Fund. We are underweight and the performance of our names lagged in the quarter. Results were mixed on the short side of the portfolio, although as a group the shorts were up less than the market.

OUTLOOK

We have maintained a lower-than-normal short exposure over the past couple of years. This is due to our view that we are in a steady, albeit slow, recovery and that there have been and will be concerted monetary policy efforts to bolster or inflate asset prices. We are prepared to pivot and meaningfully increase short exposure if and when growth turns negative or the likely effect of further monetary policy actions comes to be viewed as limited or even harmful. We share concerns regarding long-term, macro consequences of these central bank actions, particularly as fiscal imbalances persist and in many countries are growing. However, we do not believe it is prudent to simply go short in the face of such strong policy measures. On the long side, we seek companies that we believe are attractively valued through the lens of high free cash flow yields or discounts to book value.

Thank you for the opportunity to invest your assets.

Current	and future holdings are subject to risk.

WASATCH LONG/SHORT FUND (FMLSX) — Portfolio Summary	SEPTEMBER 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 8/1/03
Long/Short	15.27%	3.91%	5.92%
S&P 500 Index	30.20%	1.05%	6.31%
Citigroup U.S. Domestic 3-Month Treasury Bills Index	0.05%	0.64%	1.77%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Long/Short Fund are 1.63%. The expense ratio shown elsewhere in this report may be different. Expenses include dividend expense on short sales and interest expense. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

The Fund makes short sales of securities which involve the risk that losses may exceed the original amount invested. Equity investing involves risks, including potential loss of the principal amount invested. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Loews Corp.	3.9%
Mosaic Co. (The)	3.8%
Ensco plc, Class A	3.5%
Patterson-UTI Energy, Inc.	3.2%
Cisco Systems, Inc.	2.5%

Company	% of Net Assets
Noble Corp.	2.4%
Denbury Resources, Inc.	2.4%
Convergys Corp.	2.2%
Halliburton Co.	2.2%
CNA Financial Corp.	2.1%

*	As of September 30, 2012, there were 53 long and 14 short holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ††Inception: August 1, 2003. The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance. The Citigroup U.S. Domestic 3-Month Treasury Bills Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. You cannot invest directly in these or any indices.

WASATCH MICRO CAP FUND (WMICX) — Management Discussion	SEPTEMBER 30, 2012

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers led by Daniel Chace.

Daniel Chace, CFA Portfolio Manager

OVERVIEW

During the 12 months ended September 30, 2012, the Wasatch Micro Cap Fund gained 29.77% and the Russell Microcap Index rose 36.25%.

We are pleased that the Fund generated such a strong return, although it was disappointing to lag the benchmark. A few of our stocks had challenges, but our underperformance was also a function of what we didn’t own.

As discussed in more detail below,

there were significant gains in segments of the micro cap market where we are underinvested. These areas include companies that we tend to avoid because they are speculative, lack long-term growth, or often operate with significant leverage or financing requirements.

As investors who emphasize quality and balance sheet strength, we don’t think the types of stocks that led the market this year will make good long-term investments. Our goal is to capture earnings growth of small, dynamic, high-quality companies over long periods of time. However, the Federal Reserve has been flooding the financial system with liquidity, and low interest rates are pushing investors into riskier assets. When liquidity is flowing and risk appetites are high, stocks with less-attractive profiles can post exceptional short-term gains.

DETAILS OF THE YEAR

Many large companies have cash on hand and are looking for ways to boost growth in the low-growth environment. One avenue they are pursuing is acquisitions, and buyouts added a significant amount to the Fund’s return this year. MEDTOX Scientific, LMA International and Peet’s Coffee & Tea are just a few of our portfolio companies that were acquired. As long-term investors, we buy stocks based on companies’ growth prospects, not because we think they will get taken over. However, buyouts do occur and frequently benefit performance when they do.

In addition to all of the acquisition activity, we had some successful stocks like Hibbett Sports that are larger weights in the Fund. Hibbett is a chain of athletic apparel and equipment stores that had a strong year in terms of same-store sales growth and margin expansion. Looking ahead, we think the company has a lot of headroom for further growth. Hibbett currently has about 840 stores, and management plans to increase the store base to 1,300 over the next few years.

As previously noted, the outsized gains enjoyed by certain segments of the market were a headwind for our relative performance. Many stocks in these areas had sharp bounces off of inexpensive valuations, particularly in the latter stage of the micro cap rally. This dynamic was especially pronounced in biotechnology and banks, two areas where we are underweight relative to the Russell Microcap Index. For example, biotechnology stocks in the Index gained nearly 70%, and commercial banks were up over 45%. We are not especially active in the biotechnology space because these companies tend to have binary outcomes—they either win big or lose big depending on clinical trial results and FDA* decisions. In addition, their financial profiles are not attractive to us. Within the financials sector, banks were able to post sharp share-price gains despite the tepid environment for loan growth and, in our view, their weak balance sheets.

During the year, there were only a handful of names in the Fund that subtracted a meaningful amount from return. The biggest detractor was DFC Global, a consumer finance company with operations in North America and Europe. The stock was impacted by regulatory uncertainty in the United Kingdom, as well as moderately slowing growth in the U.K. business. We think investors overreacted to these developments, and our long-term outlook on DFC Global remains positive.

Wasatch casts a wide net when looking for interesting companies. Approximately 18% of the market value of the Fund’s investments, excluding short-term investments, is invested in foreign-listed stocks. While these stocks performed in line with our U.S. stocks for the full year, they had a strong third quarter of 2012. The acquisition of LMA International, a Netherlands-based health care company, contributed to this strong result, as did our position in Wirecard. Based in Germany, Wirecard is one of the leading processors of online payment transactions in Europe and is capitalizing on the trend toward e-commerce.

Tangoe, which provides telecommunications expense management solutions, was one of our weakest names during the quarter. The stock fell sharply in August following an analyst report questioning its business model. We met with management and feel comfortable with our investment. While it may take time for the company to recover from the negative publicity, we remain excited about its growth prospects and the stock.

OUTLOOK

Like many investors, we have been surprised by the strength in the stock market this year given all of the uncertainty in the world. Housing has shown some improvement, but most of the economic data has been uninspiring. The presidential election and “fiscal cliff” of spending cuts and tax increases are looming. Overseas, Europe’s debt problems are far from resolved, China’s economy continues to slow and the Middle East remains volatile.

In the short run, the market’s liquidity-fueled strength may continue to be a headwind for our relative performance. However, we believe that our focus on companies with long-term, quality earnings growth makes us well positioned to perform in the micro cap market. Over the longer-term, we are confident that the fundamental strength of our portfolio companies has the potential to be rewarded.

Thank you for the opportunity to manage your assets.

*	U.S. Food and Drug Administration.

Current and future holdings are subject to risk.

WASATCH MICRO CAP FUND (WMICX) — Portfolio Summary	SEPTEMBER 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Micro Cap	29.77%	-0.76%	9.99%
Russell Microcap® Index	36.25%	-0.12%	9.23%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are 2.16%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Gordmans Stores, Inc.	2.8%
Hibbett Sports, Inc.	2.5%
OPNET Technologies, Inc.	2.5%
Ultimate Software Group, Inc.	2.3%
Power Integrations, Inc.	2.2%

Company	% of Net Assets
DealerTrack Holdings, Inc.	2.1%
DFC Global Corp.	1.9%
Interactive Intelligence Group, Inc.	1.9%
InnerWorkings, Inc.	1.8%
LMA International N.V. (Singapore)	1.8%

*	As of September 30, 2012, there were 93 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. No data was available for the Index prior to June 30, 2000. Data for the Index from June 30, 2000 until its official start date of July 1, 2005 was from a paper portfolio. You cannot invest directly in this or any index.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Management Discussion	SEPTEMBER 30, 2012

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers led by Brian Bythrow.

Brian Bythrow, CFA Portfolio Manager

OVERVIEW

The 12-month period began with a healthy rally in the U.S. equity markets. During late 2011 and early 2012, investors were willing to overlook the significant challenges facing the U.S. economy and focus instead on modest improvement in consumer confidence and signs of revival in the job market. Then, for much of the late spring and summer, equities dipped as investors renewed their concern about stubbornly slow gross domestic product (GDP) growth and Europe’s ongoing debt crisis. After bottoming near the end of July and early August, the markets then began to regain a positive tone, despite little change in the macroeconomic environment. This was sparked in large part by the expectation that the U.S. Federal Reserve (Fed) would address any slowing with some form of stimulus. When that expectation was met in mid-September by a new round of quantitative easing, the markets responded with a resounding rally to end the period.

In this environment, the Wasatch Micro Cap Value Fund returned 27.23% for the 12 months ended September 30, 2012. Although this was a strong absolute return, it lagged that of our benchmark, the Russell Microcap Index, which returned 36.25%. The main factor in our underperformance was our underweighting in small banks, which we’ve generally avoided due to what we see as weak fundamentals. This helped our performance in past periods, as the markets largely shared our view. After years of raising capital and aggressively writing down assets, though, the banks have seen their stocks rebound sharply now that their financial results compare favorably to earlier periods. We believe this is a matter of optics more than a true turnaround—even very small improvements can look good relative to previously dismal results. While we own some carefully selected small banks, at this point we anticipate we’ll continue to be underweight in the industry.

DETAILS OF THE YEAR

Our strongest contributor to performance for the year was money manager Virtus Investment Partners, Inc. Virtus is gaining market share thanks to the quality of its investment managers and its skill in fund marketing and distribution. Although the stock’s price-to-earnings multiple has expanded considerably, we believe the company is still reasonably valued. Its weighting in the portfolio grew a bit larger than we felt was prudent, so we sold some of our position.

NorthStar Realty Finance Corp., which invests in distressed commercial real estate debt, also made a strong contribution to performance. By buying debt at a discount to its original value, NorthStar has been able to obtain a healthy yield that is particularly attractive to investors in today’s environment where low yields prevail. Even after its recent strong performance, NorthStar’s valuation is still below book value.

Our greatest detractor from performance for the year was India’s Indraprastha Gas Ltd., which distributes compressed natural gas (CNG) in its home market, where it is widely used as a motor vehicle fuel. The company’s stock was punished after the Indian government imposed price caps on CNG, an issue that is now in the courts. The situation could take years to resolve, and in the meantime it crimps Indraprastha’s potential profits, so we have chosen to exit the stock.

In contrast, we still have confidence in another of our major detractors, DFC Global Corp. This specialty finance company offers short-term loans and secured credit services to credit-challenged consumers. Demand for DFC’s financial products has remained strong, as these borrowers find it difficult to get credit from other sources, allowing the company to post solid financial results. DFC saw its stock punished during the year, apparently due to concerns that its industry may face tighter regulations in the U.S. and the United Kingdom. We believe the company should be able to withstand increased regulatory pressure if it materializes, though, and continue to hold the stock at what we feel is a reasonable valuation.

Among the more intriguing additions to the portfolio during the year was Lithia Motors, Inc., which operates auto dealerships primarily in smaller and more rural markets. Part of the General Motors* bailout plan involved shutting down a number of smaller dealerships, reducing competition for the larger dealerships that remained, like Lithia. Another factor in Lithia’s favor is that many of its dealerships focus on Chrysler products at a time when that automaker is experiencing a renaissance. This holding has not yet had significant impact on the Fund’s performance, but given Lithia’s still-modest valuation we believe it has good potential going forward.

OUTLOOK

The outlook remains mixed. GDP growth can’t seem to gain any traction, yet the Fed’s backstop against economic softness is helping to buoy the equity markets. A number of significant concerns remain on the horizon, including the uncertain outcome of November’s elections and the possibility of reaching the “fiscal cliff”—which combines stiff government spending cuts with a number of tax increases—if Congress does not act before the end of the year.

In this changeable environment, we will continue to focus on investing in companies that we believe can grow regardless of what is or isn’t happening in the economy. While we are prepared for a tepid economic environment, the portfolio’s positioning is not truly defensive. We consider this approach to be reasonable, given the Fed’s demonstrated willingness to act decisively to help keep the U.S. economy afloat.

Thank you for the opportunity to manage your assets.

*	As of September 30, 2012, the Wasatch Micro Cap Value Fund was not invested in General Motors Co.

Current and future holdings are subject to risk.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Portfolio Summary	SEPTEMBER 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 7/28/03
Micro Cap Value	27.23%	2.26%	10.58%
Russell Microcap® Index	36.25%	-0.12%	5.89%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are 2.37%. The Net Expenses are 2.34%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Virtus Investment Partners, Inc.	2.1%
BofI Holding, Inc.	2.1%
Colony Financial, Inc.	2.0%
First Cash Financial Services, Inc.	2.0%
NorthStar Realty Finance Corp.	1.8%

Company	% of Net Assets
Sartorius Stedim Biotech (France)	1.6%
OPNET Technologies, Inc.	1.6%
City Union Bank Ltd. (India)	1.6%
Beacon Roofing Supply, Inc.	1.6%
Encore Capital Group, Inc.	1.5%

*	As of September 30, 2012, there were 101 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ††Inception: July 28, 2003. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. No data was available for the Index prior to June 30, 2000. Data for the Index from June 30, 2000 until its official start date of July 1, 2005 was from a paper portfolio. You cannot invest directly in this or any index.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Management Discussion	SEPTEMBER 30, 2012

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers led by Jeff Cardon.

Jeff Cardon, CFA Portfolio Manager

OVERVIEW

The Wasatch Small Cap Growth Fund gained 29.41% in the 12 months ended September 30, 2012. The Fund trailed the Russell 2000 Growth Index, which rose 31.18%, and the Russell 2000 Index, which was up 31.91%.

It should be noted that this period’s strong absolute returns are more of a reflection of a very weak market late in the summer of 2011, resulting in an easy comparison off that low base.

Longer time frames are more instructive. The average annual three-year return of the Fund is 16.98%, which compares to 14.19% for the Russell 2000 Growth Index and 12.99% for the Russell 2000 Index. The five-year return is an even better barometer of how the market has performed, since this time frame includes the financial crisis year of 2008. The Fund’s five-year average annual return is 5.26%, while the returns for the Russell 2000 Growth and Russell 2000 indices are 2.96% and 2.21%, respectively.

Through May of this year, the Fund’s performance relative to the indices benefited from the “flight to quality” that began during the financial crisis in the second half of 2008. We have been underperforming somewhat since May of 2012 due to investors’ increased risk appetite in response to very accommodative monetary and fiscal policies in the United States. If we enter a phase where economic growth does speed up, this appetite for risk could last for a period of time. Under this scenario, we would expect to underperform the indices. To be sure, faster economic growth would be good for our country and would most likely be good for the absolute returns of the Fund.

DETAILS OF THE YEAR

The tough economic conditions of the past five years have made businesses very careful about where they spend their money. This cautiousness is playing into a long-standing theme in the Fund: investing in companies that offer products and services with compelling economic paybacks. Several of these stocks had significant gains during the year, including Ultimate Software, NetSuite and Concur Technologies. All are fast-growing companies that have delivered an attractive return on investment to their customers by offering productivity-enhancing software accessible over the Internet cloud.

Biotechnology stocks tend to outperform in buoyant markets, and this period was no exception. Their strength was a headwind for the Fund, as we find it difficult to invest heavily in this industry due to the inherent riskiness of these companies’ business models. We have been successful over the years investing in companies that provide products and services to the biotech and pharmaceutical industries. One such example is ICON plc, a contract research organization that conducts clinical research studies. ICON was a top contributor in the Fund.

Polypore International was the biggest detractor during the year. Polypore makes filtration membranes used in batteries, including the lithium batteries used in electric vehicles. The stock was impacted by disappointing sales of the Chevy Volt and Nissan Leaf. While the timing is uncertain, we believe meaningful adoption of electric and hybrid cars is inevitable and that this will become an important market for Polypore.

During the third quarter of 2012, one of our best-performing stocks was Peet’s Coffee & Tea, a coffee producer and marketer. The company is being acquired by a German conglomerate. Although the acquisition premium is high, we are disappointed with the sale because we feel Peet’s is a classic Wasatch investment, with solid and stable long-run growth prospects and an outstanding management team.

Wirecard and Yes Bank were also strong performers. Based in Germany, Wirecard is one of the leading processors of online payment transactions in Europe and is capitalizing on growth in Internet commerce. Yes Bank is an Indian bank that is growing at a much faster rate than the U.S. banking industry. Our stock picking in international markets was good in both the quarter and the year.

Small cap trucking stocks were weak in the third quarter. Two laggards in the Fund were Knight Transportation and J.B. Hunt Transport Services. The poor performance of trucking stocks is an anomaly given that the stock market is signaling a stronger economy and the trucking industry is a direct beneficiary of increased economic activity. Demand and pricing in the industry are still soft, a reminder that a stronger economy is being anticipated by the market but not yet a reality to many economically sensitive industries.

OUTLOOK

As previously noted, a risk to our relative performance is acceleration in economic growth, creating an environment in which low-quality companies can thrive. In our view, any benefit from the Federal Reserve’s latest round of quantitative easing will be short lived given the massive amount of debt burdening our economy. Moreover, every dollar of government spending produces negligible economic growth1—a poor return on investment. This deficit spending saddles the economy with future interest payments on the debt, adding one more burden to an unbalanced budget. While economic activity may improve in the near term, we think that long-run real growth will be muted. Companies that are prepared to compete and thrive in such an environment should be the best performers in the market. We remain steadfast in our commitment to investing in quality growth stocks.

Thank you for the opportunity to manage your assets.

[1]

Robert Barro. Macroeconomics: A Modern Approach (Thomson/Southwestern, 2008, p. 307.) Roberto Perotti of Università Bocconi and the Centre for Capital Economic Policy Research: Estimating the Effects of Fiscal Policy in OECD Countries. Source: Hoisington Investment Management Quarterly Review, June 2009.

Current and future holdings are subject to risk.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Portfolio Summary	SEPTEMBER 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Small Cap Growth	29.41%	5.26%	10.55%
Russell 2000® Growth Index	31.18%	2.96%	10.55%
Russell 2000® Index	31.91%	2.21%	10.17%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund are 1.24%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Ultimate Software Group, Inc.	3.9%
Knight Transportation, Inc.	3.7%
Life Time Fitness, Inc.	2.6%
Hibbett Sports, Inc.	2.4%
Power Integrations, Inc.	2.1%

Company	% of Net Assets
MSC Industrial Direct Co., Inc., Class A	2.0%
Wirecard AG (Germany)	2.0%
RealPage, Inc.	1.9%
Yes Bank Ltd. (India)	1.8%
Syntel, Inc.	1.7%

*	As of September 30, 2012, there were 89 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX) — Management Discussion	SEPTEMBER 30, 2012

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers led by Jim Larkins.

Jim Larkins, MBA Portfolio Manager

OVERVIEW

Although the past year was characterized by a great deal of uncertainty surrounding the U.S. economic outlook and the debt crisis in Europe, the stock market in general—and small cap value stocks in particular—performed well. The Russell 2000 Value Index gained 32.63% in the 12-month period ended September 30, 2012. The Fund’s Investor Class shares also delivered a strong absolute return, gaining 22.12%.

DETAILS OF THE YEAR

The primary cause of the Fund’s performance shortfall relative to the Index was its underweight position in the financials sector. The Fund’s average weighting in financials was well under half of that of the benchmark, a difference that cost us some performance in 2012 after helping in the prior three years. Compared to the Index, our position in financials was more heavily weighted to consumer finance, with a focus on stocks such as DFC Global Corp. At the same time, we were conservative relative to the Index with regard to our weighting in commercial banks in a reflection of our view that banks would struggle to increase loans in the weak economic environment. While loan growth was indeed slow, bank stocks rose significantly during the past year. We also avoided real estate investment trusts (REITs) due to our concerns about their elevated debt, low historical yields and expensive valuations. However, REITs have performed well since the U.S. Federal Reserve’s low interest rate policy has compelled investors to seek yield outside of the bond market. Although we remain on the lookout for investments in the REIT space, we continue to find their valuations unappealing.

The leading contributor to the Fund’s performance was Lumber Liquidators. The stock has performed well since we added it to the portfolio in mid-2011 when the company’s difficulty installing a new computer system temporarily weighed on the stock. The resolution of these problems enabled the stock to recover, and the rally subsequently continued on the strength of improving earnings and the ongoing rebound in the housing market. We see Lumber Liquidators as a prime example of a “Fallen Angel,” our term for a growth stock that has fallen into value territory due to short-term developments. Lumber Liquidators wasn’t the only retail stock to add value for the Fund: Chico’s FAS, Rue21 and Big 5 Sporting Goods all made meaningful contributions during the past year.

Outside of retail, the Fund’s top contributors were Copart, Portfolio Recovery Associates and The Corporate Executive Board.

Our stock selection process was less effective in the information technology sector, where our positions in semiconductor stocks such as BCD Semiconductor Manufacturing weighed on performance. We reduced our position in this area during the year, as it is becoming clear that the dominance of Apple’s iPad and iPhone are reducing the business opportunities for companies outside of Apple’s “ecosystem.”* The Fund’s performance in health care also lagged that of the benchmark due largely to CorVel and Questcor Pharmaceuticals. However, we offset some of the shortfall via our position in Ensign Group, a well-managed company in the assisted-living space. Our stock picks in energy also hurt performance, as natural gas related stocks such as Ultra Petroleum were pressured by the commodity’s price weakness. We continue to hold Ultra Petroleum believing it is well positioned to take advantage of an eventual rebound in natural gas prices.

Our portfolio activity during the past year reflected our persistent search for Fallen Angels and “Undiscovered Gems,” the phrase we use to describe companies with little or no coverage by Wall Street analysts and whose current valuations do not reflect what we believe is their true worth. During the final three months of the period, in fact, we added more of these types of stocks than at any other time this year. We also continued to add “Orphaned IPOs,” a category that focuses on initial public offerings (IPOs) that came to the market and after the initial hype faded became attractively priced. The past two years saw a strong IPO market, which made an increasing number of good businesses available to value investors as some of these stocks were forgotten or overly punished if they stumbled early in their public life cycle.

OUTLOOK

The 12-month performance of the U.S. stock market sheds some light on the process of small cap value investing. On one hand, the macroeconomic picture has been very challenging, with concerns about the European debt crisis and slowing global growth weighing on the market from time to time. At the same time, however, the U.S. stock market and the Wasatch Small Cap Value Fund have delivered solid returns. We believe this illustrates the importance of staying focused on the fundamentals and valuations of individual companies, rather than joining the “crowd” by trying to guess the next headline out of Europe.

If anything, market volatility is positive for the Fund in that it provides us with opportunities to make additional long-term investments in companies we find attractive. What’s more, the increased number of Initial Public Offerings (IPOs) in the past year has created a much wider opportunity set for small cap value investors like us. As we look to the remainder of 2012 and beyond, we are confident that we have constructed a portfolio of attractively priced investments in companies that have the potential to weather the storms that may be ahead.

Thank you for your continued investment in the Fund.

*	As of September 30, 2012, the Wasatch Small Cap Value Fund was not invested in Apple, Inc.

Current and future holdings are subject to risk.

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX) — Portfolio Summary	SEPTEMBER 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Small Cap Value (WMCVX) — Investor	22.12%	-0.07%	9.63%
Small Cap Value (WICVX) — Institutional	22.44%	-0.02%	9.66%
Russell 2000® Value Index	32.63%	1.35%	9.68%
Russell 2000® Index	31.91%	2.21%	10.17%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund —Investor Class: 1.32% / Institutional Class: 1.23%, Net: 1.19%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Copart, Inc.	4.1%
Polypore International, Inc.	2.9%
Chico’s FAS, Inc.	2.6%
Yes Bank Ltd. (India)	2.5%
DFC Global Corp.	2.4%

Company	% of Net Assets
Portfolio Recovery Associates, Inc.	2.3%
Beacon Roofing Supply, Inc.	2.3%
ICON plc ADR (Ireland)	2.2%
rue21, Inc.	2.1%
Syntel, Inc.	2.1%

*	As of September 30, 2012, there were 64 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH STRATEGIC INCOME FUND (WASIX) — Management Discussion	SEPTEMBER 30, 2012

The Wasatch Strategic Income Fund is managed by a team of Wasatch portfolio managers led by Sam Stewart.

Samuel S. Stewart, Jr. PhD, CFA Portfolio Manager

OVERVIEW

The Wasatch Strategic Income Fund concluded the third quarter and fiscal year on September 30, 2012 with solid results. For the quarter, the Fund’s 6.11% return kept pace with the 6.35% return of the S&P 500 Index and outperformed the 1.58% return of the Barclays Capital U.S. Aggregate Bond Index. Over the last year, the Fund’s 25.61% return fell short of the S&P 500’s 30.20% return but exceeded the 5.16% return of the Bond Index.

For the quarter and the year, I was pleased the Fund’s return fell between our stock and bond benchmarks.

I have spent a large portion of my time during the last year thinking about risk. The Strategic Income Fund should first and foremost be a protector of capital. I feel that the Fund is in a better place to achieve that mandate than it was a year ago as I have removed several non-dividend paying stocks from the portfolio. I also believe I have increased the quality of the companies held in the Fund.

Every company in the portfolio is now a dividend payer, which I believe will lessen volatility in our current low yield environment. The Fund likely will not outperform stocks during strong markets but it should remain in the ballpark and provide the potential for an attractive risk-adjusted return. I continue to try to structure the Fund to protect us during weak markets.

The year was filled with plenty of global economic turmoil, with policy makers either sitting on their hands or implementing largely ineffective stimulus programs. In spite of the uncertainty, equity market returns were robust as corporate balance sheets strengthened through earnings growth and cost-cutting measures. Nonetheless, my optimism about the market has waned as stock valuations have increased. Further, as ever rising gold prices remind us, all of the stimulus provides an ever-increasing amount of tinder should an inflationary spark get ignited.

Certainly, investing opportunities are available, but I think that it has become even more of a careful stock-picker’s environment. I believe that the market will recognize those companies that set themselves apart through outstanding management and growth that surpasses that of the economy. Ultimately, the key is to not overpay for these companies, so market valuation must be judged to be attractive as well.

DETAILS OF THE YEAR

Our high weighting of financial stocks paid off over the last 12 months with several winners, including NorthStar Realty Finance Corp., Visa, Inc., Colony Financial, Inc., MasterCard, Inc. and KKR Financial Holdings, LLC. The Fund’s financial holdings vastly outperformed their counterparts in the S&P 500 Index. Even though Visa and MasterCard are classified as technology companies, they benefit as financial transactions are increasingly conducted via credit and debit cards instead of cash. Financials generally did well because the economy is slowly beginning to perform better. Credit is being extended and companies are breathing a little easier than they were at the start of the year.

Unfortunately, we had a few stumbles as well. Discoveries of shale gas have been so prevalent that the beneficiaries of increased drilling actually suffered. This is because many well owners shut down production due to low gas prices, hurting companies with exposure to natural gas like Helmerich & Payne, Inc. and CARBO Ceramics, Inc. Ultra Petroleum Corp., an owner of gas properties also suffered due to low gas prices. Ultra was one of our few holdings that did not pay a dividend, so I decided to sell the stock.

The Fund also underperformed the S&P 500 in the consumer discretionary sector, due to our small weight and poor performance from Best Buy Co., Inc. The consumer electronics retailer is transitioning from its traditional big box store concept by decreasing the square footage of its stores and becoming more price competitive. Although its earnings results have been disappointing, the stock seems inexpensive and the company continues to generate substantial cash flow which management is using to buy back shares. I believe this strategy makes sense, so we continue to hold Best Buy.

OUTLOOK

The economy continues to muddle along. My assessment is that the Federal Reserve’s third round of quantitative easing will be ineffective at creating the jobs needed to appreciably decrease the unemployment rate. Hopefully, it will be equally ineffective in spurring inflation. I’m convinced that the economic environment will remain sluggish for a prolonged period—certainly measured in years rather than months. In the meantime, many companies continue to add value through innovation and efficiency. The number of enticing investment opportunities has decreased, but I am working toward discovering those that merit a position in the Fund.

I am happy to report that as of September 30, 2012, the Wasatch Strategic Income Fund achieved a three-year, five-star rating—the highest designation from mutual fund evaluator Morningstar—based on a Morningstar risk-adjusted return compared to 373 funds in its mid-cap blend category. The Fund’s five-year rating is four stars. It was rated against 316 mid-cap blend funds.*

Thank you for the opportunity to manage your assets.

*

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Past performance is not indicative of future results.

©	2012 Morningstar, Inc. All rights reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Current and future holdings are subject to risk.

WASATCH STRATEGIC INCOME FUND (WASIX) — Portfolio Summary	SEPTEMBER 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 2/1/06
Strategic Income	25.61%	2.85%	4.71%
S&P 500 Index	30.20%	1.05%	3.98%
Barclays Capital U.S. Aggregate Bond Index	5.16%	6.53%	6.13%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Strategic Income Fund are 1.76%. The Net Expenses are 1.50%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

With respect to the Fund’s assets invested in fixed income securities, you are subject, but not limited to, the same interest rate, inflation and credit risk associated with the underlying fixed-income securities owned by the Fund. Return of principal is not guaranteed. Equity investing involves risks, including potential loss of the principal amount invested. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Herbalife Ltd.	6.1%
Capital One Financial Corp.	5.2%
CapitalSource, Inc.	4.6%
Colony Financial, Inc.	4.2%
Canadian National Railway Co. (Canada)	4.1%

Company	% of Net Assets
Visa, Inc., Class A	4.0%
Och-Ziff Capital Management Group, LLC	4.0%
MasterCard, Inc., Class A	4.0%
KKR Financial Holdings, LLC	4.0%
Best Buy Co., Inc.	3.9%

*	As of September 30, 2012, there were 32 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ††Inception: February 1, 2006. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged, and a common measure of common stock total return performance. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued. You cannot invest directly in these or any indices.

WASATCH ULTRA GROWTH FUND (WAMCX) — Management Discussion	SEPTEMBER 30, 2012

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers led by Paul Lambert, John Malooly and Ajay Krishnan.

Paul Lambert Portfolio Manager	John Malooly, CFA Portfolio Manager	Ajay Krishnan, CFA Portfolio Manager

OVERVIEW

The past 12 months have been a period of significant volatility. Economic uncertainty in the U.S. and around the globe made investors wary, while stimulus measures in the U.S. and bailout plans in Europe often buoyed their confidence. Over the year’s first half, U.S. equities posted substantial gains, inspired by modest signs of improvement in the domestic economy. In the second half of the period, the strain of slow growth in the U.S. and the debt crisis in Europe kept the major stock indices in the doldrums for most of the spring and summer. Late in the summer, however, the markets began to regain a positive tone, even though little about the macroeconomic backdrop had changed. In mid-September, when the Federal Reserve announced a new round of quantitative easing, investors responded enthusiastically.

In this environment, the Wasatch Ultra Growth Fund gained 20.13% for the 12 months ended September 30, 2012. Although this was a strong absolute return, the Fund placed well behind our benchmark, the Russell 2000 Growth Index, which returned 31.18% for the 12-month period. No single factor was responsible for the Fund’s underperformance. Some individual stock selections that performed strongly at the end of the previous period pulled back considerably at the start of this one. Also, our position in international stocks—particularly in India—hurt our results relative to the Index as a number of those markets lagged the U.S market over the year.

DETAILS OF THE YEAR

The greatest contributor to our performance for the year was Ultimate Software Group, Inc., a provider of payroll and other human resources management solutions that help customers improve efficiency and reduce costs. Ultimate has made a successful transition from a traditional software company to a more sophisticated, cloud-based “Software as a Service” (SaaS) business. The company has attained good market share, and appears to be positioned to experience better profit margins going forward.

The tepid economy has made it difficult for many larger companies to achieve growth organically. In these conditions, they often look toward acquiring smaller, nimbler companies with innovative products that offer the potential for faster growth. Indeed, four of our top 10 contributors were acquired by other parties during the year, including ISTA Pharmaceuticals, Inc., a maker of prescription eye- and nasal-care drugs that was purchased by Bausch & Lomb.*

Our greatest detractor from performance for the year was Polypore International, Inc., a maker of membranes used in a wide range of batteries, including those used to power hybrid and all-electric cars. Polypore has proven to be a volatile stock. In recent months, it was hurt by an inventory-driven production shutdown for one of the vehicles using its battery separator material. Despite this setback, we continue to be excited about the long-term outlook for Polypore. It has a steadier business serving more established end markets for its products, while car-related sales—which account for only about 10% of its current revenues—offer significant opportunities for growth.

At times our pursuit of companies offering innovative products with strong growth potential can mean investing in them early in their development. That can be beneficial in the long run, but it can also involve considerable volatility. This was the case with Amyris, Inc., another detractor from performance. Amyris has created a novel process using yeast to make a variety of specialty chemicals. Some of the commercial applications for the company’s products involve large end markets, giving Amyris substantial growth potential. Further, its products could in some applications replace more expensive chemicals derived from petroleum. The Fund’s position in the company is small, as we are mindful of its dynamic growth potential and the many challenges it faces as it works to bring products to market.

OUTLOOK

Although the Fund’s underperformance this year was disappointing, we remain enthusiastic about the companies in our portfolio. This is naturally tempered by concerns over slowing global gross domestic product (GDP) growth and the continued high level of unemployment in the U.S. Economic uncertainty at home is exacerbated by the as-yet unknown outcome of the November elections, and what measures, if any, will be taken to avert the “fiscal cliff”—the combination of automatic spending cuts and tax increases that will begin in 2013 if Congress does not act.

In this thoroughly unpredictable environment, we are continuing to focus on identifying companies that are able to produce useful, distinctive, and innovative products; that can gain market share even in times of low growth; that can maintain clean balance sheets; and that are led by skilled, experienced management teams. We think such companies can potentially weather uncertain conditions better than their competitors. We believe the Fund currently holds a strong assortment of such companies.

Thank you for the opportunity to manage your assets.

*	As of September 30, 2012, the Wasatch Ultra Growth Fund did not own shares of Bausch & Lomb, Inc.

Current and future holdings are subject to risk.

WASATCH ULTRA GROWTH FUND (WAMCX) — Portfolio Summary	SEPTEMBER 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Ultra Growth	20.13%	-0.09%	8.12%
Russell 2000® Growth Index	31.18%	2.96%	10.55%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are 1.43%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Polypore International, Inc.	3.4%
Greenspring Global Partners II-B, L.P.	3.1%
Yes Bank Ltd. (India)	2.8%
OPNET Technologies, Inc.	2.7%
Cognizant Technology Solutions Corp., Class A	2.4%

Company	% of Net Assets
DFC Global Corp.	2.3%
IDEX Corp.	2.2%
Ultimate Software Group, Inc.	2.0%
Tangoe, Inc.	1.8%
SPS Commerce, Inc.	1.6%

*	As of September 30, 2012, there were 98 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†Also	includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indices.

WASATCH WORLD INNOVATORS FUND (WAGTX) — Management Discussion	SEPTEMBER 30, 2012

The Wasatch World Innovators Fund is managed by a team of Wasatch portfolio managers led by Sam Stewart and Josh Stewart.

Samuel S. Stewart, Jr. PhD, CFA Portfolio Manager	Josh Stewart Portfolio Manager	OVERVIEW The Wasatch World Innovators Fund returned 26.10% for the 12 months ended September 30, 2012, and outperformed the 21.13% return of the MSCI AC World IMI.* Notably, we believe we were able to generate outperformance through stock selection and not by taking on excess risk.

We believe the Fund’s strong performance reflects the effectiveness of our approach, which is to seek out what we believe are the World’s Best Growth Companies® with a particular emphasis on those with innovative business models and rising market share. An important benefit of emphasizing innovators is that such companies tend to maintain steady growth when the economy slows and investor sentiment flags. We believe this has enabled the Fund to outperform in unsteady or falling markets.

DETAILS OF THE YEAR

Over the past year, the stocks that contributed the most to the Fund’s performance tended to be those with the largest weights, including Apple, Inc., Google, Inc. and eBay, Inc. The numbers tell the story: over the last 12 months, this group of companies reported sales growth of 48%, 30% and 30%, respectively, and earnings per share (EPS) growth of 68%, 22% and 115%, respectively. Coming into the annual period, Apple was trading at 13 times trailing 12-month earnings per share, Google at 17 times, and eBay at 21 times. We saw this as an opportunity to own three of the world’s best technology companies, which are rapidly taking market share in huge, global industries, at price-to-earnings (P/E) ratios well below their growth rates. Even after their exceptional performance of the past 12 months, these companies trade at roughly the same P/E ratios they did at the beginning of the year. We continue to hold all three stocks in the Fund.

Other top performers for the year included electronic payment network operators MasterCard, Inc. and Visa, Inc., as well as health care companies Bio-Reference Laboratories, Inc., Sartorius Stedim Biotech and Sartorius AG. These companies faced the same tough economic conditions as peers in their sectors, but their innovative products and services fueled market share gains and growth that was far higher than their peers. As a result, their stock prices received a two-pronged lift from earnings growth and expanded valuation multiples as investors rewarded them for bucking broader sector trends.

The largest detractors included VeriFone Systems, Inc., Zipcar, Inc., Arcos Dorados Holdings, Inc., and Quality

Systems, Inc. We remain invested in VeriFone, a provider of technology that enables electronic payment transactions. While market participants fear that the business might become extinct at the hands of new electronic payment methods, we believe demand for the company’s services should increase over time given that cash payments around the globe are decreasing in favor of electronic payment methods. In contrast, we exited our small investment in Zipcar after a call with company management left us with more questions than answers about the strength of the business. We remain intrigued by what is clearly an innovative business model, but we have put it on our list of innovators to track rather than own for now. We added to our position in Arcos, the McDonald’s franchisee in Latin America, with valuation even more attractive and the same disruptive fast-food business model and powerful brand. We eliminated our position in Quality Systems, which sells enterprise software to health care providers, as we feel the company no longer offers solutions that compete with newer innovators.

OUTLOOK

Our prognosis for the global economy has been consistent since the financial crisis. We expect a slow recovery and unusually choppy stock markets as the world suffers from a long and painful debt hangover with no easy cure. We believe innovators will navigate their way through this malaise. These special companies consistently sell more than their peers, and they do it in spite of charging premium prices and making above-average profits on what they are selling. At the close of September, the weighted average sales and earnings per share increases for the portfolio were 22% and 22%, respectively, and the weighted average return on assets was 14%. This compares to the benchmark’s scorecard of 10%, 10% and 8% for these same metrics.

We think the lead our companies have on their competitors should increase at an accelerated rate as corporate customers become more open to change when business is slow and they need to be more productive, offer a better service than ever, and do it for less financial reward than in the past just to survive. Innovators, in turn, should get into a virtuous circle as they take market share, grow cash flows, and have the capital to reinvest in the business, while entrenched legacy competitors see cash flows and access to capital dry up. In short, we are optimistic that the Fund has the potential to deliver satisfying returns despite the slow-growth economy.

Two years into our themed investment approach of seeking out innovators, we are pleased with the results. We are confident that the innovative companies the Fund holds are the right place to be invested in good and bad economic times.

Thank you for the opportunity to invest your assets.

*MSCI	All Country World Investable Markets Index.

Current	and future holdings are subject to risk.

WASATCH WORLD INNOVATORS FUND (WAGTX) — Portfolio Summary	SEPTEMBER 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
World Innovators	26.10%	2.87%	12.97%
MSCI AC World IMI	21.13%	-1.71%	9.04%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch World Innovators Fund are 1.97%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in concentrated funds will be more volatile and loss of principal could be greater than investing in more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
eBay, Inc.	4.5%
Herbalife Ltd.	4.3%
Google, Inc., Class A	4.1%
Apple, Inc.	3.9%
DiaSorin S.p.A. (Italy)	3.5%

Company	% of Net Assets
Check Point Software Technologies Ltd. (Israel)	3.1%
VeriFone Systems, Inc.	3.1%
Visa, Inc., Class A	3.0%
MasterCard, Inc., Class A	3.0%
EMC Corp.	2.9%

*	As of September 30, 2012, there were 62 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The MSCI All Country World Investable Markets Index (AC World IMI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of large, mid, and small cap companies across developed and emerging markets throughout the world. You cannot invest directly in this or any index.

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Management Discussion	SEPTEMBER 30, 2012

Paul W. Gifford, CFA Portfolio Manager

OVERVIEW

The Wasatch-1st Source Income returned 3.16% for the 12 months ended September 30, 2012. During this time, the Barclays Capital U.S. Intermediate Government/Credit Bond Index returned 4.40%. The modest drop in U.S. Treasury yields during the year enhanced the returns of the Fund and the Index. The yield on the five-year Treasury note fell from 0.95% to 0.62% and the yield on the 10-year Treasury bond fell from 1.92% to 1.63%. The yields of both Treasuries reached record lows during July and rose as the third quarter of 2012 ended.

DETAILS OF THE YEAR

We think the positive returns produced over the past year are good given the low level of interest rates. Interest rates were also less volatile in the past 12 months than they were for the year ended September 30, 2011. The interest rate on the 10-year Treasury, for the year ended September 30, 2011, was twice as volatile as it was for the year ended September 30, 2012. The trend of less volatility in interest rates is a more current market-driven event.

The slow growth economy we are currently experiencing contributed to less volatility in interest rates. Over the past 12 months, the U.S. economy grew around 2% and appears to be on that same path through year-end 2012. Slow economic growth has allowed interest rates to remain relatively steady. We do not see any catalyst that would promote higher economic growth in the U.S., especially since we face the “fiscal cliff”—the expiration of tax cuts and spending cuts that will be automatically imposed if Congress does not act before the end of the year—which could shrink our economy by 4% in 2013. Europe’s economy is also shrinking and the region is a large importer of our goods and services. We are also seeing a significant economic slowdown in China. The U.S. has benefited from tremendous export growth to China for several years.

In response to slow domestic growth and weakening international economies the Federal Reserve (Fed) made its third and most decisive move to maintain low interest rates and prop up the U.S. economy by announcing another round of quantitative easing (QE). First, the Fed stated its intention to keep short-term interest rates near zero until at least mid-2015. Second, this version of QE entails purchasing $40 billion per month of mortgage-backed securities until further notice. Mortgage rates fell quickly given this new level of demand for the securities. “Don’t fight the Fed” seems to be the adage investors have accepted and this mindset has led to a lower level of volatility in bonds.

Non-Treasury securities, whether fixed income or equity, have benefited from the Fed’s actions. The Fed is pursuing a path that forces investors into riskier assets to obtain a reasonable rate of return. The fixed income market has seen this in the credit sector. The extra spread earned over Treas-

uries has shrunk over the past year and added to fixed income returns. The lower the credit quality, the more the spread tightened versus Treasuries. In fact, yields on junk bonds reached a record low during the third quarter of 2012, a clear result of the low interest rate environment we are in. It appears the Fed will continue to favor debtors over savers for many years to come.

OUTLOOK

As mentioned above, you don’t “fight the Fed” and to a certain extent we didn’t. Two of our major focuses for the Fund during the year were to increase corporate bond exposure and reduce exposure to bonds maturing in less than three years. During the year, we increased the Fund’s corporate bond weighting from about 35% to over 38%. In those trades, we reduced the number of top rated bonds to target “A” rated bonds with a small increase in “BBB” bonds.* These bonds saw a tightening of credit spreads greater than those of the top-rated bonds, although the Fund does not have as much exposure to BBB bonds as the Index and that held down performance on a relative basis.

In the last year, we increased the weighting of bonds with duration of three to seven years from 36% to 50%. This was done mainly by reducing the Fund’s holdings in bonds maturing in less than three years. The three to seven year part of the yield curve is relatively steep and offers the opportunity to “roll down the curve” and add return to the portfolio. As long as the Fed keeps its current stance the Fund can invest in this manner.

As we go into 2013, while we are not “fighting the Fed,” we are watching carefully for changes that warrant a reduction in corporate bonds in particular or duration in the portfolio. Slowing global economies would increase pressure on corporate earnings and credit quality. The low level of interest rates provides less of a cushion against rising rates and falling prices than just a couple of years ago. Basically, the Fund is taking similar levels of interest rate risk but receiving less in the form of return. This is true for all bond funds—it is not unique to this Fund. Watching for and taking action when appropriate to protect principal will be the challenges we face going forward.

Thank you for the opportunity to manage your assets.

*	Ratings are issued by S&P or Moody’s and typically range from AAA (highest) to D (lowest). The credit quality of the investments in the Fund’s portfolio does not apply to the safety or stability of the Fund. Ratings and portfolio credit quality may change over time. Unrated securities do not necessarily indicate low quality. The Fund itself has not been rated by an independent rating agency. For information on the rating agency’s methodology visit: http://www.standardandpoors.com/home/en/us and http://www.moodys.com.

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Portfolio Summary	SEPTEMBER 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Income	3.16%	4.51%	3.60%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	4.40%	5.71%	4.76%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-1st Source Income Fund are 0.72%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”). See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP 10 HOLDINGS*

Holding	Maturity Date	% of Net Assets
U.S. Treasury Note, 3.625%	8/15/19	5.5%
U.S. Treasury Note, 3.250%	12/31/16	3.3%
General Electric Capital Corp., MTN, 5.400%	2/15/17	2.0%
Federal National Mortgage Assoc., 2.625%	11/20/14	1.7%
Federal Home Loan Mortgage Corp., 2.500%	5/27/16	1.5%
Federal National Mortgage Assoc., 4.875%	12/15/16	1.5%

Holding	Maturity Date	% of Net Assets
Government National Mortgage Assoc., Series 2010-129, Class NU, 3.500%	6/20/39	1.4%
Government National Mortgage Assoc., Series 2010-117, Class GD, 3.000%	10/20/39	1.3%
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.650%	9/20/19	1.3%
U.S. Treasury Bond, 1.625%	1/15/18	1.2%

*	As of September 30, 2012, there were 165 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

**	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index considered representative of the performance of government and corporate bonds with maturities of less than 10 years. You cannot invest directly in this or any index.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Management Discussion	SEPTEMBER 30, 2012

Van R. Hoisington Portfolio Manager

OVERVIEW

U.S. economic conditions steadily eroded over the Fund’s fiscal year (the 12 months ended September 30, 2012). The growth rate of real gross domestic product (GDP) fell from 2.7% in the second half of 2011 to 1.6% in the first half of 2012. The manufacturing sector, which paced the economy over the prior four quarters, declined sharply in the third quarter of 2012 due to major decreases in new domestic and foreign orders. Even though the U.S. Federal Reserve’s (Fed’s) adoption of the third round of quantitative easing raised inflationary concerns, the 30-year Treasury bond yield closed the fiscal year at 2.82%, down 2.91% on September 30, 2012. This produced a small capital gain that boosted the return of the Wasatch-Hoisington U.S. Treasury Fund above the interest rate on its investments.

DETAILS OF THE YEAR

For the fiscal year, the Fund gained 6.66% and outperformed the 5.16% return of the Barclays Capital U.S. Aggregate Bond Index. The long duration strategy of the Fund—investing in bonds with maturities of 20 years or longer—added to the gains achieved over the prior 3-, 5- and 10-year periods.

During the third quarter of 2012, the 30-year Treasury bond yield registered a minimal net change going from 2.75% to 2.82%. This slight change masked a great deal of interim volatility that occurred in the long-term Treasury bond market during the quarter. From the high yield (on September 7, 2012) to the low yield (on July 26, 2012), the bellwether Treasury bond yield diverged by 0.68 of a percentage point. Much of this volatility resulted from speculation concerning the Fed’s plans and then the official announcement of QE3 on September 11. In this market, the Fund returned -0.56% for the quarter, following a nearly 14% return in the prior quarter.

OUTLOOK

Entering the last three months of 2012, economic conditions are extremely fragile. Manufacturing is contracting and the only issue is the degree of the downturn underway. International trade is declining, with the result that weaknesses in different parts of the world are reinforcing domestic deterioration in economies continents away. A highly relevant question is: How can the U.S. escape a wider slump when real income and the personal saving rate are both slowing in the face of an interim upturn in the inflation rate? In the face of worsening shorter-term cyclical indicators, aggregate indebtedness, the dominant force in the global economy, has continued to move upward. While announcements of new government initiatives have boosted the equity markets, their effectiveness will wear off as debt levels continue to move further into uncharted waters. Indeed, the result of these latest programs in the U.S. and Europe will be like numerous previous efforts. Markets for stocks and commodities have improved but governments have not been able to use this additional time to address underlying debt imbalances. Thus, these latest government actions do not change the extreme over-indebtedness of major global economies. Instead, more precious time and political good will has been wasted while weak and divided governments continue to prove incapable of making critically needed structural reforms.

Long-term Treasury bond yields rose from their lows of the year, reached at approximately the same time as new policy initiatives in the U.S. and Europe were leaked into the market place. Among many assurances that efforts this time are truly different, we discern no meaningful differences. Our long-standing assessment that the U.S. and other major economies face years of difficult economic conditions along with extremely low Treasury bond yields has not changed. Open-ended quantitative easing (QE) is not substantively different from earlier QEs except that the name is slightly altered and government intrusion into the private domestic economy will accelerate. Importantly, we think the enactment of QE3 is a tacit admission by the Fed that earlier efforts failed. The outcome anticipated for QE3 is no different from that of earlier QEs.

As commodity prices rose initially in all the QE programs, long-term Treasury bond yields also increased. However, higher yields eventually reversed and generally continued to ratchet downward, reaching near or record lows. Our analysis indicates that the longer-term trend in Treasury bond yields reflects the detrimental impact of the Fed’s actions and the ever-bulging indebtedness of the U.S. The Fed’s actions may be politically necessary due to numerous demands to improve the clearly depressed state of economic conditions. As long as the Fed tries untested and theoretically unsound policies, the result will be equally as dismal as that of prior QEs. Fundamentals will not improve until the extreme over-indebtedness of the U.S. economy is addressed and this is in the realm of fiscal, not monetary policy. The Fed, as we all do, wishes it still had viable options, but it does not. Thus, our recommendation is that it would be better for the Fed to put pressure on fiscal authorities to take badly needed actions than to do additional harm. But, we believe that until the debt issues are addressed, the multi-year trend in long-term Treasury bond yields will remain downward and we expect to continue to maintain our long duration strategy. However, we continue to advise shareholders that such Fed interference in the economy will produce considerable Treasury market volatility. For investors who can patiently persevere through this volatility, the potential for positive returns from long-term U.S. Treasury bonds still lies ahead.

Thank you for the opportunity to invest your assets.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Portfolio Summary	SEPTEMBER 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
U.S. Treasury	6.66%	13.13%	8.82%
Barclays Capital U.S. Aggregate Bond Index	5.16%	6.53%	5.32%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch- Hoisington U.S. Treasury Fund are 0.76%. The Net Expenses are 0.75%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP 10 HOLDINGS*

Holding	Maturity Date	% of Net Assets
U.S. Treasury Strip, principal only	5/15/30	13.6%
U.S. Treasury Bond, 3.125%	11/15/41	12.0%
U.S. Treasury Strip, principal only	2/15/31	11.9%
U.S. Treasury Bond, 3.000%	5/15/42	10.7%
U.S. Treasury Strip, principal only	2/15/37	10.1%

Holding	Maturity Date	% of Net Assets
U.S. Treasury Strip, principal only	5/15/39	9.3%
U.S. Treasury Bond, 4.500%	5/15/38	4.9%
U.S. Treasury Strip, principal only	5/15/40	4.2%
U.S. Treasury Bond, 3.500%	2/15/39	4.1%
U.S. Treasury Bond, 4.250%	11/15/40	3.3%

*	As of September 30, 2012, there were 17 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

**Also	includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued. You cannot invest directly in this or any index.

WASATCH FUNDS MANAGEMENT DISCUSSIONS — Definitions of Financial Terms	SEPTEMBER 30, 2012

Alpha is a risk-adjusted measure of the so-called “excess return” on an investment. It is a common measure of assessing an active manager’s performance as it is the return in excess of a benchmark index or “risk-free” investment. The difference between the fair and actually expected rates of return on a stock is called the stock’s alpha.

A bear market is a general decline in the stock market over a period of time.

Beta is a quantitative measure of the volatility of a given stock relative to the overall market. A beta above one is more volatile than the overall market, while a beta below one is less volatile.

Someone who is “bullish” or “a bull” is optimistic with regard to the stock market’s prospects.

A bull market is defined as a prolonged period in which investment prices rise faster than their historical average. Bull markets can happen as the result of an economic recovery, an economic boom, or investor psychology.

The “cloud” is the Internet. Cloud-computing is a model for delivering information technology services in which resources are retrieved from the Internet through web-based tools and applications rather than from a direct connection to a server.

A corporate bond is a debt security issued by a corporation for the purpose of raising money to expand its business.

Correlation, in the financial world, is a statistical measure of how asset classes, securities, markets, or countries move in relation to each other.

Dividend yield is a company’s annual dividend payments divided by its market capitalization, or the dividend per share divided by the price per share. For example, a company whose stock sells for $30 per share that pays an annual dividend of $3 per share has a dividend yield of 10%.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

Earnings-per-share or EPS is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth rates help investors identify companies that are increasing or decreasing in profitability.

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

An initial public offering (IPO) is a company’s first sale of stock to the public.

Mortgage-backed securities are debt issues backed by a pool of mortgages. Investors receive payments from the interest and principal payments made on the underlying mortgages.

The price-to-earnings or P/E ratio (also known as the P/E multiple) is the price of a stock divided by its earnings per share.

Quantitative easing is a government monetary policy used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

QE3 is the nickname for the third round of quantitative easing launched by the Federal Reserve (Fed) whereby the Fed will purchase $40 billion of mortgage-backed securities on a monthly basis in an effort to support the economic recovery.

Return on assets (ROA) measures a company’s profitability by showing how many dollars of earnings a company derives from each dollar of assets it controls.

Return on investment (ROI) is a performance measure used to evaluate the efficiency of an investment or to compare the efficiency of a number of investments. ROI is calculated by dividing the return of an investment by the cost of the investment. The result is expressed as a percentage or ratio.

“Risk-on” is when investors are seeking the potentially higher returns of riskier assets and put money back in the market willing to risk the money, thus risk on.

The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance.

Valuation is the process of determining the current worth of an asset or company.

World’s Best Growth Companies (WBGCs)® are defined by Wasatch as companies outside the United States that we believe possess an identifiable, sustainable competitive advantage, are well managed, undervalued and are producing above average earnings growth relative to their industry and country of origin.

WASATCH FUNDS — OPERATING EXPENSES (UNAUDITED)	SEPTEMBER 30, 2012

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six month period ended September 30, 2012.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six month period ended September 30, 2012. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A Fund’s annualized expense ratio may vary as a result of various factors including expenses that are not reimbursable under the contractual agreement between the Fund and the Advisor such as interest, taxes, brokerage commissions, other investment related costs, dividend expense on short sales, and extraordinary expenses. The Long/Short and Income funds have no contractual limitation on expenses.

WASATCH FUNDS — OPERATING EXPENSES (UNAUDITED) (continued)	SEPTEMBER 30, 2012

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period April 1, 2012	End of Period September 30, 2012
Core Growth Fund — Investor Class
Actual	$1,000.00	$1,031.60	$6.25	1.23%
Hypothetical (5% before expenses)	$1,000.00	$1,018.85	$6.21	1.23%
Core Growth Fund — Institutional Class
Actual	$1,000.00	$1,032.10	$5.69	1.12%
Hypothetical (5% before expenses)	$1,000.00	$1,019.40	$5.65	1.12%
Emerging India Fund
Actual	$1,000.00	$1,080.20	$10.14	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,015.25	$9.82	1.95%
Emerging Markets Small Cap Fund
Actual	$1,000.00	$1,011.40	$9.81	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,015.25	$9.82	1.95%
Frontier Emerging Small Countries Fund
Actual	$1,000.00	$1,180.50	$12.27	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.75	$11.33	2.25%
Global Opportunities Fund
Actual	$1,000.00	$1,050.60	$9.07	1.77%
Hypothetical (5% before expenses)	$1,000.00	$1,016.15	$8.92	1.77%
Heritage Growth Fund
Actual	$1,000.00	$971.90	$4.68	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.25	$4.80	0.95%
International Growth Fund
Actual	$1,000.00	$1,077.80	$8.05	1.55%
Hypothetical (5% before expenses)	$1,000.00	$1,017.25	$7.82	1.55%
International Opportunities Fund
Actual	$1,000.00	$1,057.00	$11.57	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.75	$11.33	2.25%
Large Cap Value Fund — Investor Class
Actual	$1,000.00	$1,003.40	$5.51	1.10%
Hypothetical (5% before expenses)	$1,000.00	$1,019.50	$5.55	1.10%
Large Cap Value Fund — Institutional Class
Actual	$1,000.00	$1,004.00	$4.91	0.98%
Hypothetical (5% before expenses)	$1,000.00	$1,020.10	$4.95	0.98%
Long/Short Fund
Actual	$1,000.00	$997.10	$7.69	1.54%
Hypothetical (5% before expenses)	$1,000.00	$1,017.30	$7.77	1.54%
Micro Cap Fund
Actual	$1,000.00	$1,007.10	$10.64	2.12%
Hypothetical (5% before expenses)	$1,000.00	$1,014.40	$10.68	2.12%
Micro Cap Value Fund
Actual	$1,000.00	$1,036.40	$11.45	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.75	$11.33	2.25%
Small Cap Growth Fund
Actual	$1,000.00	$1,015.30	$6.30	1.25%
Hypothetical (5% before expenses)	$1,000.00	$1,018.75	$6.31	1.25%
Small Cap Value Fund — Investor Class**
Actual	$1,000.00	$992.20	$6.38	1.28%
Hypothetical (5% before expenses)	$1,000.00	$1,018.60	$6.46	1.28%
Small Cap Value Fund — Institutional Class
Actual	$1,000.00	$992.20	$5.73	1.15%
Hypothetical (5% before expenses)	$1,000.00	$1,019.25	$5.81	1.15%
Strategic Income Fund
Actual	$1,000.00	$1,018.70	$4.79	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.25	$4.80	0.95%
Ultra Growth Fund
Actual	$1,000.00	$986.60	$6.46	1.30%
Hypothetical (5% before expenses)	$1,000.00	$1,018.50	$6.56	1.30%
World Innovators Fund
Actual	$1,000.00	$1,026.60	$9.32	1.84%
Hypothetical (5% before expenses)	$1,000.00	$1,015.80	$9.27	1.84%
Income Fund
Actual	$1,000.00	$1,022.40	$3.59	0.71%
Hypothetical (5% before expenses)	$1,000.00	$1,021.45	$3.59	0.71%
U.S. Treasury Fund
Actual	$1,000.00	$1,131.90	$3.78	0.71%
Hypothetical (5% before expenses)	$1,000.00	$1,021.45	$3.59	0.71%

*Expenses are equal to a fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (183/366).

**The expense limitation decreased from 1.95% to 1.50% on January 31, 2012.

WASATCH CORE GROWTH FUND (WGROX / WIGRX) — Schedule of Investments	SEPTEMBER 30, 2012

Shares		Value

	COMMON STOCKS 92.3%

	Airlines 2.2%
203,151	Allegiant Travel Co.*	$12,871,647

	Application Software 6.0%
215,701	ANSYS, Inc.* ‡	15,832,454
185,032	RealPage, Inc.*	4,181,723
153,392	Tyler Technologies, Inc.*	6,752,316
86,250	Ultimate Software Group, Inc.*	8,806,125

		35,572,618

	Asset Management & Custody Banks 3.8%
104,999	Affiliated Managers Group, Inc.*	12,914,877
445,332	SEI Investments Co.	9,552,371

		22,467,248

	Automobile Manufacturers 1.2%
231,863	Tesla Motors, Inc.*	6,788,949

	Automotive Retail 1.3%
226,026	Monro Muffler Brake, Inc.	7,953,855

	Commercial Printing 2.3%
1,045,087	InnerWorkings, Inc.*	13,607,033

	Consumer Electronics 0.6%
253,513	Skullcandy, Inc.*	3,485,804

	Consumer Finance 4.5%
837,842	DFC Global Corp.*	14,368,990
192,168	First Cash Financial Services, Inc.*	8,841,650
190,700	Mahindra & Mahindra Financial Services Ltd. (India)	3,250,161

		26,460,801

	Data Processing & Outsourced Services 6.4%
132,721	Alliance Data Systems Corp.* ‡	18,839,746
294,450	ExlService Holdings, Inc.*	8,686,275
746,608	Higher One Holdings, Inc.*	10,064,276

		37,590,297

	Distributors 1.7%
239,077	Pool Corp.	9,940,822

	Diversified Banks 3.4%
7,941,426	City Union Bank Ltd. (India)	7,957,235
1,630,720	Yes Bank Ltd. (India)	11,848,961

		19,806,196

	Diversified Support Services 7.0%
1,128,212	Copart, Inc.*	31,285,319
97,185	Portfolio Recovery Associates, Inc.*	10,149,029

		41,434,348

	Electrical Components & Equipment 3.0%
509,058	Polypore International, Inc.*	17,995,200

	Environmental & Facilities Services 3.5%
204,490	Tetra Tech, Inc.*	5,369,908
504,185	Waste Connections, Inc.	15,251,596

		20,621,504

	General Merchandise Stores 0.9%
288,866	Gordmans Stores, Inc.*	5,329,578

	Health Care Distributors 1.8%
467,667	PSS World Medical, Inc.*	10,653,454

	Health Care Facilities 2.2%
428,676	Ensign Group, Inc. (The)	13,119,629

Shares		Value

	Health Care Services 4.2%
157,668	IPC The Hospitalist Co., Inc.*	$7,205,428
238,850	MEDNAX, Inc.*	17,782,382

		24,987,810

	Home Improvement Retail 0.9%
106,280	Lumber Liquidators Holdings, Inc.* ‡	5,386,270

	Industrial Machinery 4.4%
147,926	Graco, Inc.	7,437,719
444,145	IDEX Corp.	18,551,937

		25,989,656

	Internet Retail 0.4%
67,590	Blue Nile, Inc.*	2,506,913

	Internet Software & Services 3.9%
179,193	Ancestry.com, Inc.* ‡	5,390,125
247,566	DealerTrack Holdings, Inc.*	6,894,713
318,585	Vistaprint N.V.*	10,879,678

		23,164,516

	Leisure Facilities 3.8%
490,285	Life Time Fitness, Inc.*	22,425,636

	Life Sciences Tools & Services 2.0%
278,130	ICON plc ADR* (Ireland)	6,778,028
68,040	Techne Corp.	4,894,798

		11,672,826

	Oil & Gas Equipment & Services 1.9%
45,991	CARBO Ceramics, Inc.	2,893,754
117,555	Dril-Quip, Inc.*	8,449,853

		11,343,607

	Oil & Gas Exploration & Production 0.4%
320,020	SandRidge Energy, Inc.*	2,230,539

	Personal Products 2.2%
268,140	Herbalife Ltd.	12,709,836

	Real Estate Services 0.5%
158,871	LPS Brasil — Consultoria de Imoveis S.A. (Brazil)	2,860,344

	Research & Consulting Services 2.1%
192,613	Corporate Executive Board Co. (The)	10,329,835
108,563	CRA International, Inc.*	1,875,969

		12,205,804

	Semiconductors 3.9%
133,940	Hittite Microwave Corp.*	7,429,652
387,065	Melexis N.V. (Belgium)	6,542,162
108,525	Power Integrations, Inc.	3,302,416
151,643	Silicon Laboratories, Inc.*	5,574,397

		22,848,627

	Specialized Finance 1.2%
402,640	CRISIL Ltd. (India)	7,328,361

	Specialty Chemicals 1.1%
183,540	Balchem Corp.	6,741,424

	Specialty Stores 1.6%
156,551	Hibbett Sports, Inc.*	9,306,957

	Trading Companies & Distributors 3.3%
255,043	MSC Industrial Direct Co., Inc., Class A	17,205,201
143,605	Rush Enterprises, Inc., Class B*	2,414,000

		19,619,201

WASATCH CORE GROWTH FUND (WGROX / WIGRX) — Schedule of Investments (continued)	SEPTEMBER 30, 2012

Shares		Value

	Trucking 2.7%
496,240	Knight Transportation, Inc.	$7,096,232
302,485	Old Dominion Freight Line, Inc.*	9,122,948

		16,219,180

	Total Common Stocks (cost $381,279,463)	545,246,490

	PREFERRED STOCKS 0.7%

	Regional Banks 0.7%
797,675	Banco Daycoval S.A. Pfd. (Brazil)	4,289,951

	Total Preferred Stocks (cost $5,303,460)	4,289,951

Principal Amount		Value

	SHORT-TERM INVESTMENTS 7.1%

	Repurchase Agreement 7.1%
$41,733,232	Repurchase Agreement dated 9/28/12, 0.01% due 10/1/12 with State Street Bank and Trust Co. collateralized by $31,310,000 of United States Treasury Bonds 4.500% due 08/15/39; value: $42,569,045; repurchase proceeds: $41,733,267‡ (cost $41,733,232)	$41,733,232

	Total Short-Term Investments (cost $41,733,232)	41,733,232

	Total Investments (cost $428,316,155) 100.1%	591,269,673

	Liabilities less Other Assets (0.1%)	(798,069)

	NET ASSETS 100.0%	$590,471,604

Number of Contracts		Value

	CALL OPTIONS WRITTEN 0.0%

	Application Software 0.0%
200	ANSYS, Inc., expiring 10/20/12, exercise price $75	$16,000

	Data Processing & Outsourced Services 0.0%
50	Alliance Data Systems Corp., expiring 10/20/12, exercise price $145	8,300

	Home Improvement Retail 0.0%
500	Lumber Liquidators Holdings, Inc., expiring 11/17/12, exercise price $55	65,000

	Internet Software & Services 0.0%
300	Ancestry.com, Inc., expiring 10/20/12, exercise price $32.5	23,400

	Total Call Options Written (premium $150,916)	112,700

*Non-income producing.

‡All or a portion of this security has been designated as collateral for call options written (see Notes 4 and 7).

ADR American Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2012, Wasatch Core Growth Fund’s investments, excluding short-term investments and call options written, were in the following countries:

Country	%
Belgium	1.2
Brazil	1.3
India	5.5
Ireland	1.2
United States	90.8

TOTAL	100.0%

WASATCH EMERGING INDIA FUND (WAINX) — Schedule of Investments	SEPTEMBER 30, 2012

Shares		Value

	COMMON STOCKS 97.1%

	Aerospace & Defense 1.0%
6,243	Bharat Electronics Ltd. (India)	$142,744

	Air Freight & Logistics 1.1%
4,360	Blue Dart Express Ltd. (India)	143,823

	Apparel, Accessories & Luxury Goods 3.4%
4,480	Page Industries Ltd. (India)	271,798
38,720	Titan Industries Ltd. (India)	192,334

		464,132

	Application Software 1.2%
2,775	Oracle Financial Services Software Ltd.* (India)	158,711

	Auto Parts & Equipment 5.7%
1,745	Bosch Ltd. (India)	293,783
47,995	Exide Industries Ltd. (India)	139,904
10,812	WABCO India Ltd. (India)	338,227

		771,914

	Automobile Manufacturers 1.1%
9,465	Mahindra & Mahindra Ltd. (India)	155,016

	Cable & Satellite 1.4%
120,082	Dish TV India Ltd.* (India)	188,051

	Commodity Chemicals 3.0%
94,334	Berger Paints India Ltd. (India)	263,713
25,870	Castrol India Ltd. (India)	152,807

		416,520

	Construction & Engineering 1.0%
30,426	Engineers India Ltd. (India)	136,137

	Construction & Farm Machinery & Heavy Trucks 1.9%
5,655	Eicher Motors Ltd. (India)	253,025

	Consumer Finance 3.1%
25,210	Mahindra & Mahindra Financial Services Ltd. (India)	429,662

	Diversified Banks 7.9%
335,360	City Union Bank Ltd. (India)	336,027
34,550	IndusInd Bank Ltd. (India)	233,194
568,255	South Indian Bank Ltd. (India)	245,639
36,360	Yes Bank Ltd. (India)	264,195

		1,079,055

	Diversified Chemicals 1.0%
10,605	BASF India Ltd. (India)	132,299

	Diversified Metals & Mining 0.9%
47,840	Hindustan Zinc Ltd. (India)	124,124

	Electrical Components & Equipment 2.9%
94,578	Amara Raja Batteries Ltd. (India)	391,348

	Fertilizers & Agricultural Chemicals 1.1%
56,390	Rallis India Ltd. (India)	156,571

	Footwear 2.4%
18,000	Bata India Ltd. (India)	333,586

	Gas Utilities 1.3%
28,173	Gujarat Gas Co. Ltd. (India)	182,942

	Heavy Electrical Equipment 1.8%
47,368	TD Power Systems Ltd. (India)	244,271

Shares		Value

	Household Appliances 2.4%
4,445	Hawkins Cookers Ltd. (India)	$162,479
2,434	TTK Prestige Ltd. (India)	171,573

		334,052

	Industrial Machinery 5.3%
13,860	AIA Engineering Ltd. (India)	93,416
14,647	Cummins India Ltd. (India)	141,346
7,100	FAG Bearings India Ltd. (India)	242,278
10,065	SKF India Ltd. (India)	127,184
10,760	Thermax Ltd. (India)	114,689

		718,913

	Internet Retail 1.8%
14,737	MakeMyTrip Ltd.* (India)	250,971

	Internet Software & Services 1.0%
21,322	Info Edge India Ltd. (India)	140,435

	IT Consulting & Other Services 3.8%
7,235	CMC Ltd. (India)	151,566
5,234	Cognizant Technology Solutions Corp., Class A*	365,961

		517,527

	Life Sciences Tools & Services 1.3%
8,915	Divi’s Laboratories Ltd. (India)	182,999

	Oil & Gas Storage & Transportation 1.5%
66,378	Petronet LNG Ltd. (India)	198,587

	Packaged Foods & Meats 3.1%
4,580	GlaxoSmithKline Consumer Healthcare Ltd. (India)	262,149
1,925	Nestlé India Ltd. (India)	161,496

		423,645

	Personal Products 7.9%
10,757	Colgate-Palmolive India Ltd. (India)	245,752
78,120	Dabur India Ltd. (India)	191,283
28,062	Godrej Consumer Products Ltd. (India)	355,929
45,175	Marico Ltd. (India)	171,210
2,435	Procter & Gamble Hygiene & Health Care Ltd. (India)	114,906

		1,079,080

	Pharmaceuticals 3.6%
8,160	Cadila Healthcare Ltd. (India)	135,059
18,935	IPCA Laboratories Ltd. (India)	175,547
15,520	Lupin Ltd. (India)	176,121

		486,727

	Publishing 0.9%
31,127	D.B. Corp. Ltd. (India)	119,740

	Research & Consulting Services 1.5%
14,249	eClerx Services Ltd. (India)	208,082

	Restaurants 3.5%
18,381	Jubilant Foodworks Ltd.* (India)	476,819

	Specialized Finance 2.2%
16,400	CRISIL Ltd. (India)	298,493

	Specialty Chemicals 2.0%
3,615	Asian Paints Ltd. (India)	270,373

	Steel 0.3%
9,680	MOIL Ltd. (India)	46,285

	Systems Software 1.2%
70,920	KPIT Cummins Infosystems Ltd. (India)	166,728

WASATCH EMERGING INDIA FUND (WAINX) — Schedule of Investments (continued)	SEPTEMBER 30, 2012

Shares		Value

	Thrifts & Mortgage Finance 8.8%
117,525	Gruh Finance Ltd. (India)	$461,232
24,554	Housing Development Finance Corp. Ltd. (India)	358,825
71,601	LIC Housing Finance Ltd. (India)	383,627

		1,203,684

	Tobacco 1.8%
7,205	VST Industries Ltd. (India)	241,783

	Total Common Stocks (cost $12,025,826)	13,268,854

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.5%

	Repurchase Agreement 1.5%
$203,320	Repurchase Agreement dated 9/28/12, 0.01% due 10/1/12 with State Street Bank and Trust Co. collateralized by $155,000 of United States Treasury Bonds 4.500% due 8/15/39; value: $210,738; repurchase proceeds: $203,321 (cost $203,320)	$203,320

	Total Short-Term Investments (cost $203,320)	203,320

	Total Investments (cost $12,229,146) 98.6%	13,472,174

	Other Assets less Liabilities 1.4%	185,712

	NET ASSETS 100.0%	$13,657,886

	*Non-income producing. See Notes to Financial Statements.

At September 30, 2012, Wasatch Emerging India Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
India	97.2
United States	2.8

TOTAL	100.0%

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Schedule of Investments	SEPTEMBER 30, 2012

Shares		Value

	COMMON STOCKS 95.6%

	Airport Services 1.1%
3,347,333	TAV Havalimanlari Holding A.S. (Turkey)	$16,594,493

	Apparel Retail 3.4%
527,665	Cia. Hering (Brazil)	11,931,855
17,511,603	Giordano International Ltd. (Hong Kong)	14,724,362
1,522,952	Mr Price Group Ltd. (South Africa)	23,094,166

		49,750,383

	Apparel, Accessories & Luxury Goods 2.3%
12,871	LPP S.A. (Poland)	13,679,285
29,716,828	Trinity Ltd. (China)	19,889,909

		33,569,194

	Asset Management & Custody Banks 0.9%
960,886	CETIP S.A. — Mercados Organizados (Brazil)	12,611,110

	Brewers 1.0%
2,814,487	Guinness Anchor Berhad (Malaysia)	14,051,717

	Building Products 0.7%
6,312,598	Dynasty Ceramic Public Co. Ltd.*** (Thailand)	10,408,198

	Cable & Satellite 0.8%
56,607,012	PT MNC Sky Vision Tbk* (Indonesia)	12,273,725

	Catalog Retail 0.6%
86,300	Hyundai Home Shopping Network Corp. (Korea)	9,317,768

	Coal & Consumable Fuels 1.0%
16,311,073	PT Harum Energy Tbk (Indonesia)	10,055,938
15,135,033	PT Resource Alam Indonesia Tbk (Indonesia)	4,704,987

		14,760,925

	Commodity Chemicals 2.0%
5,050,049	Berger Paints India Ltd. (India)	14,117,541
2,715,428	Castrol India Ltd. (India)	16,039,276

		30,156,817

	Computer & Electronics Retail 1.1%
1,987,806	M Video OJSC*** (Russia)	16,587,446

	Computer Storage & Peripherals 0.9%
2,310,176	Simplo Technology Co. Ltd. (Taiwan)	13,831,030

	Construction & Farm Machinery & Heavy Trucks 1.2%
821,235	Turk Traktor ve Ziraat Makineleri A.S. (Turkey)	17,611,780

	Construction Materials 2.6%
26,582,705	Holcim Philippines, Inc. (Philippines)	8,284,194
2,426,533	Lafarge Malayan Cement Berhad (Malaysia)	7,065,645
79,746,534	PT Holcim Indonesia Tbk (Indonesia)	23,748,968

		39,098,807

	Consumer Finance 1.6%
1,376,106	Mahindra & Mahindra Financial Services Ltd. (India)	23,453,417

	Department Stores 1.7%
4,800,087	Golden Eagle Retail Group Ltd. (China)	9,434,026
22,428,662	PT Mitra Adiperkasa Tbk (Indonesia)	14,999,314

		24,433,340

Shares		Value

	Distributors 1.1%
11,336,573	Dah Chong Hong Holdings Ltd. (China)	$10,321,659
251,657	Imperial Holdings Ltd. (South Africa)	5,679,543

		16,001,202

	Diversified Banks 10.1%
533,774	Capitec Bank Holdings Ltd. (South Africa)	14,390,816
2,500,197	IndusInd Bank Ltd. (India)	16,874,967
879,846	NOMOS-BANK, GDR* (Russia)	10,998,075
29,681,945	PT Bank Tabungan Pensiunan Nasional Tbk* (Indonesia)	16,283,199
7,319,351	Security Bank Corp. (Philippines)	28,775,586
17,885,800	Thanachart Capital Public Co. Ltd.*** (Thailand)	21,935,963
16,199,146	Turkiye Sinai Kalkinma Bankasi A.S. (Turkey)	18,046,674
2,972,932	Yes Bank Ltd. (India)	21,601,596

		148,906,876

	Diversified Chemicals 1.1%
3,926,023	Pidilite Industries Ltd. (India)	15,515,774

	Diversified Metals & Mining 0.9%
42,100,416	PT Vale Indonesia Tbk (Indonesia)	12,977,662

	Drug Retail 1.4%
2,954,295	Clicks Group Ltd. (South Africa)	20,580,806

	Electronic Equipment & Instruments 1.0%
6,969,452	Chroma ATE, Inc. (Taiwan)	14,669,527

	Environmental & Facilities Services 1.2%
2,352,900	Cleanaway Co. Ltd. (Taiwan)	17,257,356

	Food Retail 1.3%
1,563,727	Eurocash S.A. (Poland)	19,258,805

	Footwear 1.9%
1,246,450	Bata India Ltd. (India)	23,099,913
5,524,634	Daphne International Holdings Ltd. (China)	5,507,392

		28,607,305

	General Merchandise Stores 0.9%
2,799,923	Taiwan FamilyMart Co. Ltd. (Taiwan)	13,993,168

	Gold 1.2%
824,699	Koza Altin Isletmeleri A.S. (Turkey)	17,732,005

	Health Care Facilities 2.6%
10,709,893	KPJ Healthcare Berhad (Malaysia)	21,374,235
4,297,390	Life Healthcare Group Holdings Ltd. (South Africa)	16,422,092

		37,796,327

	Health Care Supplies 1.0%
1,095,403	St. Shine Optical Co. Ltd. (Taiwan)	14,087,943

	Highways & Railtracks 1.6%
1,662,400	Obrascon Huarte Lain Brasil S.A. (Brazil)	15,256,268
14,557,755	PT Jasa Marga Persero Tbk (Indonesia)	8,898,941

		24,155,209

	Home Improvement Retail 2.4%
18,668,531	Ace Hardware Indonesia Tbk (Indonesia)	11,997,019
55,886,194	Home Product Center Public Co. Ltd.*** (Thailand)	23,785,222

		35,782,241

	Hotels, Resorts & Cruise Lines 1.1%
31,062,273	Minor International Public Co. Ltd.*** (Thailand)	15,541,228

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Schedule of Investments (continued)

Shares		Value

	Hypermarkets & Super Centers 3.6%
1,437,769	O’Key Group S.A., GDR (Russia)	$13,802,582
19,529,701	Puregold Price Club, Inc. (Philippines)	13,904,641
1,891,230	Siam Makro Public Co. Ltd.*** (Thailand)	24,393,058
718,785	Wumart Stores, Inc. (China)	1,078,984

		53,179,265

	Industrial Machinery 1.0%
2,943,430	Airtac International Group (Taiwan)	14,760,578
74,135	Hiwin Technologies Corp. (Taiwan)	543,744

		15,304,322

	Internet Software & Services 1.2%
3,015,249	PChome Online, Inc. (Taiwan)	17,075,113

	IT Consulting & Other Services 1.3%
6,500,970	Sonda S.A. (Chile)	19,527,576

	Life & Health Insurance 1.7%
8,225,144	Bangkok Life Assurance Public Co. Ltd. NVDR (Thailand)	11,757,841
1,894,874	Discovery Holdings Ltd. (South Africa)	12,657,656

		24,415,497

	Life Sciences Tools & Services 0.9%
682,400	Divi’s Laboratories Ltd. (India)	14,007,669

	Managed Health Care 1.3%
2,028,575	Qualicorp S.A.* (Brazil)	19,817,829

	Marine Ports & Services 3.6%
871,759	Global Ports Investments plc GDR (Russia)	12,466,154
13,036,004	International Container Terminal Services, Inc. (Philippines)	22,000,112
1,328,440	Santos Brasil Participacoes S.A.** (Brazil)	19,008,146

		53,474,412

	Metal & Glass Containers 0.9%
6,102,000	Taiwan Hon Chuan Enterprise Co. Ltd. (Taiwan)	13,364,095

	Oil & Gas Exploration & Production 3.5%
5,671,248	Afren plc* (Nigeria)	12,832,639
790,424	Coastal Energy Co.* (Thailand)	14,696,588
1,971,080	Gran Tierra Energy, Inc.* (Colombia)	10,190,484
1,741,200	Parex Resources, Inc.* (Colombia)	8,554,133
533,265	TransGlobe Energy Corp.* (Egypt)	5,803,729

		52,077,573

	Other Diversified Financial Services 1.2%
565,096	Intergroup Financial Services Corp. (Peru)	18,365,620

	Packaged Foods & Meats 6.5%
2,670,762	AVI Ltd. (South Africa)	19,209,929
334,247	GlaxoSmithKline Consumer Healthcare Ltd. (India)	19,131,514
942,075	Pinar Sut Mamulleri Sanayii A.S. (Turkey)	7,871,397
4,921,291	PT Mayora Indah Tbk (Indonesia)	11,519,009
5,469,477	Standard Foods Corp. (Taiwan)	15,169,409
14,055,485	Universal Robina Corp. (Philippines)	23,451,079

		96,352,337

	Paper Packaging 0.7%
20,283,035	Greatview Aseptic Packaging Co. Ltd. (China)	11,012,300

	Personal Products 1.6%
1,047,100	Colgate-Palmolive India Ltd. (India)	23,921,803

	Railroads 1.0%
739,657	Globaltrans Investment plc, GDR (Russia)	15,370,072

Shares		Value

	Real Estate Operating Companies 1.2%
8,577,400	Parque Arauco S.A. (Chile)	$17,664,671

	Regional Banks 0.7%
2,789,600	Banregio Grupo Financiero S.A.B. de C.V. (Mexico)	10,533,794

	Restaurants 1.1%
637,270	Jubilant Foodworks Ltd.* (India)	16,531,324

	Retail REITs 0.1%
3,123,995	CapitaMalls Malaysia Trust (Malaysia)	1,809,086

	Specialized Finance 2.2%
8,276,390	Bolsa Mexicana de Valores S.A.B. de C.V. (Mexico)	17,152,139
8,527,000	Chailease Holding Co. Ltd. (Taiwan)	16,086,210

		33,238,349

	Specialty Stores 1.0%
21,921,000	Sa Sa International Holdings Ltd. (Hong Kong)	14,983,016

	Systems Software 1.4%
1,023,800	Totvs S.A. (Brazil)	21,271,601

	Thrifts & Mortgage Finance 2.3%
3,789,600	Gruh Finance Ltd. (India)	14,872,447
3,491,395	LIC Housing Finance Ltd. (India)	18,706,384

		33,578,831

	Trading Companies & Distributors 0.7%
11,996,075	PT Hexindo Adiperkasa Tbk (Indonesia)	10,404,119

	Trucking 1.2%
1,070,100	Tegma Gestao Logistica (Brazil)	17,671,764

	Total Common Stocks (cost $1,185,206,210)	1,416,325,622

	PREFERRED STOCKS 2.1%

	Construction & Farm Machinery & Heavy Trucks 1.3%
3,227,015	Marcopolo S.A. Pfd. (Brazil)	18,867,708

	Footwear 0.8%
1,828,420	Alpargatas S.A. Pfd. (Brazil)	12,855,550

	Total Preferred Stocks (cost $23,529,234)	31,723,258

SEPTEMBER 30, 2012

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.7%

	Repurchase Agreement 2.7%
$40,434,738	Repurchase Agreement dated 9/28/12, 0.01% due 10/1/12 with State Street Bank and Trust Co. collateralized by $30,335,000 of United States Treasury Bonds 4.500% due 08/15/39; value: $41,243,436; repurchase proceeds: $40,434,772 (cost $40,434,738)	$40,434,738

	Total Short-Term Investments (cost $40,434,738)	40,434,738

	Total Investments (cost $1,249,170,182) 100.4%	1,488,483,618

	Liabilities less Other Assets (0.4%)	(6,218,925)

	NET ASSETS 100.0%	$1,482,264,693

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

GDR Global Depositary Receipt.

NVDR Non-Voting Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2012, Wasatch Emerging Markets Small Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	10.3
Chile	2.6
China	3.9
Colombia	1.3
Egypt	0.4
Hong Kong	2.0
India	16.4
Indonesia	9.5
Korea	0.6
Malaysia	3.1
Mexico	1.9
Nigeria	0.9
Peru	1.3
Philippines	6.7
Poland	2.3
Russia	4.8
South Africa	7.7
Taiwan	10.4
Thailand	8.5
Turkey	5.4

TOTAL	100.0%

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 93.2%

	Advertising 0.2%
110,600	Scan Group Ltd. (Kenya)	$75,203

	Air Freight & Logistics 1.2%
727,242	Aramex PJSC (United Arab Emirates)	384,114

	Apparel Retail 2.8%
22,611	Mr Price Group Ltd. (South Africa)	342,875
832,198	Padini Holdings Berhad (Malaysia)	571,770

		914,645

	Auto Parts & Equipment 0.6%
462,773	PT Astra Otoparts Tbk (Indonesia)	187,382

	Automobile Manufacturers 0.4%
8,155	Kolao Holdings (Korea)	126,937

	Brewers 10.0%
296	Brasseries Maroc (Morocco)	63,440
4,973	Carlsberg Brewery Malaysia Berhad, Class B (Malaysia)	18,711
415,108	East African Breweries Ltd. (Kenya)	1,119,283
3,581	Guinness Anchor Berhad (Malaysia)	17,879
72,051	Guinness Ghana Breweries Ltd.* (Ghana)	94,009
283,319	Guinness Nigeria plc (Nigeria)	471,988
403,935	Lion Brewery Ceylon plc (Sri Lanka)	727,348
5,600	Namibia Breweries Ltd. (Namibia)	8,223
866,662	Nigerian Breweries plc (Nigeria)	755,249
6,852	Union de Cervecerias Peruanas Backus y Johnston SAA (Peru)	29,598

		3,305,728

	Building Products 1.6%
102,202	Dynasty Ceramic Public Co. Ltd.*** (Thailand)	168,510
3,454,681	PT Arwana Citramulia Tbk (Indonesia)	364,601

		533,111

	Casinos & Gaming 2.8%
1,658,812	NagaCorp Ltd. (Cambodia)	928,432

	Coal & Consumable Fuels 0.7%
53,700	PT Indo Tambangraya Megah Tbk (Indonesia)	236,516

	Commodity Chemicals 1.1%
30,300	Berger Paints Bangladesh Ltd. (Bangladesh)	187,315
27,000	Paints & Chemical Industries Co. S.A.E. (Egypt)	170,479

		357,794

	Construction Materials 2.8%
116,600	Bamburi Cement Co. Ltd. (Kenya)	233,747
479,505	Diamond Building Products Public Co. Ltd.*** (Thailand)	120,733
1,368,100	Lafarge Republic, Inc. (Philippines)	303,694
171,000	PT Semen Gresik (Persero) Tbk (Indonesia)	258,198

		916,372

	Consumer Finance 0.4%
39,026	Aeon Credit Service M Berhad (Malaysia)	134,321

	Department Stores 0.2%
114,700	PT Mitra Adiperkasa Tbk (Indonesia)	76,706

Shares		Value

	Diversified Banks 6.3%
1,011,300	Barclays Bank of Kenya Ltd. (Kenya)	$173,687
128,075	BBVA Banco Continental S.A. (Peru)	329,864
1,379,400	Equity Bank Ltd. (Kenya)	371,937
53,230	Guaranty Trust Bank plc GDR (Nigeria)	330,026
115,050	MCB Bank Ltd. (Pakistan)	225,479
341,500	PT Bank Rakyat Indonesia (Persero) Tbk (Indonesia)	265,849
3,701,900	Zenith Bank plc (Nigeria)	383,824

		2,080,666

	Food Retail 3.6%
146,872	CP ALL Public Co. Ltd.*** (Thailand)	169,394
178,100	Philippine Seven Corp. (Philippines)	311,670
35,054	Shoprite Holdings Ltd. (South Africa)	710,240

		1,191,304

	Footwear 2.1%
25,700	Bata Shoe Co. Bangladesh Ltd. (Bangladesh)	152,456
110,340	Forus S.A. (Chile)	539,605

		692,061

	General Merchandise Stores 0.1%
5,941	Aeon Co. M Berhad (Malaysia)	21,381

	Health Care Facilities 0.2%
29,715	KPJ Healthcare Berhad (Malaysia)	59,304

	Home Improvement Retail 0.2%
80,606	Ace Hardware Indonesia Tbk (Indonesia)	51,800

	Household Appliances 0.3%
50,250	Singer Bangladesh Ltd. (Bangladesh)	102,790

	Household Products 4.9%
234,600	DSG International Thailand Public Co. Ltd.*** (Thailand)	76,218
6,769	PT Unilever Indonesia Tbk (Indonesia)	18,425
44,770	Unilever Ghana Ltd. (Ghana)	195,894
5,054,167	Unilever Nigeria plc (Nigeria)	1,327,760

		1,618,297

	Human Resource & Employment Services 0.3%
113,740	JobStreet Corp. Berhad (Malaysia)	86,705

	Hypermarkets & Super Centers 1.2%
6,000	Almacenes Exito S.A. (Colombia)	98,298
88	Label Vie* (Morocco)	15,143
3,750	PriceSmart, Inc.	283,950

		397,391

	Industrial Gases 0.7%
36,000	Linde Bangladesh Ltd. (Bangladesh)	235,208

	Integrated Oil & Gas 2.9%
321,300	Ecopetrol S.A. (Colombia)	945,708

	Marine Ports & Services 0.2%
370,600	Asian Terminals, Inc. (Philippines)	82,356

	Metal & Glass Containers 0.8%
76,400	Nampak Ltd. (South Africa)	262,990

	Oil & Gas Exploration & Production 3.4%
67,269	Afren plc* (Nigeria)	152,213
26,204	Gran Tierra Energy, Inc.* (Colombia)	135,475
82,410	Pakistan Oilfields Ltd. (Pakistan)	376,191
18,803	TransGlobe Energy Corp.* (Egypt)	204,640
25,656	Zhaikmunai L.P. GDR (Kazakhstan)	261,691

		1,130,210

SEPTEMBER 30, 2012

Shares		Value

	Oil & Gas Refining & Marketing 1.2%
267,840	Chevron Lubricants Lanka plc (Sri Lanka)	$397,337

	Other Diversified Financial Services 0.4%
4,567	Intergroup Financial Services Corp. (Peru)	148,427

	Packaged Foods & Meats 19.6%
217,533	Alicorp S.A. (Peru)	586,230
4,439,616	Cadbury Nigeria plc* (Nigeria)	677,761
1,756	Centrale Laitiere (Morocco)	268,607
208,197	FAN Milk Ltd. (Ghana)	312,806
113,100	Grupo Herdez S.A.B. de C.V. (Mexico)	291,580
364,531	Juhayna Food Industries (Egypt)	339,613
49,643	Nestlé Lanka plc (Sri Lanka)	479,457
302,001	Nestlé Nigeria plc (Nigeria)	1,096,893
5,426	Nestlé Pakistan Ltd. (Pakistan)	240,253
9,000	Pinar Sut Mamulleri Sanayii A.S. (Turkey)	75,199
369,000	PT Indofood CBP Sukses Makmur Tbk (Indonesia)	244,843
7,737	Tiger Brands Ltd. (South Africa)	254,335
8,166	Unilever Pakistan Ltd. (Pakistan)	835,066
102,308	Universal Robina Corp. (Philippines)	170,697
75,000	Viet Nam Dairy Products JSC (Vietnam)	420,158
29,000	Vinacafe Bien Hoa JSC (Vietnam)	201,341

		6,494,839

	Personal Products 1.0%
12,302	Colgate-Palmolive Pakistan Ltd. (Pakistan)	149,147
41,100	Marico Bangladesh Ltd. (Bangladesh)	188,836

		337,983

	Pharmaceuticals 4.1%
117,535	Abbott Laboratories Pakistan Ltd. (Pakistan)	262,231
46,540	DHG Pharmaceutical JSC (Vietnam)	162,673
26,900	Egyptian International Pharmaceutical Industrial Co. (Egypt)	163,339
2,034,614	GlaxoSmithKline Consumer Nigeria plc* (Nigeria)	465,912
630,500	PT Kalbe Farma Tbk (Indonesia)	309,650

		1,363,805

	Publishing 0.4%
56,105	Nation Media Group Ltd. (Kenya)	142,071

	Restaurants 3.1%
125,735	Kuwait Foods Americana (Kuwait)	715,801
32,852	Oishi Group Public Co. Ltd.*** (Thailand)	222,002
60,485	PT Fastfood Indonesia Tbk (Indonesia)	81,690

		1,019,493

	Soft Drinks 2.9%
34,760	Coca-Cola Icecek A.S. (Turkey)	650,570
3,295,773	Pepsi-Cola Products Philippines, Inc.* (Philippines)	319,188

		969,758

	Specialized Finance 0.8%
5,095,365	Bolsa de Valores de Colombia (Colombia)	83,477
73,500	Bolsa Mexicana de Valores S.A.B. de C.V. (Mexico)	152,323
1,825	Philippine Stock Exchange, Inc. (Philippines)	16,406

		252,206

	Tobacco 7.0%
59,600	British American Tobacco Bangladesh Co. Ltd. (Bangladesh)	529,275
152,628	British American Tobacco Kenya Ltd. (Kenya)	769,402
187,621	Ceylon Tobacco Co. plc (Sri Lanka)	1,013,161

		2,311,838

Shares		Value

	Wireless Telecommunication Services 0.7%
12,698	MTN Group Ltd. (South Africa)	$244,853

	Total Common Stocks (cost $27,177,502)	30,818,042

Principal Amount		Value

	SHORT-TERM INVESTMENTS 4.3%

	Repurchase Agreement 4.3%
$1,416,788	Repurchase Agreement dated 9/28/12, 0.01% due 10/1/12 with State Street Bank and Trust Co. collateralized by $1,065,000 of United States Treasury Bonds 4.500% due 8/15/39; value: $1,447,973; repurchase proceeds: $1,416,789 (cost $1,416,788)	$1,416,788

	Total Short-Term Investments (cost $1,416,788)	1,416,788

	Total Investments (cost $28,594,290) 97.5%	32,234,830

	Other Assets less Liabilities 2.5%	810,419

	NET ASSETS 100.0%	$33,045,249

	*Non-income producing. ***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15). GDR Global Depositary Receipt. See Notes to Financial Statements.

At September 30, 2012, Wasatch Frontier Emerging Small Countries Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Bangladesh	4.5
Cambodia	3.0
Chile	1.8
Colombia	4.1
Egypt	2.8
Ghana	2.0
Indonesia	6.8
Kazakhstan	0.8
Kenya	9.4
Korea	0.4
Kuwait	2.3
Malaysia	3.0
Mexico	1.4
Morocco	1.1
Namibia	<0.1
Nigeria	18.4
Pakistan	6.8
Peru	3.6
Philippines	3.9
South Africa	5.9
Sri Lanka	8.5
Thailand	2.5
Turkey	2.4
United Arab Emirates	1.2
United States	0.9
Vietnam	2.5

TOTAL	100.0%

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 101.3%

	Advertising 1.5%
138,619	REA Group Ltd. (Australia)	$2,254,101

	Apparel Retail 0.9%
87,240	Mr Price Group Ltd. (South Africa)	1,322,914

	Apparel, Accessories & Luxury Goods 1.7%
42,300	Gerry Weber International AG (Germany)	1,749,841
42,300	Salvatore Ferragamo Italia S.p.A. (Italy)	880,905

		2,630,746

	Application Software 1.6%
23,410	Ultimate Software Group, Inc.*	2,390,161

	Asset Management & Custody Banks 4.9%
467,400	Aberdeen Asset Management plc (United Kingdom)	2,348,486
13,902	Affiliated Managers Group, Inc.*	1,709,946
135,880	CETIP S.A. — Mercados Organizados (Brazil)	1,783,352
7,996	Partners Group Holding AG (Switzerland)	1,665,319

		7,507,103

	Automotive Retail 0.5%
22,275	Monro Muffler Brake, Inc.	783,857

	Biotechnology 1.8%
416,601	Abcam plc (United Kingdom)	2,703,183

	Casinos & Gaming 0.9%
2,596,800	NagaCorp Ltd. (Cambodia)	1,453,420

	Catalog Retail 0.5%
7,000	Hyundai Home Shopping Network Corp. (Korea)	755,786

	Coal & Consumable Fuels 0.6%
504,500	PT Tambang Batubara Bukit Asam (Persero) Tbk (Indonesia)	854,013

	Commercial Printing 1.0%
118,516	InnerWorkings, Inc.*	1,543,078

	Commodity Chemicals 1.5%
395,600	Castrol India Ltd. (India)	2,336,699

	Construction & Engineering 1.0%
216,015	Kentz Corp. Ltd. (United Kingdom)	1,503,348

	Construction Materials 2.0%
641,000	PT Indocement Tunggal Prakarsa Tbk (Indonesia)	1,363,046
1,137,000	PT Semen Gresik (Persero) Tbk (Indonesia)	1,716,787

		3,079,833

	Consumer Finance 2.9%
74,840	DFC Global Corp.*	1,283,506
26,150	First Cash Financial Services, Inc.*	1,203,161
120,002	Mahindra & Mahindra Financial Services Ltd. (India)	2,045,233

		4,531,900

	Data Processing & Outsourced Services 3.2%
25,600	Syntel, Inc.	1,597,696
145,491	Wirecard AG (Germany)	3,344,281

		4,941,977

	Department Stores 0.7%
1,700,000	PT Mitra Adiperkasa Tbk (Indonesia)	1,136,886

Shares		Value

	Distributors 0.9%
71,938	LKQ Corp.*	$1,330,853

	Diversified Banks 2.5%
473,835	Security Bank Corp. (Philippines)	1,862,853
279,497	Yes Bank Ltd. (India)	2,030,851

		3,893,704

	Diversified Support Services 2.9%
85,562	Copart, Inc.*	2,372,634
20,488	Portfolio Recovery Associates, Inc.*	2,139,562

		4,512,196

	Drug Retail 1.2%
258,500	Clicks Group Ltd. (South Africa)	1,800,815

	Electrical Components & Equipment 0.9%
38,904	Polypore International, Inc.*	1,375,256

	Electronic Equipment & Instruments 1.3%
87,788	Oxford Instruments plc (United Kingdom)	1,949,562

	Environmental & Facilities Services 0.9%
55,555	Tetra Tech, Inc.*	1,458,874

	Footwear 0.8%
66,170	Bata India Ltd. (India)	1,226,300

	General Merchandise Stores 0.9%
28,104	Dollar Tree, Inc.*	1,356,721

	Gold 1.5%
104,030	Koza Altin Isletmeleri A.S. (Turkey)	2,236,768

	Health Care Equipment 2.2%
79,000	AtriCure, Inc.*	587,760
216,708	Elekta AB, Class B (Sweden)	2,865,132

		3,452,892

	Health Care Facilities 1.5%
587,735	Life Healthcare Group Holdings Ltd. (South Africa)	2,245,977

	Health Care Services 3.4%
11,580	Catamaran Corp.* (Canada)	1,134,493
23,752	CorVel Corp.*	1,062,902
40,450	IPC The Hospitalist Co., Inc.*	1,848,565
14,900	MEDNAX, Inc.*	1,109,305

		5,155,265

	Health Care Technology 2.2%
22,500	athenahealth, Inc.*	2,064,825
22,410	Computer Programs and Systems, Inc.	1,244,875

		3,309,700

	Home Improvement Retail 1.2%
2,850,000	Ace Hardware Indonesia Tbk (Indonesia)	1,831,505

	Hypermarkets & Super Centers 1.0%
21,000	PriceSmart, Inc.	1,590,120

	Industrial Machinery 5.0%
32,370	Andritz AG (Austria)	1,834,965
31,170	Graco, Inc.	1,567,228
39,255	IDEX Corp.	1,639,681
72,855	Rotork plc (United Kingdom)	2,662,828

		7,704,702

	Internet Retail 1.9%
99,080	MakeMyTrip Ltd.* (India)	1,687,332
101,731	Yoox S.p.A.* (Italy)	1,303,331

		2,990,663

SEPTEMBER 30, 2012

Shares		Value

	Internet Software & Services 2.5%
46,365	Akamai Technologies, Inc.*	$1,773,925
121,768	Envestnet, Inc.*	1,424,686
20,415	Vistaprint N.V.*	697,172

		3,895,783

	Leisure Facilities 1.2%
40,380	Life Time Fitness, Inc.*	1,846,981

	Life & Health Insurance 1.0%
236,465	Discovery Holdings Ltd. (South Africa)	1,579,574

	Life Sciences Tools & Services 2.0%
41,835	Covance, Inc.*	1,953,276
15,490	Techne Corp.	1,114,351

		3,067,627

	Marine Ports & Services 2.4%
1,220,507	International Container Terminal Services, Inc. (Philippines)	2,059,779
110,400	Santos Brasil Participacoes S.A.** (Brazil)	1,579,672

		3,639,451

	Oil & Gas Equipment & Services 2.2%
6,900	Core Laboratories N.V.	838,212
28,950	ShawCor Ltd., Class A (Canada)	1,256,763
38,700	TGS-NOPEC Geophysical Co. ASA (Norway)	1,263,036

		3,358,011

	Oil & Gas Exploration & Production 3.9%
486,000	Afren plc* (Nigeria)	1,099,698
100,000	Coastal Energy Co.* (Thailand)	1,859,330
202,252	Gran Tierra Energy, Inc.* (Colombia)	1,045,643
96,700	Premier Oil plc* (United Kingdom)	560,530
144,133	Zhaikmunai L.P. GDR (Kazakhstan)	1,470,157

		6,035,358

	Packaged Foods & Meats 1.3%
33,629	GlaxoSmithKline Consumer Healthcare Ltd. (India)	1,924,845

	Real Estate Operating Companies 1.6%
83,500	Multiplan Empreendimentos Imobiliarios S.A. (Brazil)	2,459,166

	Regional Banks 0.7%
15,265	Signature Bank*	1,023,976

	Research & Consulting Services 2.1%
178,675	ALS Ltd. (Australia)	1,594,752
17,504	IHS, Inc., Class A*	1,704,015

		3,298,767

	Restaurants 1.8%
14,028	Peet’s Coffee & Tea, Inc.*	1,028,813
103,600	Toridoll.corp (Japan)	1,681,112

		2,709,925

	Semiconductors 3.2%
28,534	Hittite Microwave Corp.*	1,582,781
43,000	Microchip Technology, Inc.	1,407,820
65,700	Power Integrations, Inc.	1,999,251

		4,989,852

	Specialized Finance 0.6%
47,000	CRISIL Ltd. (India)	855,437

Shares		Value

	Specialty Stores 2.6%
6,169	Five Below, Inc.*	$241,085
34,618	Hibbett Sports, Inc.*	2,058,040
2,432,000	Sa Sa International Holdings Ltd. (Hong Kong)	1,662,273

		3,961,398

	Systems Software 3.0%
49,279	OPNET Technologies, Inc.	1,678,935
29,201	Sourcefire, Inc.*	1,431,725
75,100	Totvs S.A. (Brazil)	1,560,361

		4,671,021

	Thrifts & Mortgage Finance 1.2%
339,030	LIC Housing Finance Ltd. (India)	1,816,473

	Trading Companies & Distributors 4.4%
162,179	MonotaRO Co. Ltd. (Japan)	4,444,968
33,870	MSC Industrial Direct Co., Inc., Class A	2,284,870

		6,729,838

	Trucking 4.2%
26,700	J.B. Hunt Transport Services, Inc.	1,389,468
150,940	Knight Transportation, Inc.	2,158,442
51,352	Old Dominion Freight Line, Inc.*	1,548,776
85,700	Tegma Gestao Logistica (Brazil)	1,415,261

		6,511,947

	Total Common Stocks (cost $114,197,139)	155,526,308

	WARRANTS 0.0%

	Health Care Equipment 0.0%
40,000	Cardica, Inc., expiring 9/29/14* *** †	2,400

	Restaurants 0.0%
29,600	KFC Holdings Malaysia Berhad, expiring 9/14/15* (Malaysia)	9,200

	Total Warrants (cost $5,000)	11,600

	Total Investments (cost $114,202,139) 101.3%	155,537,908

	Liabilities less Other Assets (1.3%)	(1,955,946)

	NET ASSETS 100.0%	$153,581,962

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

GDR Global Depositary Receipt.

See Notes to Financial Statements.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Schedule of Investments (continued)	SEPTEMBER 30, 2012

At September 30, 2012, Wasatch Global Opportunities Fund’s investments were in the following countries:

Country	%
Australia	2.5
Austria	1.2
Brazil	5.7
Cambodia	0.9
Canada	1.5
Colombia	0.7
Germany	3.3
Hong Kong	1.1
India	9.0
Indonesia	4.4
Italy	1.4
Japan	3.9
Kazakhstan	1.0
Korea	0.5
Malaysia	<0.1
Nigeria	0.7
Norway	0.8
Philippines	2.5
South Africa	4.5
Sweden	1.8
Switzerland	1.1
Thailand	1.2
Turkey	1.4
United Kingdom	7.5
United States	41.4

TOTAL	100.0%

WASATCH HERITAGE GROWTH FUND (WAHGX) — Schedule of Investments	SEPTEMBER 30, 2012

Shares		Value

	COMMON STOCKS 93.1%

	Aerospace & Defense 1.9%
15,030	TransDigm Group, Inc.*	$2,132,306

	Air Freight & Logistics 3.3%
25,563	CH Robinson Worldwide, Inc.	1,496,714
61,612	Expeditors International of Washington, Inc.	2,240,212

		3,736,926

	Apparel Retail 3.9%
49,953	Ross Stores, Inc.	3,226,964
31,343	Urban Outfitters, Inc.*	1,177,243

		4,404,207

	Application Software 3.0%
45,279	ANSYS, Inc.*	3,323,479

	Asset Management & Custody Banks 5.2%
109,054	CETIP S.A. — Mercados Organizados (Brazil)	1,431,275
84,665	SEI Investments Co.	1,816,064
40,174	T. Rowe Price Group, Inc.	2,543,014

		5,790,353

	Automobile Manufacturers 1.3%
47,799	Tesla Motors, Inc.*	1,399,555

	Automotive Retail 0.7%
10,016	O’Reilly Automotive, Inc.*	837,538

	Communications Equipment 2.6%
14,472	F5 Networks, Inc.*	1,515,218
58,715	Riverbed Technology, Inc.*	1,366,298

		2,881,516

	Data Processing & Outsourced Services 2.7%
21,369	Alliance Data Systems Corp.*	3,033,330

	Distributors 2.9%
172,816	LKQ Corp.*	3,197,096

	Diversified Support Services 3.5%
142,057	Copart, Inc.*	3,939,241

	Electrical Components & Equipment 2.2%
68,339	Polypore International, Inc.*	2,415,784

	Electronic Components 3.6%
68,390	Amphenol Corp., Class A	4,026,803

	Electronic Manufacturing Services 1.2%
24,088	IPG Photonics Corp.*	1,380,242

	Environmental & Facilities Services 1.1%
14,058	Stericycle, Inc.*	1,272,530

	Health Care Equipment 2.0%
53,062	St. Jude Medical, Inc.	2,235,502

	Health Care Services 2.6%
29,331	Catamaran Corp.* (Canada)	2,873,558

	Health Care Supplies 1.0%
31,155	Align Technology, Inc.*	1,151,800

	Industrial Machinery 1.9%
52,177	IDEX Corp.	2,179,433

Shares		Value

	IT Consulting & Other Services 5.5%
88,205	Cognizant Technology Solutions Corp., Class A*	$6,167,294

	Leisure Facilities 1.0%
25,474	Life Time Fitness, Inc.*	1,165,181

	Life Sciences Tools & Services 1.8%
42,675	Covance, Inc.*	1,992,496

	Oil & Gas Equipment & Services 3.6%
22,870	CARBO Ceramics, Inc.	1,438,981
21,140	Core Laboratories N.V.	2,568,087

		4,007,068

	Oil & Gas Exploration & Production 4.1%
266,025	SandRidge Energy, Inc.*	1,854,194
123,678	Ultra Petroleum Corp.*	2,718,443

		4,572,637

	Personal Products 2.1%
50,289	Herbalife Ltd.	2,383,699

	Regional Banks 2.4%
40,344	Signature Bank*	2,706,275

	Research & Consulting Services 4.2%
47,893	IHS, Inc., Class A*	4,662,384

	Restaurants 2.9%
62,830	Tim Hortons, Inc. (Canada)	3,269,045

	Semiconductors 6.6%
38,309	Altera Corp.	1,301,931
36,326	Linear Technology Corp.	1,156,983
97,141	Microchip Technology, Inc.	3,180,396
47,627	Silicon Laboratories, Inc.*	1,750,769

		7,390,079

	Specialized Finance 5.2%
18,784	IntercontinentalExchange, Inc.*	2,505,973
52,435	MSCI, Inc., Class A*	1,876,649
405,779	Power Finance Corp. Ltd. (India)	1,454,019

		5,836,641

	Trading Companies & Distributors 4.7%
77,181	MSC Industrial Direct Co., Inc., Class A	5,206,630

	Trucking 1.7%
37,154	J.B. Hunt Transport Services, Inc.	1,933,494

	Wireless Telecommunication Services 0.7%
93,945	NII Holdings, Inc.*	737,468

	Total Common Stocks (cost $83,842,794)	104,241,590

WASATCH HERITAGE GROWTH FUND (WAHGX) — Schedule of Investments (continued)	SEPTEMBER 30, 2012

Principal Amount		Value

	SHORT-TERM INVESTMENTS 7.0%

	Repurchase Agreement 7.0%
$7,801,469	Repurchase Agreement dated 9/28/12, 0.01% due 10/1/12 with State Street Bank and Trust Co. collateralized by $5,855,000 of United States Treasury Bonds 4.500% due 8/15/39; value: $7,960,452; repurchase proceeds: $7,801,476 (cost $7,801,469)	$7,801,469

	Total Short-Term Investments (cost $7,801,469)	7,801,469

	Total Investments (cost $91,644,263) 100.1%	112,043,059

	Liabilities less Other Assets (0.1%)	(90,757)

	NET ASSETS 100.0%	$111,952,302

	*Non-income producing. See Notes to Financial Statements.

At September 30, 2012, Wasatch Heritage Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	1.4
Canada	5.9
India	1.4
United States	91.3

TOTAL	100.0%

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Schedule of Investments	SEPTEMBER 30, 2012

Shares		Value

	COMMON STOCKS 95.4%

	Advertising 1.6%
418,146	REA Group Ltd. (Australia)	$6,799,525

	Apparel Retail 1.7%
163,120	Cia. Hering (Brazil)	3,688,560
310,160	Truworths International Ltd. (South Africa)	3,509,083

		7,197,643

	Apparel, Accessories & Luxury Goods 1.8%
204,133	Salvatore Ferragamo Italia S.p.A. (Italy)	4,251,108
5,686,627	Trinity Ltd. (China)	3,806,143

		8,057,251

	Application Software 1.4%
317,062	Computer Modelling Group Ltd. (Canada)	6,227,399

	Asset Management & Custody Banks 3.7%
1,369,519	Aberdeen Asset Management plc (United Kingdom)	6,881,249
332,875	CETIP S.A. — Mercados Organizados (Brazil)	4,368,805
22,589	Partners Group Holding AG (Switzerland)	4,704,589

		15,954,643

	Automotive Retail 0.9%
385,085	ARB Corp. Ltd. (Australia)	3,905,195

	Biotechnology 2.2%
1,492,453	Abcam plc (United Kingdom)	9,684,022

	Casinos & Gaming 3.9%
1,893,069	Galaxy Entertainment Group Ltd.* (Hong Kong)	6,371,915
11,454,253	NagaCorp Ltd. (Cambodia)	6,410,907
2,011,947	SJM Holdings Ltd. (Hong Kong)	4,369,398

		17,152,220

	Catalog Retail 0.6%
23,355	Hyundai Home Shopping Network Corp. (Korea)	2,521,628

	Coal & Consumable Fuels 1.9%
975,245	PT Indo Tambangraya Megah Tbk (Indonesia)	4,295,358
2,397,985	PT Tambang Batubara Bukit Asam (Persero) Tbk (Indonesia)	4,059,285

		8,354,643

	Commodity Chemicals 0.1%
103,010	TSRC Corp. (Taiwan)	228,415

	Construction & Engineering 1.0%
600,153	Kentz Corp. Ltd. (United Kingdom)	4,176,742

	Construction Materials 2.7%
2,946,071	PT Indocement Tunggal Prakarsa Tbk (Indonesia)	6,264,634
3,736,935	PT Semen Gresik (Persero) Tbk (Indonesia)	5,642,498

		11,907,132

	Consumer Finance 1.9%
481,100	Mahindra & Mahindra Financial Services Ltd. (India)	8,199,542

Shares		Value

	Data Processing & Outsourced Services 2.6%
487,591	Wirecard AG (Germany)	$11,207,850

	Department Stores 1.8%
105,600	Lojas Renner S.A. (Brazil)	3,537,802
561,489	Woolworths Holdings Ltd. (South Africa)	4,108,217

		7,646,019

	Distributors 0.6%
2,717,607	Dah Chong Hong Holdings Ltd. (China)	2,474,311

	Diversified Banks 3.4%
2,019,000	Metropolitan Bank & Trust (Philippines)	4,476,987
6,196,519	PT Bank Tabungan Pensiunan Nasional Tbk* (Indonesia)	3,399,344
1,805,103	Security Bank Corp. (Philippines)	7,096,653

		14,972,984

	Drug Retail 1.3%
499,940	Clicks Group Ltd. (South Africa)	3,482,783
25,100	Cosmos Pharmaceutical Corp. (Japan)	2,304,905

		5,787,688

	Electronic Equipment & Instruments 3.0%
722,915	Halma plc (United Kingdom)	4,949,369
369,967	Oxford Instruments plc (United Kingdom)	8,216,085

		13,165,454

	Fertilizers & Agricultural Chemicals 0.7%
220,169	Phosagro OAO GDR (Russia)	2,952,466

	Food Retail 1.0%
102,270	BIM Birlesik Magazalar A.S. (Turkey)	4,272,525

	Gold 2.6%
259,500	Alamos Gold, Inc. (Canada)	5,044,037
288,789	Koza Altin Isletmeleri A.S. (Turkey)	6,209,305

		11,253,342

	Health Care Equipment 2.9%
940,107	Elekta AB, Class B (Sweden)	12,429,308

	Health Care Technology 2.5%
393,944	EMIS Group plc (United Kingdom)	5,121,882
2,922	M3, Inc. (Japan)	5,549,854

		10,671,736

	Hypermarkets & Super Centers 2.2%
806,760	Big C Supercenter Public Co. Ltd.*** (Thailand)	4,901,368
61,000	PriceSmart, Inc.	4,618,920

		9,520,288

	Industrial Machinery 4.1%
100,672	Andritz AG (Austria)	5,706,815
337,129	Rotork plc (United Kingdom)	12,321,963

		18,028,778

	Internet Retail 2.9%
173,889	ASOS plc* (United Kingdom)	6,170,230
205,656	Start Today Co. Ltd. (Japan)	2,949,984
287,401	Yoox S.p.A.* (Italy)	3,682,050

		12,802,264

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Schedule of Investments (continued)

Shares		Value

	Internet Software & Services 2.9%
812,290	carsales.com Ltd. (Australia)	$6,541,074
165,676	Kakaku.com, Inc. (Japan)	6,231,947

		12,773,021

	Life & Health Insurance 1.2%
1,015,816	Bangkok Life Assurance Public Co. Ltd. NVDR (Thailand)	1,452,109
539,825	Discovery Holdings Ltd. (South Africa)	3,606,002

		5,058,111

	Marine Ports & Services 2.1%
3,652,822	International Container Terminal Services, Inc. (Philippines)	6,164,657
219,200	Santos Brasil Participacoes S.A.** (Brazil)	3,136,450

		9,301,107

	Multi-Sector Holdings 2.5%
10,033,880	First Pacific Co. Ltd. (Hong Kong)	10,895,421

	Oil & Gas Drilling 1.0%
130,800	Eurasia Drilling Co. Ltd., GDR (Russia)	4,316,400

	Oil & Gas Equipment & Services 3.6%
32,975	Core Laboratories N.V.	4,005,803
117,740	ShawCor Ltd., Class A (Canada)	5,111,268
200,104	TGS-NOPEC Geophysical Co. ASA (Norway)	6,530,714

		15,647,785

	Oil & Gas Exploration & Production 4.3%
1,782,000	Afren plc* (Nigeria)	4,032,228
215,923	Coastal Energy Co.* (Thailand)	4,014,721
528,422	Gran Tierra Energy, Inc.* (Colombia)	2,731,942
668,396	Premier Oil plc* (United Kingdom)	3,874,418
409,337	Zhaikmunai L.P. GDR (Kazakhstan)	4,175,237

		18,828,546

	Packaged Foods & Meats 1.5%
7,499,227	Vitasoy International Holdings Ltd. (Hong Kong)	6,528,047

	Personal Products 1.5%
500,470	Godrej Consumer Products Ltd. (India)	6,347,795

	Pharmaceuticals 1.0%
9,199,540	PT Kalbe Farma Tbk (Indonesia)	4,518,060

	Publishing 1.6%
267,651	Rightmove plc (United Kingdom)	6,778,196

	Real Estate Operating Companies 1.7%
250,000	Multiplan Empreendimentos Imobiliarios S.A. (Brazil)	7,362,773

	Research & Consulting Services 0.9%
459,345	ALS Ltd. (Australia)	4,099,854

	Restaurants 1.6%
421,204	Toridoll.corp (Japan)	6,834,855

	Soft Drinks 1.3%
291,939	Coca-Cola Icecek A.S. (Turkey)	5,463,947

	Specialized Finance 0.5%
273,400	Oslo Bors VPS Holding ASA (Norway)	2,387,064

Shares		Value

	Specialty Stores 2.7%
2,237,907	L’Occitane International S.A. (Luxembourg)	$5,916,418
8,547,030	Sa Sa International Holdings Ltd. (Hong Kong)	5,841,900

		11,758,318

	Thrifts & Mortgage Finance 2.5%
1,383,955	Gruh Finance Ltd. (India)	5,431,390
1,007,833	LIC Housing Finance Ltd. (India)	5,399,822

		10,831,212

	Trading Companies & Distributors 4.0%
506,957	MonotaRO Co. Ltd. (Japan)	13,894,569
475,926	Seven Group Holdings Ltd. (Australia)	3,367,618

		17,262,187

	Total Common Stocks (cost $312,939,951)	414,543,712

Principal Amount		Value
	SHORT-TERM INVESTMENTS 4.1%

	Repurchase Agreement 4.1%
$17,951,553	Repurchase Agreement dated 9/28/12, 0.01% due 10/1/12 with State Street Bank and Trust Co. collateralized by $13,470,000 of United States Treasury Bonds 4.500% due 8/15/39; value: $18,313,799; repurchase proceeds: $17,951,568 (cost $17,951,553)	$17,951,553

	Total Short-Term Investments (cost $17,951,553)	17,951,553

	Total Investments (cost $330,891,504) 99.5%	432,495,265

	Other Assets less Liabilities 0.5%	2,329,052

	NET ASSETS 100.0%	$434,824,317

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

GDR Global Depositary Receipt.

NVDR Non-Voting Depositary Receipt.

See Notes to Financial Statements.

SEPTEMBER 30, 2012

At September 30, 2012, Wasatch International Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	6.0
Austria	1.4
Brazil	5.3
Cambodia	1.5
Canada	4.0
China	1.5
Colombia	0.7
Germany	2.7
Hong Kong	8.2
India	6.1
Indonesia	6.8
Italy	1.9
Japan	9.1
Kazakhstan	1.0
Korea	0.6
Luxembourg	1.4
Nigeria	1.0
Norway	2.2
Philippines	4.3
Russia	1.8
South Africa	3.5
Sweden	3.0
Switzerland	1.1
Taiwan	0.1
Thailand	2.5
Turkey	3.8
United Kingdom	16.4
United States	2.1

TOTAL	100.0%

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 97.1%

	Apparel Retail 0.9%
2,435,225	Padini Holdings Berhad (Malaysia)	$1,673,147

	Apparel, Accessories & Luxury Goods 4.3%
36,908	Gerry Weber International AG (Germany)	1,526,788
36,300	Page Industries Ltd. (India)	2,202,294
515,100	Restoque Comercio e Confeccoes de Roupas S.A. (Brazil)	2,325,479
163,206	Ted Baker plc (United Kingdom)	2,369,709

		8,424,270

	Application Software 2.8%
163,000	Computer Modelling Group Ltd. (Canada)	3,201,475
1,539,295	Technology One Ltd. (Australia)	2,183,186

		5,384,661

	Auto Parts & Equipment 1.1%
69,407	WABCO India Ltd. (India)	2,171,231

	Biotechnology 2.1%
614,468	Abcam plc (United Kingdom)	3,987,075

	Brewers 1.9%
362,475	Carlsberg Brewery Malaysia Berhad (Malaysia)	1,363,802
102,990	Olvi Oyj, Class A (Finland)	2,404,439

		3,768,241

	Building Products 0.9%
1,069,151	Dynasty Ceramic Public Co. Ltd.*** (Thailand)	1,762,814

	Catalog Retail 0.8%
14,240	Hyundai Home Shopping Network Corp. (Korea)	1,537,486

	Coal & Consumable Fuels 0.6%
3,842,115	PT Resource Alam Indonesia Tbk (Indonesia)	1,194,388

	Commodity Chemicals 3.0%
1,224,627	Berger Paints India Ltd. (India)	3,423,476
130,700	Tikkurila Oyj (Finland)	2,486,485

		5,909,961

	Construction & Engineering 1.2%
190,615	Kentz Corp. Ltd. (United Kingdom)	1,326,578
144,478	Lycopodium Ltd. (Australia)	929,242

		2,255,820

	Construction & Farm Machinery & Heavy Trucks 1.1%
48,845	Eicher Motors Ltd. (India)	2,185,500

	Construction Materials 0.9%
6,997,973	Diamond Building Products Public Co. Ltd.*** (Thailand)	1,761,998

	Data Processing & Outsourced Services 2.9%
80,000	GMO Payment Gateway, Inc. (Japan)	1,449,795
183,361	Wirecard AG (Germany)	4,214,767

		5,664,562

	Department Stores 2.1%
517,057	Parkson Retail Asia Ltd.* (Malaysia)	611,527
5,159,900	PT Mitra Adiperkasa Tbk (Indonesia)	3,450,717

		4,062,244

	Diversified Banks 2.5%
4,170,000	EastWest Banking Corp.* (Philippines)	2,289,177
5,922,575	South Indian Bank Ltd. (India)	2,560,142

		4,849,319

Shares		Value

	Diversified Metals & Mining 0.6%
702,700	Imdex Ltd. (Australia)	$1,197,430

	Diversified Support Services 0.5%
256,000	Vicom Ltd. (Singapore)	1,021,077

	Drug Retail 1.8%
37,353	Cosmos Pharmaceutical Corp. (Japan)	3,430,085

	Electrical Components & Equipment 1.4%
648,140	Amara Raja Batteries Ltd. (India)	2,681,895

	Electronic Equipment & Instruments 1.6%
143,460	Oxford Instruments plc (United Kingdom)	3,185,904

	Environmental & Facilities Services 1.0%
465,656	RPS Group plc (United Kingdom)	1,872,681

	Food Retail 3.6%
1,609,000	Philippine Seven Corp. (Philippines)	2,815,701
3,230,000	PT Sumber Alfaria Trijaya Tbk (Indonesia)	1,856,322
75,942	Rami Levi Chain Stores Hashikma Marketing 2006 Ltd. (Israel)	2,325,942

		6,997,965

	Footwear 1.3%
139,320	Bata India Ltd. (India)	2,581,957

	Gold 1.5%
139,704	Koza Altin Isletmeleri A.S. (Turkey)	3,003,801

	Health Care Facilities 2.7%
1,719,730	KPJ Healthcare Berhad (Malaysia)	3,432,146
958,205	Raffles Medical Group Ltd. (Singapore)	1,899,215

		5,331,361

	Health Care Supplies 0.9%
19,706	Sartorius Stedim Biotech (France)	1,774,094

	Heavy Electrical Equipment 0.6%
216,583	TD Power Systems Ltd. (India)	1,116,894

	Home Improvement Retail 0.9%
93,613	Cashbuild Ltd. (South Africa)	1,746,417

	Household Appliances 1.3%
35,400	TTK Prestige Ltd. (India)	2,495,349

	Hypermarkets & Super Centers 1.0%
2,822,900	Puregold Price Club, Inc. (Philippines)	2,009,832

	Industrial Machinery 1.9%
61,700	FAG Bearings India Ltd. (India)	2,105,427
132,047	SKF India Ltd. (India)	1,668,581

		3,774,008

	Internet Retail 2.8%
864,000	Webjet Ltd. (Australia)	3,671,752
140,869	Yoox S.p.A.* (Italy)	1,804,749

		5,476,501

	Internet Software & Services 2.5%
76,000	Kakaku.com, Inc. (Japan)	2,858,760
354,930	PChome Online, Inc. (Taiwan)	2,009,940

		4,868,700

	IT Consulting & Other Services 2.6%
612,325	EOH Holdings Ltd. (South Africa)	2,874,263
15,625,000	PT Astra Graphia Tbk (Indonesia)	2,253,135

		5,127,398

	Marine Ports & Services 0.3%
222,475	Veripos, Inc.* (Norway)	621,580

SEPTEMBER 30, 2012

Shares		Value

	Metal & Glass Containers 1.0%
119,158	Winpak Ltd. (Canada)	$1,900,420

	Office Services & Supplies 1.0%
92,804	Adel Kalemcilik Ticaret ve Sanayi AS (Turkey)	1,866,160

	Oil & Gas Equipment & Services 0.5%
361,200	Electromagnetic GeoServices AS* (Norway)	886,175

	Oil & Gas Exploration & Production 3.4%
766,591	Afren plc* (Nigeria)	1,734,607
99,210	Coastal Energy Co.* (Thailand)	1,844,641
269,711	Gran Tierra Energy, Inc.* (Colombia)	1,394,406
149,050	TransGlobe Energy Corp.* (Egypt)	1,622,168

		6,595,822

	Oil & Gas Refining & Marketing 1.2%
10,519	Hankook Shell Oil Co. Ltd. (Korea)	2,280,927

	Packaged Foods & Meats 10.2%
869,300	Grupo Herdez S.A.B. de C.V. (Mexico)	2,241,121
1,253,000	Petra Foods Ltd. (Singapore)	2,503,956
183,660	Pinar Sut Mamulleri Sanayii A.S. (Turkey)	1,534,549
4,799,000	PT Nippon Indosari Corpindo Tbk (Indonesia)	2,883,412
832,415	Standard Foods Corp. (Taiwan)	2,308,675
2,813,000	Super Group Ltd. (Singapore)	5,024,853
3,743,120	Vitasoy International Holdings Ltd. (Hong Kong)	3,258,371

		19,754,937

	Photographic Products 0.6%
14,147,500	PT Modern Internasional Tbk* (Indonesia)	1,093,955

	Regional Banks 0.7%
345,400	Banregio Grupo Financiero S.A.B. de C.V. (Mexico)	1,304,263

	Research & Consulting Services 2.7%
125,187	eClerx Services Ltd. (India)	1,828,141
69,600	Nihon M&A Center, Inc. (Japan)	2,017,223
651,301	Sporton International, Inc. (Taiwan)	1,459,753

		5,305,117

	Restaurants 5.3%
313,067	Domino’s Pizza Enterprises Ltd. (Australia)	3,389,544
271,057	Famous Brands Ltd. (South Africa)	2,365,259
389,072	Spur Corp. Ltd. (South Africa)	1,030,226
222,595	Toridoll.corp (Japan)	3,612,037

		10,397,066

	Soft Drinks 1.4%
28,383,332	Pepsi-Cola Products Philippines, Inc.* (Philippines)	2,748,859

	Specialized Finance 0.8%
174,495	Oslo Bors VPS Holding ASA (Norway)	1,523,521

	Specialty Chemicals 1.2%
673,719	DuluxGroup Ltd. (Australia)	2,310,091

	Tires & Rubber 0.6%
199,183	Goodyear India Ltd. (India)	1,194,267

	Tobacco 0.9%
26,488	Godfrey Phillips India Ltd. (India)	1,760,175

	Trading Companies & Distributors 4.7%
33,727	Indutrade AB (Sweden)	1,002,334
215,420	MonotaRO Co. Ltd. (Japan)	5,904,185
2,507,500	PT Hexindo Adiperkasa Tbk (Indonesia)	2,174,739

		9,081,258

Shares		Value

	Trucking 1.0%
113,766	Tegma Gestao Logistica (Brazil)	$1,878,746

	Total Common Stocks (cost $148,752,386)	188,789,405

Principal Amount		Value
	SHORT-TERM INVESTMENTS 4.0%

	Repurchase Agreement 4.0%
$7,818,066	Repurchase Agreement dated 9/28/12, 0.01% due 10/1/12 with State Street Bank and Trust Co. collateralized by $5,870,000 of United States Treasury Bonds 4.500% due 8/15/39; value: $7,980,846; repurchase proceeds: $ 7,818,073 (cost $7,818,066)	$7,818,066

	Total Short-Term Investments (cost $7,818,066)	7,818,066

	Total Investments (cost $156,570,452) 101.1%	196,607,471

	Liabilities less Other Assets (1.1%)	(2,044,243)

	NET ASSETS 100.0%	$194,563,228

	*Non-income producing. ***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15). See Notes to Financial Statements.

At September 30, 2012, Wasatch International Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	7.3
Brazil	2.2
Canada	2.7
Colombia	0.7
Egypt	0.9
Finland	2.6
France	0.9
Germany	3.0
Hong Kong	1.7
India	15.9
Indonesia	7.9
Israel	1.2
Italy	1.0
Japan	10.2
Korea	2.0
Malaysia	3.8
Mexico	1.9
Nigeria	0.9
Norway	1.6
Philippines	5.2
Singapore	5.5
South Africa	4.3
Sweden	0.5
Taiwan	3.1
Thailand	2.8
Turkey	3.4
United Kingdom	6.8

TOTAL	100.0%

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 96.7%

	Aerospace & Defense 3.9%
266,000	L-3 Communications Holdings, Inc.	$19,074,860
235,000	Raytheon Co.	13,432,600
344,000	Rockwell Collins, Inc.	18,452,160

		50,959,620

	Agricultural Products 1.3%
612,368	Archer Daniels Midland Co.	16,644,162

	Asset Management & Custody Banks 3.0%
132,000	BlackRock, Inc.	23,535,600
335,000	Northern Trust Corp.	15,549,025

		39,084,625

	Auto Parts & Equipment 1.3%
632,000	Johnson Controls, Inc.	17,316,800

	Automobile Manufacturers 1.2%
1,618,000	Ford Motor Co.	15,953,480

	Communications Equipment 1.9%
480,000	Harris Corp.	24,585,600

	Computer & Electronics Retail 1.0%
771,000	Best Buy Co., Inc.	13,253,490

	Construction & Engineering 1.5%
362,200	Fluor Corp.	20,384,616

	Construction & Farm Machinery & Heavy Trucks 1.4%
216,700	Deere & Co.	17,875,583

	Department Stores 1.2%
410,000	Macy’s, Inc.	15,424,200

	Diversified Chemicals 1.2%
327,875	E.I. du Pont de Nemours and Co.	16,482,276

	Drug Retail 3.0%
452,000	CVS Caremark Corp.	21,885,840
473,000	Walgreen Co.	17,236,120

		39,121,960

	Electric Utilities 3.0%
280,666	Duke Energy Corp.	18,187,157
303,000	NextEra Energy, Inc.	21,309,990

		39,497,147

	Electrical Components & Equipment 1.4%
381,230	Emerson Electric Co.	18,401,972

	Electronic Components 0.8%
824,600	Corning, Inc.	10,843,490

	Environmental & Facilities Services 1.3%
543,000	Waste Management, Inc.	17,419,440

	Fertilizers & Agricultural Chemicals 0.2%
64,000	Potash Corp. of Saskatchewan, Inc. (Canada)	2,778,880

	Food Distributors 1.5%
631,000	Sysco Corp.	19,731,370

	Gold 1.6%
496,000	Barrick Gold Corp. (Canada)	20,712,960

	Health Care Distributors 1.6%
251,798	McKesson Corp.	21,662,182

Shares		Value

	Health Care Equipment 5.0%
210,285	C.R. Bard, Inc.	$22,006,325
592,000	Medtronic, Inc.	25,527,040
277,000	Zimmer Holdings, Inc.	18,730,740

		66,264,105

	Home Improvement Retail 0.7%
302,000	Lowe’s Cos., Inc.	9,132,480

	Household Products 1.9%
60,255	Energizer Holdings, Inc.	4,495,626
234,000	Kimberly-Clark Corp.	20,072,520

		24,568,146

	Hypermarkets & Super Centers 2.0%
353,680	Wal-Mart Stores, Inc.	26,101,584

	Industrial Machinery 1.0%
158,000	Parker Hannifin Corp.	13,205,640

	Insurance Brokers 1.6%
613,000	Marsh & McLennan Cos., Inc.	20,799,090

	Integrated Oil & Gas 2.2%
188,000	Chevron Corp.	21,913,280
77,000	Occidental Petroleum Corp.	6,626,620

		28,539,900

	Integrated Telecommunication Services 1.7%
577,760	AT&T, Inc.	21,781,552

	Internet Software & Services 0.6%
165,000	eBay, Inc.*	7,987,650

	Investment Banking & Brokerage 1.3%
152,450	Goldman Sachs Group, Inc. (The)	17,330,516

	Life & Health Insurance 2.9%
635,350	MetLife, Inc.	21,894,161
831,610	Unum Group	15,983,544

		37,877,705

	Managed Health Care 1.5%
345,000	WellPoint, Inc.	20,013,450

	Multi-Line Insurance 1.7%
558,809	Loews Corp.	23,056,459

	Oil & Gas Drilling 2.6%
321,210	Ensco plc, Class A	17,525,218
369,000	Transocean Ltd. (Switzerland)	16,564,410

		34,089,628

	Oil & Gas Equipment & Services 2.9%
441,000	Halliburton Co.	14,857,290
287,000	National Oilwell Varco, Inc.	22,991,570

		37,848,860

	Oil & Gas Exploration & Production 5.3%
268,000	Anadarko Petroleum Corp.	18,738,560
391,000	ConocoPhillips	22,357,380
957,000	Marathon Oil Corp.	28,298,490

		69,394,430

	Oil & Gas Storage & Transportation 2.4%
601,000	Spectra Energy Corp.	17,645,360
393,000	Williams Cos., Inc. (The)	13,743,210

		31,388,570

SEPTEMBER 30, 2012

Shares		Value

	Other Diversified Financial Services 2.5%
798,000	JPMorgan Chase & Co.	$32,303,040

	Packaged Foods & Meats 1.6%
370,000	HJ Heinz Co.	20,701,500

	Pharmaceuticals 7.2%
313,000	Abbott Laboratories	21,459,280
144,000	Johnson & Johnson	9,923,040
563,000	Merck & Co., Inc.	25,391,300
861,000	Pfizer, Inc.	21,395,850
398,342	Teva Pharmaceutical Industries Ltd. ADR (Israel)	16,495,342

		94,664,812

	Property & Casualty Insurance 3.6%
519,000	Allstate Corp. (The)	20,557,590
388,000	Travelers Cos., Inc. (The)	26,484,880

		47,042,470

	Regional Banks 1.8%
377,000	PNC Financial Services Group, Inc.	23,788,700

	Semiconductors 2.0%
1,170,000	Intel Corp.	26,535,600

	Specialized REITs 1.3%
649,000	Weyerhaeuser Co.	16,964,860

	Steel 0.5%
177,000	Nucor Corp.	6,772,020

	Systems Software 3.4%
827,000	Microsoft Corp.	24,628,060
1,095,000	Symantec Corp.*	19,710,000

		44,338,060

	Technology Distributors 0.9%
410,000	Avnet, Inc.*	11,926,900

	Water Utilities 1.3%
478,000	American Water Works Co., Inc.	17,714,680

	Total Common Stocks (cost $1,009,578,172)	1,270,266,260

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.4%

	Repurchase Agreement 3.4%
$44,867,332	Repurchase Agreement dated 9/28/12, 0.01% due 10/1/12 with State Street Bank and Trust Co. collateralized by $33,665,000 of United States Treasury Bonds 4.500% due 8/15/39; value: $45,770,900; repurchase proceeds: $44,867,369 (cost $44,867,332)	$44,867,332

	Total Short-Term Investments (cost $44,867,332)	44,867,332

	Total Investments (cost $1,054,445,504) 100.1%	1,315,133,592

	Liabilities less Other Assets (0.1%)	(1,257,913)

	NET ASSETS 100.0%	$1,313,875,679

	*Non-income producing. ADR American Depositary Receipt. REIT Real Estate Investment Trust. See Notes to Financial Statements.

At September 30, 2012, Wasatch Large Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	1.9
Israel	1.3
Switzerland	1.3
United States	95.5

TOTAL	100.0%

WASATCH LONG/SHORT FUND (FMLSX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 76.0%

	Advertising 2.0%
2,737,667	Interpublic Group of Cos., Inc. (The)‡	$30,442,857

	Airlines 1.8%
3,211,600	Southwest Airlines Co.	28,165,732

	Apparel Retail 1.0%
855,194	Chico’s FAS, Inc.‡	15,487,563

	Automobile Manufacturers 1.6%
1,071,500	General Motors Co.*	24,376,625

	Automotive Retail 0.9%
1,408,600	Pep Boys — Manny, Moe & Jack (The)	14,339,548

	Communications Equipment 3.9%
1,230,105	Acme Packet, Inc.* ‡	21,034,795
2,040,600	Cisco Systems, Inc.‡	38,955,054

		59,989,849

	Computer & Electronics Retail 0.7%
527,800	GameStop Corp., Class A	11,083,800

	Computer Hardware 1.7%
2,802,900	Silicon Graphics International Corp.* ‡‡	25,506,390

	Construction & Engineering 1.3%
1,013,488	Aegion Corp.*	19,418,430

	Data Processing & Outsourced Services 3.0%
2,189,000	Convergys Corp.	34,301,630
678,600	Western Union Co. (The)‡	12,364,092

		46,665,722

	Electrical Components & Equipment 0.7%
234,900	Emerson Electric Co.	11,338,623

	Electronic Equipment & Instruments 0.6%
197,900	Itron, Inc.*	8,539,385

	Environmental & Facilities Services 1.3%
722,352	Republic Services, Inc.‡	19,871,904

	Fertilizers & Agricultural Chemicals 3.8%
1,000,400	Mosaic Co. (The)‡	57,633,044

	General Merchandise Stores 1.4%
344,000	Target Corp.‡	21,833,680

	Gold 1.9%
1,508,300	Yamana Gold, Inc. (Canada)	28,823,613

	Health Care Equipment 1.7%
352,900	Medtronic, Inc.‡	15,217,048
208,800	Stryker Corp.	11,621,808

		26,838,856

	Heavy Electrical Equipment 0.6%
336,200	General Cable Corp.*	9,877,556

	Hypermarkets & Super Centers 0.9%
187,900	Wal-Mart Stores, Inc.‡	13,867,020

	Insurance Brokers 1.3%
377,000	Aon plc	19,713,330

	Integrated Telecommunication Services 0.7%
841,700	Telefonica S.A., ADR (Spain)	11,177,776

Shares		Value

	Internet Software & Services 1.7%
435,600	Akamai Technologies, Inc.* ‡	$16,666,056
181,225	Ancestry.com, Inc.*	5,451,248
254,022	WebMD Health Corp.*	3,563,929

		25,681,233

	Life & Health Insurance 3.0%
496,100	MetLife, Inc.	17,095,606
1,546,736	Unum Group‡	29,728,266

		46,823,872

	Multi-Line Insurance 3.9%
1,465,171	Loews Corp.‡	60,452,955

	Oil & Gas Drilling 10.5%
979,100	Ensco plc, Class A‡	53,419,696
454,362	Helmerich & Payne, Inc.	21,632,175
1,048,644	Noble Corp.* ‡	37,520,482
3,081,300	Patterson-UTI Energy, Inc.‡	48,807,792

		161,380,145

	Oil & Gas Equipment & Services 2.2%
992,700	Halliburton Co.	33,444,063

	Oil & Gas Exploration & Production 8.0%
205,014	Anadarko Petroleum Corp.	14,334,579
417,500	ConocoPhillips	23,872,650
2,291,600	Denbury Resources, Inc.*	37,032,256
354,370	Devon Energy Corp.‡	21,439,385
490,380	Energen Corp.‡	25,700,816

		122,379,686

	Other Diversified Financial Services 1.4%
667,200	Citigroup, Inc.	21,830,784

	Personal Products 1.1%
1,102,509	Avon Products, Inc.	17,585,019

	Pharmaceuticals 1.3%
330,800	Novartis AG ADR (Switzerland)	20,264,808

	Property & Casualty Insurance 3.0%
367,103	Allstate Corp. (The)‡	14,540,950
1,178,200	CNA Financial Corp.‡	31,575,760

		46,116,710

	Regional Banks 0.8%
768,200	Fifth Third Bancorp‡	11,914,782

	Research & Consulting Services 0.8%
939,500	Resources Connection, Inc.	12,316,845

	Semiconductors 0.0%
18,010	Intel Corp.	408,467

	Steel 0.5%
621,400	Commercial Metals Co.	8,202,480

	Systems Software 3.0%
918,500	Microsoft Corp.‡	27,352,930
589,100	Oracle Corp.	18,550,759

		45,903,689

	Trucking 0.9%
949,900	Knight Transportation, Inc.	13,583,570

	Wireless Telecommunication Services 1.1%
570,300	Vodafone Group plc ADR (United Kingdom)	16,250,698

	Total Common Stocks (cost $1,067,948,641)	1,169,531,109

SEPTEMBER 30, 2012

Principal Amount		Value

	SHORT-TERM INVESTMENTS 22.9%

	Repurchase Agreement 22.9%
$351,350,087	Repurchase Agreement dated 9/28/12, 0.01% due 10/1/12 with State Street Bank and Trust Co. collateralized by $263,595,000 of United States Treasury Bonds 4.500% due 8/15/39; value: $358,383,498; repurchase proceeds: $351,350,380‡ (cost $351,350,087)	$351,350,087

	Total Short-Term Investments (cost $351,350,087)	351,350,087

	Total Investments (cost $1,419,298,728) 98.9%	1,520,881,196

	Other Assets less Liabilities 1.1%	16,338,489

	NET ASSETS 100.0%	$1,537,219,685

Number of Contracts		Value

	CALL OPTIONS WRITTEN 0.4%

	Advertising 0.0%
2,154	Interpublic Group of Cos., expiring 10/20/12, exercise price $11	$81,852
740	Interpublic Group of Cos., expiring 1/19/13, exercise price $12	40,700

		122,552

	Apparel Retail 0.1%
3,386	Chico’s FAS, Inc., expiring 1/19/13, exercise price $17.50	507,900
5,165	Chico’s FAS, Inc., expiring 1/19/13, exercise price $19	439,025

		946,925

	Communications Equipment 0.1%
5,000	Acme Packet, Inc., expiring 11/17/12, exercise price $17.50	650,000
4,000	Acme Packet, Inc., expiring 1/19/13, exercise price $21	360,000

		1,010,000

	Fertilizers & Agricultural Chemicals 0.0%
4,000	Mosaic Co. (The), expiring 12/22/12, exercise price $62.50	408,000

	Internet Software & Services 0.1%
3,000	Akamai Technologies, Inc., expiring 11/17/12, exercise price $33	1,815,000
1,356	Akamai Technologies, Inc., expiring 11/17/12, exercise price $35	623,760

		2,438,760

	Oil & Gas Drilling 0.1%
3,150	Ensco plc ADR, expiring 1/19/13, exercise price $57.50	645,750
2,000	Ensco plc Class A, expiring 12/22/12, exercise price $55	540,000
2,000	Noble Corp., expiring 12/22/12, exercise price $38	222,000

Number of Contracts		Value
2,069	Patterson-UTI Energy, Inc., expiring 1/19/13, exercise price $16	$263,797

		1,671,547

	Total Call Options Written (premium $8,653,127)	6,597,784

Shares		Value

	SECURITIES SOLD SHORT 10.4%

	Aerospace & Defense 0.5%
112,213	Boeing Co. (The)	$7,812,269

	Application Software 0.3%
118,142	Solera Holdings, Inc.	5,182,889

	Automotive Retail 0.6%
300,000	CarMax, Inc.*	8,490,000

	Casinos & Gaming 0.7%
250,000	Penn National Gaming, Inc.*	10,775,000

	Diversified Chemicals 0.9%
449,500	Dow Chemical Co. (The)	13,017,520

	Electric Utilities 0.7%
315,500	Exelon Corp.	11,225,490

	Integrated Telecommunication Services 1.0%
342,207	Verizon Communications, Inc.	15,594,373

	Oil & Gas Exploration & Production 1.0%
223,400	Range Resources Corp.	15,608,958

	Packaged Foods & Meats 0.8%
300,000	General Mills, Inc.	11,955,000

	Restaurants 1.1%
317,600	Starbucks Corp.	16,118,200

	Retail REITs 0.9%
296,905	Regency Centers Corp.	14,468,181

	Specialty Stores 1.1%
162,300	Tractor Supply Co.	16,049,847

	Systems Software 0.5%
136,728	CommVault Systems, Inc.*	8,025,934

	Tires & Rubber 0.3%
427,490	Goodyear Tire & Rubber Co. (The)*	5,211,103

	Total Securities Sold Short (proceeds $153,441,405)	159,534,764

*Non-income producing.

‡All or a portion of this security has been designated as collateral for short sales and call options written (see Notes 3, 4 and 7).

‡‡Affiliated company (see Note 10).

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

WASATCH LONG/SHORT FUND (FMLSX) — Schedule of Investments (continued)	SEPTEMBER 30, 2012

At September 30, 2012, Wasatch Long/Short Fund’s investments, excluding short-term investments, call options written and securities sold short, were in the following countries:

Country	%
Canada	2.5
Spain	0.9
Switzerland	1.7
United Kingdom	1.4
United States	93.5

TOTAL	100.0%

WASATCH MICRO CAP FUND (WMICX) — Schedule of Investments	SEPTEMBER 30, 2012

Shares		Value
	COMMON STOCKS 99.2%

	Air Freight & Logistics 0.7%
1,335,381	Goodpack Ltd. (Singapore)	$2,020,499

	Alternative Carriers 0.5%
204,379	inContact, Inc.*	1,332,551

	Apparel Retail 2.8%
167,159	Body Central Corp.*	1,746,811
128,785	rue21, Inc.*	4,011,653
18,937	Tilly’s, Inc., Class A*	347,115
75,400	Zumiez, Inc.*	2,090,842

		8,196,421

	Application Software 9.4%
257,970	Exa Corp.*	2,798,974
182,701	Interactive Intelligence Group, Inc.*	5,490,165
150,178	PROS Holdings, Inc.*	2,863,894
60,422	RealPage, Inc.*	1,365,537
333,506	Tangoe, Inc.*	4,378,934
85,793	Tyler Technologies, Inc.*	3,776,608
64,326	Ultimate Software Group, Inc.*	6,567,685

		27,241,797

	Asset Management & Custody Banks 2.5%
37,422	Diamond Hill Investment Group, Inc.	2,869,519
49,840	Virtus Investment Partners, Inc.*	4,286,240

		7,155,759

	Automotive Retail 1.4%
116,260	Monro Muffler Brake, Inc.	4,091,189

	Biotechnology 2.1%
496,548	Abcam plc (United Kingdom)	3,221,932
258,770	Exact Sciences Corp.*	2,849,058
586,284	NeurogesX, Inc.*	123,119

		6,194,109

	Commercial Printing 1.8%
394,596	InnerWorkings, Inc.*	5,137,640

	Computer Storage & Peripherals 0.6%
290,211	Intevac, Inc.*	1,773,189

	Consumer Electronics 0.7%
137,391	Skullcandy, Inc.*	1,889,126

	Consumer Finance 2.9%
320,494	DFC Global Corp.*	5,496,472
169,972	Regional Management Corp.*	2,932,017

		8,428,489

	Data Processing & Outsourced Services 3.9%
120,511	ExlService Holdings, Inc.*	3,555,074
239,302	Higher One Holdings, Inc.*	3,225,791
199,802	Wirecard AG (Germany)	4,592,683

		11,373,548

	Diversified Banks 1.4%
4,154,569	City Union Bank Ltd. (India)	4,162,840

	Diversified Support Services 1.3%
132,803	Encore Capital Group, Inc.*	3,753,013

	Electronic Manufacturing Services 0.9%
44,420	IPG Photonics Corp.*	2,545,266

Shares		Value
	Environmental & Facilities Services 2.1%
185,549	Heritage-Crystal Clean, Inc.*	$3,683,148
594,574	RPS Group plc (United Kingdom)	2,391,137

		6,074,285

	General Merchandise Stores 2.8%
432,355	Gordmans Stores, Inc.*	7,976,950

	Health Care Distributors 1.6%
42,939	MWI Veterinary Supply, Inc.*	4,580,733

	Health Care Equipment 7.5%
75,688	Abaxis, Inc.*	2,718,713
413,346	AtriCure, Inc.*	3,075,294
1,091,986	Cardica, Inc.*	1,572,460
298,599	Cardiovascular Systems, Inc.*	3,451,805
10,276,429	LMA International N.V. (Singapore)	5,071,158
291,342	Novadaq Technologies, Inc.* (Canada)	3,012,476
123,741	NuVasive, Inc.*	2,834,906

		21,736,812

	Health Care Facilities 1.5%
145,553	Ensign Group, Inc. (The)	4,454,650

	Health Care Services 4.4%
124,443	Bio-Reference Laboratories, Inc.*	3,556,581
96,489	CorVel Corp.*	4,317,883
106,790	IPC The Hospitalist Co., Inc.*	4,880,303

		12,754,767

	Health Care Technology 2.1%
41,625	Computer Programs and Systems, Inc.	2,312,269
136,410	HealthStream, Inc.*	3,882,228

		6,194,497

	Human Resource & Employment Services 0.3%
216,181	CTPartners Executive Search, Inc.*	951,196

	Industrial Machinery 0.7%
59,567	Proto Labs, Inc.*	2,014,556

	Internet Retail 1.4%
190,380	CafePress, Inc.*	1,734,362
133,771	MakeMyTrip Ltd.* (India)	2,278,120

		4,012,482

	Internet Software & Services 9.3%
207,573	Angie’s List, Inc.*	2,196,122
217,595	DealerTrack Holdings, Inc.*	6,060,021
144,614	E2open, Inc.*	1,963,858
391,947	Envestnet, Inc.*	4,585,780
241,424	SciQuest, Inc.*	4,393,917
123,175	SPS Commerce, Inc.*	4,738,542
478,156	TechTarget, Inc.*	2,825,902

		26,764,142

	IT Consulting & Other Services 2.3%
250,492	hiSoft Technology International Ltd. ADR* (China)	2,587,582
392,834	ServiceSource International, Inc.*	4,030,477

		6,618,059

	Leisure Products 1.0%
339,569	Black Diamond, Inc.*	2,978,020

	Life Sciences Tools & Services 2.8%
118,621	Fluidigm Corp.*	2,016,557
187,499	ICON plc ADR* (Ireland)	4,569,350
188,440	ShangPharma Corp. ADR* (China)	1,435,913

		8,021,820

WASATCH MICRO CAP FUND (WMICX) — Schedule of Investments (continued)	SEPTEMBER 30, 2012

Shares		Value
	Oil & Gas Equipment & Services 1.1%
180,915	Pason Systems, Inc. (Canada)	$3,019,697

	Oil & Gas Exploration & Production 1.2%
501,342	Triangle Petroleum Corp.*	3,589,609

	Pharmaceuticals 1.8%
322,840	Akorn, Inc.*	4,267,945
109,000	Cempra, Inc.*	812,050
34,625	Horizon Pharma, Inc.*	120,149

		5,200,144

	Regional Banks 1.3%
257,478	BBCN Bancorp, Inc.*	3,246,797
60,734	Pacific Continental Corp.	542,355

		3,789,152

	Research & Consulting Services 3.1%
128,331	CRA International, Inc.*	2,217,560
206,865	eClerx Services Ltd. (India)	3,020,907
275,714	Resources Connection, Inc.	3,614,611

		8,853,078

	Semiconductor Equipment 0.3%
300,450	STR Holdings, Inc.*	931,395

	Semiconductors 6.0%
225,226	BCD Semiconductor Manufacturing Ltd. ADR* (China)	808,561
172,735	Melexis N.V. (Belgium)	2,919,562
42,979	NVE Corp.*	2,543,927
602,132	O2Micro International Ltd. ADR* (China)	2,251,974
206,227	Power Integrations, Inc.	6,275,488
122,587	Volterra Semiconductor Corp.*	2,680,978

		17,480,490

	Specialized Finance 0.0%
154,000	Goldwater Bank, N.A.* *** † ‡‡	13,860

	Specialty Chemicals 0.2%
197,100	EcoSynthetix, Inc.* (Canada)	657,568

	Specialty Stores 2.5%
121,855	Hibbett Sports, Inc.*	7,244,280

	Systems Software 2.5%
209,036	OPNET Technologies, Inc.	7,121,856

	Thrifts & Mortgage Finance 0.8%
583,865	Gruh Finance Ltd. (India)	2,291,403

	Trading Companies & Distributors 2.8%
171,327	CAI International, Inc.*	3,515,630
266,752	Rush Enterprises, Inc., Class B*	4,484,101

		7,999,731

	Trucking 2.9%
245,292	Marten Transport Ltd.	4,309,781
132,415	Old Dominion Freight Line, Inc.*	3,993,636

		8,303,417

	Total Common Stocks (cost $217,963,373)	286,924,085

	PREFERRED STOCKS 0.8%

	Regional Banks 0.8%
434,600	Banco Daycoval S.A. Pfd. (Brazil)	2,337,309

	Total Preferred Stocks (cost $1,639,882)	2,337,309

Shares		Value
	WARRANTS 0.0%

	Biotechnology 0.0%
145,349	NeurogesX, Inc., expiring 7/22/16* *** †	$1,453

	Health Care Equipment 0.0%
322,500	Cardica, Inc., expiring 9/29/14* *** †	19,350

	Total Warrants (cost $58,481)	20,803

Principal Amount		Value
	SHORT-TERM INVESTMENTS 1.5%

	Repurchase Agreement 1.5%
$4,460,102	Repurchase Agreement dated 9/28/12, 0.01% due 10/1/12 with State Street Bank and Trust Co. collateralized by $3,350,000 of United States Treasury Bonds 4.500% due 8/15/39; value: $4,554,657; repurchase proceeds: $4,460,105 (cost $4,460,102)	$4,460,102

	Total Short-Term Investments (cost $4,460,102)	4,460,102

	Total Investments (cost $224,121,838) 101.5%	293,742,299

	Liabilities less Other Assets (1.5%)	(4,293,250)

	NET ASSETS 100.0%	$289,449,049

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

‡‡Affiliated company (see Note 10).

ADR American Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2012, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Belgium	1.0
Brazil	0.8
Canada	2.3
China	2.4
Germany	1.6
India	4.1
Ireland	1.6
Singapore	2.5
United Kingdom	1.9
United States	81.8

TOTAL	100.0%

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments	SEPTEMBER 30, 2012

Shares		Value

	COMMON STOCKS 95.0%

	Aerospace & Defense 0.9%
115,000	CPI Aerostructures, Inc.*	$1,246,600

	Airlines 1.3%
29,000	Allegiant Travel Co.*	1,837,440

	Alternative Carriers 0.9%
72,313	inContact, Inc.*	471,481
200,000	ORBCOMM, Inc.*	748,000

		1,219,481

	Apparel Retail 2.6%
93,000	Body Central Corp.*	971,850
2,300,000	Padini Holdings Berhad (Malaysia)	1,580,239
33,000	rue21, Inc.*	1,027,950

		3,580,039

	Apparel, Accessories & Luxury Goods 0.6%
60,000	Ted Baker plc (United Kingdom)	871,185

	Application Software 5.0%
159,000	American Software, Inc., Class A	1,297,440
187,000	ClickSoftware Technologies Ltd. (Israel)	1,439,900
85,000	Exa Corp.*	922,250
60,820	Interactive Intelligence Group, Inc.*	1,827,641
23,000	PROS Holdings, Inc.*	438,610
73,000	Tangoe, Inc.*	958,490

		6,884,331

	Asset Management & Custody Banks 2.1%
33,600	Virtus Investment Partners, Inc.*	2,889,600

	Auto Parts & Equipment 1.3%
59,000	Dorman Products, Inc.*	1,859,090

	Automotive Retail 2.8%
15,000	Delticom AG (Germany)	1,003,314
42,000	Lithia Motors, Inc., Class A	1,399,020
150,000	Pep Boys — Manny, Moe & Jack (The)	1,527,000

		3,929,334

	Casinos & Gaming 1.1%
2,700,000	NagaCorp Ltd. (Cambodia)	1,511,181

	Commercial Printing 2.6%
103,000	Ennis, Inc.	1,690,230
145,000	InnerWorkings, Inc.*	1,887,900

		3,578,130

	Communications Equipment 0.7%
100,000	Alliance Fiber Optic Products, Inc.* ‡	899,000

	Construction & Engineering 1.7%
80,000	Argan, Inc.	1,396,000
37,500	Michael Baker Corp.*	894,750

		2,290,750

	Construction Materials 2.5%
113,000	Caesar Stone Sdot Yam Ltd.* (Israel)	1,593,300
7,600,000	Diamond Building Products Public Co. Ltd.*** (Thailand)	1,913,580

		3,506,880

	Consumer Finance 4.4%
109,000	DFC Global Corp.*	1,869,350
60,000	First Cash Financial Services, Inc.* ‡	2,760,600
84,664	Regional Management Corp.*	1,460,454

		6,090,404

Shares		Value

	Data Processing & Outsourced Services 1.0%
97,000	Higher One Holdings, Inc.*	$1,307,560

	Department Stores 0.6%
743,943	Parkson Retail Asia Ltd.* (Malaysia)	879,867

	Diversified Banks 2.6%
2,200,000	City Union Bank Ltd. (India)	2,204,380
2,200,000	EastWest Banking Corp.* (Philippines)	1,207,719
55,556	Idaho Trust Bancorp* *** †	182,779

		3,594,878

	Diversified Support Services 1.5%
75,000	Encore Capital Group, Inc.*	2,119,500

	Electrical Components & Equipment 1.2%
27,000	Franklin Electric Co., Inc.	1,633,230

	Environmental & Facilities Services 1.2%
82,000	Heritage-Crystal Clean, Inc.*	1,627,700

	Food Distributors 0.7%
60,000	Chefs’ Warehouse, Inc. (The)*	982,800

	Food Retail 0.3%
20,000	Natural Grocers by Vitamin Cottage, Inc.*	446,400

	General Merchandise Stores 1.2%
90,000	Gordmans Stores, Inc.*	1,660,500

	Health Care Equipment 3.4%
160,000	AtriCure, Inc.*	1,190,400
276,300	Cardica, Inc.*	397,872
73,000	NuVasive, Inc.*	1,672,430
450,000	Solta Medical, Inc.*	1,413,000

		4,673,702

	Health Care Facilities 3.3%
400,000	CVS Group plc (United Kingdom)	978,750
56,000	Ensign Group, Inc. (The)	1,713,880
900,000	KPJ Healthcare Berhad (Malaysia)	1,796,172

		4,488,802

	Health Care Services 3.6%
51,000	Bio-Reference Laboratories, Inc.*	1,457,580
28,846	CorVel Corp.*	1,290,859
39,000	IPC The Hospitalist Co., Inc.* ‡	1,782,300
10,000	National Research Corp.	502,700

		5,033,439

	Health Care Supplies 1.8%
42,600	Chembio Diagnostics, Inc.*	204,480
25,000	Sartorius Stedim Biotech (France)	2,250,702

		2,455,182

	Home Improvement Retail 2.0%
32,000	Lumber Liquidators Holdings, Inc.* ‡	1,621,760
2,150,000	Siam Global House Public Co. Ltd.*** (Thailand)	1,152,534

		2,774,294

	Hotels, Resorts & Cruise Lines 0.5%
81,000	Orient-Express Hotels Ltd., Class A*	720,900

	Household Appliances 0.9%
31,000	SodaStream International Ltd.* (Israel)	1,214,270

	Hypermarkets & Super Centers 1.3%
2,600,000	Puregold Price Club, Inc. (Philippines)	1,851,133

	Industrial Machinery 0.3%
20,000	Hurco Cos., Inc.*	457,600

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments (continued)

Shares		Value

	Internet Retail 0.4%
59,745	CafePress, Inc.*	$544,277

	Internet Software & Services 2.3%
120,000	IntraLinks Holdings, Inc.*	784,800
272,726	iomart Group plc (United Kingdom)	818,191
129,293	Perficient, Inc.*	1,560,566

		3,163,557

	Leisure Products 2.2%
138,000	Black Diamond, Inc.*	1,210,260
160,000	Smith & Wesson Holding Corp.*	1,761,600

		2,971,860

	Mortgage REITs 3.8%
143,000	Colony Financial, Inc.	2,785,640
395,000	NorthStar Realty Finance Corp.	2,512,200

		5,297,840

	Office REITs 1.5%
7,500,000	Prosperity REIT (Hong Kong)	2,089,190

	Oil & Gas Equipment & Services 0.6%
346,000	Electromagnetic GeoServices AS* (Norway)	848,883

	Oil & Gas Exploration & Production 2.1%
1,100,000	Emerald Oil, Inc.*	913,000
82,000	Evolution Petroleum Corp.*	662,560
78,000	Northern Oil and Gas, Inc.*	1,325,220

		2,900,780

	Packaged Foods & Meats 2.4%
1,000,000	Super Group Ltd. (Singapore)	1,786,297
1,700,000	Vitasoy International Holdings Ltd. (Hong Kong)	1,479,843

		3,266,140

	Pharmaceuticals 0.7%
70,000	Torrent Pharmaceuticals Ltd. (India)	930,325

	Regional Banks 4.3%
92,000	Eagle Bancorp, Inc.*	1,538,240
48,000	First of Long Island Corp. (The)	1,478,880
60,000	Lakeland Financial Corp.	1,656,000
120,000	MetroCorp Bancshares, Inc.*	1,270,800

		5,943,920

	Research & Consulting Services 1.0%
40,000	Huron Consulting Group, Inc.*	1,392,800

	Restaurants 1.3%
133,000	Caribou Coffee Co., Inc.*	1,826,090

	Semiconductors 1.5%
48,000	Ceva, Inc.*	690,240
65,000	Volterra Semiconductor Corp.*	1,421,550

		2,111,790

	Specialized Finance 0.0%
41,900	Goldwater Bank, N.A.*** †	3,771

	Specialty Chemicals 1.5%
75,000	GSE Holding, Inc.*	588,750
79,000	KMG Chemicals, Inc.	1,461,500

		2,050,250

	Steel 1.3%
34,000	Haynes International, Inc.‡	1,773,100

	Systems Software 2.0%
10,000	Infoblox, Inc.*	232,500
65,000	OPNET Technologies, Inc.	2,214,550
25,000	Proofpoint, Inc.*	371,250

		2,818,300

Shares		Value

	Thrifts & Mortgage Finance 4.4%
200,000	Beneficial Mutual Bancorp, Inc.*	$1,912,000
109,000	BofI Holding, Inc.*	2,839,450
100,000	Ocean Shore Holding Co.	1,344,000

		6,095,450

	Trading Companies & Distributors 2.7%
77,000	Beacon Roofing Supply, Inc.*	2,194,500
77,000	CAI International, Inc.*	1,580,040

		3,774,540

	Trucking 1.1%
87,000	Marten Transport Ltd.	1,528,590

	Total Common Stocks (cost $100,763,046)	131,446,655

	PREFERRED STOCKS 0.5%

	Pharmaceuticals 0.5%
105,263	Acetylon Pharmaceuticals, Inc., Series B Pfd.*** †	625,263

	Total Preferred Stocks (cost $499,999)	625,263

	WARRANTS 0.0%

	Biotechnology 0.0%
30,399	NeurogesX, Inc., expiring 12/28/12* *** †	—
50,000	NeurogesX, Inc., expiring 7/22/16* *** †	500

		500

	Health Care Equipment 0.0%
110,500	Cardica, Inc., expiring 9/29/14* *** †	6,630

	Total Warrants (cost $23,862)	7,130

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.6%

	Repurchase Agreement 2.6%
$3,610,143	Repurchase Agreement dated 9/28/12, 0.01% due 10/1/12 with State Street Bank and Trust Co. collateralized by $2,710,000 of United States Treasury Bonds 4.500% due 8/15/39; value: $3,684,513; repurchase proceeds: $3,610,146‡ (cost $3,610,143)	$3,610,143

	Total Short-Term Investments (cost $3,610,143)	3,610,143

	Total Investments (cost $104,897,050) 98.1%	135,689,191

	Other Assets less Liabilities 1.9%	2,610,162

	NET ASSETS 100.0%	$138,299,353

SEPTEMBER 30, 2012

Number of Contracts		Value

	CALL OPTIONS WRITTEN 0.1%

	Consumer Finance 0.0%
300	First Cash Financial Services, Inc., expiring 10/20/12, exercise price $45	$63,000

	Health Care Services 0.0%
125	IPC The Hospitalist Co., Inc., expiring 10/20/12, exercise price $45	21,875

	Home Improvement Retail 0.1%
320	Lumber Liquidators Holdings, Inc., expiring 10/20/12, exercise price $50	63,200

	Steel 0.0%
50	Haynes International, Inc., expiring 10/20/12, exercise price $50	17,500

	Total Call Options Written (premium $255,255)	165,575

Contracts		Net Unrealized Depreciation

	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS SHORT 0.0%

2,600,000 EUR	USD, State Street Bank and Trust Co. Company, settlement date 12/11/12, (cost $3,330,990, value $3,346,831)	$(15,841)

	Total Forward Foreign Currency Exchange Contracts Short (cost $3,330,990, value $3,346,831)	(15,841)

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

‡All or a portion of this security has been designated as collateral for forward foreign currency exchange contracts and call options written (see Notes 4 and 7).

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2012, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments, call options written and forward foreign currency exchange contracts, were in the following countries:

Country	%
Cambodia	1.2
France	1.7
Germany	0.8
Hong Kong	2.7
India	2.4
Israel	3.2
Malaysia	3.2
Norway	0.6
Philippines	2.3
Singapore	1.4
Thailand	2.3
United Kingdom	2.0
United States	76.2

TOTAL	100.0%

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 89.5%

	Aerospace & Defense 1.5%
901,391	HEICO Corp., Class A	$27,501,439

	Air Freight & Logistics 2.1%
36,319,023	Aramex PJSC (United Arab Emirates)	19,182,931
617,502	HUB Group, Inc., Class A*	18,327,459

		37,510,390

	Airlines 0.6%
164,502	Allegiant Travel Co.*	10,422,847

	Airport Services 1.0%
1,328,711	Wesco Aircraft Holdings, Inc.*	18,150,192

	Apparel Retail 3.4%
1,145,050	Chico’s FAS, Inc.	20,736,856
865,090	rue21, Inc.*	26,947,553
525,275	Zumiez, Inc.*	14,565,876

		62,250,285

	Application Software 8.3%
370,303	Concur Technologies, Inc.*	27,302,440
77,807	FactSet Research Systems, Inc.	7,502,151
1,530,380	RealPage, Inc.*	34,586,588
853,530	Tangoe, Inc.*	11,206,849
697,334	Ultimate Software Group, Inc.*	71,197,801

		151,795,829

	Automotive Retail 1.9%
572,906	Monro Muffler Brake, Inc.	20,160,562
175,496	O’Reilly Automotive, Inc.*	14,674,976

		34,835,538

	Biotechnology 3.7%
1,794,615	Exact Sciences Corp.*	19,758,711
398,079	Myriad Genetics, Inc.*	10,744,153
3,882,558	NeurogesX, Inc.* ‡‡	815,337
1,126,565	Sangamo Biosciences, Inc.*	6,849,515
1,101,057	Seattle Genetics, Inc.*	29,673,486

		67,841,202

	Computer Storage & Peripherals 0.2%
125,140	Fusion-io, Inc.*	3,787,988

	Data Processing & Outsourced Services 5.5%
530,574	ExlService Holdings, Inc.*	15,651,933
1,182,343	Higher One Holdings, Inc.*	15,937,984
502,175	Syntel, Inc.	31,340,742
1,596,239	Wirecard AG (Germany)	36,691,420

		99,622,079

	Distributors 0.8%
800,043	LKQ Corp.*	14,800,795

	Diversified Banks 3.4%
761,965	HDFC Bank Ltd. ADR (India)	28,634,645
4,581,117	Yes Bank Ltd. (India)	33,286,815

		61,921,460

	Diversified Support Services 1.8%
1,124,516	Copart, Inc.*	31,182,829
66,375	Ritchie Bros. Auctioneers, Inc. (Canada)	1,276,391

		32,459,220

	Electrical Components & Equipment 1.5%
786,145	Polypore International, Inc.*	27,790,226

	Electronic Manufacturing Services 1.3%
423,810	IPG Photonics Corp.*	24,284,313

Shares		Value

	Environmental & Facilities Services 1.6%
1,145,310	Tetra Tech, Inc.*	$30,075,841

	Health Care Distributors 1.0%
171,381	MWI Veterinary Supply, Inc.*	18,282,925

	Health Care Equipment 1.4%
498,944	Abaxis, Inc.*	17,922,068
487,760	DexCom, Inc.*	7,331,033
24,690	Zonare Medical Systems, Inc.* *** †	247

		25,253,348

	Health Care Services 0.6%
142,820	MEDNAX, Inc.*	10,632,949

	Health Care Technology 0.4%
145,937	Computer Programs and Systems, Inc.	8,106,800

	Industrial Machinery 1.9%
484,674	Graco, Inc.	24,369,409
309,577	Proto Labs, Inc.*	10,469,894

		34,839,303

	Internet Retail 4.6%
164,346	ASOS plc* (United Kingdom)	5,831,609
654,903	Blue Nile, Inc.* ‡‡	24,290,352
1,350,210	MakeMyTrip Ltd.* (India)	22,994,076
257,684	Shutterfly, Inc.*	8,019,126
934,433	Yoox S.p.A.* (Italy)	11,971,528
275,513	zooplus AG* (Germany)	11,478,763

		84,585,454

	Internet Software & Services 3.9%
1,186,018	Angie’s List, Inc.*	12,548,071
800,225	DealerTrack Holdings, Inc.*	22,286,266
26,366	Millennial Media, Inc.*	378,352
784,444	SciQuest, Inc.*	14,276,881
656,681	Vistaprint N.V.*	22,425,656

		71,915,226

	IT Consulting & Other Services 1.5%
275,737	Cognizant Technology Solutions Corp., Class A*	19,279,531
782,975	ServiceSource International, Inc.*	8,033,324

		27,312,855

	Leisure Facilities 2.6%
1,018,728	Life Time Fitness, Inc.*	46,596,619

	Life Sciences Tools & Services 4.2%
721,002	Divi’s Laboratories Ltd. (India)	14,800,055
868,644	Fluidigm Corp.*	14,766,948
1,103,068	ICON plc ADR* (Ireland)	26,881,767
287,547	Techne Corp.	20,686,131

		77,134,901

	Oil & Gas Equipment & Services 4.1%
334,085	Dril-Quip, Inc.*	24,014,030
1,058,711	Pason Systems, Inc. (Canada)	17,671,207
382,702	ShawCor Ltd., Class A (Canada)	16,613,662
496,825	TGS-NOPEC Geophysical Co. ASA (Norway)	16,214,677

		74,513,576

	Oil & Gas Exploration & Production 2.5%
978,179	Northern Oil and Gas, Inc.*	16,619,261
3,387,260	Premier Oil plc* (United Kingdom)	19,634,561
784,115	TransGlobe Energy Corp.* (Egypt)	8,515,489

		44,769,311

SEPTEMBER 30, 2012

Shares		Value

	Oil & Gas Refining & Marketing 0.0%
203,175	Amyris, Inc.*	$698,922

	Packaged Foods & Meats 1.3%
2,461	Annie’s, Inc.*	110,351
411,088	GlaxoSmithKline Consumer Healthcare Ltd. (India)	23,529,712

		23,640,063

	Personal Products 0.7%
582,400	Colgate-Palmolive India Ltd. (India)	13,305,375

	Pharmaceuticals 0.3%
846,015	Cempra, Inc.*	6,302,812

	Research & Consulting Services 2.3%
1,740,892	Resources Connection, Inc.‡	22,823,094
549,657	Stantec, Inc. (Canada)	18,677,345

		41,500,439

	Restaurants 0.9%
614,680	Jubilant Foodworks Ltd.* (India)	15,945,320

	Semiconductors 4.2%
400,771	Hittite Microwave Corp.*	22,230,767
1,259,149	Power Integrations, Inc.	38,315,904
424,490	Silicon Laboratories, Inc.*	15,604,253

		76,150,924

	Specialized Finance 1.4%
690,760	MSCI, Inc., Class A*	24,722,300

	Specialty Stores 2.4%
723,503	Hibbett Sports, Inc.*	43,012,253

	Systems Software 2.7%
447,134	NetSuite, Inc.*	28,527,149
433,812	Sourcefire, Inc.*	21,269,803

		49,796,952

	Trading Companies & Distributors 2.0%
547,600	MSC Industrial Direct Co., Inc., Class A	36,941,096

	Trucking 4.0%
120,800	J.B. Hunt Transport Services, Inc.	6,286,432
4,655,806	Knight Transportation, Inc.‡ ‡‡	66,578,026

		72,864,458

	Total Common Stocks (cost $1,126,904,526)	1,633,873,825

	PREFERRED STOCKS 0.1%

	Biotechnology 0.1%
677,966	Nanosys, Inc., Series D Pfd.* *** †	776,271
161,519	Nanosys, Inc., Series E Pfd.* *** †	184,939

		961,210

	Total Preferred Stocks (cost $2,184,939)	961,210

	LIMITED PARTNERSHIP INTEREST 0.4%

	Asset Management & Custody Banks 0.4%
	Greenspring Global Partners II-B, L.P.*** †	4,967,476
	Greenspring Global Partners III-B, L.P.*** †	1,658,434

		6,625,910

	Total Limited Partnership Interest (cost $5,878,853)	6,625,910

Shares		Value

	WARRANTS 0.0%

	Biotechnology 0.0%
1,941,279	NeurogesX, Inc., expiring 7/22/16* *** †	$19,413

	Total Warrants (cost $242,660)	19,413

Principal Amount		Value
	SHORT-TERM INVESTMENTS 7.7%

	Repurchase Agreement 7.7%
$140,939,232	Repurchase Agreement dated 9/28/12, 0.01% due 10/1/12 with State Street Bank and Trust Co. collateralized by $105,740,000 of United States Treasury Bonds 4.500% due 8/15/39; value: $143,763,998; repurchase proceeds: $140,939,349‡ (cost $140,939,232)	$140,939,232

	Total Short-Term Investments (cost $140,939,232)	140,939,232

	Total Investments (cost $1,276,150,210) 97.7%	1,782,419,590

	Other Assets less Liabilities 2.3%	42,361,709

	NET ASSETS 100.0%	$1,824,781,299

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

‡All or a portion of this security has been designated as collateral for purchase commitments (see Note 12).

‡‡Affiliated company (see Note 10).

ADR American Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2012, Wasatch Small Cap Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	3.3
Egypt	0.5
Germany	2.9
India	9.3
Ireland	1.6
Italy	0.7
Norway	1.0
United Arab Emirates	1.2
United Kingdom	1.6
United States	77.9

TOTAL	100.0%

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 99.1%

	Aerospace & Defense 2.3%
118,818	HEICO Corp., Class A	$3,625,137
10,041	HEICO Corp.	388,486

		4,013,623

	Agricultural Products 1.6%
154,985	Darling International, Inc.*	2,834,676

	Airlines 1.7%
45,780	Allegiant Travel Co.*	2,900,621

	Airport Services 1.9%
237,118	Wesco Aircraft Holdings, Inc.*	3,239,032

	Alternative Carriers 0.5%
250,844	ORBCOMM, Inc.*	938,157

	Apparel Retail 6.4%
288,532	Body Central Corp.*	3,015,159
245,578	Chico’s FAS, Inc.‡	4,447,418
119,090	rue21, Inc.*	3,709,653

		11,172,230

	Application Software 1.6%
95,015	Interactive Intelligence Group, Inc.*	2,855,201

	Asset Management & Custody Banks 1.7%
34,533	Virtus Investment Partners, Inc.*	2,969,838

	Auto Parts & Equipment 0.8%
41,983	Dorman Products, Inc.*	1,322,884

	Automotive Retail 1.0%
49,732	Monro Muffler Brake, Inc.	1,750,069

	Computer & Electronics Retail 1.2%
95,609	GameStop Corp., Class A	2,007,789

	Computer Storage & Peripherals 0.9%
257,483	Intevac, Inc.*	1,573,221

	Consumer Electronics 1.3%
170,116	Skullcandy, Inc.*	2,339,095

	Consumer Finance 2.4%
244,565	DFC Global Corp.*	4,194,290

	Data Processing & Outsourced Services 2.1%
59,193	Syntel, Inc.	3,694,235

	Diversified Banks 5.6%
2,876,000	City Union Bank Ltd. (India)	2,881,725
6,064,876	South Indian Bank Ltd. (India)	2,621,655
585,800	Yes Bank Ltd. (India)	4,256,476

		9,759,856

	Diversified Support Services 6.4%
254,985	Copart, Inc.*	7,070,734
38,914	Portfolio Recovery Associates, Inc.*	4,063,789

		11,134,523

	Electrical Components & Equipment 2.9%
141,752	Polypore International, Inc.*	5,010,933

	Electronic Manufacturing Services 3.1%
165,788	Fabrinet*	1,921,483
61,079	IPG Photonics Corp.* ‡	3,499,827

		5,421,310

	Footwear 1.0%
86,200	Skechers U.S.A., Inc., Class A*	1,758,480

Shares		Value

	General Merchandise Stores 0.9%
87,110	Gordmans Stores, Inc.*	$1,607,180

	Health Care Facilities 2.1%
118,210	Ensign Group, Inc. (The)	3,617,817

	Health Care Services 3.1%
47,302	CorVel Corp.*	2,116,764
44,457	MEDNAX, Inc.*	3,309,824

		5,426,588

	Health Care Supplies 1.8%
34,637	Sartorius Stedim Biotech (France)	3,118,303

	Industrial Machinery 1.1%
46,794	IDEX Corp.	1,954,585

	Internet Retail 1.0%
193,361	CafePress, Inc.*	1,761,519

	Internet Software & Services 2.9%
83,578	Ancestry.com, Inc.*	2,514,026
76,061	Vistaprint N.V.*	2,597,483

		5,111,509

	Leisure Facilities 2.0%
73,913	Life Time Fitness, Inc.*	3,380,781

	Life Sciences Tools & Services 2.2%
153,562	ICON plc ADR* (Ireland)	3,742,306

	Oil & Gas Drilling 1.0%
106,998	Patterson-UTI Energy, Inc.	1,694,848

	Oil & Gas Equipment & Services 2.4%
35,425	CARBO Ceramics, Inc.	2,228,941
58,525	TGS-NOPEC Geophysical Co. ASA (Norway)	1,910,057

		4,138,998

	Oil & Gas Exploration & Production 4.0%
204,491	Northern Oil and Gas, Inc.*	3,474,302
158,638	Ultra Petroleum Corp.*	3,486,863

		6,961,165

	Oil & Gas Refining & Marketing 1.9%
90,914	World Fuel Services Corp.	3,237,448

	Pharmaceuticals 0.9%
81,670	Questcor Pharmaceuticals, Inc.*	1,510,895

	Property & Casualty Insurance 1.3%
32,939	RLI Corp.	2,195,714

	Regional Banks 3.8%
111,788	Community Bank System, Inc.	3,151,304
79,507	Prosperity Bancshares, Inc.	3,388,588

		6,539,892

	Research & Consulting Services 5.0%
35,995	Corporate Executive Board Co. (The)	1,930,412
80,621	Franklin Covey Co.*	967,452
86,827	Huron Consulting Group, Inc.*	3,023,316
67,943	Resources Connection, Inc.	890,733
853,740	Sporton International, Inc. (Taiwan)	1,913,477

		8,725,390

	Restaurants 1.2%
152,884	Caribou Coffee Co., Inc.*	2,099,097

SEPTEMBER 30, 2012

Shares		Value

	Semiconductors 4.0%
345,807	BCD Semiconductor Manufacturing Ltd. ADR* (China)	$1,241,447
356,915	MaxLinear, Inc., Class A*	2,387,762
484,693	O2Micro International Ltd. ADR* (China)	1,812,752
51,133	Power Integrations, Inc.	1,555,977

		6,997,938

	Thrifts & Mortgage Finance 1.1%
70,708	BofI Holding, Inc.*	1,841,943

	Trading Companies & Distributors 4.1%
139,467	Beacon Roofing Supply, Inc.*	3,974,810
45,238	MSC Industrial Direct Co., Inc., Class A	3,051,755

		7,026,565

	Trucking 4.9%
181,046	Knight Transportation, Inc.	2,588,958
174,244	Marten Transport Ltd.	3,061,467
93,922	Old Dominion Freight Line, Inc.*	2,832,687

		8,483,112

	Total Common Stocks (cost $146,952,547)	172,063,656

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.4%

	Repurchase Agreement 1.4%
$2,386,104	Repurchase Agreement dated 9/28/12, 0.01% due 10/1/12 with State Street Bank and Trust Co. collateralized by $1,795,000 of United States Treasury Bonds 4.500% due 8/15/39; value: $2,440,480; repurchase proceeds: $2,386,106‡ (cost $2,386,104)	$2,386,104

	Total Short-Term Investments (cost $2,386,104)	2,386,104

	Total Investments (cost $149,338,651) 100.5%	174,449,760

	Liabilities less Other Assets (0.5%)	(876,226)

	NET ASSETS 100.0%	$173,573,534

Number of Contracts		Value

	CALL OPTIONS WRITTEN 0.0%

	Apparel Retail 0.0%
300	Chico’s FAS, Inc., expiring 1/19/13, exercise price $19	$25,500

	Electronic Manufacturing Services 0.0%
300	IPG Photonics Corp., expiring 10/20/12, exercise price $65	6,000

	Total Call Options Written (premium $134,261)	31,500

*Non-income producing.

‡All or a portion of this security has been designated as collateral for call options written (see Note 4 and 7).

ADR American Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2012, Wasatch Small Cap Value Fund’s investments, excluding short-term investments and call options written, were in the following countries:

Country	%
China	1.8
France	1.8
India	5.7
Ireland	2.2
Norway	1.1
Taiwan	1.1
United States	86.3

TOTAL	100.0%

WASATCH STRATEGIC INCOME FUND (WASIX) — Schedule of Investments	SEPTEMBER 30, 2012

Shares		Value

	COMMON STOCKS 77.8%

	Asset Management & Custody Banks 5.1%
4,900	BlackRock, Inc.	$873,670
40,600	PowerShares Dynamic Pharmaceuticals Portfolio	1,401,106

		2,274,776

	Computer & Electronics Retail 3.9%
101,500	Best Buy Co., Inc.	1,744,785

	Consumer Finance 5.2%
41,030	Capital One Financial Corp.	2,339,120

	Data Processing & Outsourced Services 8.0%
3,950	MasterCard, Inc., Class A	1,783,346
13,435	Visa, Inc., Class A	1,804,052

		3,587,398

	Diversified REITs 0.6%
177,857	Star Asia Financial Ltd.* †	266,786

	Drug Retail 3.6%
43,500	Walgreen Co.	1,585,140

	Health Care Services 2.2%
14,240	Chemed Corp.	986,690

	Integrated Oil & Gas 4.5%
8,500	Occidental Petroleum Corp.	731,510
39,081	Suncor Energy, Inc. (Canada)	1,285,541

		2,017,051

	Mortgage REITs 12.0%
47,600	American Capital Mortgage Investment Corp.	1,196,188
94,991	Colony Financial, Inc.	1,850,424
23,600	Hatteras Financial Corp.	665,284
256,366	NorthStar Realty Finance Corp.	1,630,488

		5,342,384

	Oil & Gas Drilling 2.4%
22,400	Helmerich & Payne, Inc.	1,066,464

	Oil & Gas Equipment & Services 2.1%
15,100	CARBO Ceramics, Inc.	950,092

	Personal Products 6.1%
57,623	Herbalife Ltd.	2,731,330

	Pharmaceuticals 1.7%
18,875	Teva Pharmaceutical Industries Ltd. ADR (Israel)	781,614

	Railroads 4.1%
20,500	Canadian National Railway Co. (Canada)	1,813,859

	Regional Banks 4.5%
268,005	CapitalSource, Inc.	2,031,478

	Restaurants 1.6%
7,570	McDonald’s Corp.	694,547

	Semiconductors 8.7%
23,545	Altera Corp.	800,177
61,730	Intel Corp.	1,400,036
30,015	Microchip Technology, Inc.	982,691
20,700	Xilinx, Inc.	691,587

		3,874,491

	Trading Companies & Distributors 1.5%
3,130	W.W. Grainger, Inc.	652,198

	Total Common Stocks (cost $31,645,053)	34,740,203

Shares		Value

	LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST 10.5%

	Asset Management & Custody Banks 4.2%
186,000	Och-Ziff Capital Management Group, LLC	$1,796,760
77,279	Star Asia SPV, LLC*** †	99,690

		1,896,450

	Residential REITs 2.3%
69,000	Apollo Global Management, LLC	1,011,540

	Specialized Finance 4.0%
175,800	KKR Financial Holdings, LLC	1,766,790

	Total Limited Liability Company Membership Interest (cost $4,464,758)	4,674,780

Principal Amount		Value

	CORPORATE BONDS 0.0%

	Gold 0.0%
$210,762	Redcorp Ventures Ltd., 13.00%, 7/11/12, Series D*** † §§ (Canada)	$4,073

	Total Corporate Bonds (cost $155,655)	4,073

	SHORT-TERM INVESTMENTS 11.7%

	Repurchase Agreement 11.7%
5,224,570	Repurchase Agreement dated 9/28/12, 0.01% due 10/1/12 with State Street Bank and Trust Co. collateralized by $3,920,000 of United States Treasury Bonds 4.500% due 8/15/39; value: $5,329,628; repurchase proceeds: $5,224,574 (cost $5,224,570)	5,224,570

	Total Short-Term Investments (cost $5,224,570)	5,224,570

	Total Investments (cost $41,490,036) 100.0%	44,643,626

	Liabilities less Other Assets (<0.1%)	(8,204)

	NET ASSETS 100.0%	$44,635,422

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

§§In default.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2012, Wasatch Strategic Income Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	7.9
Israel	2.0
United States	90.1

TOTAL	100.0%

WASATCH ULTRA GROWTH FUND (WAMCX) — Schedule of Investments	SEPTEMBER 30, 2012

Shares		Value

	COMMON STOCKS 94.0%

	Alternative Carriers 0.6%
123,515	inContact, Inc.*	$805,318

	Apparel Retail 0.5%
74,268	Body Central Corp.*	776,101

	Application Software 9.1%
26,671	Concur Technologies, Inc.*	1,966,453
151,000	Exa Corp.*	1,638,350
67,108	Interactive Intelligence Group, Inc.*	2,016,595
83,700	RealPage, Inc.*	1,891,620
196,515	Tangoe, Inc.*	2,580,242
28,489	Ultimate Software Group, Inc.*	2,908,727

		13,001,987

	Asset Management & Custody Banks 2.3%
65,616	CETIP S.A. — Mercados Organizados (Brazil)	861,175
65,938	SEI Investments Co.	1,414,370
12,430	Virtus Investment Partners, Inc.*	1,068,980

		3,344,525

	Auto Parts & Equipment 1.6%
73,475	WABCO India Ltd. (India)	2,298,488

	Biotechnology 3.6%
273,698	Abcam plc (United Kingdom)	1,775,934
123,471	Exact Sciences Corp.*	1,359,416
401,759	NeurogesX, Inc.*	84,369
22,554	OncoGenex Pharmaceutical, Inc.*	319,590
160,272	Sangamo Biosciences, Inc.*	974,454
22,494	Seattle Genetics, Inc.*	606,213

		5,119,976

	Building Products 0.6%
24,046	Trex Co., Inc.*	820,449

	Communications Equipment 0.9%
6,901	F5 Networks, Inc.*	722,535
26,205	Riverbed Technology, Inc.*	609,790

		1,332,325

	Computer Storage & Peripherals 1.0%
232,449	Intevac, Inc.*	1,420,263

	Construction Materials 1.2%
5,705,580	PT Holcim Indonesia Tbk (Indonesia)	1,699,154

	Consumer Finance 4.0%
192,187	DFC Global Corp.*	3,296,007
25,135	First Cash Financial Services, Inc.*	1,156,462
70,848	Mahindra & Mahindra Financial Services Ltd. (India)	1,207,485

		5,659,954

	Data Processing & Outsourced Services 2.9%
76,830	ExlService Holdings, Inc.*	2,266,485
54,690	Higher One Holdings, Inc.*	737,221
18,340	Syntel, Inc.	1,144,600

		4,148,306

	Distributors 0.9%
29,491	Pool Corp.	1,226,236

	Diversified Banks 4.8%
1,399,402	City Union Bank Ltd. (India)	1,402,188
124,650	HDFC Bank Ltd. (India)	1,483,417
551,800	Yes Bank Ltd. (India)	4,009,429

		6,895,034

Shares		Value

	Electrical Components & Equipment 3.4%
137,791	Polypore International, Inc.*	$4,870,912

	Electronic Manufacturing Services 1.0%
26,171	IPG Photonics Corp.*	1,499,598

	Environmental & Facilities Services 2.5%
75,200	Heritage-Crystal Clean, Inc.*	1,492,720
69,403	Waste Connections, Inc.	2,099,441

		3,592,161

	General Merchandise Stores 1.5%
116,134	Gordmans Stores, Inc.*	2,142,672

	Health Care Equipment 5.8%
257,530	AtriCure, Inc.*	1,916,023
686,100	Cardica, Inc.*	987,984
145,632	Cardiovascular Systems, Inc.*	1,683,506
181,600	Novadaq Technologies, Inc.* (Canada)	1,877,744
82,018	NuVasive, Inc.*	1,879,032
16,460	Zonare Medical Systems, Inc.* *** †	165

		8,344,454

	Health Care Services 0.8%
26,211	IPC The Hospitalist Co., Inc.*	1,197,843

	Health Care Technology 1.4%
36,130	Computer Programs and Systems, Inc.	2,007,021

	Industrial Machinery 3.3%
74,697	IDEX Corp.	3,120,094
47,159	Proto Labs, Inc.*	1,594,917

		4,715,011

	Internet Retail 3.9%
142,083	CafePress, Inc.*	1,294,376
17,100	HomeAway, Inc.*	400,995
131,151	MakeMyTrip Ltd.* (India)	2,233,502
52,153	Shutterfly, Inc.*	1,623,001

		5,551,874

	Internet Software & Services 6.7%
88,132	Angie’s List, Inc.*	932,437
12,408	CoStar Group, Inc.*	1,011,748
75,029	E2open, Inc.*	1,018,894
93,286	SciQuest, Inc.*	1,697,805
60,212	SPS Commerce, Inc.*	2,316,356
229,115	TechTarget, Inc.*	1,354,070
37,450	Vistaprint N.V.*	1,278,917
91,388	Xtera Communications, Inc.* *** †	914

		9,611,141

	IT Consulting & Other Services 4.0%
48,578	Cognizant Technology Solutions Corp., Class A*	3,396,574
21,402	hiSoft Technology International Ltd. ADR* (China)	221,082
200,973	ServiceSource International, Inc.*	2,061,983

		5,679,639

	Leisure Products 1.1%
171,626	Black Diamond, Inc.*	1,505,160

	Life Sciences Tools & Services 0.7%
42,629	ICON plc ADR* (Ireland)	1,038,869

	Oil & Gas Equipment & Services 1.0%
19,440	Dril-Quip, Inc.*	1,397,347

WASATCH ULTRA GROWTH FUND (WAMCX) — Schedule of Investments (continued)

Shares		Value

	Oil & Gas Exploration & Production 1.9%
95,930	Northern Oil and Gas, Inc.*	$1,629,851
47,200	Ultra Petroleum Corp.*	1,037,456

		2,667,307

	Oil & Gas Refining & Marketing 0.3%
133,460	Amyris, Inc.*	459,102

	Packaged Foods & Meats 1.4%
36,076	GlaxoSmithKline Consumer Healthcare Ltd. (India)	2,064,905

	Personal Products 0.0%
50,403	Ophthonix, Inc.* *** †	504

	Pharmaceuticals 1.1%
79,000	Cempra, Inc.*	588,550
282,846	Horizon Pharma, Inc.*	981,476

		1,570,026

	Restaurants 1.4%
76,550	Jubilant Foodworks Ltd.* (India)	1,985,772

	Semiconductors 5.7%
27,987	Hittite Microwave Corp.*	1,552,439
21,695	NVE Corp.*	1,284,127
60,834	Power Integrations, Inc.††	1,851,178
49,222	Silicon Laboratories, Inc.*	1,809,401
74,370	Volterra Semiconductor Corp.*	1,626,472

		8,123,617

	Specialized Finance 1.2%
98,350	CRISIL Ltd. (India)	1,790,046

	Specialty Chemicals 1.7%
44,043	Balchem Corp.	1,617,700
247,500	EcoSynthetix, Inc.* (Canada)	825,713

		2,443,413

	Specialty Stores 0.2%
5,900	Five Below, Inc.*	230,572

	Systems Software 4.6%
18,772	NetSuite, Inc.*	1,197,654
115,454	OPNET Technologies, Inc.	3,933,518
29,052	Sourcefire, Inc.*	1,424,419

		6,555,591

	Thrifts & Mortgage Finance 0.7%
195,084	LIC Housing Finance Ltd. (India)	1,045,232

	Trading Companies & Distributors 0.9%
20,029	MSC Industrial Direct Co., Inc., Class A	1,351,156

	Trucking 1.8%
94,774	Knight Transportation, Inc.	1,355,268
41,833	Old Dominion Freight Line, Inc.*	1,261,683

		2,616,951

	Total Common Stocks (cost $114,287,305)	134,606,012

	PREFERRED STOCKS 0.7%

	Biotechnology 0.1%
169,492	Nanosys, Inc., Series D Pfd.* *** †	194,068
40,380	Nanosys, Inc., Series E Pfd.* *** †	46,235

		240,303

Shares		Value

	Health Care Technology 0.6%
253,064	Data Sciences International, Inc., Series B Pfd.* *** †	$807,502
243,902	TherOx, Inc., Series I Pfd.* *** †	14,634

		822,136

	Total Preferred Stocks (cost $2,021,237)	1,062,439

	LIMITED PARTNERSHIP INTEREST 4.3%

	Asset Management & Custody Banks 4.3%
	Greenspring Global Partners II-B, L.P.*** †	4,468,020
	Greenspring Global Partners III-B, L.P.*** †	1,658,433

		6,126,453

	Total Limited Partnership Interest (cost $5,424,467)	6,126,453

	WARRANTS 0.0%

	Biotechnology 0.0%
43,605	NeurogesX, Inc., expiring 7/22/16* *** †	436

	Health Care Equipment 0.0%
165,000	Cardica, Inc., expiring 9/29/14* *** †	9,900

	Total Warrants (cost $26,076)	10,336

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.9%

	Repurchase Agreement 0.9%
$1,319,049	Repurchase Agreement dated 9/28/12, 0.01% due 10/1/12 with State Street Bank and Trust Co. collateralized by $990,000 of United States Treasury Bonds 4.500% due 8/15/39; value: $1,346,003; repurchase proceeds: $1,319,050†† (cost $1,319,049)	$1,319,049

	Total Short-Term Investments (cost $1,319,049)	1,319,049

	Total Investments (cost $123,078,134) 99.9%	143,124,289

	Other Assets less Liabilities 0.1%	134,394

	NET ASSETS 100.0%	$143,258,683

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

††All or a portion of this security has been designated as collateral for purchase commitments (see Note 12).

ADR American Depositary Receipt.

See Notes to Financial Statements.

SEPTEMBER 30, 2012

At September 30, 2012, Wasatch Ultra Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	0.6
Canada	1.9
China	0.2
India	13.8
Indonesia	1.2
Ireland	0.7
United Kingdom	1.2
United States	80.4

TOTAL	100.0%

WASATCH WORLD INNOVATORS FUND (WAGTX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 85.6%

	Application Software 0.6%
35,641	BasWare Oyj (Finland)	$1,031,512

	Asset Management & Custody Banks 1.5%
43,500	Ameriprise Financial, Inc.	2,466,015

	Automotive Retail 0.9%
52,800	Mekonomen AB (Sweden)	1,565,142

	Biotechnology 3.4%
540,003	Abcam plc (United Kingdom)	3,503,897
83,960	Myriad Genetics, Inc.*	2,266,080

		5,769,977

	Cable & Satellite 1.5%
47,000	DIRECTV*	2,465,620

	Commercial Printing 1.6%
205,700	InnerWorkings, Inc.*	2,678,214

	Computer Hardware 4.4%
9,838	Apple, Inc.	6,564,504
81,978	Silicon Graphics International Corp.*	746,000

		7,310,504

	Computer Storage & Peripherals 2.9%
180,800	EMC Corp.*	4,930,416

	Data Processing & Outsourced Services 9.0%
11,075	MasterCard, Inc., Class A	5,000,141
185,800	VeriFone Systems, Inc.*	5,174,530
37,295	Visa, Inc., Class A	5,007,973

		15,182,644

	Diversified Support Services 0.6%
54,554	Ritchie Bros. Auctioneers, Inc. (Canada)	1,049,074

	Drug Retail 0.5%
24,207	Walgreen Co.	882,103

	Electronic Equipment & Instruments 0.3%
12,419	Hologram Industries (France)	463,102

	Environmental & Facilities Services 0.4%
39,500	Park24 Co. Ltd. (Japan)	646,529

	Health Care Equipment 6.6%
168,799	DiaSorin S.p.A. (Italy)	5,884,116
94,182	Mindray Medical International Ltd. ADR (China)	3,165,457
22,506	STRATEC Biomedical AG (Germany)	1,034,219
15,990	Varian Medical Systems, Inc.*	964,517

		11,048,309

	Health Care Services 1.3%
75,511	Bio-Reference Laboratories, Inc.*	2,158,104

	Health Care Supplies 2.2%
32,106	Sartorius Stedim Biotech (France)	2,890,442
685,382	Shandong Weigao Group Medical Polymer Co. Ltd. (China)	887,420

		3,777,862

	Home Entertainment Software 1.1%
167,940	Activision Blizzard, Inc.	1,894,363

Shares		Value

	Household Appliances 1.3%
34,773	iRobot Corp.*	$791,434
35,300	SodaStream International Ltd.* (Israel)	1,382,701

		2,174,135

	Internet Retail 2.7%
11,366	Amazon.com, Inc.*	2,890,601
45,794	ASOS plc* (United Kingdom)	1,624,942

		4,515,543

	Internet Software & Services 10.4%
86,825	Ancestry.com, Inc.*	2,611,696
155,135	eBay, Inc.*	7,510,085
23,670	Facebook, Inc.*	512,456
9,165	Google, Inc., Class A*	6,914,993
6,528	Xtera Communications, Inc.*** †	65

		17,549,295

	IT Consulting & Other Services 1.8%
30,900	Cognizant Technology Solutions Corp., Class A*	2,160,528
3,810	International Business Machines Corp.	790,385

		2,950,913

	Leisure Products 0.5%
11,800	Shimano, Inc. (Japan)	858,402

	Life Sciences Tools & Services 1.5%
64,000	Agilent Technologies, Inc.	2,460,800

	Movies & Entertainment 0.6%
56,950	DreamWorks Animation SKG, Inc.*	1,095,149

	Oil & Gas Refining & Marketing 2.2%
105,900	World Fuel Services Corp.	3,771,099

	Personal Products 4.3%
151,101	Herbalife Ltd.	7,162,187

	Pharmaceuticals 2.7%
43,130	Teva Pharmaceutical Industries Ltd. ADR (Israel)	1,786,013
49,600	Valeant Pharmaceuticals International, Inc.* (Canada)	2,741,392

		4,527,405

	Real Estate Services 0.9%
34,800	Zillow, Inc.*	1,467,864

	Restaurants 2.3%
191,377	Arcos Dorados Holdings, Inc., Class A (Brazil)	2,952,947
2,891	Chipotle Mexican Grill, Inc.*	918,008

		3,870,955

	Semiconductors 6.5%
72,512	Altera Corp.	2,464,320
61,000	ARM Holdings plc, ADR (United Kingdom)	1,706,780
114,000	Intel Corp.	2,585,520
180,000	NVIDIA Corp.*	2,401,200
52,700	Xilinx, Inc.	1,760,707

		10,918,527

	Specialized Finance 3.9%
14,958	IntercontinentalExchange, Inc.*	1,995,547
142,431	MarketAxess Holdings, Inc.	4,500,819

		6,496,366

	Specialty Chemicals 0.5%
29,300	Novozymes A/S, Class B (Denmark)	808,321

SEPTEMBER 30, 2012

Shares		Value

	Systems Software 3.1%
107,800	Check Point Software Technologies Ltd.* (Israel)	$5,191,648

	Technology Distributors 0.5%
27,000	SYNNEX Corp.*	879,660

	Trading Companies & Distributors 0.9%
38,100	MonotaRO Co. Ltd. (Japan)	1,044,237
6,200	MSC Industrial Direct Co., Inc., Class A	418,252

		1,462,489

	Trucking 0.2%
15,672	Trancom Co. Ltd. (Japan)	311,312

	Total Common Stocks (cost $125,964,993)	143,791,560

	PREFERRED STOCKS 1.8%

	Health Care Equipment 1.8%
37,037	Sartorius AG Pfd. (Germany)	2,948,957

	Total Preferred Stocks (cost $1,559,980)	2,948,957

	LIMITED PARTNERSHIP INTEREST 0.3%

	Asset Management & Custody Banks 0.3%
	Greenspring Global Partners II-B, L.P.*** †	496,747

	Total Limited Partnership Interest (cost $454,387)	496,747

	WARRANTS 0.0%

	Health Care Equipment 0.0%
71,500	Cardica, Inc., expiring 9/29/14* *** †	4,290

	Total Warrants (cost $8,937)	4,290

Principal Amount		Value

	SHORT-TERM INVESTMENTS 12.8%

	Repurchase Agreement 12.8%
$21,497,002	Repurchase Agreement dated 9/28/12, 0.01% due 10/1/12 with State Street Bank and Trust Co. collateralized by $16,130,000 of United States Treasury Bonds 4.500% due 8/15/39; value: $21,930,332; repurchase proceeds: $21,497,002†† (cost $21,497,020)	$21,497,002

	Total Short-Term Investments (cost $21,497,002)	21,497,002

Total Investments (cost $149,485,299) 100.5%	168,738,556

Liabilities less Other Assets (0.5%)	(804,646)

NET ASSETS 100.0%	$167,933,910

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

††All or a portion of this security has been designated as collateral for purchase commitments (see Note 12).

ADR American Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2012, Wasatch World Innovators Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	2.0
Canada	2.6
China	2.8
Denmark	0.5
Finland	0.7
France	2.3
Germany	2.7
Israel	5.7
Italy	4.0
Japan	1.9
Sweden	1.1
United Kingdom	4.6
United States	69.1

TOTAL	100.0%

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Schedule of Investments

Principal Amount		Value

	ASSET BACKED SECURITIES 3.1%

$1,500,000	Citibank Credit Card Issuance Trust, 5.65%, 9/20/19, Series 2007-A8, Class A8	$1,836,743
900,000	Citibank Omni Master Trust, 4.90%, 11/15/18, Series 2009-A17, Class A17†	981,008
1,400,000	World Financial Network Credit Card Master Trust, 3.14%, 1/17/23, Series 2012-A, Class A	1,513,978

	Total Asset Backed Securities (cost $4,184,989)	4,331,729

	COLLATERALIZED MORTGAGE OBLIGATIONS 24.3%

250,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.247%, 11/10/42, Series 2005-1, Class A4†††	255,377
24,329	Banc of America Mortgage Securities, Inc., 2.912%, 2/25/33, Series 2003-A, Class 3A1†††	22,584
98,845	Bear Stearns Commercial Mortgage Securities, 4.735%, 9/11/42, Series 2005-PWR9, Class A2	101,377
119,896	Countrywide Home Loan Mortgage Pass Through Trust, 4.50%, 8/25/19, Series 2004-J7, Class 2A1	121,710
687,329	Federal Home Loan Mortgage Corp., 1.50%, 9/15/22, Series 3760, Class BA	693,679
337,791	Federal Home Loan Mortgage Corp., 1.50%, 4/15/24, Series 3780, Class TA	339,203
115,417	Federal Home Loan Mortgage Corp., 2.358%, 5/1/31, Series 847292†††	123,701
94,843	Federal Home Loan Mortgage Corp., 2.455%, 12/1/32, Series 847527†††	99,823
61,408	Federal Home Loan Mortgage Corp., 2.54%, 11/1/35, Series 1M0010†††	65,314
28,819	Federal Home Loan Mortgage Corp., 2.861%, 8/1/33, Series 847281†††	30,823
361,775	Federal Home Loan Mortgage Corp., 3.456%, 1/1/25, Series 775629†††	363,555
255,268	Federal Home Loan Mortgage Corp., 3.658%, 5/1/25, Series 775617†††	269,600
124,330	Federal Home Loan Mortgage Corp., 4.00%, 6/15/17, Series 2714, Class BW	124,494
337,052	Federal Home Loan Mortgage Corp., 4.50%, 12/1/18, Series G11657	362,241
300,634	Federal Home Loan Mortgage Corp., 5.50%, 5/15/15, Series 2808, Class VA	316,310
94,490	Federal Home Loan Mortgage Corp., 5.50%, 10/1/25, Series C90925	103,593
319,820	Federal Home Loan Mortgage Corp., 5.50%, 8/1/29, Series C46102	350,631
333,397	Federal National Mortgage Assoc., 1.94%, 12/1/35, Series 848390†††	347,773
378,727	Federal National Mortgage Assoc., 2.055%, 1/1/35, Series 825245†††	398,516
174,305	Federal National Mortgage Assoc., 2.535%, 11/1/34, Series 782320†††	186,545
16,544	Federal National Mortgage Assoc., 2.60%, 10/1/32, Series 659567†††	16,600
181,087	Federal National Mortgage Assoc., 2.814%, 1/1/18, Series 57735†††	187,424
186,474	Federal National Mortgage Assoc., 2.895%, 2/1/21, Series 313380†††	194,844
299,650	Federal National Mortgage Assoc., 3.50%, 6/25/23, Series 2003-46, Class LD	314,541

Principal Amount		Value

$ 339,171	Federal National Mortgage Assoc., 3.875%, 1/25/39, Series 2009-2, Class WJ	$365,860
214,803	Federal National Mortgage Assoc., 4.00%, 10/25/32, Series 2003-28, Class GA	223,112
170,512	Federal National Mortgage Assoc., 4.066%, 7/1/19, Series 070377†††	177,601
332,146	Federal National Mortgage Assoc., 4.50%, 5/1/19, Series 725445	359,467
309,456	Federal National Mortgage Assoc., 4.50%, 7/1/19, Series 725609	334,910
566,509	Federal National Mortgage Assoc., 4.50%, 6/25/29, Series 2005-121, Class V	596,263
1,301,800	Federal National Mortgage Assoc., 5.00%, 7/25/23, Series 2005-4, Class VG	1,345,505
250,000	Federal National Mortgage Assoc., 5.50%, 5/25/23, Series 2003-42, Class EK	288,333
295,050	Government National Mortgage Assoc., 1.625%, 1/20/30, Series 80364†††	307,219
587,640	Government National Mortgage Assoc., 1.625%, 9/20/34, Series 81054†††	608,009
794,446	Government National Mortgage Assoc., 1.75%, 6/20/30, Series 80416†††	827,015
782,750	Government National Mortgage Assoc., 2.125%, 7/20/34, Series 80987†††	815,655
1,075,626	Government National Mortgage Assoc., 2.50%, 5/20/40, Series 2012-94, Class GA	1,122,400
956,165	Government National Mortgage Assoc., 3.00%, 8/20/38, Series 2010-47, Class CG	993,468
976,909	Government National Mortgage Assoc., 3.00%, 12/20/38, Series 2010-89, Class PA	1,009,176
1,508,079	Government National Mortgage Assoc., 3.00%, 5/20/39, Series 2010-68, Class YE	1,569,492
1,786,615	Government National Mortgage Assoc., 3.00%, 10/20/39, Series 2010-117, Class GD	1,863,580
1,142,801	Government National Mortgage Assoc., 3.00%, 6/20/41, Series 2011-138, Class PN	1,188,182
31,842	Government National Mortgage Assoc., 3.25%, 7/20/37, Series 2010-33, Class AP	31,851
1,517,836	Government National Mortgage Assoc., 3.50%, 1/20/37, Series 2009-31, Class PD	1,586,456
1,748,193	Government National Mortgage Assoc., 3.50%, 6/20/39, Series 2010-129, Class NU	1,880,316
669,089	Government National Mortgage Assoc., 4.00%, 6/20/38, Series 2009-69, Class WC	697,984
1,157,787	Government National Mortgage Assoc., 4.00%, 9/20/38, Series 2009-108, Class WG	1,245,230
1,031,612	Government National Mortgage Assoc., 4.00%, 3/20/39, Series 2009-31, Class TA	1,100,457
951,303	Government National Mortgage Assoc., 4.00%, 4/16/39, Series 2009-110, Class AB	996,443
1,054,368	Government National Mortgage Assoc., 4.00%, 8/20/39, Series 2009-69, Class PV	1,116,028
581,959	Government National Mortgage Assoc., 4.50%, 8/15/24, Series 717874	636,284
766,104	Government National Mortgage Assoc., 4.50%, 6/20/34, Series 2009-101, Class G	798,820
686,881	Government National Mortgage Assoc., 4.50%, 8/20/34, Series 2009-36, Class G	715,426
721,870	Government National Mortgage Assoc., 4.50%, 8/16/35, Series 2009-62, Class DT	753,935
482,730	Government National Mortgage Assoc., 4.50%, 2/20/38, Series 2009-55, Class NP	534,625
752,322	Government National Mortgage Assoc., 4.50%, 3/20/39, Series 2009-14, Class AG	837,782
293,930	Government National Mortgage Assoc., 4.658%, 12/16/30, Series 2005-12, Class C	306,097
520,145	Government National Mortgage Assoc., 5.00%, 9/16/31, Series 2009-38, Class A	546,532

SEPTEMBER 30, 2012

Principal Amount		Value

$ 500,000	Government National Mortgage Assoc., 5.00%, 7/20/34, Series 2004-105, Class MC	$543,305
134,635	Government National Mortgage Assoc., 5.00%, 8/20/39, Series 004513	143,077

	Total Collateralized Mortgage Obligations (cost $33,197,361)	33,856,153

	CORPORATE BONDS 38.3%

	Aerospace & Defense 0.7%
200,000	General Dynamics Corp., 4.25%, 5/15/13	204,994
250,000	Martin Marietta Corp., 7.375%, 4/15/13	258,881
500,000	Raytheon Co., 1.625%, 10/15/15	512,215

		976,090

	Air Freight & Logistics 0.5%
620,000	United Parcel Service, Inc., 5.50%, 1/15/18	753,875

	Automotive Retail 0.6%
775,000	AutoZone, Inc., 5.50%, 11/15/15	877,705

	Beverages — Non-alcoholic 1.1%
500,000	PepsiAmericas, Inc., 5.00%, 5/15/17	584,047
750,000	PepsiCo, Inc., 5.00%, 6/1/18	891,406

		1,475,453

	Cable & Satellite 0.7%
800,000	Comcast Corp., 4.95%, 6/15/16	908,178

	Commercial Banks — Non-U.S. 1.5%
1,100,000	Royal Bank of Canada, 2.00%, 5/15/20 MTN## (Canada)	1,087,336
1,000,000	Toronto-Dominion Bank (The), 2.375%, 10/19/16 (Canada)	1,051,842

		2,139,178

	Commercial Banks — Central U.S. 0.4%
600,000	SunTrust Bank, 1.36%, 6/30/14†††	593,273

	Commercial Banks — Southern U.S. 0.6%
800,000	BB&T Corp., 3.20%, 3/15/16 MTN	859,221

	Computer Hardware 0.7%
900,000	Hewlett-Packard Co., 2.125%, 9/13/15	913,325

	Construction & Farm Machinery & Heavy Trucks 0.4%
500,000	Caterpillar Financial Services Corp., 5.85%, 9/1/17 MTN	604,920

	Cosmetics & Toiletries 0.4%
459,761	Procter & Gamble — ESOP, 9.36%, 1/1/21, Series A	622,761

	Distillers & Vintners 0.4%
504,000	Diageo Capital plc, 7.375%, 1/15/14 (United Kingdom)	547,307

	Diversified Banks 4.9%
1,250,000	Bank of America Corp., 7.375%, 5/15/14 MTN	1,368,314
500,000	Goldman Sachs Group, Inc. (The), 3.625%, 2/7/16	527,445
1,350,000	JPMorgan Chase Bank NA, 5.875%, 6/13/16	1,552,423
500,000	SouthTrust Corp., 5.80%, 6/15/14	538,403
1,125,000	US Bancorp, 2.20%, 11/15/16 MTN	1,180,937
750,000	Wachovia Corp., 5.25%, 8/1/14	806,156
700,000	Wachovia Corp., 5.75%, 2/1/18 MTN	845,309

		6,818,987

Principal Amount		Value

	Diversified Financial Services 2.8%
$2,350,000	General Electric Capital Corp., 5.40%, 2/15/17 MTN	$2,713,103
1,000,000	General Electric Capital Corp., 5.625%, 5/1/18	1,179,300

		3,892,403

	Diversified Metals & Mining 0.3%
450,000	Rio Tinto Alcan, Inc., 4.50%, 5/15/13 (Canada)	460,246

	Drug Retail 0.3%
400,000	Walgreen Co., 4.875%, 8/1/13	414,108

	Electric Utilities 0.2%
300,000	Florida Power & Light Co., 4.85%, 2/1/13	304,392

	Electric — Integrated 0.5%
659,000	Southern Co. (The), 2.375%, 9/15/15, Series A	690,027

	Enterprise Software & Services 0.9%
1,000,000	Oracle Corp., 5.75%, 4/15/18	1,240,943

	Finance — Auto Loans 0.4%
500,000	PACCAR Financial Corp., 1.05%, 6/5/15 MTN	504,517

	Finance — Consumer Loans 0.7%
1,000,000	John Deere Capital Corp., 2.00%, 1/13/17 MTN	1,041,682

	Finance — Credit Card 0.9%
975,000	American Express Co., 6.15%, 8/28/17	1,186,023

	Finance — Other Services 0.4%
500,000	Sun Canada Financial Co., 7.25%, 12/15/15†	566,669

	Footwear 0.5%
600,000	Nike, Inc., 5.15%, 10/15/15 MTN	675,017

	Health Care Equipment 0.2%
250,000	Baxter International, Inc., 4.625%, 3/15/15	274,384

	Industrial Gases 0.5%
600,000	Praxair, Inc., 4.625%, 3/30/15	659,983

	Instruments — Scientific 0.5%
700,000	Thermo Fisher Scientific, Inc., 3.20%, 3/1/16	746,359

	Integrated Telecommunication Services 1.6%
129,084	Ameritech Capital Funding, 9.10%, 6/1/16	151,180
870,000	AT&T, Inc., 5.50%, 2/1/18	1,055,384
300,000	Verizon Communications, Inc., 5.50%, 2/15/18	365,767
520,000	Verizon Communications, Inc., 5.55%, 2/15/16	601,654

		2,173,985

	Investment Banking & Brokerage 0.5%
700,000	Morgan Stanley, 3.80%, 4/29/16	723,338

	Life & Health Insurance 1.1%
850,000	Prudential Financial, Inc., 6.20%, 1/15/15	940,892
480,000	Prudential Holdings, LLC, 7.245%, 12/18/23, Series FSA†	597,696

		1,538,588

	Medical Instruments 0.9%
1,100,000	Medtronic, Inc., 4.45%, 3/15/20	1,278,474

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Schedule of Investments (continued)

Principal Amount		Value

	Medical — Drugs 0.6%
$ 575,000	Pharmacia Corp., 6.75%, 12/15/27	$778,505

	Medical — Health Maintenance Organizations 0.8%
1,000,000	WellPoint, Inc., 4.35%, 8/15/20	1,097,103

	Movies & Entertainment 0.7%
300,000	Walt Disney Co. (The), 2.75%, 8/16/21	315,776
250,000	Walt Disney Co. (The), 4.50%, 12/15/13 MTN	262,381
350,000	Walt Disney Co. (The), 6.00%, 7/17/17, Series C MTN	430,482

		1,008,639

	Oil Companies — Exploration & Production 0.5%
600,000	Apache Finance Canada Corp., 4.375%, 5/15/15 (Canada)	656,446

	Oil Companies — Integrated 0.7%
750,000	ConocoPhillips, 5.75%, 2/1/19	932,140

	Personal Products 0.5%
655,000	Avon Products, Inc., 5.625%, 3/1/14	687,768

	Pharmaceuticals 2.9%
745,000	AstraZeneca plc, 5.90%, 9/15/17 (United Kingdom)	915,119
795,000	Cardinal Health, Inc., 6.00%, 6/15/17	919,081
1,000,000	Johnson & Johnson, 5.55%, 8/15/17	1,219,744
725,000	Pharmacia Corp., 6.50%, 12/1/18	922,271

		3,976,215

	Property & Casualty Insurance 0.3%
435,000	Allstate Corp. (The), 7.50%, 6/15/13	456,502

	Railroads 1.1%
300,000	Burlington Northern Santa Fe, LLC, 4.30%, 7/1/13	308,513
1,000,000	Union Pacific Corp., 5.70%, 8/15/18	1,217,930

		1,526,443

	Regional Banks 0.6%
700,000	Fifth Third Bancorp, 5.45%, 1/15/17	788,150

	Semiconductor Equipment 0.2%
250,000	Applied Materials, Inc., 2.65%, 6/15/16	264,365

	Soft Drinks 0.4%
600,000	Bottling Group, LLC, 4.625%, 11/15/12	602,944

	Special Purpose Entity 0.4%
525,000	Principal Life Global Funding I, 5.05%, 3/15/15†	571,521

	Specialized Finance 0.4%
600,000	CME Group, Inc., 5.40%, 8/1/13	624,817

	Specialty Chemicals 1.2%
1,150,000	Lubrizol Corp., 8.875%, 2/1/19	1,625,474

	Steel 0.9%
1,000,000	Nucor Corp., 5.75%, 12/1/17	1,215,172

	Total Corporate Bonds (cost $51,028,388)	53,273,615

	MUNICIPAL BONDS 1.4%

650,000	Arizona State Transportation Board Highway Revenue, 5.00%, 7/1/23	736,840
625,000	City of Liberty MO, 4.45%, 10/1/13 (NATL-RE)	625,000
500,000	Richmond Joint Powers Financing Authority, 8.25%, 7/1/19 Class B	562,085

	Total Municipal Bonds (cost $1,788,846)	1,923,925

Shares		Value

	MUTUAL FUNDS 0.6%

49,453	Eaton Vance Short Duration Diversified Income Fund	$871,362

	Total Mutual Funds (cost $751,608)	871,362

	EXCHANGE TRADED FUNDS 0.5%

6,000	iShares iBoxx Investment Grade Corporate Bond Fund	730,620

	Total Exchange Traded Funds (cost $519,311)	730,620

Principal Amount		Value
	U.S. GOVERNMENT AGENCY SECURITIES 17.1%

$1,000,000	Federal Farm Credit Bank, 2.65%, 5/11/15	$1,058,944
1,000,000	Federal Farm Credit Bank, 3.85%, 2/11/15	1,082,112
1,000,000	Federal Farm Credit Bank, 3.875%, 10/7/13	1,037,072
650,000	Federal Farm Credit Bank, 4.875%, 4/1/14	694,773
1,415,000	Federal Home Loan Bank, 3.625%, 3/10/17	1,586,876
1,150,000	Federal Home Loan Mortgage Corp., 1.25%, 11/16/15 MTN	1,151,055
2,000,000	Federal Home Loan Mortgage Corp., 2.50%, 5/27/16	2,145,034
1,300,000	Federal Home Loan Mortgage Corp., 3.00%, 7/28/14	1,362,625
700,000	Federal Home Loan Mortgage Corp., 4.75%, 11/17/15	793,747
1,500,000	Federal National Mortgage Assoc., 1.125%, 12/28/16, Series 0001##	1,503,489
1,525,000	Federal National Mortgage Assoc., 1.25%, 10/26/16, Series 4##	1,526,011
1,050,000	Federal National Mortgage Assoc., 2.05%, 5/23/17	1,112,224
2,200,000	Federal National Mortgage Assoc., 2.625%, 11/20/14	2,309,787
1,800,000	Federal National Mortgage Assoc., 4.875%, 12/15/16	2,115,871
600,000	Federal National Mortgage Assoc., 5.24%, 8/7/18	624,383
579,429	New Valley Generation IV, 4.687%, 1/15/22	663,047
800,000	Tennessee Valley Authority, 3.875%, 2/15/21	939,447
1,000,000	Tennessee Valley Authority, 6.25%, 12/15/17, Series E	1,274,568
1,000,000	Tennessee Valley Authority Generic Strip, 0.00%, 11/1/18, Series C###	915,619

	Total U.S. Government Agency Securities (cost $23,052,841)	23,896,684

SEPTEMBER 30, 2012

Principal Amount		Value

	U.S. TREASURY INFLATION PROTECTED BONDS 1.5%

$ 354,302	U.S. Treasury Bond, 0.125%, 1/15/22#	$386,742
1,421,745	U.S. Treasury Bond, 1.625%, 1/15/18#	1,663,553

	Total U.S. Treasury Inflation Protected Bonds (cost $1,744,801)	2,050,295

	U.S. TREASURY NOTES 9.8%

1,250,000	U.S. Treasury Note, 2.75%, 12/31/17	1,383,594
4,125,000	U.S. Treasury Note, 3.25%, 12/31/16	4,600,988
6,500,000	U.S. Treasury Note, 3.625%, 8/15/19	7,634,451

	Total U.S. Treasury Notes (cost $13,088,144)	13,619,033

Shares		Value
	PREFERRED STOCKS 0.8%

	Diversified Banks 0.5%
4,762	Bank One Capital TR VI, 7.20%, Pfd.	$122,479
14,200	Harris Preferred Capital Corp., 7.375%, Series A Pfd.§§§	363,804
10,000	JPMorgan Chase Capital XIX, 6.625%, Series S Pfd.	252,600

		738,883

	Electric Utilities 0.1%
5,000	Entergy Texas, Inc., 7.875%, Pfd.	143,900

	Investment Banking & Brokerage 0.2%
10,000	Morgan Stanley Cap TR VI, 6.60%, Pfd.	251,300

	Total Preferred Stocks (cost $1,104,494)	1,134,083

Principal Amount		Value
	SHORT-TERM INVESTMENTS 1.9%

	Repurchase Agreement 1.9%
$2,584,527	Repurchase Agreement dated 9/28/12, 0.01% due 10/1/12 with State Street Bank and Trust Co. collateralized by $1,940,000 of United States Treasury Bonds 4.500% due 08/15/39; value: $2,637,622; repurchase proceeds: $2,584,530 (cost $2,584,527)	$2,584,527

	Total Short-Term Investments (cost $2,584,527)	2,584,527

	Total Investments (cost $133,045,310) 99.3%	138,272,026

	Other Assets less Liabilities 0.7%	914,153

	NET ASSETS 100.0%	$139,186,179

†Liquid security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933.

†††Variable rate securities.

§§§Perpetual maturity. Callable any time after first call date. Maturity date is next call date.

#Treasury Inflation Protected Securities. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on a principal amount that is adjusted for inflation based on the Consumer Price Index.

##Step bond. The rate shown is as of September 30, 2012 and will reset at a future date.

###Zero coupon bond.

MTN Medium Term Note.

NATL-RE National Public Finance Guarantee Corporation.

See Notes to Financial Statements.

At September 30, 2012, Wasatch-1st Source Income Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	2.4
United Kingdom	1.1
United States	96.5

TOTAL	100.0%

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Schedule of Investments	SEPTEMBER 30, 2012

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 98.0%

$28,000,000	U.S. Treasury Bond, 3.00%, 5/15/42	$29,032,500
30,500,000	U.S. Treasury Bond, 3.125%, 11/15/41	32,492,016
8,000,000	U.S. Treasury Bond, 3.125%, 2/15/42	8,510,000
9,700,000	U.S. Treasury Bond, 3.50%, 2/15/39	11,135,299
3,000,000	U.S. Treasury Bond, 3.875%, 8/15/40	3,665,157
4,035,000	U.S. Treasury Bond, 4.25%, 5/15/39	5,228,476
6,900,000	U.S. Treasury Bond, 4.25%, 11/15/40	8,959,222
1,400,000	U.S. Treasury Bond, 4.375%, 2/15/38	1,842,968
1,040,000	U.S. Treasury Bond, 4.375%, 5/15/40	1,375,888
10,000,000	U.S. Treasury Bond, 4.50%, 5/15/38	13,417,190
6,000,000	U.S. Treasury Bond, 4.50%, 8/15/39	8,075,628
6,260,000	U.S. Treasury Bond, 4.75%, 2/15/41	8,772,802
58,400,000	U.S. Treasury Strip, principal only, 5/15/30	37,027,294
52,300,000	U.S. Treasury Strip, principal only, 2/15/31	32,393,365
54,837,000	U.S. Treasury Strip, principal only, 2/15/37	27,374,521
55,000,000	U.S. Treasury Strip, principal only, 5/15/39	25,251,710
26,000,000	U.S. Treasury Strip, principal only, 5/15/40	11,505,156

	Total U.S. Government Obligations (cost $227,356,461)	266,059,192

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.7%

	Repurchase Agreement 1.7%
$4,640,675	Repurchase Agreement dated 9/28/12, 0.01% due 10/1/12 with State Street Bank and Trust Co. collateralized by $3,485,000 of United States Treasury Bonds 4.500% due 8/15/39; value: $4,738,203; repurchase proceeds: $4,640,679 (cost $4,640,675)	$4,640,675

	Total Short-Term Investments (cost $4,640,675)	4,640,675

	Total Investments (cost $231,997,136) 99.7%	270,699,867

	Other Assets less Liabilities 0.3%	795,003

	NET ASSETS 100.0%	$271,494,870

	See Notes to Financial Statements.

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WASATCH FUNDS — Statements of Assets and Liabilities

	CORE GROWTH FUND	EMERGING INDIA FUND	EMERGING MARKETS SMALL CAP FUND

Assets:
Investments, at cost
Unaffiliated issuers	$386,582,923	$12,025,826	$1,208,735,444
Repurchase agreements	41,733,232	203,320	40,434,738

	$428,316,155	$12,229,146	$1,249,170,182

Investments, at market value
Unaffiliated issuers	$549,536,441	$13,268,854	$1,448,048,880
Repurchase agreements	41,733,232	203,320	40,434,738

	591,269,673	13,472,174	1,488,483,618
Cash	—	—	—
Foreign currency on deposit (cost of $0, $192,316, $689,431, $71,281, $58,887, $0, $243,179 and $15,831, respectively)	—	201,669	690,110
Receivable for investment securities sold	—	—	4,587,352
Capital shares receivable	842,199	93,835	2,097,694
Interest and dividends receivable	25,755	1,278	359,041
Prepaid expenses and other assets	40,392	8,724	73,318

Total Assets	592,178,019	13,777,680	1,496,291,133

Liabilities:
Call options written at value (premiums of $150,916, $0, $0, $0, $0, $0, $0 and $0, respectively)	112,700	—	—
Payable for securities purchased	—	—	4,220,533
Capital shares payable	837,665	100	736,476
Payable to Advisor	480,317	8,603	1,847,270
Accrued fund administration fees	15,790	342	38,579
Accrued expenses and other liabilities	259,943	45,835	907,787
Other payables	—	64,914	6,275,795

Total Liabilities	1,706,415	119,794	14,026,440

Net Assets	$590,471,604	$13,657,886	$1,482,264,693

Net Assets Consist of:
Capital stock	$142,576	$67,620	$5,564,135
Paid-in-capital in excess of par	465,848,849	13,415,446	1,308,598,652
Undistributed net investment income (loss)	(3,010,195)	(159,823)	(376,915)
Undistributed net realized gain (loss) on investments, options and foreign currency translations	(35,501,360)	(852,886)	(64,553,470)
Net unrealized appreciation on investments, options and foreign currency translations	162,991,734	1,187,529	233,032,291

Net Assets	$590,471,604	$13,657,886	$1,482,264,693

Net Assets
Investor Class	581,370,672	13,657,886	1,482,264,693
Institutional Class[2]	9,100,932	—	—

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $.01 par value)
Investor Class	14,038,039	6,762,007	556,413,479
Institutional Class[2]	219,591	—	—

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$41.41	$2.02	$2.66

Institutional Class[2]	$41.44	$—	$—

[1]	Fund inception date was January 31, 2012.

[2]	Institutional Class inception date was January 31, 2012.

[3]	Prior period adjustment for dividends of $63,681 reclassed to return of capital.

See Notes to Financial Statements.

SEPTEMBER 30, 2012

FRONTIER EMERGING SMALL COUNTRIES FUND[1]	GLOBAL OPPORTUNITIES FUND	HERITAGE GROWTH FUND		INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND

$27,177,502	$114,202,139	$83,842,794		$312,939,951	$148,752,386
1,416,788	—	7,801,469		17,951,553	7,818,066

$28,594,290	$114,202,139	$91,644,263		$330,891,504	$156,570,452

$30,818,042	$155,537,908	$104,241,590		$414,543,712	$188,789,405
1,416,788	—	7,801,469		17,951,553	7,818,066

32,234,830	155,537,908	112,043,059		432,495,265	196,607,471
164,510	—	—		—	—

71,370	58,786	—		242,740	15,935
76,467	48	—		197,492	953
944,895	214,012	12,350		2,322,806	95,295
49,606	106,951	38,599		692,018	317,011
32,949	25,136	15,672		36,496	12,948

33,574,627	155,942,841	112,109,680		435,986,817	197,049,613

—	—	—		—	—
383,448	9	—		314	1,619,030
2,420	381,033	21,219		294,901	118,692
17,027	187,070	52,079		423,782	289,673
739	4,144	3,114		10,923	5,124
63,138	108,265	80,966		207,510	223,712
62,606	1,680,358	—		225,070	230,154

529,378	2,360,879	157,378		1,162,500	2,486,385

$33,045,249	$153,581,962	$111,952,302		$434,824,317	$194,563,228

$136,872	$370,475	$87,438		$193,766	$806,174
29,208,331	95,633,793	87,913,430		365,176,105	161,274,100
65,934	(990,976)	(335,233)		646,806	(309,387)

57,215	17,297,774	3,887,445	[3]	(32,554,799)	(7,011,840)

3,576,897	41,270,896	20,399,222	[3]	101,362,439	39,804,181

$33,045,249	$153,581,962	$111,952,302		$434,824,317	$194,563,228

33,045,249	153,581,962	111,952,302		434,824,317	194,563,228
—	—	—		—	—

13,687,191	37,047,546	8,743,751		19,376,557	80,617,428
—	—	—		—	—

$2.41	$4.15	$12.80		$22.44	$2.41

$—	$—	$—		$—	$—

WASATCH FUNDS — Statements of Assets and Liabilities (continued)

	LARGE CAP VALUE FUND	LONG/SHORT FUND	MICRO CAP FUND

Assets:
Investments, at cost
Unaffiliated issuers	$1,009,578,172	$1,042,202,508	$218,121,736
Affiliated issuers[1]	—	25,746,133	1,540,000
Repurchase agreements	44,867,332	351,350,087	4,460,102

	$1,054,445,504	$1,419,298,728	$224,121,838

Investments, at market value
Unaffiliated issuers	$1,270,266,260	$1,144,024,719	$289,268,337
Affiliated issuers[1]	—	25,506,390	13,860
Repurchase agreements	44,867,332	351,350,087	4,460,102

	1,315,133,592	1,520,881,196	293,742,299
Foreign currency on deposit (cost of $0, $0, $0, $55,973, $0, $0, $0 and $0, respectively)	—	—	—
Receivable for investment securities sold	—	25,055,675	1,363,302
Receivable from broker for securities sold short	—	163,294,738	—
Capital shares receivable	1,066,816	4,380,080	11,566
Interest and dividends receivable	1,666,792	731,927	40,073
Prepaid expenses and other assets	133,457	58,783	16,316

Total Assets	1,318,000,657	1,714,402,399	295,173,556

Liabilities:
Call options written at value (premiums of $0, $8,653,127, $0, $255,255, $0, $134,261, $0 and $0, respectively)	—	6,597,784	—
Securities sold short, at value (proceeds of $0, $153,441,405, $0, $0, $0, $0, $0 and $0, respectively)	—	159,534,764	—
Bank overdraft of foreign currency (cost of $0, $0, $0, $0, $0, $0, $763 and $0, respectively)	—	—	—
Payable for securities purchased	—	8,112,732	—
Capital shares payable	2,491,761	968,302	4,986,929
Dividends payable to shareholders	61,013	—	—
Payable to Advisor	876,968	1,385,526	474,341
Accrued fund administration fees	37,020	40,075	8,082
Accrued expenses and other liabilities	658,216	399,691	106,690
Other payables	—	143,840	148,465
Unrealized depreciation on foreign currency contracts	—	—	—

Total Liabilities	4,124,978	177,182,714	5,724,507

Net Assets	$1,313,875,679	$1,537,219,685	$289,449,049

Net Assets Consist of:
Capital stock	$917,903	$1,124,947	$507,184
Paid-in-capital in excess of par	1,054,116,318	1,441,558,615	265,060,225
Undistributed net investment income (loss)	(61,013)	(1,627,098)	(3,746,925)
Undistributed net realized gain (loss) on investments, options and foreign currency translations	(1,785,617)	(1,381,231)	(41,843,447)
Net unrealized appreciation on investments, options and foreign currency translations	260,688,088	97,544,452	69,472,012

Net Assets	$1,313,875,679	$1,537,219,685	$289,449,049

Net Assets
Investor Class	1,298,364,901	1,537,219,685	289,449,049
Institutional Class[2]	15,510,778	—	—

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $.01 par value)
Investor Class	90,706,459	112,494,741	50,718,370
Institutional Class[2]	1,083,810	—	—

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$14.31	$13.66	$5.71

Institutional Class[2]	$14.31	$—	$—

[1]	See Note 10 for information on affiliated issuers.

[2]	Institutional Class inception date January 31, 2012.

[3]	Prior period adjustment for dividends of $25,000 reclassed to return of capital.

[4]	Prior period adjustment for dividends of $109,634 reclassed to return of capital.

See Notes to Financial Statements.

SEPTEMBER 30, 2012

MICRO CAP VALUE FUND		SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND	ULTRA GROWTH FUND

$101,286,907		$1,035,415,140	$146,952,547	$36,265,466	$121,759,085
—		99,795,838	—	—	—
3,610,143		140,939,232	2,386,104	5,224,570	1,319,049

$104,897,050		$1,276,150,210	$149,338,651	$41,490,036	$123,078,134

$132,079,048		$1,549,796,643	$172,063,656	$39,419,056	$141,805,240
—		91,683,715	—	—	—
3,610,143		140,939,232	2,386,104	5,224,570	1,319,049

135,689,191		1,782,419,590	174,449,760	44,643,626	143,124,289
56,068		—	—	—	—
3,525,268		49,137,893	62,751	588,132	557,644
—		—	—	—	—
85,700		1,667,140	8,017	6,890	14,248
99,145		115,512	169,387	122,004	3,446
13,463		76,225	22,132	11,173	13,366

139,468,835		1,833,416,360	174,712,047	45,371,825	143,712,993

165,575		—	31,500	—	—
—		—	—	—	—
—		—	—	771	—
317,273		3,552,617	688,681	588,404	—
90,317		1,101,999	20,826	71,203	99,107
—		—	—	7,153	—
230,498		1,505,564	142,074	21,040	117,502
3,761		49,345	4,805	1,222	3,904
113,206		823,807	113,047	46,610	103,098
233,011		1,601,729	137,580	—	130,699
15,841		—	—	—	—

1,169,482		8,635,061	1,138,513	736,403	454,310

$138,299,353		$1,824,781,299	$173,573,534	$44,635,422	$143,258,683

$485,996		$416,393	$456,094	$47,993	$62,739
97,614,933		1,227,896,226	247,005,867	46,268,352	106,607,786
(903,803)		(8,456,437)	(940,614)	(218,387)	142,969
10,472,323	[3]	100,256,797	(98,026,567)	(4,616,156)[4]	16,529,719
30,629,904	[3]	504,668,320	25,078,754	3,153,620 [4]	19,915,470

$138,299,353		$1,824,781,299	$173,573,534	$44,635,422	$143,258,683

138,299,353		1,824,781,299	166,330,134	44,635,422	143,258,683
—		—	7,243,400	—	—

48,599,604		41,639,252	43,710,864	4,799,283	6,273,943
—		—	1,898,544	—	—

$2.85		$43.82	$3.81	$9.30	$22.83

$—		$—	$3.82	$—	$—

WASATCH FUNDS — Statements of Assets and Liabilities (continued)	SEPTEMBER 30, 2012

	WORLD INNOVATORS FUND	INCOME FUND	U.S. TREASURY FUND

Assets:
Investments, at cost
Unaffiliated issuers	$127,988,297	$130,460,783	$227,356,461
Repurchase agreements	21,497,002	2,584,527	4,640,675

	$149,485,299	$133,045,310	$231,997,136

Investments, at market value
Unaffiliated issuers	$147,241,554	$135,687,499	$266,059,192
Repurchase agreements	21,497,002	2,584,527	4,640,675

	168,738,556	138,272,026	270,699,867
Receivable for investment securities sold	206,538	—	—
Capital shares receivable	249,557	86,794	329,055
Interest and dividends receivable	42,267	1,006,103	1,210,416
Prepaid expenses and other assets	16,144	18,933	27,143

Total Assets	169,253,062	139,383,856	272,266,481

Liabilities:
Payable for securities purchased	852,531	—	—
Capital shares payable	139,157	35,820	413,636
Dividends payable to shareholders	—	38,635	131,654
Payable to Advisor	206,602	62,972	110,114
Accrued fund administration fees	4,298	3,899	7,416
Accrued expenses and other liabilities	116,564	56,351	108,791

Total Liabilities	1,319,152	197,677	771,611

Net Assets	$167,933,910	$139,186,179	$271,494,870

Net Assets Consist of:
Capital stock	$90,509	$133,308	$144,768
Paid-in-capital in excess of par	157,788,756	134,570,025	228,050,360
Undistributed net investment income (loss)	(1,075,802)	36,983	12,047
Undistributed net realized gain (loss) on investments, options and foreign currency translations	(8,120,714)	(780,853)	4,584,964
Net unrealized appreciation on investments, options and foreign currency translations	19,251,161	5,226,716	38,702,731

Net Assets	$167,933,910	$139,186,179	$271,494,870

Net Assets
Investor Class	167,933,910	139,186,179	271,494,870
Institutional Class[1]	—	—	—

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $.01 par value)
Investor Class	9,050,914	13,330,817	14,476,799
Institutional Class[1]	—	—	—

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$18.55	$10.44	$18.75

Institutional Class[1]	$—	$—	$—

[1]Institutional	Class inception date January 31, 2012.

See Notes to Financial Statements.

(This page intentionally left blank.)

WASATCH FUNDS — Statements of Operations

	CORE GROWTH FUND	EMERGING INDIA FUND	EMERGING MARKETS SMALL CAP FUND

Investment Income:
Interest	$2,947	$40	$4,455
Dividends[2]
Unaffiliated issuers	2,733,654	153,807	25,304,880

Total investment income	2,736,601	153,847	25,309,335

Expenses:
Investment advisory fees	5,199,168	177,317	19,749,590
Shareholder servicing fees — Investor Class	705,763	54,634	2,015,362
Shareholder servicing fees — Institutional Class[3]	8,227	—	—
Fund administration fees	90,582	2,071	195,705
Fund accounting fees	63,760	25,064	138,317
Reports to shareholders — Investor Class	81,860	3,270	256,770
Reports to shareholders — Institutional Class[3]	8,605	—	—
Custody fees	88,952	38,298	1,309,181
Federal and state registration fees — Investor Class	36,794	14,212	151,743
Federal and state registration fees — Institutional Class[3]	9,240	—	—
Legal fees	19,129	420	40,318
Trustees’ fees	38,038	841	73,603
Interest	4,792	285	10,191
Offering and organization costs	—	51,961	—
Audit fees	24,631	24,572	22,631
Other expenses	32,283 [4]	10,463	80,838

Total expenses before reimbursement	6,411,824	403,408	24,044,249
Reimbursement of expenses by Advisor	(23,959)	(172,611)	(2,027,373)

Net Expenses	6,387,865	230,797	22,016,876

Net Investment Income (Loss)	(3,651,264)	(76,950)	3,292,459

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	46,892,618	(814,795)	(45,748,158)
Net realized gain on options	178,735	—	—
Realized foreign capital gains taxes	—	—	(1,247,237)
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	75,535,655	2,257,287	269,202,810
Change in deferred foreign capital gains taxes	—	(64,914)	(4,422,791)

Net gain on investments	122,607,008	1,377,578	217,784,624

Net Increase in Net Assets Resulting from Operations	$118,955,744	$1,300,628	$221,077,083

[1]	Fund inception date was January 31, 2012.

[2]	Net of $91,916, $0, $2,699,630, $33,230, $161,071, $15,249, $665,994 and $361,652 in foreign withholding taxes, respectively.

[3]	Institutional Class inception date was January 31, 2012.

[4]	Includes class specific expenses of $475 for Investor Class and $803 for Institutional Class.

See Notes to Financial Statements.

FOR THE YEAR ENDED SEPTEMBER 30, 2012

FRONTIER EMERGING SMALL COUNTRIES FUND[1]	GLOBAL OPPORTUNITIES FUND	HERITAGE GROWTH FUND	INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND

$79	$441	$777	$2,830	$1,139

344,999	2,010,443	663,666	6,764,521	3,677,549

345,078	2,010,884	664,443	6,767,351	3,678,688

169,562	2,443,883	697,750	4,076,272	3,433,363
42,664	232,417	197,060	474,868	514,011
—	—	—	—	—
1,629	28,594	17,327	56,716	30,694
16,635	44,869	21,840	60,288	48,003
1,805	43,458	17,765	56,183	81,387
—	—	—	—	—
30,861	81,689	8,177	233,286	159,983
4,311	51,088	23,992	56,077	29,608
—	—	—	—	—
1,189	6,253	3,834	11,837	6,568
274	13,898	6,865	22,912	12,829
71	8,239	880	13,863	3,470
52,775	—	—	—	—
21,641	24,965	22,632	22,631	24,131
9,749	24,294	13,704	28,653	25,197

353,166	3,003,647	1,031,826	5,113,586	4,369,244
(135,086)	—	(84,000)	—	(404,202)

218,080	3,003,647	947,826	5,113,586	3,965,042

126,998	(992,763)	(283,383)	1,653,765	(286,354)

(2,599)	21,874,067	4,240,086	(5,963,542)	(7,280,313)
—	—	—	—	—
(1,278)	—	—	(300,892)	(2,273)

3,639,503	18,992,456	11,559,865	91,875,400	42,133,713
(62,606)	(64,425)	—	(119,574)	(224,669)

3,573,020	40,802,098	15,799,951	85,491,392	34,626,458

$3,700,018	$39,809,335	$15,516,568	$87,145,157	$34,340,104

WASATCH FUNDS — Statements of Operations (continued)

	LARGE CAP VALUE FUND		LONG/SHORT FUND	MICRO CAP FUND

Investment Income:
Interest	$5,366		$24,676	$607
Dividends[1]
Unaffiliated issuers[2]	39,113,969		15,023,241	1,832,810
Affiliated issuers	—		—	—

Total investment income	39,119,335		15,047,917	1,833,417

Expenses:
Investment advisory fees	13,989,937		12,635,737	5,616,266
Shareholder servicing fees — Investor Class	2,672,208		1,094,212	262,189
Shareholder servicing fees — Institutional Class[3]	8,370		—	—
Fund administration fees	272,245		199,456	50,253
Fund accounting fees	161,063		121,404	45,860
Reports to shareholders — Investor Class	307,175		220,899	35,972
Reports to shareholders — Institutional Class[3]	8,718		—	—
Custody fees	40,175		47,322	41,002
Federal and state registration fees — Investor Class	126,996		121,350	23,343
Federal and state registration fees — Institutional Class[3]	9,274		—	—
Legal fees	58,280		42,283	10,690
Trustees’ fees	127,662		77,216	21,879
Dividends on securities sold short	—		2,361,671	—
Interest	15,387		375,486	2,693
Audit fees	24,631		23,465	22,632
Other expenses	79,720	[4]	31,401	24,964

Total expenses before reimbursement	17,901,841		17,351,902	6,157,743
Reimbursement of expenses by Advisor	(796,152)		—	—

Net Expenses	17,105,689		17,351,902	6,157,743

Net Investment Income (Loss)	22,013,646		(2,303,985)	(4,324,326)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	20,729,577		5,256,533	28,221,257
Affiliated issuers	—		(2,809,326)	—
Net realized gain on options	—		18,320,523	—
Net realized loss on short positions	—		(15,284,249)	—
Realized foreign capital gains taxes	—		—	—
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	272,440,099		132,606,941	48,720,617
Change in deferred foreign capital gains taxes	—		—	(140,262)

Net gain on investments	293,169,676		138,090,422	76,801,612

Net Increase in Net Assets Resulting from Operations	$315,183,322		$135,786,437	$72,477,286

[1]	Net of $149,937, $127,267, $68,742, $60,999, $261,811, $48,053, $10,629 and $10,113 in foreign withholding taxes, respectively.

[2]	See Note 10 for information on affiliated issuers.

[3]	Institutional Class inception date was January 31, 2012.

[4]	Includes class specific expenses of $475 for Investor Class and $803 for Institutional Class.

See Notes to Financial Statements.

FOR THE YEAR ENDED SEPTEMBER 30, 2012

MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND	ULTRA GROWTH FUND

$1,083	$8,511	$619	$433	$97

1,413,305	7,219,922	1,315,470	1,041,702	1,401,530
—	1,034,250	—	—	—

1,414,388	8,262,683	1,316,089	1,042,135	1,401,627

2,817,933	16,194,755	2,101,313	271,282	1,449,184
283,399	2,493,429	308,717	76,612	233,502
—	—	8,213	—	—
25,274	281,964	31,484	6,723	25,311
35,099	173,182	32,547	15,318	34,650
33,330	294,357	31,605	6,358	25,057
—	—	8,257	—	—
37,303	317,152	21,775	2,392	52,180
33,198	95,828	22,307	24,774	27,127
—	—	9,180	—	—
5,387	59,073	6,709	1,497	5,429
11,590	116,011	14,088	2,577	11,278
—	—	—	—	—
2,240	15,642	1,707	335	3,768
22,631	22,631	24,631	22,632	22,631
25,517	77,679	21,128 [4]	11,100	21,822

3,332,901	20,141,703	2,643,661	441,600	1,911,939
(79,199)	—	(23,053)	(73,097)	—

3,253,702	20,141,703	2,620,608	368,503	1,911,939

(1,839,314)	(11,879,020)	(1,304,519)	673,632	(510,312)

10,592,092	105,991,142	15,394,264	2,327,909	16,871,948
—	—	—	—	—
1,221,805	—	—	—	—
—	—	—	—	—
(11,006)	—	—	—	—
25,101,766	293,881,523	21,133,466	4,279,665	10,086,534
(232,858)	(1,424,304)	(137,580)	—	(130,699)

36,671,799	398,448,361	36,390,150	6,607,574	26,827,783

$34,832,485	$386,569,341	$35,085,631	$7,281,206	$26,317,471

WASATCH FUNDS — Statements of Operations (continued)	FOR THE YEAR ENDED SEPTEMBER 30, 2012

	WORLD INNOVATORS FUND	INCOME FUND	U.S. TREASURY FUND

Investment Income:
Interest	$1,344	$3,605,026	$7,346,953
Dividends[1]
Unaffiliated issuers	989,483	186,330	—

Total investment income	990,827	3,791,356	7,346,953

Expenses:
Investment advisory fees	1,721,858	779,287	1,207,718
Shareholder servicing fees — Investor Class	221,974	59,020	304,758
Fund administration fees	19,868	24,733	42,019
Fund accounting fees	31,626	47,604	29,855
Reports to shareholders — Investor Class	24,875	5,936	31,517
Custody fees	21,847	14,591	6,164
Federal and state registration fees — Investor Class	31,500	18,792	46,625
Legal fees	4,060	5,333	8,832
Trustees’ fees	7,116	10,707	16,662
Interest	954	503	830
Audit fees	23,465	22,033	21,891
Other expenses	15,452	9,871	11,768

Total expenses before reimbursement	2,124,595	998,410	1,728,639

Net Expenses	2,124,595	998,410	1,728,639

Net Investment Income (Loss)	(1,133,768)	2,792,946	5,618,314

Realized and Unrealized Gain (Loss):
Net realized gain on investments and foreign currency translations
Unaffiliated issuers	8,025,638	642,885	5,092,087
Net realized loss on options	(33,758)	—	—
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	16,559,256	1,042,565	5,530,925

Net gain on investments	24,551,136	1,685,450	10,623,012

Net Increase in Net Assets Resulting from Operations	$23,417,368	$4,478,396	$16,241,326

[1]	Net of $57,424, $0 and $0 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

(This page intentionally left blank.)

WASATCH FUNDS — Statements of Changes in Net Assets

	CORE GROWTH FUND		EMERGING INDIA FUND
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Period Ended September 30, 2011[1]

Operations:
Net investment income (loss)	$(3,651,264)	$(2,710,160)	$(76,950)	$(2,931)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	46,892,618	35,854,115	(814,795)	(79,340)
Net realized gain on options	178,735	—	—	—
Change in unrealized appreciation (depreciation) on investments, options, foreign currency translations and deferred capital gains taxes	75,535,655	5,895,469	2,192,373	(1,004,844)

Net increase (decrease) in net assets resulting from operations	118,955,744	39,039,424	1,300,628	(1,087,115)

Dividends paid from:
Investor Class
Net investment income	—	—	(82,606)	—
Net realized gains	—	—	—	—

	—	—	(82,606)	—

Capital share transactions:
Investor Class
Shares sold	140,556,596	83,103,061	7,512,543	13,493,360
Shares issued to holders in reinvestment of dividends	—	—	80,715	—
Shares redeemed	(110,766,693)	(107,505,309)	(5,765,833)	(1,831,563)
Redemption fees	22,639	14,798	32,138	5,619

Net increase (decrease)	29,812,542	(24,387,450)	1,859,563	11,667,416

Institutional Class[3]
Shares sold	8,421,536	—	—	—
Shares redeemed	(11,905)	—	—	—

Net increase	8,409,631	—	—	—

Total increase (decrease) in net assets	157,177,917	14,651,974	3,077,585	10,580,301

Net assets:
Beginning of period	433,293,687	418,641,713	10,580,301	—

End of period	$590,471,604	$433,293,687	$13,657,886	$10,580,301

Undistributed net investment income (loss) included in net assets at end of period	$(3,010,195)	$(29,933)	$(159,823)	$(5,463)

Capital share transactions — shares:
Investor Class
Shares sold	3,632,220	2,403,205	4,213,059	6,731,700
Shares issued to holders in reinvestment of dividends	—	—	52,755	—
Shares redeemed	(2,872,788)	(3,103,065)	(3,299,635)	(935,872)

Net increase (decrease) in shares outstanding	759,432	(699,860)	966,179	5,795,828

Institutional Class[3]
Shares sold	219,890	—	—	—
Shares redeemed	(299)	—	—	—

Net increase in shares outstanding	219,591	—	—	—

[1]Fund	inception date was April 26, 2011.

[2]	Fund inception date was January 31, 2012.

[3]	Institutional Class inception date was January 31, 2012.

See Notes to Financial Statements.

SEPTEMBER 30, 2012

EMERGING MARKETS SMALL CAP FUND		FRONTIER EMERGING SMALL COUNTRIES FUND	GLOBAL OPPORTUNITIES FUND
Year Ended September 30, 2012	Year Ended September 30, 2011	Period Ended September 30, 2012[2]	Year Ended September 30, 2012	Year Ended September 30, 2011

$3,292,459	$1,685,999	$126,998	$(992,763)	$(1,160,375)
(46,995,395)	(7,427,647)	(3,877)	21,874,067	26,239,766
—	—	—	—	—
264,780,019	(110,687,870)	3,576,897	18,928,031	(29,345,661)

221,077,083	(116,429,518)	3,700,018	39,809,335	(4,266,270)

—	(86,408)	—	—	—
—	—	—	(18,174,913)	(9,401,467)

—	(86,408)	—	(18,174,913)	(9,401,467)

810,878,044	1,008,804,331	30,457,825	29,847,635	106,033,780
—	80,915	—	18,021,095	9,039,015
(324,158,137)	(565,437,338)	(1,119,216)	(115,783,494)	(136,478,673)
270,084	514,482	6,622	7,511	24,601

486,989,991	443,962,390	29,345,231	(67,907,253)	(21,381,277)

—	—	—	—	—
—	—	—	—	—

—	—	—	—	—

708,067,074	327,446,464	33,045,249	(46,272,831)	(35,049,014)

774,197,619	446,751,155	—	199,854,793	234,903,807

$1,482,264,693	$774,197,619	$33,045,249	$153,581,962	$199,854,793

$(376,915)	$(1,106,194)	$65,934	$(990,976)	$(689,992)

331,129,894	404,408,930	14,198,947	7,800,853	24,718,548
—	32,217	—	5,223,506	2,126,627
(133,758,992)	(233,756,865)	(511,756)	(30,223,552)	(31,791,124)

197,370,902	170,684,282	13,687,191	(17,199,193)	(4,945,949)

—	—	—	—	—
—	—	—	—	—

—	—	—	—	—

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	HERITAGE GROWTH FUND		INTERNATIONAL GROWTH FUND
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

Operations:
Net investment income (loss)	$(283,383)	$(19,757)	$1,653,765	$(30,953)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	4,240,086	8,331,814	(6,264,434)	38,507,204
Net realized gain on options	—	—	—	—
Net realized loss on short positions	—	—	—	—
Change in unrealized appreciation (depreciation) on investments, options, foreign currency translations and deferred capital gains taxes	11,559,865	(6,110,436)	91,755,826	(67,796,279)

Net increase (decrease) in net assets resulting from operations	15,516,568	2,201,621	87,145,157	(29,320,028)

Dividends paid from:
Investor Class
Net investment income	(106,542)	(659,028)	—	—
Net realized gains	(990,738)	—	—	—

	(1,097,280)	(659,028)	—	—
Institutional Class[1]
Net investment income	—	—	—	—

	—	—	—	—

Capital share transactions:
Investor Class
Shares sold	47,519,908	7,731,214	194,601,086	242,214,904
Shares issued to holders in reinvestment of dividends	1,072,610	632,899	—	—
Shares redeemed	(23,637,012)	(15,622,676)	(128,450,040)	(217,092,446)
Redemption fees	16,594	3,249	47,000	232,716

Net increase (decrease)	24,972,100	(7,255,314)	66,198,046	25,355,174

Institutional Class[1]
Shares sold	—	—	—	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—
Redemption fees	—	—	—	—

Net increase	—	—	—	—

Total increase (decrease) in net assets	39,391,388	(5,712,721)	153,343,203	(3,964,854)

Net assets:
Beginning of period	72,560,914	78,273,635	281,481,114	285,445,968

End of period	$111,952,302	$72,560,914	$434,824,317	$281,481,114

Undistributed net investment income (loss) included in net assets at end of period	$(335,233)	$(58,288)	$646,806	$(521,786)

Capital share transactions — shares:
Investor Class
Shares sold	3,844,702	645,254	9,794,216	12,065,101
Shares issued to holders in reinvestment of dividends	90,592	53,850	—	—
Shares redeemed	(1,892,648)	(1,314,925)	(6,774,979)	(11,007,778)

Net increase (decrease) in shares outstanding	2,042,646	(615,821)	3,019,237	1,057,323

Institutional Class[1]
Shares sold	—	—	—	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—

Net increase in shares outstanding	—	—	—	—

[1]	Institutional Class inception date was January 31, 2012.

See Notes to Financial Statements.

SEPTEMBER 30, 2012

INTERNATIONAL OPPORTUNITIES FUND		LARGE CAP VALUE FUND		LONG/SHORT FUND
Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

$(286,354)	$(990,926)	$22,013,646	$21,749,846	$(2,303,985)	$(2,610,066)
(7,282,586)	25,669,103	20,729,577	42,167,738	2,447,207	2,210,569
—	—	—	—	18,320,523	10,495,379
—	—	—	—	(15,284,249)	(7,636,158)
41,909,044	(42,181,041)	272,440,099	(152,130,438)	132,606,941	(54,385,836)

34,340,104	(17,502,864)	315,183,322	(88,212,854)	135,786,437	(51,926,112)

—	—	(21,674,187)	(21,370,753)	—	(300,223)
(17,671,323)	(4,411,467)	—	—	—	—

(17,671,323)	(4,411,467)	(21,674,187)	(21,370,753)	—	(300,223)

—	—	(144,308)	—	—	—

—	—	(144,308)	—	—	—

59,579,463	74,164,386	294,027,931	594,644,079	971,122,525	775,781,045
17,496,781	4,358,588	20,774,043	20,250,309	—	275,190
(50,757,037)	(57,233,455)	(855,853,096)	(579,983,268)	(403,057,722)	(190,889,262)
6,619	15,863	37,526	30,458	70,010	103,061

26,325,826	21,305,382	(541,013,596)	34,941,578	568,134,813	585,270,034

—	—	22,986,777	—	—	—
—	—	143,853	—	—	—
—	—	(8,077,111)	—	—	—
—	—	204	—	—	—

—	—	15,053,723	—	—	—

42,994,607	(608,949)	(232,595,046)	(74,642,029)	703,921,250	533,043,699

151,568,621	152,177,570	1,546,470,725	1,621,112,754	833,298,435	300,254,736

$194,563,228	$151,568,621	$1,313,875,679	$1,546,470,725	$1,537,219,685	$833,298,435

$(309,387)	$(86,487)	$(61,013)	$46,466	$(1,627,098)	$—

26,671,654	28,815,261	21,836,354	43,168,920	72,737,699	59,803,681
9,018,959	1,689,375	1,514,720	1,494,620	—	21,072
(22,822,982)	(21,903,479)	(63,107,087)	(42,497,952)	(30,538,577)	(15,111,108)

12,867,631	8,601,157	(39,756,013)	2,165,588	42,199,122	44,713,645

—	—	1,654,533	—	—	—
—	—	10,265	—	—	—
—	—	(580,988)	—	—	—

—	—	1,083,810	—	—	—

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	MICRO CAP FUND		MICRO CAP VALUE FUND
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

Operations:
Net investment income (loss)	$(4,324,326)	$(3,350,720)	$(1,839,314)	$(2,322,268)
Net realized gain on investments, foreign currency translations and foreign capital gains taxes	28,221,257	17,922,246	10,581,086	8,967,482
Net realized gain on options	—	—	1,221,805	1,917,183
Change in unrealized appreciation (depreciation) on investments, options, foreign currency translations and deferred capital gains taxes	48,580,355	(11,900,519)	24,868,908	(12,424,282)

Net increase (decrease) in net assets resulting from operations	72,477,286	2,671,007	34,832,485	(3,861,885)

Dividends paid from:
Investor Class
Net investment income	—	—	—	—
Net realized gains	—	—	—	—

	—	—	—	—

Capital share transactions:
Investor Class
Shares sold	15,670,851	27,569,041	13,004,644	20,267,692
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	(52,115,506)	(60,383,633)	(52,353,934)	(59,204,228)
Redemption fees	1,236	7,507	21,250	6,458

Net increase (decrease)	(36,443,419)	(32,807,085)	(39,328,040)	(38,930,078)

Institutional Class[1]
Shares sold	—	—	—	—
Shares redeemed	—	—	—	—

Net increase	—	—	—	—

Total increase (decrease) in net assets	36,033,867	(30,136,078)	(4,495,555)	(42,791,963)

Net assets:
Beginning of period	253,415,182	283,551,260	142,794,908	185,586,871

End of period	$289,449,049	$253,415,182	$138,299,353	$142,794,908

Undistributed net investment income (loss) included in net assets at end of period	$(3,746,925)	$(6,014)	$(903,803)	$(1,171,883)

Capital share transactions — shares:
Investor Class
Shares sold	2,907,199	5,264,916	5,091,102	7,715,342
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	(9,724,315)	(11,582,929)	(20,097,659)	(22,141,027)

Net increase (decrease) in shares outstanding	(6,817,116)	(6,318,013)	(15,006,557)	(14,425,685)

Institutional Class[1]
Shares sold	—	—	—	—
Shares redeemed	—	—	—	—

Net increase in shares outstanding	—	—	—	—

[1]Institutional	Class inception date was January 31, 2012.

See Notes to Financial Statements.

SEPTEMBER 30, 2012

SMALL CAP GROWTH FUND		SMALL CAP VALUE FUND		STRATEGIC INCOME FUND
Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

$(11,879,020)	$(4,645,023)	$(1,304,519)	$(1,422,666)	$673,632	$769,609
105,991,142	95,874,416	15,394,264	21,012,052	2,327,909	1,457,891
—	—	—	—	—	—
292,457,219	(70,410,040)	20,995,886	(10,544,351)	4,279,665	(1,868,864)

386,569,341	20,819,353	35,085,631	9,045,035	7,281,206	358,636

—	—	—	—	(880,410)	(762,128)
(62,046,614)	—	—	—	—	—

(62,046,614)	—	—	—	(880,410)	(762,128)

429,551,711	472,872,914	9,236,992	22,166,451	26,915,715	12,790,479
60,087,427	—	—	—	858,788	743,844
(287,432,932)	(305,913,508)	(47,184,106)	(73,383,270)	(13,607,700)	(8,596,748)
70,038	116,381	4,318	1,744	10,489	6,276

202,276,244	167,075,787	(37,942,796)	(51,215,075)	14,177,292	4,943,851

—	—	7,200,668	—	—	—
—	—	(171,419)	—	—	—

—	—	7,029,249	—	—	—

526,798,971	187,895,140	4,172,084	(42,170,040)	20,578,088	4,540,359

1,297,982,328	1,110,087,188	169,401,450	211,571,490	24,057,334	19,516,975

$1,824,781,299	$1,297,982,328	$173,573,534	$169,401,450	$44,635,422	$24,057,334

$(8,456,437)	$181,495	$(940,614)	$(30,245)	$(218,387)	$(65,100)

10,467,614	12,035,701	2,544,182	6,163,122	3,066,868	1,499,462
1,599,772	—	—	—	96,411	90,253
(7,122,232)	(7,765,020)	(13,060,631)	(20,529,110)	(1,543,697)	(1,009,685)

4,945,154	4,270,681	(10,516,449)	(14,365,988)	1,619,582	580,030

—	—	1,943,378	—	—	—
—	—	(44,834)	—	—	—

—	—	1,898,544	—	—	—

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	ULTRA GROWTH FUND		WORLD INNOVATORS FUND
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

Operations:
Net investment income (loss)	$(510,312)	$(961,454)	$(1,133,768)	$(623,127)
Net realized gain on investments and foreign currency translations	16,871,948	47,278,810	8,025,638	11,934,101
Net realized loss on options	—	—	(33,758)	—
Net realized gain on short positions	—	—	—	1,201
Change in unrealized appreciation (depreciation) on investments, options written, foreign currency translations and deferred capital gains taxes	9,955,835	(34,096,952)	16,559,256	(6,461,019)

Net increase in net assets resulting from operations	26,317,471	12,220,404	23,417,368	4,851,156

Dividends paid from:
Investor Class
Net investment income	—	—	—	—
Net realized gains	(7,674,675)	—	—	—

	(7,674,675)	—	—	—

Capital share transactions:
Investor Class
Shares sold	12,295,837	52,244,137	91,278,636	16,841,982
Shares issued to holders in reinvestment of dividends	7,457,542	—	—	—
Shares redeemed	(29,345,914)	(108,860,106)	(19,268,178)	(14,984,425)
Redemption fees	5,828	32,578	13,117	17,318

Net increase (decrease)	(9,586,707)	(56,583,391)	72,023,575	1,874,875

Total increase (decrease) in net assets	9,056,089	(44,362,987)	95,440,943	6,726,031

Net assets:
Beginning of period	134,202,594	178,565,581	72,492,967	65,766,936

End of period	$143,258,683	$134,202,594	$167,933,910	$72,492,967

Undistributed net investment income (loss) included in net assets at end of period	$142,969	$312,586	$(1,075,802)	$(23,124)

Capital share transactions — shares:
Investor Class
Shares sold	570,461	2,402,075	5,247,433	1,075,228
Shares issued to holders in reinvestment of dividends	368,820	—	—	—
Shares redeemed	(1,339,149)	(4,747,763)	(1,125,535)	(962,741)

Net increase (decrease) in shares outstanding	(399,868)	(2,345,688)	4,121,898	112,487

See Notes to Financial Statements.

SEPTEMBER 30, 2012

INCOME FUND		U.S. TREASURY FUND
Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

$2,792,946	$3,218,588	$5,618,314	$5,592,630

642,885	1,612,886	5,092,087	8,827,015
—	—	—	—
—	—	—	—

1,042,565	(2,067,301)	5,530,925	19,561,036

4,478,396	2,764,173	16,241,326	33,980,681

(2,775,995)	(3,218,058)	(5,618,367)	(5,596,881)
—	—	(9,334,135)	(10,250,028)

(2,775,995)	(3,218,058)	(14,952,502)	(15,846,909)

48,029,640	43,348,706	202,065,443	75,135,021
2,287,850	2,645,734	13,752,669	14,324,462
(48,462,084)	(48,023,388)	(133,158,322)	(121,243,175)
11,497	4,599	177,952	163,643

1,866,903	(2,024,349)	82,837,742	(31,620,049)

3,569,304	(2,478,234)	84,126,566	(13,486,277)

135,616,875	138,095,109	187,368,304	200,854,581

$139,186,179	$135,616,875	$271,494,870	$187,368,304

$36,983	$257,770	$12,047	$12,100

4,642,038	4,228,888	11,006,306	5,167,394
221,079	258,544	754,268	1,036,188
(4,677,451)	(4,695,493)	(7,277,900)	(7,910,147)

185,666	(208,061)	4,482,674	(1,706,565)

WASATCH FUNDS — Financial Highlights

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Core Growth Fund — Investor Class
Year ended 9/30/12	$32.63	(0.26)	9.04	8.78	—	[4]	—	—	—
Year ended 9/30/11	$29.95	(0.19)	2.87	2.68	—	[4]	—	—	—
Year ended 9/30/10	$25.88	0.03	4.05	4.08	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/09	$26.38	— [4]	(0.23)	(0.23)	—	[4]	(0.27)	—	(0.27)
Year ended 9/30/08	$42.98	0.19	(8.98)	(8.79)	—	[4]	—	(7.81)	(7.81)
Core Growth Fund — Institutional Class
Period ended 9/30/12[9]	$38.32	(0.16)	3.28	3.12	—		—	—	—
Emerging India Fund
Year ended 9/30/12	$1.83	(0.01)	0.21	0.20	—	[4]	(0.01)	—	(0.01)
Period ended 9/30/11[11]	$2.00	— [4]	(0.17)	(0.17)	—	[4]	—	—	—
Emerging Markets Small Cap Fund
Year ended 9/30/12	$2.16	0.01	0.49	0.50	—	[4]	—	—	—
Year ended 9/30/11	$2.37	— [4]	(0.21)	(0.21)	—	[4]	— [4]	—	— [4]
Year ended 9/30/10	$1.57	0.01	0.80	0.81	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/09	$1.24	— [4]	0.33	0.33	—	[4]	— [4]	—	— [4]
Period ended 9/30/08[8]	$2.00	—	(0.76)	(0.76)	—	[4]	— [4]	—	— [4]
Frontier Emerging Small Countries Fund
Period ended 9/30/12[10]	$2.00	0.01	0.40	0.41	—	[4]	—	—	—
Global Opportunities Fund
Year ended 9/30/12	$3.68	(0.03)	0.93	0.90	—	[4]	—	(0.43)	(0.43)
Year ended 9/30/11	$3.97	(0.02)	(0.13)	(0.15)	—	[4]	—	(0.14)	(0.14)
Year ended 9/30/10	$3.38	(0.02)	0.70	0.68	—	[4]	(0.01)	(0.08)	(0.09)
Period ended 9/30/09[14]	$2.00	(0.01)	1.39	1.38	—	[4]	—	—	—
Heritage Growth Fund
Year ended 9/30/12	$10.83	(0.03)	2.16	2.13	—	[4]	(0.02)	(0.14)	(0.16)
Year ended 9/30/11	$10.70	— [4]	0.22	0.22	—	[4]	(0.09)	—	(0.09)
Year ended 9/30/10	$9.28	0.09	1.39	1.48	—	[4]	(0.06)	—	(0.06)
Year ended 9/30/09	$9.00	0.06	0.26	0.32	—	[4]	(0.02)	(0.02)	(0.04)
Year ended 9/30/08	$12.57	0.06	(2.57)	(2.51)	—	[4]	—	(1.06)	(1.06)
International Growth Fund
Year ended 9/30/12	$17.21	0.09	5.14	5.23	—	[4]	—	—	—
Year ended 9/30/11	$18.66	— [4]	(1.46)	(1.46)	0.01		—	—	—
Year ended 9/30/10	$13.91	0.02	4.73	4.75	—	[4]	—	—	—
Year ended 9/30/09	$11.83	(0.13)	2.24	2.11	—	[4]	(0.03)	—	(0.03)
Year ended 9/30/08	$24.42	(0.28)	(9.19)	(9.47)	—	[4]	(0.68)	(2.44)	(3.12)
International Opportunities Fund
Year ended 9/30/12	$2.24	— [4]	0.44	0.44	—	[4]	—	(0.27)	(0.27)
Year ended 9/30/11	$2.57	(0.01)	(0.25)	(0.26)	—	[4]	—	(0.07)	(0.07)
Year ended 9/30/10	$1.97	(0.01)	0.63	0.62	—	[4]	(0.02)	—	(0.02)
Year ended 9/30/09	$1.60	0.01	0.36	0.37	—	[4]	— [4]	—	—
Year ended 9/30/08	$3.65	0.07	(1.45)	(1.38)	—	[4]	(0.14)	(0.53)	(0.67)
Large Cap Value Fund — Investor Class
Year ended 9/30/12	$11.85	0.20	2.46	2.66	—	[4]	(0.20)	—	(0.20)
Year ended 9/30/11	$12.64	0.17	(0.79)	(0.62)	—	[4]	(0.17)	—	(0.17)
Year ended 9/30/10	$11.97	0.17	0.67	0.84	—	[4]	(0.17)	—	(0.17)
Year ended 9/30/09	$12.93	0.20	(0.96)	(0.76)	—	[4]	(0.20)	—	(0.20)
Period ended 9/30/08[15]	$14.44	0.14 [16]	(1.52)	(1.38)	—		(0.13)	—	(0.13)
Year ended 3/31/08	$14.80	0.21	0.31	0.52	—		(0.21)	(0.67)	(0.88)
Large Cap Value Fund — Institutional Class
Period ended 9/30/12[9]	$13.77	0.12	0.57	0.69	—	[4]	(0.15)	—	(0.15)
Long/Short Fund
Year ended 9/30/12	$11.85	(0.02)	1.83	1.81	—	[4]	—	—	—
Year ended 9/30/11	$11.74	(0.04)	0.16	0.12	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/10	$11.13	(0.01)	0.62	0.61	—	[4]	— [4]	—	— [4]
Year ended 9/30/09	$10.81	0.02	0.50	0.52	—	[4]	(0.05)	(0.15)	(0.20)
Period ended 9/30/08[15]	$11.27	0.05 [16]	(0.46)	(0.41)	—		(0.05)	—	(0.05)
Year ended 3/31/08	$11.59	0.27	0.02	0.29	—		(0.28)	(0.33)	(0.61)
See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000’s)	Portfolio Turnover Rate1 3

$41.41	26.91	1.23	[5]	1.23	[5]	(0.70)	(0.70)	$581,371	28%
$32.63	8.95	1.22		1.22		(0.57)	(0.57)	$433,294	27%
$29.95	15.75	1.29	[12]	1.29	[12]	0.02	0.02	$418,642	19%
$25.88	(0.45)	1.34		1.34		0.24	0.24	$409,949	30%
$26.38	(24.82)	1.21		1.21		0.52	0.52	$645,769	44%

$41.44	8.14	1.12	[5]	1.55	[5]	(0.62)	(1.05)	$9,101	28%

$2.02	11.42	1.95	[5]	3.41	[5]	(0.65)	(2.11)	$13,658	17%
$1.83	(8.50)	1.95		4.85		(0.07)	(2.97)	$10,580	2%

$2.66	23.15	1.95	[5]	2.13	[5]	0.29	0.11	$1,482,265	39%
$2.16	(8.85)	1.96		2.19		0.22	(0.01)	$774,198	48%
$2.37	51.69	2.06	[13]	2.39	[13]	0.82	0.49	$446,751	23%
$1.57	26.80	2.10		3.03		0.12	(0.81)	$50,489	78%
$1.24	(37.88)	2.10		2.67		0.27	(0.29)	$36,176	38%

$2.41	20.50	2.25	[5]	3.64	[5]	1.31	(0.08)	$33,045	5%

$4.15	26.69	1.84	[5]	1.84	[5]	(0.61)	(0.61)	$153,582	38%
$3.68	(4.21)	1.94		1.94		(0.41)	(0.41)	$199,855	59%
$3.97	20.41	2.25	[13]	2.33	[13]	(0.73)	(0.81)	$234,904	23%
$3.38	69.00	2.25		2.61		(0.67)	(1.03)	$117,385	22%

$12.80	19.76	0.95	[5]	1.03	[5]	(0.28)	(0.37)	$111,952	26%
$10.83	2.01	0.95		1.04		(0.02)	(0.11)	$72,561	35%
$10.70	16.06	0.96	[12]	1.11	[12]	0.81	0.66	$78,274	36%
$9.28	3.74	0.95		1.21		0.74	0.48	$77,194	33%
$9.00	(21.54)	0.95		1.01		0.44	0.38	$95,414	48%

$22.44	30.39	1.57	[6]	1.57	[6]	0.51	0.51	$434,824	44%
$17.21	(7.77)	1.66		1.66		(0.01)	(0.01)	$281,481	70%
$18.66	34.15	1.86	[13]	1.86	[13]	0.10	0.10	$285,446	44%
$13.91	18.03	1.94		1.94		0.03	0.03	$173,226	56%
$11.83	(44.01)	1.83		1.83		(0.15)	(0.15)	$194,780	44%

$2.41	22.33	2.25	[5]	2.48	[5]	(0.16)	(0.39)	$194,563	41%
$2.24	(10.49)	2.25		2.55		(0.58)	(0.88)	$151,569	108%
$2.57	31.71	2.26	[12]	2.62	[12]	(0.60)	(0.96)	$152,178	51%
$1.97	23.60	2.26	[6]	2.79	[6]	(0.28)	(0.81)	$93,856	69%
$1.60	(45.33)	2.25		2.59		(0.09)	(0.43)	$55,691	63%

$14.31	22.50	1.10	[5]	1.15	[5]	1.42	1.37	$1,298,365	14%
$11.85	(5.08)	1.10		1.11		1.24	1.23	$1,546,471	26%
$12.64	7.07	1.11	[12]	1.14	[12]	1.36	1.33	$1,621,113	17%
$11.97	(5.63)	1.10		1.22		1.93	1.81	$1,385,508	16%
$12.93	(9.65)	1.04		1.29		1.99	1.74	$780,384	5%
$14.44	3.22	1.13		1.38		1.43	1.18	$447,674	36%

$14.31	5.02	0.98	[5]	1.31	[5]	1.44	1.11	$15,511	14%

$13.66	15.27	1.51	[7]	1.51	[7]	(0.20)	(0.20)	$1,537,220	71%
$11.85	0.98	1.63	[7]	1.63	[7]	(0.44)	(0.44)	$833,298	82%
$11.74	5.52	1.71	[13] [7]	1.71	[13] [7]	0.03	0.03	$300,255	60%
$11.13	5.35	1.91	[7]	1.96	[7]	0.24	0.19	$146,127	167%
$10.81	(3.66)	1.77	[7]	2.02	[7]	0.95	0.70	$122,114	71%
$11.27	2.34	1.75	[7]	2.00	[7]	2.25	2.00	$87,410	179%

WASATCH FUNDS — Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Micro Cap Fund
Year ended 9/30/12	$4.40	(0.09)	1.40	1.31	—	[4]	—	—	—
Year ended 9/30/11	$4.44	(0.06)	0.02	(0.04)	—	[4]	—	—	—
Year ended 9/30/10	$3.89	(0.05)	0.60	0.55	—	[4]	—	—	—
Year ended 9/30/09	$4.14	(0.03)	(0.21)	(0.24)	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/08	$7.19	(0.07)	(1.81)	(1.88)	—	[4]	—	(1.17)	(1.17)
Micro Cap Value Fund
Year ended 9/30/12	$2.24	(0.04)	0.65	0.61	—	[4]	—	—	—
Year ended 9/30/11	$2.38	(0.04)	(0.10)	(0.14)	—	[4]	—	—	—
Year ended 9/30/10	$2.11	(0.02)	0.30	0.28	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/09	$1.80	(0.02)	0.33	0.31	—	[4]	—	—	—
Year ended 9/30/08	$2.98	(0.02)	(0.75)	(0.77)	—	[4]	—	(0.41)	(0.41)
Small Cap Growth Fund
Year ended 9/30/12	$35.37	(0.29)	10.40	10.11	—	[4]	—	(1.66)	(1.66)
Year ended 9/30/11	$34.24	(0.13)	1.26	1.13	—	[4]	—	—	—
Year ended 9/30/10	$28.59	(0.22)	5.87	5.65	—	[4]	—	—	—
Year ended 9/30/09	$26.50	(0.12)	2.27	2.15	—	[4]	—	(0.06)	(0.06)
Year ended 9/30/08	$40.10	(0.16)	(8.85)	(9.01)	—	[4]	—	(4.59)	(4.59)
Small Cap Value Fund — Investor Class
Year ended 9/30/12	$3.12	(0.03)	0.72	0.69	—	[4]	—	—	—
Year ended 9/30/11	$3.08	(0.02)	0.06	0.04	—	[4]	—	—	—
Year ended 9/30/10	$2.75	(0.01)	0.34	0.33	—	[4]	—	—	—
Year ended 9/30/09	$2.82	(0.01)	(0.06)	(0.07)	—	[4]	—	—	—
Year ended 9/30/08	$5.22	0.01	(1.11)	(1.10)	—	[4]	(0.01)	(1.29)	(1.30)
Small Cap Value Fund — Institutional Class
Period ended 9/30/12[9]	$3.68	(0.01)	0.15	0.14	—		—	—	—
Strategic Income Fund
Year ended 9/30/12	$7.57	0.16	1.77	1.93	—	[4]	(0.20)	—	(0.20)
Year ended 9/30/11	$7.51	0.25	0.06	0.31	—	[4]	(0.25)	—	(0.25)
Year ended 9/30/10	$6.77	0.31	0.70	1.01	—	[4]	(0.27)	—	(0.27)
Year ended 9/30/09	$7.62	0.29	(0.85)	(0.56)	—	[4]	(0.29)	—	(0.29)
Year ended 9/30/08	$11.00	0.55	(2.29)	(1.74)	—	[4]	(0.50)	(1.14)	(1.64)
Ultra Growth Fund
Year ended 9/30/12	$20.11	(0.08)	3.98	3.90	—	[4]	—	(1.18)	(1.18)
Year ended 9/30/11	$19.80	(0.17)	0.48	0.31	—	[4]	—	—	—
Year ended 9/30/10	$15.66	(0.15)	4.29	4.14	—	[4]	—	—	—
Year ended 9/30/09	$15.76	(0.14)	0.04	(0.10)	—	[4]	—	—	—
Year ended 9/30/08	$27.78	(0.22)	(8.28)	(8.50)	—	[4]	—	(3.52)	(3.52)
World Innovators Fund
Year ended 9/30/12	$14.71	(0.12)	3.96	3.84	—	[4]	—	—	—
Year ended 9/30/11	$13.65	(0.13)	1.19	1.06	—	[4]	—	—	—
Year ended 9/30/10	$11.12	(0.10)	2.65	2.55	—	[4]	(0.02)	—	(0.02)
Year ended 9/30/09	$10.31	(0.12)	0.93	0.81	—	[4]	—	—	—
Year ended 9/30/08	$17.69	(0.25)	(5.65)	(5.90)	—	[4]	—	(1.48)	(1.48)
Wasatch-1st Source Income Fund
Year ended 9/30/12	$10.32	0.20	0.12	0.32	—	[4]	(0.20)	—	(0.20)
Year ended 9/30/11	$10.34	0.25	(0.02)	0.23	—	[4]	(0.25)	—	(0.25)
Year ended 9/30/10	$10.04	0.29	0.30	0.59	—	[4]	(0.29)	—	(0.29)
Year ended 9/30/09	$9.59	0.33	0.46	0.79	—	[4]	(0.34)	—	(0.34)
Period ended 9/30/08[15]	$9.95	0.18 [16]	(0.35)	(0.17)	—		(0.19)	—	(0.19)
Year ended 3/31/08	$9.73	0.40	0.24	0.64	—		(0.42)	—	(0.42)
U.S. Treasury Fund
Year ended 9/30/12	$18.75	0.42	0.77	1.19	0.01		(0.42)	(0.78)	(1.20)
Year ended 9/30/11	$17.17	0.52	2.63	3.15	0.02		(0.52)	(1.07)	(1.59)
Year ended 9/30/10	$16.29	0.54	1.35	1.89	0.01		(0.54)	(0.48)	(1.02)
Year ended 9/30/09	$14.95	0.55	1.29	1.84	0.05		(0.55)	—	(0.55)
Year ended 9/30/08	$13.84	0.58	1.10	1.68	0.01		(0.58)	—	(0.58)

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000’s)	Portfolio Turnover Rate1 3

$5.71	29.77	2.14	[5]	2.14	[5]	(1.50)	(1.50)	$289,449	25%
$4.40	(0.90)	2.14		2.14		(1.05)	(1.05)	$253,415	30%
$4.44	14.14	2.18	[5]	2.18	[5]	(1.10)	(1.10)	$283,551	34%
$3.89	(5.70)	2.24		2.24		(0.96)	(0.96)	$272,537	46%
$4.14	(30.46)	2.16		2.16		(1.26)	(1.26)	$359,394	54%

$2.85	27.23	2.25	[5]	2.31	[5]	(1.27)	(1.33)	$138,299	78%
$2.24	(5.88)	2.25		2.28		(1.21)	(1.24)	$142,795	94%
$2.38	13.26	2.26	[12]	2.37	[12]	(1.32)	(1.43)	$185,587	88%
$2.11	17.22	2.26	[7]	2.46	[7]	(1.36)	(1.56)	$115,216	145%
$1.80	(29.67)	2.25		2.35		(1.21)	(1.31)	$97,912	144%

$43.82	29.41	1.24	[5]	1.24	[5]	(0.73)	(0.73)	$1,824,781	20%
$35.37	3.30	1.23		1.23		(0.32)	(0.32)	$1,297,982	23%
$34.24	19.76	1.27	[12]	1.27	[12]	(0.74)	(0.74)	$1,110,087	17%
$28.59	8.20	1.29		1.29		(0.60)	(0.60)	$809,318	52%
$26.50	(25.42)	1.21		1.21		(0.47)	(0.47)	$735,546	51%

$3.81	22.12	1.46	[5]	1.46	[5]	(0.73)	(0.73)	$166,330	55%
$3.12	1.30	1.78		1.78		(0.65)	(0.65)	$169,401	46%
$3.08	12.00	1.85	[12]	1.85	[12]	(0.23)	(0.23)	$211,571	62%
$2.75	(2.48)	1.92		1.92		(0.33)	(0.33)	$218,358	89%
$2.82	(26.26)	1.76		1.76		0.15	0.15	$336,914	78%

$3.82	3.80	1.15	[5]	1.66	[5]	(0.42)	(0.93)	$7,243	55%

$9.30	25.61	0.95	[5]	1.14	[5]	1.74	1.55	$44,635	57%
$7.57	3.94	0.95		1.21		2.99	2.73	$24,057	62%
$7.51	15.18	0.99	[13] [7]	1.33	[13] [7]	4.35	4.01	$19,517	73%
$6.77	(6.49)	1.05	[7]	1.71	[7]	4.93	4.27	$17,710	84%
$7.62	(18.17)	0.97	[7]	1.46	[7]	5.96	5.47	$21,889	81%

$22.83	20.13	1.32	[5]	1.32	[5]	(0.35)	(0.35)	$143,259	43%
$20.11	1.57	1.42		1.42		(0.51)	(0.51)	$134,203	60%
$19.80	26.44	1.68	[12]	1.68	[12]	(1.14)	(1.14)	$178,566	45%
$15.66	(0.63)	1.75		1.77		(1.12)	(1.14)	$121,284	64%
$15.76	(35.09)	1.53		1.53		(0.93)	(0.93)	$144,004	84%

$18.55	26.10	1.85	[5]	1.85	[5]	(0.99)	(0.99)	$167,934	66%
$14.71	7.77	1.95		1.95		(0.84)	(0.84)	$72,493	85%
$13.65	22.91	1.96	[12]	2.05	[12]	(0.74)	(0.83)	$65,767	74%
$11.12	7.86	1.95		2.14		(0.88)	(1.07)	$59,540	41%
$10.31	(36.07)	1.92		1.92		(1.24)	(1.24)	$82,164	89%

$10.44	3.16	0.70	[5]	0.70	[5]	1.97	1.97	$139,186	48%
$10.32	2.26	0.71		0.71		2.42	2.42	$135,617	43%
$10.34	5.95	0.72	[13]	0.73	[13]	2.87	2.86	$138,095	51%
$10.04	8.42	0.84		0.88		3.44	3.40	$114,496	28%
$9.59	(1.69)	0.87		1.12		3.66	3.41	$89,081	15%
$9.95	6.74	0.95		1.20		4.05	3.80	$86,981	56%

$18.75	6.66	0.72	[5]	0.72	[5]	2.33	2.33	$271,495	13%
$18.75	22.06	0.75		0.76		3.44	3.43	$187,368	44%
$17.17	12.65	0.75	[13]	0.78	[13]	3.56	3.53	$200,855	49%
$16.29	12.49	0.75		0.79		3.34	3.30	$154,099	62%
$14.95	12.33	0.74		0.74		3.85	3.85	$121,240	31%

WASATCH FUNDS — Notes to Financial Highlights	SEPTEMBER 30, 2012

[1]	Not annualized for periods less than one year.

[2]	Annualized for periods less than one year.

[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

[4]	Represents amounts less than $.005 per share.

[5]	Includes interest expense of less than 0.01%.

[6]	Includes interest expenses of 0.01%.

[7]	Includes interest expense and dividend payments for securities sold short. The ratios excluding such expenses are listed below:

	Expenses Net of Waivers and Reimbursements[2]		Expenses Before Waivers and Reimbursements[2]
Long/Short Fund
Year ended 9/30/12	1.27%		1.27%
Year ended 9/30/11	1.30%		1.30%
Year ended 9/30/10	1.34%	[13]	1.34%	[13]
Year ended 9/30/09	1.47%		1.52%
Period ended 9/30/08[15]	1.46%		1.71%
Year ended 3/31/08	1.57%		1.82%

Micro Cap Value Fund
Year ended 9/30/09	2.25%		2.45%

Strategic Income Fund
Year ended 9/30/10	0.95%	[13]	1.29%	[13]
Year ended 9/30/09	0.95%		1.61%
Year ended 9/30/08	0.95%		1.44%

[8]	Fund inception date was October 1, 2007.
[9]	Institutional class inception date was January 31, 2012.

[10]	Fund inception date was January 31, 2012.

[11]	Fund inception date was April 26, 2011.

[12]	Includes extraordinary expenses of 0.01% (see Note 9).

[13]	Includes extraordinary expenses of less than 0.01% (see Note 9).

[14]	Fund inception date was November 17, 2008.

[15]	Effective September 19, 2008, the Fund changed its fiscal year end to September 30.

[16]	Average shares method used in calculation.

See Notes to Financial Statements.

WASATCH FUNDS — Notes to Financial Statements	SEPTEMBER 30, 2012

1. ORGANIZATION

Wasatch Funds Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 20 series or funds (each a “Fund” and collectively the “Funds”). The Core Growth Fund, Emerging Markets Small Cap Fund, Global Opportunities Fund, Heritage Growth Fund, International Growth Fund, International Opportunities Fund, Large Cap Value Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund, World Innovators Fund, Wasatch-1st Source Income Fund (“Income Fund”) (sub-advised), and Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) (sub-advised) are each diversified funds. The Emerging India Fund, Frontier Emerging Small Countries Fund, Long/Short Fund and Emerging Markets Select Fund are non-diversified funds. Each Fund maintains its own investment objective. On August 22, 2012, the Funds filed a post-effective registration statement pursuant to Rule 485(a)(2) under the 1940 Act for Wasatch Emerging Markets Select Fund (a new series of the Trust).

On November 9, 2011, the Trust re-designated the shares of the Funds into Investor Class shares effective January 31, 2012, and authorized and designated a new Institutional Class of shares in the Funds. Currently, only three funds offer Institutional Class shares: Wasatch Core Growth Fund, Wasatch Large Cap Value Fund and Wasatch Small Cap Value Fund, which commenced operations on January 31, 2012. On October 2, 2012, the Funds filed a post-effective registration statement pursuant to Rule 485(a)(2) under the 1940 Act for Long/Short Fund Institutional Class shares. Each class of shares for each Fund has identical rights and privileges except with respect to purchase minimums, distribution and service charges, shareholder services, voting rights on matters affecting a single class of shares, and exchange and conversion features. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the “Advisor” or “Wasatch”) as investment advisor.

The Core Growth, Emerging India, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Heritage Growth, International Growth, International Opportunities, Large Cap Value, Long/Short, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Strategic Income, Ultra Growth and World Innovators Funds are referred to herein as the “Equity Funds.” No shares of the Emerging Markets Select Fund or the Long/Short Fund Institutional Class shares were offered or outstanding during the fiscal year ended September 30, 2012.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at September 30, 2012. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Valuation of Securities — All investments in securities are recorded at their estimated fair value as described in Note 15.

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day. Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

At September 30, 2012, the foreign currencies held by the Funds were as follows (amounts in U.S. dollars):

	Cost of Currency	Value of Currency
Emerging India Fund
Indian Rupee	$192,316	$201,669

Emerging Markets Small Cap Fund
Brazilian Real	$42,322	$42,408
Egyptian Pound	1	1
Hong Kong Dollar	579,048	579,021
Indian Rupee	68,060	68,679
Moroccan Dirham	0	1

	$689,431	$690,110

Frontier Emerging Small Countries Fund
Bangladesh Taka	$11,168	$11,168
Hong Kong Dollar	21,282	21,281
Malaysian Ringgit	5,256	5,290
Pakistan Rupee	30	31
Sri Lanka Rupee	41,827	41,883

	$79,563	$79,653

Global Opportunities Fund
Australian Dollar	$4	$4
Hong Kong Dollar	39,486	39,483
Pound Sterling	19,396	19,298
South Korean Won	1	1

	$58,887	$58,786

International Growth Fund
Australian Dollar	$36	$36
Hong Kong Dollar	158,891	158,880
Pound Sterling	84,252	83,824

	$243,179	$242,740

International Opportunities Fund
Malaysian Ringgit	$15,831	$15,935

Micro Cap Value Fund
Hong Kong Dollar	$41,021	$41,018
Malaysian Ringgit	14,952	15,050

	$55,973	$56,068

Strategic Income Fund
Hong Kong Dollar	$2	$2

WASATCH FUNDS — Notes to Financial Statements (continued)

Investment in Securities and Related Investment Income—Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premiums are amortized using the interest method. To the extent dividends received from Limited Partnership and Real Estate Investment Trust securities include return of capital distributions; such distributions are recorded as income, and adjusted accordingly for tax purposes.

Expenses—The Funds contract for various services on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates—The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications—In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees—The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held 60 days or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

New Accounting Pronouncements—In December 2011, the International Accounting Standards Board (“IASB”) and the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”). ASU 2011-11 requires entities to disclose gross and net information about instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement (agreement with a counterparty that mitigates its credit exposure in the event of default). ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Other—Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.

3. SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements—The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred.

Short Sales—The Long/Short Fund and to a lesser extent the other Equity Funds may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.

4. FINANCIAL DERIVATIVE INSTRUMENTS

Foreign Currency Contracts—The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from the adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a fund as unrealized appreciation

SEPTEMBER 30, 2012

or depreciation. When a foreign currency contract is closed, the fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Schedule of Investments. In addition, a fund could be exposed to credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts.

Options Transactions—The Equity Funds and the Income Fund may buy and sell put and call options and write covered put and call options, including over-the-counter options, on portfolio securities where the completion of the obligation is dependent upon the credit standing of another party. Options are a type of derivative financial instrument. The Funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that a fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a fund pays a premium whether or not the option is exercised. A fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Possible losses from uncovered written options may be unlimited. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options.

5. DISTRIBUTIONS

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all Funds, except for dividends from net investment income in five funds. The Income Fund declares and pays dividends monthly. The Large Cap Value, Long/Short, Strategic Income, and U.S. Treasury Funds declare and pay dividends quarterly. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among additional paid-in capital, undistributed net investment income (loss), and undistributed net realized gains (losses) on investments and foreign currency translations.

Accordingly, at September 30, 2012, reclassifications were recorded as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund
Increase (decrease) paid-in capital in excess of par	$(678,310)	$(38,410)	$1	$(28)	$3,939,290
Increase (decrease) undistributed net investment income	671,002	5,196	(2,563,180)	(61,064)	691,779
Increase (decrease) undistributed net realized gain	7,308	33,214	2,563,179	61,092	(4,631,069)

	Heritage Growth Fund	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund
Decrease paid-in capital in excess of par	$(117,474)	$—	$(424,397)	$(351,570)	$(598,383)
Increase (decrease) undistributed net investment income	112,980	(485,173)	63,454	(302,630)	676,887
Increase (decrease) undistributed net realized gain (loss)	4,494	485,173	360,943	654,200	(78,504)

	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Decrease paid-in capital in excess of par	$(612,836)	$(1,725,094)	$(3,232,317)	$(497,914)	$(130,226)
Increase (decrease) undistributed net investment income	583,415	2,107,394	3,241,088	394,150	53,491
Increase (decrease) undistributed net realized gain (loss)	29,421	(382,300)	(8,771)	103,764	76,735

	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Decrease paid-in capital in excess of par	$378	$(260,294)	$—	$—
Increase (decrease) undistributed net investment income	340,695	81,090	(237,738)	—
Increase (decrease) undistributed net realized gain (loss)	(341,073)	179,204	237,738	—

WASATCH FUNDS — Notes to Financial Statements (continued)

6. PURCHASES AND SALES OF SECURITIES

Cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities for the year or period ended September 30, 2012 are summarized below:

	Core Growth Fund	Emerging India Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund[1]	Global Opportunities Fund	Heritage Growth Fund	International Growth Fund
Purchases	$140,525,329	$3,312,122	$892,391,598	$27,860,375	$60,351,105	$44,074,587	$188,948,974
Sales	136,777,595	1,958,475	419,438,675	740,052	140,366,817	24,149,529	139,726,190

	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Purchases	$87,312,263	$202,383,584	$1,038,065,075	$70,856,037	$104,986,461	$310,901,193	$96,471,749
Sales	68,391,747	716,592,015	642,726,377	106,598,503	126,480,516	338,313,309	127,689,941

	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund
Purchases	$29,536,397	$62,329,474	$125,373,374	$35,244,338
Sales	19,023,719	81,865,390	67,771,576	30,014,666

[1] Inception	date of the Fund was January 31, 2012.

Purchases and sales of U.S. government securities in the Income Fund were $34,046,209 and $36,480,088, respectively. Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $99,558,353 and $31,545,290, respectively.

7. OPTIONS CONTRACTS WRITTEN

Options written activity during the year ended September 30, 2012 was as follows:

	Options Outstanding at 9/30/2011	Written	Closed	Exercised	Expired	Options Outstanding at 9/30/2012
Core Growth Fund
Premium amount	$178,735	$150,916	$—	$—	$(178,735)	$150,916
Number of contracts	500	1,050	—	—	(500)	1,050
Long/Short Fund
Premium amount	$10,278,040	$20,406,764	$(2,027,040)	$(8,805,335)	$(11,199,302)	$8,653,127
Number of contracts	35,095	100,961	(11,655)	(40,650)	(45,731)	38,020
Micro Cap Value Fund
Premium amount	$762,276	$2,003,640	$(1,280,090)	$(933,997)	$(296,574)	$255,255
Number of contracts	2,600	9,906	(4,811)	(5,717)	(1,183)	795
Small Cap Value Fund
Premium amount	$—	$134,261	$—	$—	$—	$134,261
Number of contracts	—	600	—	—	—	600
World Innovators Fund
Premium amount	$—	$7,710	$—	$(6,168)	$(1,542)	$—
Number of contracts	—	15	—	(12)	(3)	—

8. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds are no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total of amounts of unrecognized tax benefits will significantly change in the next 12 months. Accordingly, no provision for federal income or excise taxes has been made.

SEPTEMBER 30, 2012

As of September 30, 2012, the cost and unrealized appreciation (depreciation) of securities on a tax basis were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	Heritage Growth Fund	International Growth Fund
Cost	$428,930,318	$12,300,426	$1,255,305,111	$28,594,190	$114,247,836	$92,100,572	$332,688,367

Gross appreciation	$173,681,302	$1,796,753	$260,747,120	$3,860,312	$44,139,078	$25,139,794	$103,494,482
Gross (depreciation)	(11,341,947)	(625,005)	(27,568,613)	(219,672)	(2,849,006)	(5,197,307)	(3,687,584)

Net appreciation (depreciation)	$162,339,355	$1,171,748	$233,178,507	$3,640,640	$41,290,072	$19,942,487	$99,806,898

	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Cost	$156,641,979	$1,055,402,604	$1,424,494,609	$224,592,414	$106,102,585	$1,279,719,647	$150,640,784

Gross appreciation	$45,854,611	$308,093,905	$117,043,028	$95,161,799	$32,238,600	$538,351,587	$34,003,699
Gross (depreciation)	(5,889,119)	(48,362,917)	(20,656,441)	(26,011,914)	(2,651,994)	(35,651,644)	(10,194,723)

Net appreciation (depreciation)	$39,965,492	$259,730,988	$96,386,587	$69,149,885	$29,586,606	$502,699,943	$23,808,976

	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Cost	$41,742,608	$122,246,069	$149,931,120	$133,111,321	$232,504,249

Gross appreciation	$4,732,585	$33,274,383	$21,969,820	$5,274,827	$38,469,031
Gross (depreciation)	(1,831,567)	(12,396,163)	(3,162,384)	(114,122)	(273,413)

Net appreciation (depreciation)	$2,901,018	$20,878,220	$18,807,436	$5,160,705	$38,195,618

The difference between book-basis and tax-basis unrealized gains is primarily attributable to the tax deferral of losses on wash sales, unrealized appreciation on passive foreign investment companies and other temporary tax adjustments.

The components of accumulated earnings on a tax basis as of September 30, 2012 were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund
Undistributed ordinary income	$—	$—	$5,219,469	$198,763	$—
Undistributed capital gains	—	—	—	—	17,205,439

Accumulated earnings	—	—	5,219,469	198,763	17,205,439
Accumulated capital and other losses	(37,897,392)	(859,376)	(64,012,504)	—	(843,378)
Other undistributed ordinary losses	—	(82,053)	—	(75,714)	(9,566)
Net unrealized appreciation*	162,377,571	1,116,249	226,894,941	3,576,997	41,225,199

Total accumulated earnings	$124,480,179	$174,820	$168,101,906	$3,700,046	$57,577,694

WASATCH FUNDS — Notes to Financial Statements (continued)

	Heritage Growth Fund	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund
Undistributed ordinary income	$—	$1,909,496	$—	$—	$—
Undistributed capital gains	4,136,609	—	—	—	3,814,650

Accumulated earnings	4,136,609	1,909,496	—	—	3,814,650
Accumulated capital and other losses	(128,088)	(32,020,626)	(7,234,180)	(828,517)	(1,627,098)
Other undistributed ordinary losses	—	—	(16,820)	(61,013)	—
Net unrealized appreciation*	19,942,913	99,565,576	39,733,954	259,730,988	92,348,571

Total accumulated earnings	$23,951,434	$69,454,446	$32,482,954	$258,841,458	$94,536,123

	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Undistributed ordinary income	$—	$—	$—	$—	$—
Undistributed capital gains	—	11,281,937	104,861,904	—	—

Accumulated earnings	—	11,281,937	104,861,904	—	—
Accumulated capital and other losses	(45,119,796)	(523,723)	(9,492,107)	(97,665,048)	(4,565,592)
Other undistributed ordinary losses	—	—	—	—	(16,379)
Net unrealized appreciation*	69,001,436	29,440,210	501,098,883	23,776,621	2,901,048

Total accumulated earnings (deficit)	$23,881,640	$40,198,424	$596,468,680	($73,888,427)	($1,680,923)

	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Undistributed ordinary income	$—	$—	$75,618	$143,701
Undistributed capital gains	16,570,757	—	—	5,092,077

Accumulated earnings	16,570,757	—	75,618	5,235,778
Accumulated capital and other losses	(730,134)	(8,750,695)	(714,842)	—
Other undistributed ordinary losses	—	—	(38,635)	(131,654)
Net unrealized appreciation*	20,747,535	18,805,340	5,160,705	38,195,618

Total accumulated earnings	$36,588,158	$10,054,645	$4,482,846	$43,299,742

*	On investments, securities sold short, derivative and foreign currency denominated assets and liabilities.

Capital loss carryforwards are available through the date specified below to offset future realized net capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

Capital loss carryforwards as of September 30, 2012 are as follows:

Fund	2014	2016	2017	2018
Core Growth Fund	$—	$—	$—	$35,409,803
Emerging Markets Small Cap Fund	—	—	3,795,857	6,828,580
International Growth Fund	—	—	—	26,072,123
Micro Cap Fund	—	—	—	41,372,871
Small Cap Value Fund	—	—	30,914,092	63,852,620
Strategic Income Fund	—	—	—	4,565,592
World Innovators Fund	—	—	—	7,292,881
Income Fund	153,117	561,725	—	—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President of the United States of America. Under the Modernization Act, a Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

SEPTEMBER 30, 2012

Capital loss carryforwards as of September 30, 2012 with no expiration are as follows:

Fund	Short Term
Emerging India Fund	$93,466
Emerging Markets Small Cap Fund	12,120,230
International Growth Fund	417,006
International Opportunities Fund	6,940,313

The Funds have elected to defer losses incurred from November 1, 2011 through September 30, 2012 in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

Fund	Post-October Capital Losses	Late-Year Ordinary Losses
Core Growth Fund	$—	$2,487,589
Emerging India Fund	733,297	32,613
Emerging Markets Small Cap Fund	41,267,837	—
Global Opportunities Fund	—	843,378
Heritage Growth Fund	—	128,088
International Growth Fund	5,531,497	—
International Opportunities Fund	—	293,867
Large Cap Value Fund	828,517	—
Long/Short Fund	—	1,627,098
Micro Cap Fund	—	3,746,925
Micro Cap Value Fund	—	523,723
Small Cap Growth Fund	—	9,492,107
Small Cap Value Fund	1,969,866	928,470
Ultra Growth Fund	—	730,134
World Innovators Fund	382,290	1,075,524

During the tax year ended September 30, 2012, the Funds used capital loss carryforwards in the following amounts:

Fund	Amount Used
Core Growth Fund	$45,997,138
Large Cap Value Fund	23,080,189
Long/Short Fund	3,699,489
Micro Cap Fund	28,091,429
Micro Cap Value Fund	298,445
Small Cap Value Fund	15,799,053
Strategic Income Fund	2,323,842
World Innovators Fund	8,422,188
Income Fund	568,391

The tax character of distributions paid during the year ended September 30, 2012 was as follows:

2012	Core Growth Fund	Emerging India Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund
Ordinary income	$—	$82,637	$—	$—	$—
Capital gain	—	—	—	—	18,174,913

Total	$—	$82,637	$—	$—	$18,174,913

2012	Heritage Growth Fund	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund
Ordinary income	$—	$—	$—	$21,818,495	$—
Capital gain	1,097,280	—	17,671,323	—	—

Total	$1,097,280	$—	$17,671,323	$21,818,495	$—

WASATCH FUNDS — Notes to Financial Statements (continued)

2012	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Ordinary income	$—	$—	$—	$—	$880,410
Capital gain	—	—	62,046,614	—	—

Total	$—	$—	$62,046,614	$—	$880,410

2012	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Ordinary income	$—	$—	$2,775,995	$5,618,367
Capital gain	7,674,675	—	—	9,334,135

Total	$7,674,675	$—	$2,775,995	$14,952,502

The tax character of distributions paid during the year ended September 30, 2011 was as follows:

2011	Core Growth Fund	Emerging India Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund	Heritage Growth Fund	International Growth Fund
Ordinary income	$—	$—	$86,408	$1,872,935	$653,414	$—
Capital gain	—	—	—	7,528,532	5,614	—

Total	$—	$—	$86,408	$9,401,467	$659,028	$—

2011	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund
Ordinary income	$—	$21,370,753	$300,223	$—	$—	$—
Capital gain	4,411,467	—	—	—	—	—

Total	$4,411,467	$21,370,753	$300,223	$—	$—	$—

2011	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Ordinary income	$—	$762,128	$—	$—	$3,218,058	$5,596,881
Capital gain	—	—	—	—	—	10,250,028

Total	$—	$762,128	$—	$—	$3,218,058	$15,846,909

The tax character of distributions paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

9. RELATED PARTY TRANSACTIONS

Investment Advisory Fees, Expense Limitations—As the Funds’ investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse certain Funds should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2013. If operating expenses are less than the specified expense limit for the Fund, the Advisor shall be entitled to reimbursement of the fees waived or reduced to the extent that the operating expenses and the amounts reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently the period for the 12 months commencing January 31, 2012). Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such amount paid, together with all other amounts reimbursed under this agreement in the fiscal year, does not cause the Fund to exceed the expense limitation. All amounts not recovered at the end of the period expire on January 31, 2013. On November 9, 2011, the Board of Trustees and the Advisor agreed to a reduction in the advisory fee for Investor Class shares of the Wasatch Small Cap Value Fund from 1.50% to 1.00% effective January 31, 2012. Additionally, the Advisor and the Funds executed an amended and restated expense limitation agreement, wherein the Advisor contractually agreed to an expense limitation of 1.50% on Investor Class shares of the Wasatch Small Cap Value Fund effective January 31, 2012, and continuing through at least January 31, 2013. Ordinary operating expenses exclude any interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business. The costs of the Proxy Statement related to the identification and

SEPTEMBER 30, 2012

shareholder approval of Trustee Nominees were treated as extraordinary expenses in the 2010 fiscal year. The impact of these payments is reflected in the net expense ratios in the Financial Highlights. Investment advisory fees and fees waived, if any, for the year ended September 30, 2012 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

Fund	Advisory Fee	Expense Limitation Investor Class	Expense Limitation Institutional Class	Contractual Expense Limitation/ Reimbursement Recoverable Expiration Date	Reimbursement Recoverable
Core Growth Fund	1.00%	1.50%	1.12%	01/31/2013	$23,959
Emerging India Fund	1.50%	1.95%	N/A	01/31/2013	91,889
Emerging Markets Small Cap Fund	1.75%	1.95%	N/A	01/31/2013	1,404,245
Frontier Emerging Small Countries Fund	1.75%	2.25%	N/A	01/31/2013	135,086
Global Opportunities Fund	1.50%	1.95%	N/A	01/31/2013	—
Heritage Growth Fund	0.70%	0.95%	N/A	01/31/2013	58,535
International Growth Fund	1.25%	1.75%	N/A	01/31/2013	—
International Opportunities Fund	1.95%	2.25%	N/A	01/31/2013	243,540
Large Cap Value Fund	0.90%	1.10%	0.98%	01/31/2013	555,728
Long/Short Fund	1.10%	—	N/A	N/A	N/A
Micro Cap Fund	1.95%	2.25%	N/A	01/31/2013	—
Micro Cap Value Fund	1.95%	2.25%	N/A	01/31/2013	34,847
Small Cap Growth Fund	1.00%	1.50%	N/A	01/31/2013	—
Small Cap Value Fund	1.00%[1]	1.50%[2]	1.15%	01/31/2013	23,053
Strategic Income Fund	0.70%	0.95%	N/A	01/31/2013	51,677
Ultra Growth Fund	1.00%	1.50%	N/A	01/31/2013	—
World Innovators Fund	1.50%	1.95%	N/A	01/31/2013	—
Income Fund	0.55%	—	N/A	N/A	N/A
U.S. Treasury Fund	0.50%	0.75%	N/A	01/31/2013	—

[1]The	advisory fee decreased from 1.50% to 1.00% on 1/31/2012.
[2]The	expense limitation was decreased from 1.95% to 1.50% on 1/31/2012.

Affiliated Trades — Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund (or funds) that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, each transaction is effected at the current market price, as that term is defined under the procedures. During the year ended September 30, 2012, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act:

	Purchases	Sales
Global Opportunities Fund	$—	$1,496,592
International Growth Fund	1,046,793	1,786,358
International Opportunities Fund	2,485,615	—
Long/Short Fund	—	55,486,964
Micro Cap Value Fund	—	249,458

Affiliated Transaction — During the year ended September 30, 2012, the Large Cap Value Fund had an in-kind purchase of $4,255,413 from an affiliate.

Institutional Class Legal Fees — As disclosed in the annual report dated September 30, 2011, the Board approved a multi-class plan pursuant to which the Board has established and designated two classes for each series known as Institutional Class shares and Investor Class shares. The Advisor paid the legal costs associated with the establishment and designation of the new share classes.

Payments by Advisor — During the reporting period the Advisor discovered a trade allocation error involving several of the Wasatch Funds. In August 2012, the Advisor reimbursed the Global Opportunities Fund $1,167, the Micro Cap Fund $1,074, the Micro Cap Value Fund $1,282, the Small Cap Growth Fund $46,199, the Ultra Growth Fund $940 and the World Innovators Fund $437 as reimbursement for the error plus interest. The impact of these payments is reflected in the net expense ratios in the Financial Highlights.

WASATCH FUNDS — Notes to Financial Statements (continued)

10% Shareholders—As of September 30, 2012, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the fund as detailed below:

	Number of Accounts	% of Shares Outstanding
Core Growth Fund	2	50.47%
Emerging India Fund	2	38.57%
Emerging Markets Small Cap Fund	2	65.99%
Frontier Emerging Small Countries Fund	3	69.08%
Global Opportunities Fund	2	60.47%
Heritage Growth Fund	2	49.29%
International Growth Fund	2	50.62%
International Opportunities Fund	2	62.16%
Large Cap Value Fund	3	77.92%
Long/Short Fund	2	66.50%
Micro Cap Fund	2	30.48%
Micro Cap Value Fund	2	51.67%
Small Cap Growth Fund	2	48.14%
Small Cap Value Fund	2	30.66%
Strategic Income Fund	3	70.75%
Ultra Growth Fund	2	48.29%
World Innovators Fund	2	42.32%
Income Fund	2	84.69%
U.S. Treasury Fund	2	39.95%

Affiliated Interests—As of September 30, 2012, Wasatch Advisors, Inc. and its affiliates, and the retirement plans of Wasatch Advisors, Inc. and its affiliates, held shares which may be redeemed at any time as detailed below:

	Number of Accounts*	% of Shares Outstanding
Core Growth Fund	17	0.55%
Emerging India Fund	18	19.78%
Emerging Markets Small Cap Fund	23	0.22%
Frontier Emerging Small Countries Fund	21	12.44%
Global Opportunities Fund	24	2.50%
Heritage Growth Fund	10	3.35%
International Growth Fund	12	0.54%
International Opportunities Fund	21	3.27%
Large Cap Value Fund	13	0.16%
Long/Short Fund	11	0.17%
Micro Cap Fund	13	0.65%
Micro Cap Value Fund	13	1.80%
Small Cap Growth Fund	20	1.41%
Small Cap Value Fund	10	1.65%
Strategic Income Fund	5	21.69%
Ultra Growth Fund	8	1.08%
World Innovators Fund	9	1.72%
Income Fund	2	0.01%
U.S. Treasury Fund	6	0.67%

*	Multiple accounts with the same beneficial owner are treated as one account.

Payments by Former Service Provider—BISYS Fund Services, Inc. (“BISYS”) is a former service provider to the Large Cap Value Fund, Long/Short Fund, and Income Fund. In August 2010, these funds received a one-time payment from the BISYS Fair Fund (a fund established pursuant to a settlement between the SEC and BISYS that requires, among other things, a distribution of settlement monies from the Fair Fund to benefit affected mutual funds). The impact of these payments is reflected in the net expense ratios in the Financial Highlights.

SEPTEMBER 30, 2012

10. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the year ended September 30, 2012 with an “affiliated company” as so defined:

	Share Activity				Dividends Credited to Income for the period ended 9/30/12	Gain (Loss) Realized on Sale of Shares for the period ended 9/30/12
	Balance 9/30/11	Purchases/ Additions	Sales/ Reductions	Balance 9/30/12
Long/Short Fund
Silicon Graphics International Corp.*	1,447,300	1,821,110	465,510	2,802,900	$—	$(2,809,326)

Micro Cap Fund
Goldwater Bank, N.A.	154,000	—	—	154,000	$—	$—

Small Cap Growth Fund
Blue Nile, Inc.	462,294	192,609	—	654,903	$—	$—
Knight Transportation, Inc.	4,139,457	516,349	—	4,655,806	1,034,250	—
NeurogesX, Inc.	3,882,558	—	—	3,882,558	—	—
Power Integrations, Inc.**	1,731,197	—	472,048	1,259,149	304,936	(379,532)

*	On December 22, 2011, a Schedule 13D was filed for Silicon Graphics International Corp. (“the Company”) on behalf of the Advisor and the Wasatch Long/Short Fund, including the portfolio managers Michael L. Shinnick and Ralph C. Shive (“Reporting Persons”).
**No	longer affiliated as of September 30, 2012.

11. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee, comprised of personnel of the Advisor, with oversight by the Board of Trustees and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At September 30, 2012, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Acquisition Cost	Fair Value	Value as % of Net Assets
Global Opportunities Fund
Cardica, Inc.	Warrants	9/25/09	$5,000	$2,400	—

Micro Cap Fund
Cardica, Inc.	Warrants	9/25/09	$40,312	$19,350	0.01%
Goldwater Bank, N.A.	Common Stock	2/28/07	1,540,000	13,860	—
NeurogesX, Inc.	Warrants	7/21/11	18,169	1,453	—

			$1,598,481	$34,663	0.01%

Micro Cap Value Fund
Acetylon Pharmaceuticals, Inc., Series B	Preferred Stock	2/3/11 - 5/25/12	$499,999	$625,263	0.45%
Cardica, Inc.	Warrants	9/25/09	13,813	6,630	0.01%
Goldwater Bank, N.A.	Common Stock	2/28/07	419,000	3,771	—
Idaho Trust Bancorp	Common Stock	8/30/06	500,004	182,779	0.13%
NeurogesX, Inc.	Warrants	7/21/11	6,250	500	—
NeurogesX, Inc.	Warrants	12/28/07	3,800	—	—

			$1,442,866	$818,943	0.59%

Small Cap Growth Fund
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 11/23/11	$4,543,853	$4,967,476	0.27%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 10/28/11	1,335,000	1,658,434	0.09%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	2,000,000	776,271	0.05%
Nanosys, Inc., Series E	Preferred Stock	8/13/10	184,939	184,939	0.01%
NeurogesX, Inc.	Warrants	7/21/11	242,660	19,413	—
Zonare Medical Systems, Inc.	Common Stock	6/30/04	1,500,000	247	—

			$9,806,452	$7,606,780	0.42%

WASATCH FUNDS — Notes to Financial Statements (continued)

	Security Type	Acquisition Date	Acquisition Cost	Fair Value	Value as % of Net Assets
Strategic Income Fund
Redcorp Ventures Ltd., 13.00%, 7/11/12	Corporate Bonds	7/5/07	$155,655	$4,073	0.01%
Star Asia Financial Ltd.	Common Stock	2/22/07 - 3/19/10	305,812	266,786	0.60%
Star Asia SPV, LLC	LLC Membership Interest	3/19/10	457,316	99,690	0.22%

			$918,783	$370,549	0.83%

Ultra Growth Fund
Cardica, Inc.	Warrants	9/25/09	$20,625	$9,900	0.01%
Data Sciences International, Inc., Series B	Preferred Stock	1/20/06	475,001	807,502	0.56%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 11/23/11	4,089,467	4,468,020	3.12%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 10/28/11	1,335,000	1,658,433	1.16%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	500,001	194,068	0.14%
Nanosys, Inc., Series E	Preferred Stock	8/13/10	46,235	46,235	0.03%
NeurogesX, Inc.	Warrants	7/21/11	5,451	436	—
Ophthonix, Inc.	Common Stock	9/23/05	499,998	504	—
TherOx, Inc., Series I	Preferred Stock	7/7/05	1,000,000	14,634	0.01%
Xtera Communications, Inc.	Common Stock	9/3/03	99,065	914	—
Zonare Medical Systems, Inc.	Common Stock	6/30/04	1,000,000	165	—

			$9,070,843	$7,200,811	5.03%

World Innovators Fund
Cardica, Inc.	Warrants	9/25/09	$8,938	$4,290	—
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 11/23/11	454,387	496,747	0.30%
Xtera Communications, Inc.	Common Stock	9/3/03	7,076	65	—

			$470,401	$501,102	0.30%

12. PURCHASE COMMITMENTS

In September 2003, the Small Cap Growth, Ultra Growth and World Innovators Funds entered into subscription agreements to acquire limited partnership interests in Greenspring Global Partners II-B, L.P. The remaining commitment amounts at September 30, 2012 were $400,000, $360,000 and $40,000, respectively.

In December 2005, the Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Greenspring Global Partners III-B, L.P. The remaining commitment amounts at September 30, 2012 were $165,000, per Fund.

Securities held by the Funds have been designated to meet these purchase commitments as indicated in the Schedules of Investments.

13. LINE OF CREDIT

The Equity Funds opened two lines of credit totaling $75,000,000, one of which is $25,000,000 uncommitted, and the other of which is $50,000,000 committed, with State Street Bank and Trust Company on June 4, 2007 (together, the “Line”). As of May 25, 2012, the Board approved use of the Line by all funds in the Trust. The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the higher of (a) the Federal Funds rate as in effect on the date of borrowing, plus a margin, or (b) the overnight London Interbank Offered Rate (LIBOR) as in effect on the date of borrowing, plus a margin. Commitment fees are pro-rated among the Funds based upon relative average net assets. Interest expense is charged directly to a fund based upon actual amounts borrowed by the Fund.

For the year ended September 30, 2012, the following Funds had borrowings:

	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at September 30, 2012
Emerging India Fund	237,979	22	167	1.15%	—
Global Opportunities Fund	3,487,563	60	6,674	1.15%	1,615,933
International Growth Fund	3,701,144	93	10,956	1.15%	—
International Opportunities Fund	4,451,737	13	1,852	1.15%	—
Micro Cap Value Fund	3,876,063	7	877	1.16%	—
Small Cap Growth Fund	2,333,727	9	666	1.14%	—
Ultra Growth Fund	864,899	88	2,423	1.15%	—

SEPTEMBER 30, 2012

14. PRINCIPAL RISKS

Market and Credit Risk—In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Non-Diversification Risk—A non-diversified fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.

Inflation Risk—Inflation risk is the possibility that inflation will reduce the purchasing power of a currency, and subsequently reduce the value of a security or asset, and may result in rising interest rates. Inflation is the overall upward price movement of goods and services in an economy that causes the value of a currency to decline.

Interest Rate Risk—Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. A rise in interest rates typically causes a fall in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities and high for longer-term securities. Generally, an increase in the average maturity of a fund will make it more sensitive to interest rate risk. The interest rate is the amount charged, expressed as a percentage of principal, by a lender to a borrower for the use of assets.

Foreign Currency Risk—If a fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. This also includes the risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments.

Region Risk—The Funds invest in equity and fixed income securities of non-U.S. issuers. Although the Funds maintain diversified investment portfolios, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. These risks are exaggerated for securities of issuers tied economically to emerging and frontier market countries. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings.

Shareholder Concentration Risk—A significant portion of the net assets of the International Opportunities Fund is owned by a group of shareholders advised by a common investment advisor. If this group of shareholders simultaneously redeems on the advice of their investment advisor, Fund expenses may increase and performance may be materially affected. However, the Advisor has contractually agreed to waive its fees and/or reimburse the International Opportunities Fund should its operating expenses exceed 2.25% through at least January 31, 2013.

15. SECURITIES VALUATION

Equity securities (common and preferred stock)—Securities are valued as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities are valued using a commercial pricing service at the last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on NASDAQ, such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on the primary exchange or market on a day, then the security shall be valued at the mean of the last bid and ask price on the primary exchange or market as provided by a Pricing Service. If the mean cannot be calculated or there is no trade activity on a day, then the security shall be valued at the previous trading day’s price as provided by a Pricing Service. In some instances, particularly on foreign exchanges, an official close or evaluated price may be used if the pricing service is unable to provide the last trade or most recent mean price. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy (see Note 16). Additionally, a fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”) and other exchange traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a fund uses this fair value pricing method, the values assigned to the fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges and the securities are categorized in level 2 of the fair value hierarchy. These valuation procedures apply equally to long or short equity positions in a fund.

WASATCH FUNDS — Notes to Financial Statements (continued)

Corporate debt securities—Investments are valued at current market value by a commercial pricing service, or by using the last sale or bid price based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most corporate bonds are categorized in level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as level 3.

Short-term notes—Investments maturing in 60 days or less at the time of purchase, are generally valued at amortized cost, unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked-to-market. To the extent the inputs are observable and timely, the values would be categorized in level 2 of the fair value hierarchy.

Asset-backed securities—Investments are priced using the closing bid as supplied by a commercial pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications, new issue data, monthly payment information and collateral performance. Although most asset-backed securities are categorized in level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as level 3.

U.S. government issuers—Investments are priced using the closing bid as supplied by a commercial pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most U.S. government bonds are categorized in level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as level 3.

Derivative instruments—Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on the primary exchange or market on a given day, then the option is valued at the most recent bid price on the primary exchange or market as provided by a pricing service.

Restricted securities—If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments are valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Pricing Committee of the Advisor (“Pricing Committee”) with oversight by the Board of Trustees. Fair value is defined as the price that would be received upon the sale of an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date under current market conditions. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, a stated net asset value (NAV) for the partnership, if applicable, and other relevant factors. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

As of September 30, 2012, the aggregate amount of fair valued securities, excluding any foreign securities fair valued pursuant to a systematic fair valuation model, as a percentage of net assets for the Funds was as follows:

% of Net Assets
Core Growth Fund	—
Emerging India Fund	—
Emerging Markets Small Cap Fund	7.60%
Frontier Emerging Small Countries Fund	2.29%
Global Opportunities Fund	<0.01%
Heritage Growth Fund	—
International Growth Fund	1.13%
International Opportunities Fund	1.81%
Large Cap Value Fund	—
Long/Short Fund	—
Micro Cap Fund	0.01%
Micro Cap Value Fund	2.81%
Small Cap Growth Fund	0.42%
Small Cap Value Fund	—
Strategic Income Fund	0.23%
Ultra Growth Fund	5.03%
World Innovators Fund	0.30%
Income Fund	—
U.S. Treasury Fund	—

SEPTEMBER 30, 2012

16. FAIR VALUE MEASUREMENTS

The Funds use various methods to measure the fair value of most of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
•

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

The following is a summary of the fair valuations according to the inputs used as of September 30, 2012 in valuing the Funds’ assets and liabilities:

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/12
Core Growth Fund
Assets
Common Stocks		$545,246,490	$—	$—	$545,246,490
Preferred Stocks		4,289,951	—	—	4,289,951
Short-Term Investments		—	41,733,232	—	41,733,232

		$549,536,441	$41,733,232	$—	$591,269,673

Liabilities
Equity Contracts		$(112,700)	$—	$—	$(112,700)

		$(112,700)	$—	$—	$(112,700)

Emerging India Fund
Assets
Common Stocks		$13,268,854	$—	$—	$13,268,854
Short-Term Investments		—	203,320	—	203,320

		$13,268,854	$203,320	$—	$13,472,174

Emerging Markets Small Cap Fund
Assets
Common Stocks
	Building Products	$—	$10,408,198	$—	$10,408,198
	Computer & Electronics Retail	—	16,587,446	—	16,587,446
	Diversified Banks	126,970,913	21,935,963	—	148,906,876
	Home Improvement Retail	11,997,019	23,785,222	—	35,782,241
	Hotels, Resort & Cruise Lines	—	15,541,228	—	15,541,228
	Hypermarkets & Super Centers	28,786,207	24,393,058	—	53,179,265
	Other	1,135,920,368	—	—	1,135,920,368
Preferred Stocks		31,723,258	—	—	31,723,258
Short-Term Investments		—	40,434,738	—	40,434,738

		$1,335,397,765	$153,085,853	$—	$1,488,483,618

WASATCH FUNDS — Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/12
Frontier Emerging Small Countries Fund
Assets
Common Stocks
	Building Products	$364,601	$168,510	$—	$533,111
	Construction Materials	795,639	120,733	—	916,372
	Food Retail	1,021,910	169,394	—	1,191,304
	Household Products	1,542,079	76,218	—	1,618,297
	Restaurants	797,491	222,002	—	1,019,493
	Other	25,539,465	—	—	25,539,465
Short-Term Investments		—	1,416,788	—	1,416,788

		$30,061,185	$2,173,645	$—	$32,234,830

Global Opportunities Fund
Assets
Common Stocks		$155,526,308	$—	$—	$155,526,308
Warrants		9,200	—	2,400	11,600

		$155,535,508	$—	$2,400	$155,537,908

Heritage Growth Fund
Assets
Common Stocks		$104,241,590	$—	$—	$104,241,590
Short-Term Investments		—	7,801,469	—	7,801,469

		$104,241,590	$7,801,469	$—	$112,043,059

International Growth Fund
Assets
Common Stocks
	Hypermarkets & Super Centers	$4,618,920	$4,901,368	$—	$9,520,288
	Other	405,023,424	—	—	405,023,424
Short-Term Investments		—	17,951,553	—	17,951,553

		$409,642,344	$22,852,921	$—	$432,495,265

International Opportunities Fund
Assets
Common Stocks
	Building Products	$—	$1,762,814	$—	$1,762,814
	Construction Materials	—	1,761,998	—	1,761,998
	Other	185,264,593	—	—	185,264,593
Short-Term Investments		—	7,818,066	—	7,818,066

		$185,264,593	$11,342,878	$—	$196,607,471

Large Cap Value Fund
Assets
Common Stocks		$1,270,266,260	$—	$—	$1,270,266,260
Short-Term Investments		—	44,867,332	—	44,867,332

		$1,270,266,260	$44,867,332	$—	$1,315,133,592

Long/Short Fund
Assets
Common Stocks		$1,169,531,109	$—	$—	$1,169,531,109
Short-Term Investments		—	351,350,087	—	351,350,087

		$1,169,531,109	$351,350,087	$—	$1,520,881,196

Liabilities
Equity Contracts		$(6,597,784)	$—	$—	$(6,597,784)
Securities Sold Short		(159,534,764)	—	—	(159,534,764)

		$(166,132,548)	$—	$—	$(166,132,548)

SEPTEMBER 30, 2012

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/12
Micro Cap Fund
Assets
Common Stocks
	Specialized Finance	$—	$—	$13,860	$13,860
	Other	286,910,225	—	—	286,910,225
Preferred Stocks		2,337,309	—	—	2,337,309
Warrants		—	—	20,803	20,803
Short-Term Investments		—	4,460,102	—	4,460,102

		$289,247,534	$4,460,102	$34,663	$293,742,299

Micro Cap Value Fund
Assets
Common Stocks
	Construction Materials	$1,593,300	$1,913,580	$—	$3,506,880
	Diversified Banks	3,412,099	—	182,779	3,594,878
	Home Improvement Retail	1,621,760	1,152,534	—	2,774,294
	Specialized Finance	—	—	3,771	3,771
	Other	121,566,832	—	—	121,566,832
Preferred Stocks		—	—	625,263	625,263
Warrants		—	—	7,130	7,130
Short-Term Investments		—	3,610,143	—	3,610,143

		$128,193,991	$6,676,257	$818,943	$135,689,191

Liabilities
Equity Contracts		$(165,575)	$—	$—	$(165,575)
Foreign Currency Exchange Contracts		—	(15,841)	—	(15,841)

		$(165,575)	$(15,841)	$—	$(181,416)

Small Cap Growth Fund
Assets
Common Stocks
	Health Care Equipment	$25,253,101	$—	$247	$25,253,348
	Other	1,608,620,477	—	—	1,608,620,477
Preferred Stocks		—	—	961,210	961,210
Limited Partnership Interest		—	—	6,625,910	6,625,910
Warrants		—	—	19,413	19,413
Short-Term Investments		—	140,939,232	—	140,939,232

		$1,633,873,578	$140,939,232	$7,606,780	$1,782,419,590

Small Cap Value Fund
Assets
Common Stocks		$172,063,656	$—	$—	$172,063,656
Short-Term Investments		—	2,386,104	—	2,386,104

		$172,063,656	$2,386,104	$—	$174,449,760

Liabilities
Equity Contracts		$(31,500)	$—	$—	$(31,500)

		$(31,500)	$—	$—	$(31,500)

Strategic Income Fund
Assets
Common Stocks
	Diversified REITs	$—	$266,786	$—	$266,786
	Other	34,473,417	—	—	34,473,417
Limited Liability Company Membership Interest		4,575,090	—	99,690	4,674,780
Corporate Bonds		—	—	4,073	4,073
Short-Term Investments		—	5,224,570	—	5,224,570

		$39,048,507	$5,491,356	$103,763	$44,643,626

WASATCH FUNDS — Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/12
Ultra Growth Fund
Assets
Common Stocks
	Health Care Equipment	$8,344,289	$—	$165	$8,344,454
	Internet Software & Services	9,610,227	—	914	9,611,141
	Personal Products	—	—	504	504
	Other	116,649,913	—	—	116,649,913
Preferred Stocks		—	—	1,062,439	1,062,439
Limited Partnership Interest		—	—	6,126,453	6,126,453
Warrants		—	—	10,336	10,336
Short-Term Investments		—	1,319,049	—	1,319,049

		$134,604,429	$1,319,049	$7,200,811	$143,124,289

World Innovators Fund
Assets
Common Stocks	Internet Software & Services	$17,549,230	$—	$65	$17,549,295
	Other	126,242,265	—	—	126,242,265
Preferred Stocks		2,948,957	—	—	2,948,957
Limited Partnership Interest		—	—	496,747	496,747
Warrants		—	—	4,290	4,290
Short-Term Investments		—	21,497,002	—	21,497,002

		$146,740,452	$21,497,002	$501,102	$168,738,556

Wasatch-1st Source Income Fund
Assets
Asset Backed Securities		$—	$4,331,729	$—	$4,331,729
Collateralized Mortgage Obligations		—	33,856,153	—	33,856,153
Corporate Bonds		—	53,273,615	—	53,273,615
Municipal Bonds		—	1,923,925	—	1,923,925
Mutual Funds		871,362	—	—	871,362
Exchange Traded Funds		730,620	—	—	730,620
U.S. Government Agency Securities		—	23,896,684	—	23,896,684
U.S. Treasury Inflation Protected Bonds		—	2,050,295	—	2,050,295
U.S. Treasury Notes		—	13,619,033	—	13,619,033
Preferred Stocks		1,134,083	—	—	1,134,083
Short-Term Investments		—	2,584,527	—	2,584,527

		$2,736,065	$135,535,961	$—	$138,272,026

U.S. Treasury Fund
Assets
U.S. Government Obligations		$—	$266,059,192	$—	$266,059,192
Short-Term Investments		—	4,640,675	—	4,640,675

		$—	$270,699,867	$—	$270,699,867

If the securities of an Asset Class are all the same level, the asset class is shown in total. If the securities of an Asset Class cross levels, the level with the smallest number of categories and with multiple levels within a category is displayed by category. The remaining categories that do not cross levels are combined into the Other category.

The valuation techniques used by the Funds to measure fair value for the year ended September 30, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

SEPTEMBER 30, 2012

The table below shows the significant transfers between level 1 and level 2 due to fair valuation in certain foreign markets.

Fund	Transfers out of Level 2 at Market Value	Transfers into Level 1 at Market Value
Core Growth Fund	$29,598,520	$29,598,520
Emerging India Fund	10,092,460	10,092,460
Emerging Markets Small Cap Fund	690,278,264	690,278,264
Global Opportunities Fund	43,125,508	43,125,508
Heritage Growth Fund	1,454,019	1,454,019
International Growth Fund	261,741,030	261,741,030
International Opportunities Fund	110,902,603	110,902,603
Micro Cap Fund	27,400,718	27,400,718
Micro Cap Value	9,705,991	9,705,991
Small Cap Growth Fund	176,566,126	176,566,126
Small Cap Value Fund	12,445,217	12,445,217
Ultra Growth Fund	10,911,897	10,911,897
World Innovators Fund	23,189,299	23,189,299

The following is a reconciliation of the fair valuations using significant unobservable inputs (level 3) for the Funds during the year ended September 30, 2012:

Fund	Market Value Beginning Balance 9/30/2011	Purchases at Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 9/30/2012	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 9/30/2012
Global Opportunities Fund
Warrants	$27,200	$—	$—	$—	$—	$(24,800)	$—	$—	$2,400	$(24,800)

Micro Cap Fund
Common Stocks	55,440	—	—	—	—	(41,580)	—	—	13,860	(41,580)
Warrants	220,511	—	—	—	(19,380)	(181,781)	1,453	—	20,803	(199,950)

	275,951	—	—	—	(19,380)	(223,361)	1,453	—	34,663	(223,361)

Micro Cap Value Fund
Common Stocks	200,085	—	—	—	—	(13,535)	—	—	186,550	(13,535)
Preferred Stocks	249,997	250,002	—	—	—	125,264	—	—	625,263	125,264
Warrants	75,721	—	—	—	(9,302)	(59,789)	500	—	7,130	(68,510)

	525,803	250,002	—	—	(9,302)	51,940	500	—	818,943	51,940

Small Cap Growth Fund
Common Stocks	247	—	—	—	(406,537)	406,537	—	—	247	—
Preferred Stocks	8,424,480	—	(7,254,247)	—	—	(209,023)	—	—	961,210	—
Limited Partnership Interest	6,271,172	160,000	—	—	—	194,738	—	—	6,625,910	194,738
Warrants	—	—	—	—	—	—	19,413	—	19,413	—

	14,695,899	160,000	(7,254,247)	—	(406,537)	392,252	19,413	—	7,606,780	601,275

Strategic Income Fund
Limited Liability Company Membership Interest	154,558	—	(52,550)	—	—	(2,318)	—	—	99,690	(2,318)
Corporate Bonds	5,054	—	(2,886)	(100)	681	1,324	—	—	4,073	(812)

	159,612	—	(55,436)	(100)	681	(994)	—	—	103,763	(3,130)

Ultra Growth Fund
Common Stocks	1,583	—	—	—	—	—	—	—	1,583	—
Preferred Stocks	1,255,122	—	—	—	—	(192,683)	—	—	1,062,439	(192,683)
Limited Partnership Interest	5,786,902	150,000	—	—	—	189,551	—	—	6,126,453	189,551
Warrants	112,200	—	—	—	—	(102,300)	436	—	10,336	(102,300)

	7,155,807	150,000	—	—	—	(105,432)	436	—	7,200,811	(105,432)

World Innovators Fund
Common Stocks	65	—	—	—	—	—	—	—	65	—
Limited Partnership Interest	484,252	10,000	—	—	—	2,495	—	—	496,747	2,495
Warrants	48,620	—	—	—	—	(44,330)	—	—	4,290	(44,330)

	532,937	10,000	—	—	—	(41,835)	—	—	501,102	(41,835)

Income Fund
U.S. Government Agency Securities	$674,288	$—	$(41,920)	$(1,600)	$(1,397)	$33,676	$—	$663,047	$—	$33,676

WASATCH FUNDS — Notes to Financial Statements (continued)

17. FAIR VALUE OF DERIVATIVE INSTRUMENTS*

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure:

WASATCH CORE GROWTH FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2012:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities Derivatives
Call options written at value	$—	$—	$—	$112,700	$—	$112,700

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended September 30, 2012:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain on options	$—	$—	$—	$178,735	$—	$178,735

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	$—	$—	$—	$(38,216)	$—	$(38,216)

LONG/SHORT FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2012:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities Derivatives
Call options written at value	$—	$—	$—	$6,597,784	$—	$6,597,784

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended September 30, 2012:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain on options	$—	$—	$—	$18,320,523	$—	$18,320,523

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	$—	$—	$—	$(2,170,388)	$—	$(2,170,388)

SEPTEMBER 30, 2012

WASATCH MICRO CAP VALUE FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2012:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities Derivatives
Call options written at value	$—	$—	$—	$165,575	$—	$165,575
Unrealized depreciation on foreign currency exchange contracts	—	15,841	—	—	—	15,841

	$—	$15,841	$—	$165,575	$—	$181,416

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended September 30, 2012:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain (loss) on investments and foreign currency translations	$—	$460,207	$—	$—	$—	$460,207
Net realized gain on options	—	—	—	1,221,805	—	1,221,805

	$—	$460,207	$—	$1,221,805	$—	$1,682,012

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	$—	$(254,511)	$—	$(280,526)	$—	$(535,037)

WASATCH SMALL CAP VALUE FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2012:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities Derivatives
Call options written at value	$—	$—	$—	$31,500	$—	$31,500

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended September 30, 2012:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	$—	$—	$—	$(102,761)	$—	$(102,761)

WASATCH FUNDS — Notes to Financial Statements (continued)	SEPTEMBER 30, 2012

WASATCH WORLD INNOVATORS FUND

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended September 30, 2012:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain (loss) on investments and foreign currency translations	$—	$—	$—	$(33,758)	$—	$(33,758)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	$—	$—	$—	$24,057	$—	$24,057

*	See Note 4 — Financial Derivative Instruments for additional information.

For the year ended September 30, 2012, the average monthly balance of derivative financial instruments was as follows:

	Core Growth Fund	Long/Short Fund	Micro Cap Value Fund	Small Cap Value Fund	World Innovators Fund
Forward currency contracts:
Average number of contracts — U.S. dollars purchased	—	—	1	—	—
Average U.S. dollar amounts purchased	$—	$—	$4,275,809	$—	$—
Option contracts:
Average number of put contracts purchased	—	—	—	—	75
Average number of call contracts purchased	—	—	—	—	13
Average number of call contracts written	171	24,086	924	89	—
Average value of put contracts purchased	$—	$—	$—	$—	$283
Average value of call contracts purchased	$—	$—	$—	$—	$12,557
Average value of call contracts written	$16,475	$5,867,310	$243,035	$10,938	$—

18. SUBSEQUENT EVENTS

On October 2, 2012, the Funds filed a post-effective registration statement pursuant to Rule 485(a)(2) under the 1940 Act for the Institutional Class shares of the Wasatch Long/Short Fund.

The Frontier Emerging Small Countries Fund had substantial inflows in October 2012 resulting in a net asset value of approximately $128,000,000 as of month-end. A significant portion of the net assets of the Frontier Emerging Small Countries Fund is owned by a group of shareholders advised by a common investment advisor. If this group of shareholders simultaneously redeems on the advice of their investment advisor, Fund expenses may increase and performance may be materially affected. However, the Advisor has contractually agreed to waive its fees and/or reimburse the Frontier Emerging Small Countries Fund should its operating expenses exceed 2.25% through at least January 31, 2013.

WASATCH FUNDS — Report of Independent Registered Public Accounting Firm	SEPTEMBER 30, 2012

To the Board of Trustees

and Shareholders of

Wasatch Funds Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Wasatch Funds Trust (hereafter referred to as the “Funds”) at September 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended (except for the Wasatch Frontier Emerging Small Countries Fund, which the results of operations and the changes in net assets are for the period January 31, 2012 (commencement of operations) through September 30, 2012, and the Wasatch Emerging India Fund, which the changes in net assets are for the period April 26, 2011 (commencement of operations) through September 30, 2012), and the financial highlights for each of the periods indicated (except for the Wasatch Large Cap Value Fund (formerly Wasatch-1st Source Income Equity Fund), Wasatch-1st Source Income Fund, and Wasatch Long/Short Fund (formerly Wasatch-1st Source Long/Short Fund), and the financial highlights for the Wasatch Large Cap Value Fund, Wasatch 1st-Source Income Fund, and Wasatch Long/Short Fund for the four years in the period then ended), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Wasatch Large Cap Value Fund, Wasatch-1st Source Income Fund, and Wasatch Long/Short Fund as of September 30, 2008 and the financial highlights for the six months then ended were audited by other auditors, whose report dated November 26, 2008 expressed an unqualified opinion on those statements. The financial statements of the Wasatch Large Cap Value Fund, Wasatch-1st Source Income Fund, and Wasatch Long/Short Fund as of March 31, 2008 and the financial highlights the year then ended, were audited by other auditors whose report dated May 22, 2008 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Kansas City, Missouri

November 27, 2012

WASATCH FUNDS — Supplemental Information

MANAGEMENT OF THE COMPANY

Management Information. The business affairs of Wasatch Funds are overseen by its Board of Trustees. The Board consists of five Independent Trustees and one Interested Trustee. Four of the Independent Trustees and the Interested Trustee were elected by shareholders to serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws. One Interested Trustee has been appointed by the elected Independent Trustees to serve until his successor is qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws.

The trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees during Past 5 Years[2]
Independent Trustees

James U. Jensen, J.D., MBA 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 68	Trustee and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Trustee since 1986	Chief Executive Officer of Clearwater Law & Governance Group (an operating law firm board governance consulting company) April 2008 to present; Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) 2001 - 2008; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	20	Director and Board Chairman of Bayhill Capital Corporation (telephone communications) since December 2007.

William R. Swinyard, Ph.D. 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 72	Trustee and Chairman of the Audit Committee	Indefinite Served as Chairman of the Audit Committee since 2004 and Trustee since 1986	Retired Professor of Business Management and Holder of the Fred G. Meyer Chair of Marketing (Emeritus), Brigham Young University, from 1978 to 2007.	20	None

D. James Croft, Ph.D. 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 70	Trustee	Indefinite Served as Chairman of the Governance and Nominating Committee since November 2011 and Trustee since 2005	Consultant to the mortgage industry on issues of mortgage quality, identification of mortgage fraud, strategic planning and client development since 2004; Founder & Executive Director, Mortgage Asset Research Institute, from 1990 to 2004.	20	None

Miriam M. Allison[3] 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 65	Trustee	Indefinite Served as Trustee since 2010	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc.	20	Director, Northwestern Mutual Series Fund, Inc. (28 portfolios) since 2006.

Heikki Rinne, Ph.D. 150 Social Hall Ave. 4th Floor Salt Lake City, Utah 84111 Age 60	Trustee	Indefinite Served as Trustee since October 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company) since 2002	20	Director, Touchfon International, through 2009; Director, Infostar Group, through 2009

Interested Trustee

Samuel S. Stewart, Jr., Ph.D. CFA[4] 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 70	President and Trustee	Indefinite Served as President and Trustee since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor from 2004 to June 2009; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	20	None

[1]

A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

SEPTEMBER 30, 2012 (UNAUDITED)

[2]

Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

[3]	Ms. Allison previously owned shares of UMB Financial Corp., the parent company of UMB Fund Services, Inc., the Funds’ transfer agent. Ms. Allison no longer owns such shares.

[4]	Dr. Stewart is an Interested Trustee because he serves as the Chairman of the Board of the Advisor.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

Daniel D. Thurber 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 43	Vice President	Indefinite Served as Vice President since February 2007	General Counsel, Chief Compliance Officer and Director of Compliance for the Advisor since 2006; Chief Compliance Officer and Secretary for Wasatch Funds from May 2006 to February 2007.

Russell L. Biles 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 44	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Secretary for Wasatch Funds since November 2008; Counsel for the Advisor since October 2006; Senior Compliance Administrator for the Advisor from October 2005 to October 2006.

Cindy B. Firestone CPA 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 54	Treasurer	Indefinite Served as Treasurer since May 2009	Treasurer for Wasatch Funds since May 2009; Assistant Treasurer for Wasatch Funds from November 2008 to May 2009; Internal Auditor for the Advisor from December 2002 to August 2011.

Additional information about the Funds’ trustees is provided in the Statement of Additional Information and is available without charge, upon request, by calling 800.551.1700.

ADDITIONAL TAX INFORMATION:

The Funds hereby designate the following amounts or maximum amounts allowable as long term capital gain dividends for the purpose of the dividends paid deduction. The amounts designated here include the utilization of earnings and profits distributed to shareholders on the redemption of shares.

Amount
Global Opportunities Fund	$22,775,242
Heritage Growth Fund	1,097,280
International Opportunities Fund	17,671,323
Small Cap Growth Fund	62,046,614
Ultra Growth Fund	7,674,675
U.S. Treasury Fund	9,334,135

For the fiscal year ended September 30, 2012, certain dividends paid by each Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. To the extent dividends are paid during the calendar year 2012, complete information will be reported on shareholders’ 2012 Form 1099-DIV.

The amount designated as qualified dividend income for the year ended September 30, 2012 will be at the highest amount permitted by law.

Corporate shareholders should note for the year ended September 30, 2012, the percentage of the Funds’ investment income (i.e., net investment income plus short-term capital gains) that qualified for the corporate dividends received deductions are as follows:

Percentage
Large Cap Value Fund	100%
Strategic Income Fund	45%
Income Fund	3%

WASATCH FUNDS — Supplemental Information (continued)	SEPTEMBER 30, 2012 (UNAUDITED)

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Wasatch Advisors uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information which is available without charge, upon request, on the Funds’ website at www.wasatchfunds.com or by calling 800.551.1700 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Wasatch Funds’ proxy voting record is available on the Funds’ website at www.wasatchfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-Q

The Funds file their complete schedules of investments with the SEC for their first and third fiscal quarters of each fiscal year, commencing with the quarter ended December 31, 2004, on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov, and may be viewed at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330).

SERVICE PROVIDERS

INVESTMENT ADVISOR

Wasatch Advisors, Inc.

150 Social Hall Avenue, 4th Floor

Salt Lake City, UT 84111

SUB-ADVISOR FOR THE WASATCH-1ST SOURCE INCOME FUND

1st Source Corporation Investment Advisors, Inc.

100 North Michigan Street

South Bend, IN 46601

SUB-ADVISOR FOR THE U.S. TREASURY FUND

Hoisington Investment Management Co.

6836 Bee Caves Rd.

Building 2, Suite 100

Austin, TX 78746

ADMINISTRATOR AND FUND ACCOUNTANT

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

TRANSFER AGENT

UMB Fund Services, Inc.

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

CUSTODIAN

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

LEGAL COUNSEL TO WASATCH FUNDS AND INDEPENDENT TRUSTEES

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

WASATCH FUNDS — Guide to Understanding Financial Statements	SEPTEMBER 30, 2012 (UNAUDITED)

Wasatch Funds provides reports to shareholders twice a year. The annual report is for the Funds’ fiscal year which ends September 30. The semi-annual report is for the six months or period ending March 31. Additionally, the Funds’ schedules of investments for the first and third quarters of each fiscal year are available to shareholders as described on page 140. These reports provide shareholders with important information that will help them evaluate the management and performance of their investments. It is the desire of Wasatch Funds to help shareholders stay in tune with their investments. If you have any questions about the information in this report, a shareholder services representative will be happy to assist you when you call 800.551.1700.

SCHEDULE OF INVESTMENTS

The holdings of each Wasatch Fund are detailed in the “Schedule of Investments.” This section provides a snapshot of the securities each Fund was invested in on the last day of the reporting period. The Wasatch Equity Funds invest primarily in Common Stocks of companies which are grouped together by industry. The Wasatch-1st Source Income Fund invests primarily in fixed income securities. The U.S. Treasury Fund invests primarily in U.S. Treasury securities. The Equity Funds will typically have only minor holdings in Short-Term Investments. At times the Funds may take temporary defensive positions by increasing cash or holdings in Short-Term Investments. Please see the prospectus under “Additional Information about the Funds.”

STATEMENTS OF ASSETS AND LIABILITIES

These financial statements show the Assets and Liabilities of a Fund on the last day of the reporting period. A Fund’s Assets include the value of securities owned, amounts receivable for purchases of Fund shares (capital shares receivable), securities sold, interest and dividends, prepaid expenses and other assets. Liabilities are amounts owed for shareholder redemptions (capital shares payable), securities purchased, investment advisory fees (payable to Advisor) and other payables. Totaling up the assets and subtracting the liabilities results in a Fund’s Net Assets.

Net Assets consist of capital stock, paid-in capital in excess of par, undistributed net investment income or loss, undistributed net realized gain or loss on investments and net unrealized appreciation or depreciation on investments. Capital stock is stock authorized by a company’s charter and having par value, stated value or no par value. Par value is set by the company issuing the shares and has no relation to Net Asset Value. The par value of one share of each Wasatch Fund is $.01. Paid-in capital in excess of par is capital received from shareholders in exchange for Fund shares that exceeds the par value of the shares. For example, if you bought one share of a Fund for $10, $.01 would show as “Capital stock” on the books of the Fund, and $9.99 would be accounted for under “Paid-in capital in excess of par.” Undistributed net investment income or loss is the amount of net investment income or loss of a Fund since inception that has not been paid to shareholders as a dividend.

Undistributed net realized gain (loss) on investments is the amount of net realized gains or losses generated by a Fund since inception that have not been distributed to shareholders in the form of a capital gain distribution. A gain or loss is realized when a security is sold by a Fund. Net unrealized appreciation (depreciation) on investments is the change in value from the purchase price of securities a Fund continues to hold.

The number of shares a Fund is authorized to sell can be found under Capital Stock Issued and Outstanding. Issued and outstanding indicates the number of shares owned by shareholders.

Net Asset Value (NAV), Redemption Price and Offering Price Per Share shows the value of one outstanding share of a Fund on the date of the report. A Fund’s share price (NAV) is calculated by dividing the value of all securities and other assets owned by a Fund, less the liabilities charged to that Fund, by the number of Fund shares outstanding. The share price is calculated at the close of business of the New York Stock Exchange on each day the Exchange is open for trading. Please see Wasatch Funds’ prospectus for more information about how share prices are calculated. Information about how the share price is affected by a Fund’s operation can be found under “Financial Highlights” on page 142.

STATEMENTS OF OPERATIONS

Statements of Operations show investment income and expenses for each Fund as well as realized gains or losses from securities sold and the appreciation or depreciation in the value of a Fund’s holdings during the reporting period.

Investment Income shows Interest and Dividends earned from interest-bearing and dividend-paying securities in a Fund’s portfolio.

Expenses show the various fees and expenses paid out of a Fund’s assets such as the fee paid to Wasatch Advisors, the Funds’ investment advisor. Additional fees include shareholder servicing, fund administration and accounting, custody of fund assets, federal and state registration, legal counsel, auditing and trustees’ fees and other expenses. The Funds pay for printing and mailing statements, prospectuses, annual reports and semi-annual reports to shareholders.

Net Investment Income (Loss) is the amount of dividends and interest income earned on securities held by a Fund, less the Fund’s expenses.

Net realized gain (loss) on investments and foreign currency translations is the net gain or loss on securities a Fund has sold. Change in unrealized appreciation (depreciation) on investments and foreign currency translations is the change in value of securities a Fund continues to hold.

Net gain (loss) on investments is the result of changes in the market value of securities a Fund has sold and securities it continues to hold.

STATEMENTS OF CHANGES IN NET ASSETS

Net Assets are a Fund’s remaining assets after taking into consideration any liabilities. Statements of Changes in Net

WASATCH FUNDS — Guide to Understanding Financial Statements (continued)	SEPTEMBER 30, 2012 (UNAUDITED)

Assets show the increase or decrease in a Fund’s net assets during the reporting period. Investment operations, dividends and capital share transactions affect a Fund’s net assets. Operations is a summary of the Statements of Operations. It includes investment income or loss, net realized gain or loss on investments and foreign currency translations a Fund has sold as well as appreciation or depreciation in the value of investments a Fund continues to hold.

Dividends are distributed by Wasatch Funds to sharehold-ers when Fund investments have earned income in excess of net expenses or when capital gains in excess of capital losses are realized from the sale of securities. Most shareholders choose to reinvest their dividends and capital gain distribu- tions. Each Fund is required by Internal Revenue Code regulations to distribute substantially all of its net investment income and capital gains to shareholders in order to retain its status as a “regulated investment company.”

Capital share transactions are any transactions involving shares of a Fund, including the selling of Fund shares, shares issued by a Fund to shareholders for the reinvestment of dividends, and share redemptions.

FINANCIAL HIGHLIGHTS

The Financial Highlights contain important historical operating information that you may find useful in making decisions or understanding the performance of your investment.

Net Asset Value (NAV) is defined under “Statements of Assets and Liabilities” on page 141. The difference between the Net asset value, beginning of period and the Net asset value, end of period in the Financial Highlights is the change in value of a Fund’s shares over the reporting period, but not its total return.

Income (loss) from investment operations shows how the share price was affected by a Fund’s operations on a per share basis. Net investment income (loss) is the per share amount of dividends and interest income earned on securities held by a Fund, less the Fund’s expenses. Net realized and unrealized gains (losses) on investments is the per share increase or decrease in the value of securities a Fund holds or has sold during the reporting period. Gains or (losses) are realized when securities are sold. Gains or (losses) are unrealized when securities increase or decrease in value but are not sold.

Distributions are the per share amount a Fund paid to shareholders from net investment income and net realized gains.

Total return is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in unrealized and realized gains and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the share price on the ex-dividend date of the distribution. A FUND’S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS.

Ratios to Average Net Assets and Supplemental Data are provided to help you better understand your investment. Net assets, end of period, are the net assets of a Fund on the reporting date. Ratio of expenses to average net assets shows the total of a Fund’s operating expenses divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. Ratio of net investment income (loss) to average net assets shows a Fund’s net investment income (loss) divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. Portfolio turnover rate measures a Fund’s buying and selling activity during the reporting period. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund’s portfolio securities. This calculation does not include securities with a maturity date of less than 12 months.

CONTACT WASATCH

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. CT

Automated Line, 24 Hours

U.S. MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT MAIL

Wasatch Funds

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

ONLINE

www.wasatchfunds.com

shareholderservice@wasatchfunds.com

Annual Report

WASATCH®
FUNDS

www.WasatchFunds.com 800.551.1700

Annual Report

www.WasatchFunds.com

800.551.1700

Wasatch funds

Item 2:  Code of Ethics.

(a)	Wasatch Funds Trust (the “Registrant”) has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b)	No disclosures are required by this Item 2(b).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(d)	There have been no waivers granted by the Registrant to individuals covered by the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as an exhibit to this Form N-CSR.

Item 3:  Audit Committee Financial Expert.

(a)	(1)

The Board of Trustees of the Registrant has determined that the Registrant has at least one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2)	The name of the audit committee financial expert is Miriam M. Allison. Ms. Allison is deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)          Audit Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm for the audit of the Registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings or engagements for the last two fiscal years ended September 30, 2012 and September 30, 2011 were $328,600 and $330,435, respectively.

(b)          Audit Related Fees – During the fiscal years ended September 30, 2012 and September 30, 2011, the Registrant was not billed any fees by the independent registered public accounting firm for assurance and related services rendered by the independent registered public accounting firm to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

During the fiscal years ended September 30, 2012 and 2011, no fees for assurance and related services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(c)          Tax Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm to the Registrant for tax compliance, tax advice, tax planning and tax return preparation for the last two fiscal years ended September 30, 2012 and September 30, 2011 were $84,550 and $80,265, respectively. These services consisted of the independent registered public accounting firm reviewing the Registrant’s excise tax returns, distribution requirements and RIC tax returns, as well as consultations regarding the tax consequences of specific investments.

During the fiscal years ended September 30, 2012 and 2011, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(d)          All Other Fees –During the fiscal years ended September 30, 2012 and 2011, there were no fees billed for products and services provided by the independent registered public accounting firm to the Registrant, other than the services reported in paragraph (a) – (c) of this Item 4.

During the fiscal years ended September 30, 2012 and 2011, no fees for other services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(e)	Pre-Approval Policies and Procedures

(1)          Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall evaluate the independence of the independent public accountants, including evaluating whether the independent public accountants provide audit services or consulting services to the Registrant or consulting services to the investment adviser, and to receive the specific representations of the independent registered public accounting firm as to their independence. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Registrant as required by Section 201 of the Sarbanes-Oxley Act, any pre-approval requests submitted by the independent registered public accounting firm as required by Section 202 of the Sarbanes-Oxley Act or as otherwise required under Section 2-01 of Regulation S-X, and shall monitor the conflict of interest requirements in Section 206 of the Sarbanes-Oxley Act, and the prohibitions on improper influence on the conduct of audits in Section 303 of the Sarbanes-Oxley Act. The Audit Committee shall pre-approve any engagement of the independent registered public accounting firm to provide any services (other than prohibited non-audit services) including the fees and other compensation to be paid to the independent registered public accounting firm.

The independent registered public accounting firm is authorized by the Audit Committee to provide non-audit services to the extent allowable under the Sarbanes-Oxley Act of 2002 for the Registrant provided that (i) the fees payable with respect to such services do not exceed $5,000 in any calendar quarter and (ii) such fees are ratified by the Audit Committee at its next meeting. The fees payable with respect to non-audit services may be increased by the affirmative vote of a majority of the members of the Audit Committee.

(2)          There were no pre-approval requirements waived for the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “De Minimis Rule”). There were no fees billed for services provided to the investment adviser described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f)	No disclosures are required by this Item 4(f).

(g)         The independent registered public accounting firm did not bill the Registrant or the Registrant’s investment adviser for any other ongoing non-audit services for the fiscal years ended September 30, 2012 and 2011 for the Registrant.

(h)	No disclosures are required by this Item 4(h).

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Shareholders may submit for the Governance and Nominating Committee’s (the “Committee”) consideration, recommendations regarding potential Trustee nominees. Any shareholder submissions must conform to the policies and procedures governing such nominations as established by the Committee and published on the Investor Education tab of the Registrant’s website www.wasatchfunds.com.

Item 11.  Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1)	Code of Ethics is attached hereto.

(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(3)	Not applicable.

(b)          The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS TRUST

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds Trust

Date:	December 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds Trust

Date:	December 6, 2012

By:	/s/ Cindy B. Firestone
Cindy B. Firestone
Treasurer (principal financial officer) of Wasatch Funds Trust

Date:	December 6, 2012